As filed with the Securities and Exchange Commission on June 19, 2013

Securities Act File No. 333-186044

Investment Company Act File No. 811-22792

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

☒	THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 2
☐	Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT

UNDER

☒	THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 2

BLACKSTONE ALTERNATIVE ALPHA FUND II

(Exact name of Registrant as Specified in Charter)

345 Park Avenue

28th Floor

New York, New York 10154

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 583-5000

Peter Koffler, Esq.

c/o Blackstone Alternative Asset Management L.P.

345 Park Avenue

28th Floor

New York, New York 10154

(Name and Address of Agent for Service)

COPY TO:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box:  ☒

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) of the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933

TITLE OF SECURITIES BEING REGISTERED(1)	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(2)	AMOUNT OF REGISTRATION FEE
Shares of beneficial interest	$250,000,000	$34,100(3)

(1)

The Securities and Exchange Commission has granted exemptive relief permitting the Fund to offer multiple classes of shares of beneficial interest. This registration statement relates to the maximum aggregate offering of $250,000,000 of shares of beneficial interest of the Fund. The offering currently includes the following share classes: Advisor Class I Shares, Advisor Class II Shares and Advisor Class III Shares. In the future, other classes of shares of beneficial interest of the Fund may be registered and included in the offering.

(2)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(3)	Previously paid.

Blackstone Alternative Alpha Master Fund, as the master fund in which the Registrant invests substantially all of its assets, has also executed this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale for these securities in any state in which such offer, solicitation, or sale would be unlawful prior to notification under the securities laws of any such state.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JUNE 19, 2013

PROSPECTUS

BLACKSTONE ALTERNATIVE ALPHA FUND II

Advisor Class I shares of beneficial interest

[June     , 2013]

Blackstone Alternative Asset Management L.P. (“BAAM”)

Investment Manager

Blackstone Alternative Alpha Fund II (the “Fund”) is a recently formed Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund intends to pursue its investment objective by investing substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund. The Master Fund in turn intends to invest its assets, directly or indirectly, in investment partnerships, managed funds, and other investment funds, which may include investment funds commonly referred to as “hedge funds” (collectively, “Investment Funds”), managed by outside parties, that invest in or trade in a range of investments that is without limit but may include equities and fixed income securities, currencies, derivative instruments (including, but not limited to, futures and forward contracts, swaps, and call and put options), and commodities. See “Investment Objective and Strategies” below. The Investment Funds in which the Master Fund invests are subject to special risks. See “Risks Arising from Investment Activities of the Investment Funds.” Through its investment in the Master Fund and the Master Fund’s investment in Investment Funds, the Fund could be considered to be the type of fund commonly referred to as a “fund of hedge funds.”

The Fund’s shares of beneficial interest (the “Shares”) will be offered in multiple classes. This Prospectus applies only to the offering of Advisor Class I Shares (“Advisor Class I Shares”). Advisor Class I Shares will be offered during an initial offering period at the offering price, which is $1,000 per share, and they are expected to be offered on a continuous basis thereafter at net asset value per share, as described in this Prospectus. The Fund will not commence investment operations until the termination of the initial offering period. The Fund has registered under the Securities Act of 1933, as amended, $250,000,000 in Shares for sale under the registration statement to which this Prospectus relates. No person who is admitted as a shareholder of the Fund (an “Investor”) will have the right to require the Fund to redeem any Advisor Class I Shares and the Advisor Class I Shares will have very limited liquidity, as described in this Prospectus.

	Price to Public	Proceeds to the Fund(2)
Per Advisor Class I share(1)	At Current NAV	Amount Invested at Current NAV
Total	Up to $250,000,000	Up to $250,000,000(3)

(1)

The Advisor Class I Shares will be offered during an initial offering period at the offering price, which is $1,000 per share, and they are expected to be offering on a continuous basis thereafter at the then current net asset value (“NAV”) per share, which will vary. The Advisor Class I Shares are not subject to a sales load. The initial offering period is scheduled to terminate on or about August 1, 2013, or such earlier or later date as the Fund’s Board of Trustees may determine. The Fund will not commence investment operations until the termination of the initial offering period. See “Subscription for Shares – The Offering” below.

(2)

The Fund estimates that the combined organizational and initial offering costs of the Fund will equal approximately $388,000. These expenses will be paid initially by BAAM. The Fund has agreed to repay these amounts, when and if requested by BAAM, but only if and to the extent that the Fund’s Specified Expenses (and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% (annualized) during the three year period ending March 31, 2016. See “Management of the Fund – Expense Limitation Undertaking” below.

(3)	Total proceeds to the Fund assume the sale of all Shares registered under this registration statement.

Blackstone Advisory Partners L.P. (the “Distributor”) acts as the distributor for the Advisor Class I Shares and serves in that capacity on a best efforts basis, subject to various conditions.

If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund, as amended from time to time (the “Declaration of Trust”).

Investments in the Fund may be made only by “Eligible Investors” as defined in this Prospectus. See “Subscription for Shares—Eligible Investors.”

Investment in the Fund involves a high degree of risk and should be considered a speculative investment that entails substantial risks, including but not limited to:

•	Loss of capital.

•	The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop.

•	The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust.

•

Although the Fund may offer to repurchase Shares (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund.

•

Unlike open-end management investment companies (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an Investor’s option. As a result, an Investor may not be able to sell or otherwise liquidate his or her Shares. See “Risks Associated with BAAM and the Operation of the Fund – Liquidity Risks.”

•	The Fund invests in the Master Fund as part of a master-feeder arrangement in which the Fund and the Master Fund are separate closed-end funds. The Fund is not a separate series of the Master Fund.

•	The Shares are appropriate only for Investors who can tolerate a high degree of risk and do not require a liquid investment.

•	The Investment Funds in which the Master Fund invests may pursue various investment strategies and are subject to special risks.

•	Investment in the Shares is speculative and there is no guarantee that the Fund will achieve its investment objective.

This Prospectus sets forth concisely information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated [June     , 2013], has been filed with the U.S. Securities and Exchange Commission (“SEC”). The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 67 of this Prospectus. You can request a copy of the SAI, and the Fund’s annual and semi-annual reports (when they are available), without charge by writing to or calling Citi Fund Services Ohio, Inc., the Fund’s transfer agent (the “Transfer Agent”) at 1-888-386-9490. You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You can obtain the SAI, material incorporated by reference herein and other information about the Fund, on the SEC’s website (http://www.sec.gov). Additionally, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund may be found under “Closed-End Funds” on BAAM’s website (http://www.blackstone.com) (click on the “Our Businesses” tab). This reference to BAAM’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate BAAM’s website into this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No broker-dealer, salesperson, or other person is authorized to give an Investor any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.

There is no minimum number of Shares (by all Investors in aggregate) required to be purchased in the initial offering or any subsequent offering. Amounts received from potential Investors in the Fund will be held in a non-interest bearing escrow account pending the admission of Investors to the Fund.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective Investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective Investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus is [June     , 2013].

BLACKSTONE ALTERNATIVE ALPHA FUND II

Advisor Class I Shares

Summary of Terms

This is only a summary and does not contain all of the information that a prospective Investor should consider before investing in the Advisor Class I Shares of Blackstone Alternative Alpha Fund II (the “Fund”). Before investing, a prospective Investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective Investor.

The Fund:	Blackstone Alternative Alpha Fund II is a newly formed Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund intends to invest substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”).

The Fund is offering shares of beneficial interest (the “Shares”). The Fund has been granted exemptive relief permitting it to offer multiple classes of shares with different terms and conditions. This Prospectus offers only Advisor Class I Shares. The fees and expenses of other classes of Shares may vary from those of the Advisor Class I Shares (which may affect performance) and will be offered under a different prospectus or prospectuses. All Advisor Class I Shares will be sold in large minimum denominations solely to high net worth individual and institutional investors, and will be restricted as to transfer. (See “Subscription For Shares.”)

The Master Fund:	Blackstone Alternative Alpha Master Fund is a Massachusetts business trust that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund has the same investment objective and substantially the same investment policies as the Fund. The Master Fund may have investors in addition to the Fund from time to time that may (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Fund.

Investment Objective:	The Fund’s (and the Master Fund’s) investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. There can be no assurance that the Fund (or the Master Fund) will achieve its objective. The investment objective is not fundamental and the Fund’s board of trustees (the “Board” or the “Board of Trustees” and each member, a “Trustee”) may change the Fund’s (or the Master Fund’s) investment objective without shareholder (“Investor”) approval.

Investment Strategy:	Through its investment in the Master Fund, the Fund is a “fund of funds” that provides a means for investors to participate in investments in various Investment Funds (as defined below). The Master Fund pursues its investment objective by investing, directly or indirectly through the Subsidiary (as defined below), in non-traditional or “alternative” strategies by investing in investment partnerships, managed funds, and other investment funds, which may include investment funds commonly referred to as “hedge funds” (“Investment Funds”), generally managed by outside parties (the “Portfolio Managers”), that invest in or trade in a range of investments that is without limit but may include equities and fixed income securities, currencies, derivative instruments (including, but not limited to, futures and forward contracts, swaps, and call and put options), and commodities. Although the Master Fund will obtain exposure to a variety of alternative strategies, it expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies. See “Investment Objective and Strategies.” In addition, the Master Fund may, under limited circumstances, invest or trade, directly in securities and financial instruments for hedging purposes and/or pursuant to investment advice of discretionary or non-discretionary managers (as defined below).

Through its investment in the Master Fund, the Fund offers its shareholders (“Investors”) the following potential features: the spreading of risk across a number of investment strategies, Portfolio Managers, Investment Funds, and markets; professional identification, researching, interviewing, evaluation, selection, and monitoring of the services of a select group of non-traditional asset fund managers; the ability to invest with Portfolio Managers who may be generally unavailable to new investors or who require a minimum account size that is higher than most individual investors would be willing or able to commit to; and administrative convenience.

The Master Fund may invest a portion of its assets (but not more than 25%) in a wholly-owned and controlled subsidiary (the “Subsidiary”) of the Master Fund formed under the laws of the Cayman Islands. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. BAAM expects to invest the Subsidiary’s assets in various Investment Funds.

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of borrowings (if any) for investment purposes, will be invested, directly or indirectly through the Subsidiary, or held pending investment in, Investment Funds.

Risk Factors:	An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Risks of investing in the Fund include:

—	Investors may lose capital.

—

The Fund is newly formed and has no operating history, and the Master Fund is recently organized and has limited operating history. The Portfolio Managers, in some cases, also may be newly organized or have only limited operating histories upon which their performance may be evaluated.

—

It is expected that Investors in Advisor Class I Shares will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level) and a single layer of incentive fees (at the Investment Fund level); Advisor Class I Shares also directly pay an ongoing asset-based distribution and service fee. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. Expenses exist at the Fund level, the Master Fund level and the Investment Fund level.

—	Shares will not be traded on any securities exchange or other market and are subject to restrictions on transfer.

—

The Master Fund’s, and therefore the Fund’s, performance depends upon the performance of the Portfolio Managers and selected strategies, the adherence by the Portfolio Managers to their selected strategies, the instruments used by the Portfolio Managers, and BAAM’s ability to select Portfolio Managers and strategies and to successfully allocate Master Fund assets among the Portfolio Managers.

—

Identifying the appropriate Portfolio Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that are identified as attractive opportunities.

—

BAAM will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect BAAM’s ability to accurately value the Master Fund’s shares. In most cases, BAAM has little or no means of independently verifying this information.

—

The Master Fund is classified as a “non-diversified” investment company. A non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers than a “diversified” fund. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

—

The net asset value of the Master Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Master Fund would realize on withdrawing its investments from the Investment Funds (as used herein, references to the withdrawal of an investment in an Investment Fund should be read to include a redemption of an investment in, or withdrawal from, an Investment Fund as appropriate in light of the organizational structure of the Investment Fund). This could adversely affect Investors whose Shares are repurchased as well as new Investors and remaining Investors.

—

Many of the Master Fund’s assets will be priced, in the absence of a readily available market, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to BAAM, and the price at which purchases and repurchases of Shares are made.

—

Investments in Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Master Fund or the Fund are repurchasing their shares. Some Investment Funds may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Master Fund, from time to time. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected.

3

—

The Master Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Master Fund’s initial investment in an Investment Fund. During this period, the Master Fund may not be permitted to withdraw its investment or only may be able to do so with payment of a fee.

—

Certain Investment Funds may invest a portion of their assets in investments that the Portfolio Managers believe are illiquid, lack a readily assessable market value, or should be held until the resolution of a special event or circumstance (“Special Investments”). Investment Funds generally are permitted to make payment to withdrawing investors in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Master Fund may receive an in-kind distribution of investments, including Special Investments, that are illiquid or difficult to value. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected. In addition, the Fund and Investors could receive distributions in-kind of Special Investments or other investments that are illiquid and difficult to value.

—	Investment Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Master Fund will not be able to avail itself of the protections of the 1940 Act.

—	Investors in the Fund will have no right to receive information about the Investment Funds or Portfolio Managers, and will have no recourse against Investment Funds or their Portfolio Managers.

—	Portfolio Managers may use proprietary investment strategies that are not fully disclosed to BAAM, and which may involve risks under some market conditions that are not anticipated by BAAM.

—	Portfolio Managers may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative.

—

Portfolio Managers may make investment decisions which conflict with each other; for example, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

—	Investors may be exposed to significant indirect indemnification obligations to the Investment Funds, their Portfolio Managers and their third party service providers.

—

Individual Portfolio Managers may invest in highly speculative strategies, which involve significant risk of loss, including, but not limited to, selling securities short, focusing investments in foreign currencies, focusing on emerging markets or investing solely in volatile industry sectors, among others.

—

Portfolio Managers may change their investment strategies (i.e., may experience “style drift”) at any time. Style drift among Portfolio Managers may impair BAAM’s ability to construct and monitor the Master Fund’s portfolio.

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—	Portfolio Managers may invest without limitation in restricted and illiquid securities.

—	Portfolio Managers may invest in below-investment grade debt (so-called “junk bonds”).

—

Portfolio Managers may invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic changes.

—

Portfolio Managers may seek to profit from the occurrence of specific corporate events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Investment Funds’ performance.

—

Portfolio Managers may seek to predict the direction of complex markets, including international securities, foreign currencies, and commodities and may use highly volatile futures contracts and other derivative instruments which may magnify the potential volatility of the Shares.

—	Portfolio Managers may use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors.

—

Performance fees charged by Portfolio Managers may create incentives for Portfolio Managers to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains.

—

Portfolio Managers may focus on a particular industry or industries, which may subject its Investment Fund to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

—

Portfolio Managers may focus on securities of non-U.S. issuers, including those located in developing countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

—	Investment Funds may have a high portfolio turnover rate which may result in higher brokerage commissions and, therefore, lower investment returns.

—

Portfolio Managers may use derivatives (including, but not limited to, futures and forward contracts, swaps, and call and put options) for hedging and non-hedging purposes; derivatives can be volatile and illiquid, can be subject to counterparty credit risk, and may entail investment exposure greater than their notional amount.

—	BAAM may have conflicts of interests which could interfere with its management of the Fund. Investments made on behalf

5

of other clients of BAAM may restrict the Master Fund’s ability to purchase or sell certain Investment Funds under applicable law.

—

A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. A Portfolio Manager’s use of short sales, in certain circumstances, can result in significant losses.

—	The Investment Funds’ portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Portfolio Managers at substantial discounts or losses.

—

As described in this Prospectus, the Master Fund may borrow money (or use leverage) to fund investments in Investment Funds, to satisfy repurchase requests and to obtain investment exposure to various markets or investment styles, which could magnify significantly the potential volatility of the Shares. Although BAAM does not generally intend to operate the Master Fund on a leveraged basis, under some circumstances the Master Fund could be leveraged for an extended period of time.

—	The Master Fund may invest in put options or utilize futures contracts, both of which can be illiquid and subject the Master Fund to counterparty credit risk.

—

The Master Fund intends to purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Master Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Master Fund will not be able to vote to the full extent of its economic interest on matters that require the approval of investors in each Investment Fund, including matters that could adversely affect the Master Fund’s investment.

—

By investing in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as expected and could adversely affect the Master Fund.

—

It may be difficult for the Fund to satisfy the 90% gross income, diversification, and distribution requirements for treatment as a regulated investment company under the Internal Revenue Code (described below), including because of uncertainty with respect to the application of some of the rules to the Fund’s or the Master Fund’s investments. The Fund would almost certainly be unable to satisfy the requirements for treatment as a regulated investment company if the Master Fund were to fail to meet those requirements. Failure to satisfy any one of these requirements could subject the Fund and/or the Master Fund to excise taxes and regular corporate income taxes.

6

—

The Master Fund’s intention to qualify as a regulated investment company may in some cases prevent it from taking advantage of attractive investment opportunities or may force it to liquidate investments at disadvantageous times or prices.

An investment in the Fund should be considered a speculative investment that entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

See “Risks.”

Investment Manager (BAAM):	The Blackstone Group L.P. (“Blackstone”), founded in 1985, is one of the world’s leading investment and advisory firms. BAAM, the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. BAAM, a Delaware limited partnership and registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment manager for the Fund and the Master Fund. BAAM is located at 345 Park Avenue, 28th Floor, New York, New York 10154.

BAAM advises many of the world’s largest and most sophisticated investors, including corporate, public and union pension funds, as well as sovereign wealth funds, central banks, insurance companies, high net worth individuals, family trusts, and other institutional investors. As of May 1, 2013, BAAM had approximately $49 billion (unaudited) in assets under management. For more information regarding BAAM, see “Management of the Fund—BAAM.”

Each investment with a hedge fund manager is the culmination of BAAM’s investment decision-making process, which is based on rigorous evaluations (incorporating, among other things, in-person meetings and assessments) of portfolio managers, a top-down assessment of opportunities across market sectors, and a bottom-up approach to portfolio construction.

BAAM and its affiliates, their individual members and employees, and funds and accounts managed by any of them currently maintain significant proprietary investments, totaling approximately $1.4 billion as of May 1, 2013, in privately offered funds that have substantially similar investment strategies to the Fund.

Conflicts of Interest:	BAAM devotes to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s activities. Investment activities by BAAM, including the establishment of other investment funds and the provision of advisory services to discretionary or non-discretionary separate accounts, may give rise to conflicts of interest. BAAM and its affiliates may also engage in business activities unrelated to the Fund that create conflicts of interest. See “Conflicts of Interest.”

Management Fee:	In light of BAAM’s arrangements with the Master Fund and the fact that the Fund will seek to achieve its investment objective by investing substantially all of its assets in the Master Fund, BAAM will not charge the Fund a management fee with respect to any period during

7

which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and Master Fund. On a quarterly basis the Master Fund will pay BAAM a management fee (the “Management Fee”) in arrears that will accrue monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to any purchases or repurchases of Master Fund shares or any distributions by the Master Fund.

Investor Eligibility:	Advisor Class I Shares will be sold only to persons who are “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). These persons are referred to as Eligible Investors in this Prospectus. See “Subscription for Shares—Eligible Investors.”

If they are accredited investors, tax-exempt entities, including investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including employee benefit plans, individual retirement accounts (each an “IRA”), and 401(k) and Keogh Plans, may purchase Advisor Class I Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, BAAM will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes an Investor, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

Clients of Eligible Financial Intermediaries may generally invest in Advisor

Class I Shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Advisor Class I Shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums. In addition, investors may, under certain circumstances, be able to purchase Advisor Class I Shares directly from the Fund.

Minimum Investment:	The minimum initial investment in the Fund by an investor is $50,000, and the minimum subsequent investment in the Fund by an investor is $10,000. However, the Fund may waive these requirements in its sole discretion.

Subscription for Shares:	Advisor Class I Shares are being offered during an initial offering period that is scheduled to terminate on or about August 1, 2013 or such earlier or later date as the Board may determine. During the initial offering period, the Advisor Class I Shares will be offered at the offering price, which is $1,000 per share. Advisor Class I Shares subscribed for during the initial offering period will be sold as of August 1, 2013 (or another date established by the Board). The Fund will not

8

commence investment operations until the termination of the initial offering period. The Advisor Class I Shares are expected to be offered thereafter on a continuous basis with monthly opportunities for purchases at net asset value per share, as described in this Prospectus. Consult with your selling agent to determine if the initial offering period has terminated. The Fund, in the discretion of the Fund’s Board, may sell Advisor Class I Shares to new investors and may allow existing Investors to purchase additional Advisor Class I Shares, generally as of the first Business Day (a “Business Day” is any day on which the New York Stock Exchange is open for business, and any other day so designated by the Board in its sole discretion) of each month.

During the initial and continuous offerings, the full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the date as of which Advisor Class I Shares are to be issued (the “Effective Date”). Advisor Class I Shares purchased after the initial offering period will be issued at net asset value per share as of the Effective Date. Notice of each Advisor Class I Share transaction will be furnished to Investors (or their financial representatives) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Advisor Class I Shares generally will be available within 30 days after the Effective Date; at that time, the number of Advisor Class I Shares based on that net asset value and each Investor’s subscription amount will be determined and credited to the Investor’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Each prospective Investor must complete the subscription documents, in which the investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent generally must receive the executed subscription documents at least five Business Days before the date as of which Advisor Class I Shares are to be issued.

However, in the Fund’s or BAAM’s discretion, subscription documents received after this deadline may be accepted. For more information regarding minimum investments, see “Subscription for Shares—The Offering.”

Distributor:	The Distributor acts as the distributor of the Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Advisor Class I Shares are not subject to a sales load. The Fund may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.

In addition, BAAM and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Shares or the servicing of Investor accounts.

Distributions; Automatic Dividend Reinvestment Plan:	The Fund pays dividends at least annually in amounts representing substantially all of the net investment income of the Fund, if any, earned each year. The Fund pays substantially all net realized capital gain to Investors at least annually.

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Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares unless an Investor “opts out” (elects not to reinvest in Advisor Class I Shares) or is otherwise ineligible. Investors may opt out by indicating that choice on the subscription documents. Investors may also change their election at any time by contacting the Administrator (as defined below). Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last Business Day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions.

Fund Expenses:	The Fund will bear its own expenses, including but not limited to fees and expenses paid to the Administrator and the custodian; fees and expenses for accounting, brokerage, custody, transfer, registration, insurance, interest, finder’s, its Board of Trustees, legal services, audit services, tax preparation, investment banking, consulting, risk management, research, investment-related due diligence (including related travel) and indemnification; certain technology costs including hardware and software; consulting fees related to the portfolio management and risk management of the Fund; tax and other operational expenses, such as broker-dealer expenses; and extraordinary expenses. The Fund will bear indirectly its pro rata share of the Master Fund’s expenses. The Fund also will bear the expenses incurred in connection with the organization of the Fund and in the offering and sale of its Shares and, indirectly, the costs associated with the organization of the Master Fund and other expenses of the Master Fund, including the Management Fee. As described below under “Management of the Fund—Management Agreement,” BAAM has contractually agreed to waive its fees and/or reimburse expenses of the Fund to limit the amount of the Fund’s “Specified Expenses” (as defined below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses), subject to recapture by BAAM if the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) subsequently fall below 0.35% (annualized) within the three year period after BAAM bears the expense.

Master Fund Expenses:	The Master Fund will bear its own fees and expenses, including the Management Fee. It also pays fees and expenses incidental to the purchase, holding and sale of interests in, and bears a pro rata share of the fees, including, but not limited to, any commitment fees, and expenses of, any Investment Fund and recurring investment expenses, including custodial costs, brokerage costs and interest charges with respect to investments and any other expenses which the Board of Trustees determines to be directly related to the investment of the Master Fund’s assets, including investment-related due diligence expenses (including, but not limited to, travel expenses). These expenses are indirectly borne, on a pro rata basis, by the Fund, and therefore also by the Investors.

Repurchases:	The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be available only

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through limited tender offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks.”

No Investor will have the right to require the Fund to redeem Shares and you will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. However, the Fund may from time to time offer to repurchase a portion of its outstanding Shares pursuant to written tenders by Investors.

Repurchases will be made at such times and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Investors, the Board of Trustees will consider the recommendations of BAAM. BAAM expects that it will recommend to the Board of Trustees that the Fund’s initial Tender Valuation Date (as defined below) be December 31, 2013. Thereafter, BAAM expects that it will generally recommend to the Board of Trustees that the Fund offer to repurchase a portion of the Shares from Investors four times each year, effective March 31, June 30, September 30 and December 31. The Board of Trustees will typically consider the following factors, among others, in making this determination: (i) whether any Investors have requested that the Fund repurchase their Shares; (ii) the liquidity of the Master Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

The Fund generally will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares at or around the same time. It is anticipated that each repurchase offer of the Fund will extend only to a specified portion of the Fund’s net assets (generally, 5–25% of the Fund’s net assets), based upon, among other things, the liquidity of the Master Fund’s assets. Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Shares on the first Business Day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

The Fund may effect a compulsory repurchase of all or a portion of an Investor’s Shares if the Board deems it advisable to do so. See “Repurchases and Transfers of Shares—Forced Redemption.”

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The Fund’s repurchase offers are subject to additional terms, conditions, and restrictions. For more information concerning repurchases, see “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks” and “Repurchases and Transfers of Shares.”

Although the Fund intends to engage in periodic repurchases as described herein, no assurances can be given that such repurchases will occur or that any shares you tender will be repurchased. In the event that the Fund does not at least once during any 24-month period beginning after January 1, 2014 offer to repurchase any of the Shares tendered in accordance with the procedures determined by the Board from time to time, the Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved.

Transferability of Shares:	There is no market for Shares and none is expected to develop. Shares are not assignable or transferable without the prior written consent of the Fund, which may be granted or withheld in its sole discretion. Transfers of Shares effected without compliance with the Declaration of Trust will not be recognized by the Fund.

Valuations:	The Administrator will value the Fund’s assets as of the close of each fiscal period, which generally is expected to be the close of business on the last Business Day of each month, in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and procedures established by the Board of Trustees. The Board may, however, in its sole discretion, elect to use any other period as a fiscal period, and may elect to determine the Fund’s net asset value at any other time. The Fund expects that, in most cases, the Fund will value its assets in accordance with valuations reported by the Master Fund, which in turn will, in most cases, value its assets in accordance with valuations reported by the Portfolio Manager, although the Fund and the Master Fund will have discretion to use other valuation methods. The Administrator and BAAM may not have the ability to assess the accuracy of valuations reported by Portfolio Managers. Also, valuations will be reported to the Master Fund based on interim unaudited financial records of Investment Funds, and will be estimates subject to adjustment. See the section entitled “Determination of Net Asset Value” for more information.

Summary of Tax Matters:	The Fund intends to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to so qualify and be eligible, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements (described below). The Fund also currently expects that the Master Fund will satisfy the requirements to qualify and be eligible to be treated as a RIC. There can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

The Fund will invest substantially all of its assets in the Master Fund, and if the Master Fund were to fail to satisfy the diversification, 90% gross income, or distribution requirement and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement. It may be difficult for the Master Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of the requirements to the Master Fund’s investments. As a result, there can be no

12

assurance that the Fund or the Master Fund will be able to qualify for or maintain its status as a RIC. Failure to qualify for or maintain such status could subject the Fund or the Master Fund to regular corporate income taxes.

The Master Fund will invest in Investment Funds that qualify as PFICs (described below), controlled foreign corporations (described below), or partnerships for U.S. federal income tax purposes. Investments of this type will likely require the Master Fund to recognize income or gain in excess of any cash it receives. Thus, to the extent the Master Fund makes such investments, it may be required to sell assets, potentially including such investments, possibly when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), in order to generate the cash necessary to make the distributions required to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in this regard.

Under the Automatic Dividend Reinvestment Plan (described below), Investors may elect to have their dividends on Advisor Class I Shares reinvested in Advisor Class I Shares. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend, as defined below) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

Reports:	The Fund will distribute a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period. Any Investor may request from the Administrator an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Borrowings:	Subject to limitations imposed by the 1940 Act, the Fund and Master Fund (as applicable) may borrow money from time to time. The Fund and Master Fund (as applicable) currently intend (including during their first year of operations) to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing shares of the Fund/Master Fund in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) making any investments in Investment Funds prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments) and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. Although BAAM does not generally intend to operate the Master Fund on a leveraged basis (including during its first year of operations), under some circumstances the Master Fund could be leveraged for an extended period of time. See “Risks Associated With BAAM and the Operation of the Fund—Borrowing by the Fund; Investments are Leveraged.”

Exculpation, Indemnification, etc.	Under each of the Fund’s and the Master Fund’s Declaration of Trust, each of the Fund and the Master Fund has agreed to indemnify each member of its Board of Trustees and its officers (including such persons who serve at the Fund’s or the Master Fund’s request as directors, officers, members, partners, or trustees of another organization in which the Fund or the Master Fund, as applicable, has any interest as a shareholder, creditor or otherwise) (each such person

13

hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit, or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

Term:	The Fund will continue indefinitely until the Board determines that it is in the best interests of the Fund to cease operations permanently or the Fund is terminated pursuant to the terms of the Declaration of Trust.

Administrator:	Each of the Fund and the Master Fund has entered into a separate administration agreement (each, an “Administration Agreement”) with Citi Fund Services Ohio, Inc. (the “Administrator”). The Administrator and/or its affiliates are responsible for certain matters pertaining to the administration of the Fund and the Master Fund, including: (a) maintaining corporate and financial books and records of the Fund and the Master Fund, (b) providing administration services, and (c) performing other accounting and clerical services necessary in connection with the administration of the Fund and the Master Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies.

Distributor:	Blackstone Advisory Partners L.P.

Transfer Agent:	Citi Fund Services Ohio, Inc.

Independent Registered Public Accounting Firm:	Deloitte & Touche LLP

Custodian:	Citibank, N.A. (the “Custodian”) acts as custodian to the Fund and the Master Fund pursuant to agreements between the Custodian and each of the Fund and the Master Fund. In furtherance of its duties to the Fund, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Fund.

Fiscal Year:	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

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Summary of Fees and Expenses

This table describes the combined fees and expenses of the Fund and the Master Fund that you will incur (directly or indirectly) if you buy and hold Advisor Class I Shares. Because the Fund has no operating history, many of these expenses are estimates. The direct and indirect expenses associated with investing in a “fund of funds,” such as the investment program provided by the Fund and the Master Fund, are generally higher than those of other types of funds that do not invest primarily in other investment funds. This is because of the expectation that Investors in the Fund will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level), a single layer of incentive fees (at the Investment Fund level), and other expenses at the Fund level, the Master Fund level and the Investment Fund level. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. The fees and expenses charged at the underlying fund level are estimated in the table below under the caption “Acquired Fund Fees and Expenses.” Investors in the Fund will bear indirectly fees and expenses of the Master Fund and fees and expenses of the Investment Funds, both of which are reflected in the following table and the examples below. The Investment Fund fees are described below in the section “Risks Associated with BAAM and the Operation of the Fund—Duplicative Payments and Expenses.”

Shareholder Transaction Expenses:

Maximum Sales Load (as a percentage of the offering price)(1)	None

Maximum Repurchase Fee(2)	2.00%

Annual Expenses (as a percentage of net assets of the Fund attributable to Advisor Class I Shares):

Management Fee(3)	1.25%

Other Expenses(4)	0.32%

Distribution and Service Fee(5)	0.40%

Acquired Fund Fees and Expenses(6)	5.83%

Total Annual Expenses	7.80%

Fee Waiver and/or Expense Reimbursement(7)	0.00%

Total Annual Expenses After Fee Waiver/Expense Reimbursement	7.80%

(1)

The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Fund may be offered through other brokers or dealers (selling agents) that have entered into selling agreements with the Distributor.

(2)

Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

(3)

The management fee is payable by the Master Fund, but will be borne indirectly by Investors as a result of the Fund’s investment in the Master Fund. The Fund’s contractual investment management fee rate under its investment management agreement (the “Investment Management Agreement”) with BAAM is 1.25%; however, pursuant to its Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by BAAM to the Fund and the Master Fund.

(4)

“Other Expenses” are estimated based on Fund net assets of $200 million and anticipated expenses for the first year of the Fund’s operations and the Fund’s pro rata share of the Master Fund’s anticipated expenses during the first year of the Fund’s operations, and includes professional fees and other expenses, including, without limitation,

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offering costs, administration fees, investor servicing fees, custody fees, trustee fees, insurance costs, financing costs (resulting from credit facilities used as bridge financing for portfolio management purposes, not to leverage investments) and other expenses that the Fund will bear directly and indirectly through the Master Fund.

(5)

Advisor Class I Shares pay the Distributor an ongoing fee (the “Distribution and Service Fee”) at an annualized rate of 0.40% of the average net assets of the Fund that are attributable to Advisor Class I Shares. The Distribution and Service Fee consists of compensation at a rate of 0.15% for the sale and marketing of the Advisor Class I Shares and 0.25% for services provided to Investors (such as responding to inquiries from Investors and providing Investors with information about their investments in the Fund). The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Advisor Class I Shares of the Fund. The Fund operates pursuant to an exemptive request that it has been granted by the Financial Industry Regulatory Authority (“FINRA”). Pursuant to this exemption, the ongoing Distribution and Service Fee payments made by the Fund are governed by FINRA Rule 2830. This is the rule that governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies. See “Subscription for Shares – Distribution Arrangements” below.

(6)

Includes estimated fees and expenses of the Investment Funds in which the Master Fund intends to invest based upon estimated net assets of the Master Fund of $300 million. Some or all of the Investment Funds in which the Master Fund intends to invest charge incentive fees or allocations based on the Investment Funds’ earnings. The Investment Funds in which the Master Fund intends to invest generally charge between 10% and 30% of net profits as an incentive fee or allocation. The fees and expenses in the table above were estimated by incorporating actual historical management fees and fund expenses and by applying actual incentive fee rates to the realized fund performance as included in the audited financial statements for the most recent fiscal year for each of the Investment Funds in which the Master Fund intends to invest. Actual such amounts incurred by the Master Fund may be substantially higher or lower because the performance of the Investment Funds may fluctuate and the Master Fund may invest in different Investment Funds from time to time.

(7)

Through March 31, 2016, BAAM has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s “Specified Expenses” including the Fund’s pro rata share of the Master Fund’s Specified Expenses will not exceed 0.35% (annualized). The Fund has agreed to repay these amounts, when and if requested by BAAM, but only if and to the extent that Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% (annualized) within the three year period after BAAM bears the expense. This arrangement cannot be terminated prior to March 31, 2016 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund or Master Fund with the exception of (i) the Management Fee; (ii) the Distribution and Service Fee, (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). See “Management of the Fund—Expense Limitation Undertaking” below.

Example:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$77.98	$245.82	$430.87	$980.79

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund.”

The “Example” is based on the expenses set forth in the table above and should not be considered a representation of the Fund’s future expenses. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase. Similarly, if the Investment Funds’ actual net rates of return exceed 5%, the dollar amounts could be significantly greater as a result of the Investment Funds’ performance-based fees.

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Privacy Policy

This privacy policy sets forth BAAM’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective Investors and former investors of investment funds managed by BAAM. These policies apply to individuals only and are subject to change.

BAAM collects nonpublic personal information about Investors from the information it receives in subscription agreements and information relating to an Investor’s transactions with BAAM.

BAAM does not disclose any nonpublic personal information about the Investors to anyone other than (i) fund administrators and other service providers as necessary in order to service each BAAM Investor’s investment with BAAM, (ii) The Blackstone Group L.P. and its affiliates (collectively, “TBG”) in order to determine the Investor’s eligibility for services offered by TBG, and (iii) as permitted by law.

An Investor may limit the extent to which BAAM shares the Investor’s personal information with TBG by calling 1-888-386-9490. BAAM is required to share the Investor’s personal information with TBG in order to determine the Investor’s eligibility for investment services offered by TBG. However, BAAM still may share such personal information with TBG as necessary to service such Investor’s investment with BAAM or under other circumstances permitted by law. TBG also may market investment services to Investors where TBG has its own relationship with an Investor. Once an Investor has informed BAAM about his or her privacy preferences, they will remain in effect until the Investor notifies BAAM otherwise.

It also may be necessary under anti-money laundering and similar laws to disclose information about Investors in order to accept subscriptions from them. BAAM also will release information about Investors if compelled to do so by law in connection with any government request or investigation, or if any Investors direct BAAM to do so.

Information Safeguarding Policy

Except as otherwise expressly provided above, BAAM restricts access to nonpublic personal information about Investors to its employees and agents who need to know the information to enable BAAM to service the Investors. BAAM maintains physical, electronic and procedural safeguards to guard each Investor’s nonpublic personal information.

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Use of Proceeds

The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund intends to invest substantially all of its assets in the Master Fund.

Although the Fund intends to invest substantially all of its assets in the Master Fund, it may withdraw from the Master Fund and may invest directly in Investment Funds under certain circumstances, including but not limited to circumstances in which investors other than the Fund acquire control of the Master Fund, in which case the Fund would be subject directly to the risks described in this Prospectus. See “Investment Objective and Strategies” and “Risks.”

Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund’s and the Master Fund’s investment objective and principal strategies, the Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, forward contracts, currency options and interest rate swaps, caps and floors for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date, or (vii) for any other reason that BAAM deems appropriate.

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Investment Objective and Strategies

Investment Objective

The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund’s investment objective is not fundamental and can be changed by the Board of Trustees without shareholder approval.

Investment Strategy

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. The Master Fund generally intends to allocate its investments among a number of Portfolio Managers, Investment Funds, markets, trading styles, and asset categories to seek to produce attractive returns. In addition, the Master Fund may, under limited circumstances, invest or trade directly in securities and financial instruments for hedging purposes. There are no limitations on the amount of the Master Fund’s assets that BAAM may invest in any market, trading style, or asset category. However, the 1940 Act and the Code may impose limits and restrict BAAM’s ability to invest the Master Fund’s assets in any one Portfolio Manager or in any one Investment Fund.

The Master Fund’s principal investment strategy is to allocate its capital among a select group of independent managers whose investment strategies involve the application of non-traditional methods of investing. BAAM has managed “multi-manager” funds since 1990 and has developed a robust process for evaluating, selecting, and monitoring outside managers. BAAM devotes significant resources to its due diligence and evaluation efforts with the goal of identifying Portfolio Managers with investment styles and strategies that BAAM believes may assist the Master Fund and the Fund achieve their investment objectives. BAAM currently intends to generally consider the following factors as part of its Portfolio Manager screening process for the Master Fund, although the factors considered from time to time or with respect to any one or more Portfolio Managers may vary and may include only some or none of the factors listed below or other factors that are not listed below.

Attractive Long-Term Risk-Adjusted Investment Performance: BAAM seeks to choose non-traditional Portfolio Managers that it believes will produce attractive long-term risk-adjusted performance returns over a full market cycle.

Skilled Application of Non-Traditional Investment Techniques: BAAM believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. The Master Fund generally invests its funds with Portfolio Managers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

Opportunistic Approach to Investing: Among the Portfolio Managers sought out by the Master Fund are “opportunistic” managers who are willing to make substantial investments based on the direction the Portfolio Manager anticipates a particular market, markets or individual securities will take. In many cases, these managers make “directional investments” and frequently use substantial leverage to attempt to produce attractive returns. While the Master Fund expects periods when Portfolio Managers using non-traditional techniques will produce returns that greatly exceed the returns from more traditional investment strategies, the Master Fund also expects periods when such managers may produce significant losses and returns that fall short, in some cases significantly short, of those produced by more traditional approaches.

Clearly Defined Investment Philosophy: BAAM’s experience is that understanding a Portfolio Manager’s investment philosophy not only allows a better understanding of that Portfolio Manager’s expected rate of return, but it will also advance the Master Fund’s overall portfolio construction. Generally, the more clearly defined the investment philosophy, the more comfortable BAAM is with its decision to invest the Master Fund’s assets with a given Portfolio Manager.

Management Stability and Committed Investment Professionals: BAAM believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

Ongoing Monitoring: Once selected, the performance of each Portfolio Manager is regularly reviewed, and new Portfolio Managers are identified and considered on an on-going basis. In addition, the allocation of the Master Fund’s assets among Portfolio Managers, approaches and styles will be regularly monitored and, when required by performance results or changing economic conditions, adjusted.

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The Master Fund intends to invest in specialist Investment Funds that pursue distinct investment strategies. Although the scope of Investment Funds’ strategies is wide and new strategies in which the Master Fund may invest may emerge in the future, the target strategies of the Master Fund presently include, but are not limited to, the following strategies. The Master Fund expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies (and in particular, equity long/short strategies).

Equity Long/Short Strategies: “Equity long/short,” also known as “equity hedge,” strategies combine core long and short positions in stocks, stock indices, or derivatives related to the equity markets. Equity long/short Portfolio Managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions. Equity long/short strategies may have particular areas of focus, such as, among others, the following:

Diversified Sector: Diversified sector equity long/short Portfolio Managers invest in a number of industry sectors.

Sector Specific: Sector specific equity long/short Portfolio Managers invest in specific industry sectors, such as, among others, technology, healthcare and financial industries.

Activist: Activist equity/long short Portfolio Managers invest in securities of companies which are the subject of company-specific or transaction-specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations, and share buybacks.

Additional Strategies: The Master Fund also currently intends to invest in Investment Funds that may invest in some or all of the equity long/short strategies described above and/or additional strategies such as, among others, one or more trading-oriented, event-driven and relative value strategies:

Trading-Oriented: Trading-oriented Portfolio Managers may use a variety of strategies, such as, among others, the following:

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Macro: A global macro trading strategy involves investing in equity, fixed-income, foreign exchange or commodity markets around the world. Macro Portfolio Managers focus on underlying macroeconomic fundamentals in developing their investment theses. Monetary policy shifts, fiscal policy shifts, gross domestic product growth or inflation all may be considered in developing a market view. Portfolio Managers establish opportunistic long or short market positions to seek to benefit from anticipated market moves. Macro players tend to make significant use of derivatives and leverage.

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Discretionary: A discretionary trading strategy is similar to a global macro strategy in that it involves constructing long and short market positions around fundamental macro-economic or technical views. The primary distinction is that this strategy tends to be more focused on one or two subsets of global capital markets. For example, a discretionary Portfolio Manager may focus on foreign exchange and bond trading in the Group of Ten (G10) markets. Other Portfolio Managers in this category may focus on less efficient markets, such as base metals, where they believe that it is possible to maintain an information edge over the market. Discretionary Portfolio Managers tend to make significant use of derivatives and leverage.

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Systematic: This trading strategy generally involves the trading of listed financial or commodity futures and interbank currencies in markets around the world. Systematic Portfolio Managers tend to utilize sophisticated technical models to analyze price and market data to identify trends across a broad range of markets. Derivative instruments may be used by systematic Portfolio Managers to leverage their portfolios.

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Emerging Markets: This strategy involves investment in the equity, fixed-income or currency markets of less developed countries. The liquidity and market capitalization of emerging markets is very limited. As a result, financial instruments in these markets tend to be correlated to each other. Short-term capital flows can be volatile and can cause emerging markets to move up together and, when flows reverse, to fall in unison. Governments in some emerging markets have manipulated markets to squeeze out short sellers, and have periodically imposed structural impediments to short selling. This can often make short selling difficult for Portfolio Managers who want to control downside risk in adverse market environments. As a consequence, most emerging market Portfolio Managers tend to have a long bias to equities. Investment Funds in the emerging markets trading category tend to make significant use of derivatives and leverage.

Event Driven. “Event driven” trading strategies seek to earn excess return through the purchase and sale of securities based on anticipated outcomes of company-specific or transaction-specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations, and share buybacks. Event Driven strategies include, among others, the following:

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Risk (Merger) Arbitrage: Merger arbitrage Portfolio Managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the anticipated outcome of a potential merger.

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Distressed Securities: Distressed securities Portfolio Managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related transactions).

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High Yield: High yield Portfolio Managers generally invest in bonds and preferred securities offering a higher rate of interest or dividends and which are rated in lower rating categories by various credit rating agencies.

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Special Situations: Special situations Portfolio Managers seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or a significant alteration in the company’s strategy or product mix.

Relative Value. Relative value includes a range of different investment strategies. These strategies focus on generating profits by exploiting the difference in price between related instruments (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Generally, relative value Portfolio Managers buy a position in one instrument and sell an equivalent amount of another instrument with the expectation, often based on mathematical analysis, that the prices of the two instruments are not only historically related but also that they have deviated from their historical trading patterns. Profits may be generated if this unusual price deviation diminishes, and the prices of the two related instruments return to their historical trading patterns. The Investment Funds may utilize, among others, the following relative value strategies:

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Equity Market Neutral/Statistical Arbitrage: Equity market neutral strategies seek to generate profits through the successful selection of equity securities while reducing the effects of market-wide or, in some cases, industry or sector-wide price movements by simultaneously taking long and short positions in or with respect to “matched” equities in approximately equal volumes. Statistical arbitrage is a relative value, “systematic” (meaning largely automated) trading strategy that seeks to exploit short-term and long-term relationships among stock prices and volatility.

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Long/Short Credit: Long/short credit strategies seek to generate profits through the successful selection of credit securities while reducing the effects of market-wide or, in some cases, industry or sector-wide price movements.

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Convertible Arbitrage: Convertible arbitrage strategies generally involve the simultaneous purchase and short sale of issues of the same issuer. Often, the arbitrage involves the purchase of a convertible bond issued by the issuer and the short sale of that issuer’s common stock. Convertible bonds are vulnerable to market risk, and, as to the issuers of the bonds selected for investment, there is risk of bankruptcy or significant credit risk. Portfolio Managers may also seek to either hedge out or take on additional credit risk and interest rate risk.

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Fixed Income Arbitrage: Portfolio Managers using fixed income arbitrage strategies analyze a variety of fixed income securities across several markets. These strategies seek to exploit pricing inefficiencies between related fixed income securities, while neutralizing exposure to interest rate risk. Losses may be incurred from spread positioning due to price differentials. Fixed income arbitrage Portfolio Managers tend to utilize significant amounts of leverage, take both long and short positions, and employ options, futures and other derivative strategies. Portfolio Managers using this strategy also may trade various mortgage securities. These securities and derivatives may further increase the leverage in the Investment Funds.

The descriptions above reflect BAAM’s current expectations regarding the strategies that will be used by the Investment Funds in which the Master Fund plans to invest. A Portfolio Manager has significant latitude when managing an Investment Fund it oversees and the Portfolio Manager could make changes to the strategy used by an Investment Fund, or the way the strategy is implemented, while the Master Fund is invested in the Investment Fund.

The Master Fund may invest a portion of its assets (but not more than 25%) in the Subsidiary. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. BAAM expects to invest the Subsidiary’s assets in various Investment Funds.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, forward contracts, currency options and interest rate swaps, caps, and floors for hedging purposes in order to: (i) protect

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against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date, or (vii) for any other reason that BAAM deems appropriate. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure. The Master Fund can use both European-style and American-style options. The Master Fund may purchase and sell both exchange-trade and over-the-counter options.

Non-Fundamental Investment Policy

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of any borrowings (if any) for investment purposes, will be invested, directly or indirectly through the Subsidiary, or held pending investment in, Investment Funds. The forgoing policy is not a fundamental policy and may be changed by the Board of Trustees of the Master Fund without the approval of any direct shareholders of the Master Fund or the approval of the Investors; however, the Master Fund and the Fund intend to provide Investors with at least 60 days’ written notice of any change to such policy.

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Risks

The sources of risk and return may vary from strategy to strategy. If an investment strategy is included in the Master Fund’s portfolio, it may be represented by investments in more than one Investment Fund. The following descriptions of investment strategies and related risks are not intended to be complete explanations of the strategies described and the related risks, and do not include all possible investment strategies or methods that Investment Funds may use.

Investment in the Fund involves a high degree of risk. The Shares are suitable for investment only by sophisticated individuals and institutions for which an investment in the Fund does not represent a complete investment program and who fully understand and are capable of assuming the risks of an investment in Shares. The following considerations should be carefully evaluated before making an investment in Shares.

Investment and Trading Risks in General

All securities and related investments risk the loss of capital. No guarantee or representation is made that the Fund’s program will succeed. The Master Fund’s investment program includes investments in Investment Funds and the selection of Portfolio Managers to manage the Master Fund’s assets. These Portfolio Managers may utilize such investment techniques as short sales, substantial leverage, securities lending, investments in non-marketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, non-U.S. currency transactions and highly concentrated portfolios, among others, which could under certain circumstances magnify the impact of any negative market or investment developments. More specifically, BAAM seeks out Portfolio Managers who have demonstrated the ability, under certain conditions, to generate returns well in excess of those available from traditional investment opportunities. Many of these Portfolio Managers have also experienced substantial losses in the past over relatively short periods of time. See “Risks Associated With BAAM and the Operation of the Fund—Diversification” below.

General Economic and Market Conditions

The success of the Investment Funds’, and, therefore, the Fund’s, activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Investment Funds’ investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Investment Funds’ investments. Volatility or illiquidity could impair the Fund’s and the Investment Funds’ profitability or result in losses. The Investment Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation.

Systemic Risk

Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund, the Master Fund and the Investment Funds interact on a daily basis.

Risks Associated With BAAM and the Operation of the Fund

Diversification

The Master Fund is classified as a “non-diversified” investment company. A non-diversified fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. There are no limitations on the amount of the Master Fund’s assets that BAAM may invest in any market, trading style or asset category. However, the 1940 Act (as described below) and the Code (see “Tax Considerations” below) may impose limits and restrict BAAM’s ability

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to invest the Master Fund’s assets in any one Portfolio Manager or in any one Investment Fund. Notwithstanding the requirements of the 1940 Act and the Code, the Master Fund’s assets may have focused exposure to one or more particular Portfolio Managers and/or Investment Funds, asset categories, trading styles, or financial or economic markets. In that event, the Fund’s and the Master Fund’s portfolios will be more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of such particular Portfolio Managers, Investment Funds, asset categories, trading styles, or financial or economic markets, than a less focused portfolio would be. For instance, the Master Fund’s expected emphasis on Investment Funds employing equity-based strategies may make the Master Fund (and the Fund) more susceptible to fluctuations in value when economic or market conditions disfavor those strategies.

Although each Investment Fund will typically provide a measure of diversification through its own investment portfolio, to the extent the Master Fund’s assets are focused in a particular Investment Fund, asset category, trading style, or financial or economic market, the Fund’s and the Master Fund’s portfolios will then become more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of that particular Investment Fund, asset category, trading style, or financial or economic market.

The Fund and the Master Fund may invest all or a portion of their assets in cash, money market funds, fixed income securities and similar investments pending investment in Investment Funds or for temporary defensive purposes and to maintain liquidity.

Non-Voting Securities; Inability to Vote

Under the 1940 Act, if the Master Fund, together with other discretionary BAAM clients, owns 5% or more of the outstanding voting securities of an Investment Fund, the Investment Fund may be deemed to be an “affiliated person” of the Master Fund. If an Investment Fund is deemed to be an “affiliated person” of the Master Fund for purposes of the 1940 Act, limitations or prohibitions may be imposed on transactions between, on one hand, the Investment Fund and its affiliated persons and, on the other hand, the Master Fund and its affiliated persons, including potentially the Fund, BAAM, and other accounts managed by BAAM.

In order to avoid becoming subject to certain 1940 Act limitations and prohibitions with respect to affiliated transactions, which are designed to prevent over-reaching of a registered investment company, it is the Master Fund’s policy to limit its holdings to less than 5% of the outstanding voting securities of each Investment Fund in which it invests, absent an SEC order (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital to and from an Investment Fund in which it holds 5% or more of the outstanding voting securities will not be subject to various 1940 Act prohibitions on affiliated transactions. This limitation on owning voting securities is intended to prevent an Investment Fund from being deemed to be an “affiliated person” of the Master Fund for purposes of the 1940 Act. In accordance with this policy, BAAM will determine whether to invest the Master Fund (and the assets of other BAAM clients) in non-voting securities of an Investment Fund or to enter (on behalf of the Master Fund and other BAAM clients) into contractual arrangements to waive rights (if any) to vote for the election or removal of the Investment Fund’s directors (or rights considered equivalent to this under applicable SEC staff interpretations). The Master Fund’s waiver of voting rights will be irrevocable. Neither the Master Fund nor BAAM nor any other BAAM clients will receive any consideration in return for entering into a voting waiver arrangement.

The Master Fund intends to waive its voting rights of Investment Funds only pursuant to a negotiated, contractual agreement. BAAM will make the determination to waive voting rights pursuant to policies adopted by the Board. BAAM will report to the Board periodically regarding the implementation of the foregoing policy. BAAM will allocate the acquisition of voting and non-voting securities among its clients in a manner that is fair and equitable to all of its clients.

To the extent the Master Fund holds non-voting securities, it will not be able to vote on matters that require the approval of the interest-holders of the Investment Fund, including potentially matters adverse to the Master Fund’s interests. If the Master Fund’s ability to vote is limited, its ability to influence matters being voted on will be reduced relative to other investors (which may include other investment funds or accounts managed by BAAM). The absence of voting rights potentially could have an adverse impact on the Master Fund (and the Fund), although it is rare for Investment Funds to put matters to a vote of interest-holders and, when they do, the types of matters put to a vote are generally expected not to be important to the Master Fund’s primary purpose of investing in the Investment Fund, which is to gain exposure to the returns offered by that particular Investment Fund’s investment program.

There are statutory tests of affiliation other than owning 5% of the voting securities of an issuer (such as on the basis of control or, under certain circumstances, the aggregate size of investments by the Master Fund and other discretionary BAAM clients in an Investment Fund and/or its affiliates), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Master Fund and an Investment Fund may, among other things, potentially be subject to the limitations or prohibitions of Section 17 of the 1940 Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

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The Master Fund may determine not to invest in, to limit its investments in, or to withdraw all or a part of its investment in, an Investment Fund in order to comply with applicable statutory limitations or prohibitions, as discussed in the previous paragraph. See “Conflicts of Interest—Other Activities of Blackstone, BAAM and its Affiliates.”

Lack of Operating History

The Fund is newly formed and has no operating history, and the Master Fund is a recently formed entity and has only limited operating history upon which investors can evaluate its performance. As discussed above, BAAM is responsible for managing the Fund’s and the Master Fund’s investment portfolios and has substantial experience in managing investments and private investment funds. In addition, the Master Fund generally intends to invest primarily with Portfolio Managers that have established track records and BAAM may utilize the services of consultants with substantial experience in providing investment research, analytical data and due diligence services relating to investments in private investment funds.

Liquidity Risks

Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, no assurance can be given that these offers or repurchases will occur and an Investor may not be able to liquidate its Shares for a substantial amount of time. See “Repurchases and Transfers of Shares.” BAAM expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Investors on December 31, 2013, and, thereafter, four times each year, effective at the end of March, June, September and December. (See “Repurchases and Transfers of Shares—Repurchases of Shares”).

Liquidity Mismatch

The Fund’s liquidity terms may allow shorter repurchase notice periods and more frequent repurchase of Shares than the liquidity terms applicable to certain Investment Funds. For example, the Master Fund may invest in an Investment Fund that is subject to a commitment period that exceeds the Fund’s liquidity terms, if, at the time the Master Fund made the investment in the Investment Fund, BAAM believes the investment could be managed in the context of the Fund’s anticipated liquidity needs.

Gates, Suspensions and Withdrawal Fees

Terms applicable to Investment Funds may permit distribution of assets in kind rather than in cash, the suspension of redemptions or the imposition of limiting “gates,” any of which could preclude the Master Fund from liquidating all or a portion of its interest in such Investment Fund as anticipated. Accordingly, an Investor seeking to tender Shares may be subject to the market risks of an Investment Fund until such time as the Investment Fund has established the applicable withdrawal date(s) for fixing the Investment Fund’s net asset value. Moreover, in the event an Investment Fund suspends withdrawals or fails to pay withdrawal proceeds, it may not be possible for the Fund to pay tendering Investors their entire repurchase amount or to reallocate Fund assets as anticipated. An Investment Fund also may charge withdrawal fees which would diminish the proceeds otherwise payable to the Master Fund.

Events in the world financial markets may materially adversely affect the Investment Funds, potentially limiting the Master Fund’s ability to fully exercise its withdrawal rights with regard to Investment Funds due to “gates”, suspensions and distributions in kind. Additionally, in some cases Portfolio Managers may also suspend the determination of the net asset value of all or a portion of their portfolios. The absence of such valuations will make it more difficult for BAAM to accurately value the Fund’s portfolio.

Repurchase In Kind; Liquidating SPVs

Generally, Investment Funds are permitted to make payments to withdrawing investors in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interests from an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, BAAM would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund and the Master Fund.

The Fund may, in certain circumstances, pay repurchase proceeds in kind. Such repurchase proceeds may include, without limitation, interests in a special purpose vehicle. Determinations as to what form of repurchase proceeds will be paid will be made by the Board based on what it determines to be equitable under the circumstances. Such determinations may be made at any time, including before or after the effective date of a repurchase. The costs and expenses attributable to such method will be allocated among Investors as determined in good faith by the Board of Trustees. To the extent the Fund meets a repurchase request with a distribution in kind of interests in one or more investments, such Investor will continue to be subject to the investment risks associated with such investments and

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will be subject to the terms of such investments, which may include (i) limitations or notice requirements on withdrawal or liquidation and/or (ii) limitations on the ability to sell or otherwise transfer interests in such investments. Thus, although the Fund’s obligations to meet an Investor’s tender request are fulfilled on the date the Fund distributes investments with a value as of the repurchase date equal to the repurchase value owed to such Investor, the investments distributed in kind to such Investor will continue to fluctuate in value after repurchase and will be subject to any applicable management or performance fees and expenses of such investment and the Investor’s ability to realize the cash value of such investments may be significantly delayed or limited. Distributions in kind of investments are subject to the valuation risks associated with such investments. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

In-kind distributions may be comprised of, among other things, participations or other derivative instruments referring to certain assets of the Master Fund, interests in special purpose vehicles or trading vehicles (each, a “Liquidating SPV”) holding financial instruments (e.g., interests in Investment Funds or in Liquidating SPVs created by them) also being held or that were held by the Master Fund, or participations or other derivatives instruments referring to such Liquidating SPVs.

Investment Funds may also create Liquidating SPVs which would be subject to similar risks as those described above. In addition, Investment Funds may charge management and/or performance fees as well as other expenses with respect to any such Liquidating SPVs created.

Duplicative Payments and Expenses

The Master Fund bears the Management Fee (see “Management of the Fund—BAAM”) in addition to the asset-based fees or performance-based fees or allocations (which may be significant) payable or allocated to the Portfolio Managers with respect to the Master Fund’s investments in the Investment Funds. Each Portfolio Manager generally charges the Master Fund an asset-based fee and receives performance-based allocations or fees. The asset-based fees of the Portfolio Managers generally are expected to range from 1% to 3%, and the performance-based allocations or fees of the Portfolio Managers generally are expected to range from 10% to 30% of net profit. The Fund’s ongoing operating expenses (which the Board of Trustees does not expect will be significant) and organizational expenses will be in addition to the investment and other expenses of the Investment Funds borne by the Master Fund.

Decision Making Authority

The Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Declaration of Trust. The authority for all such decisions is generally delegated to the Board of Trustees, which, in turn, has delegated the day-to-day management of the Fund’s investment activities to BAAM, subject to oversight by the Board of Trustees.

To the extent the Master Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do), it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Master Fund’s investment in it, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund.

Dependence on BAAM and the Investment Funds

BAAM generally invests the assets of the Master Fund through Investment Funds. The success of the Fund depends upon the ability of BAAM, the Master Fund and the Investment Funds to develop and implement investment strategies that achieve the Fund’s investment objective. For example, an Investment Fund’s inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Investment Fund to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by BAAM and/or the Investment Funds may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Borrowing by the Fund; Investments are Leveraged

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing and other senior securities) is at least 300% of the principal amount of such borrowing (the “Asset Coverage Requirement”). This Asset Coverage

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Requirement generally means that the value of the Fund’s total indebtedness may not exceed one-third of the value of the Fund’s total assets (including the indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, the Asset Coverage Requirement is satisfied. This limit applies to the Fund and not to the Investment Funds. The Fund and Master Fund (as applicable) currently intend (including during their first year of operations) to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing its shares in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) fulfilling any commitments to investments in Investment Funds made prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments), and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. The Asset Coverage Requirement applies to the Fund and not to the Investment Funds. Generally, Investment Funds are permitted to borrow. The use of leverage poses a significant degree of risk and enhances the possibility of a significant loss in the value of the investment portfolio. An Investment Fund may borrow money from time to time to purchase or carry securities. The interest expense and other costs incurred in connection with such borrowing may not be recovered by appreciation in the securities purchased or carried, and will be lost in the event of a decline in the market value of such securities. Gains realized with borrowed funds may cause the Investment Fund’s net asset value to increase at a faster rate than would be the case without borrowings. If, however, investment results fail to cover the cost of borrowings, the Investment Fund’s net asset value could also decrease faster than if there had been no borrowings. The use of short-term margin borrowings subjects an investment portfolio to additional risks, including the possibility of a “margin call,” pursuant to which the Investment Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in the value of the Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its margin debt. This could result in the forced liquidation of assets of the Investment Fund at substantially depressed prices. A margin call and forced liquidation of assets might also occur during a period where there is an overall decline in the securities market which might reduce overall liquidity in such market and thus further accelerate a decline in the sales price of assets of the Investment Fund.

Increased Regulatory Oversight

The financial services industry generally, and the activities of private investment funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s, BAAM’s, the Portfolio Managers’ or the Investment Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight can also impose administrative burdens on BAAM and/or the Portfolio Managers, including, without limitation, responding to investigations and implementing new policies and procedures. Such burdens may divert BAAM’s and/or the Portfolio Managers’ time, attention and resources from portfolio management activities. In addition, it is anticipated that, in the normal course of business, BAAM’s and/or the Portfolio Managers’ officers will have contact with governmental authorities, and/or be subjected to responding to questionnaires or examinations. The Fund, the Master Fund and/or the Investment Funds may also be subject to regulatory inquiries concerning its positions and trading.

On February 9, 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the “CPO-CTA Rulemaking”). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Fund and the Master Fund. These amendments limit the ability of the Fund and the Master Fund to use futures, options and swaps without the Fund, the Master Fund and BAAM being subject to full CFTC regulation, which would impose additional regulatory and compliance burdens on BAAM, the Fund, and the Master Fund. Under these amendments, the Fund (and the Master Fund) is a commodity pool under the Commodity Exchange Act (“CEA”) and BAAM is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to the Fund (and the Master Fund). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Until the CFTC’s and SEC’s overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on the Fund is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

Limits on Additional Investments in Investment Funds

Since the Master Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Master Fund from time to time may

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have to hold some, or in certain cases a substantial amount, of its assets temporarily in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Direct Investments by the Fund and the Master Fund

In addition to investing in the Master Fund (in the case of the Fund) and the Investment Funds (in the case of the Master Fund) the Master Fund may also, under limited circumstances, invest or trade directly in securities. To the extent the Master Fund invests directly in securities, such investments are subject to the same risks with respect to investment techniques and instruments as those described below in connection with the Master Fund’s investments in the Investment Funds.

Information Technology Systems

The Fund and the Master Fund are dependent on BAAM and the Portfolio Managers for investment management, operational and financial advisory services. The Fund and the Master Fund are also dependent on BAAM for certain management services as well as back-office functions. BAAM and the Portfolio Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund, the Master Fund and the Investment Funds. Information technology systems are also used to trade in the underlying investments of the Investment Funds. In addition, certain of BAAM’s and the Portfolio Managers’ operations may interface with or depend on systems operated by third parties, including prime brokers, securities exchanges and other types of trading systems, market counterparties, custodians and other service providers.

It is possible that a defect, failure or interruption of some kind which causes disruptions to these information technology systems including, without limitation, those caused by computer “worms,” viruses and power failures could materially limit BAAM’s or a Portfolio Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk controls. Any such information technology related difficulty could harm the performance of the Fund or the Master Fund. For example, such failures could cause the settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades, and cause inaccurate reports, which may affect BAAM’s or the Portfolio Managers’ ability to monitor the Fund’s, the Master Fund’s or the Investment Funds’ investment portfolios and risks.

Subsidiary Risk

By investing in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as expected and could adversely affect the Master Fund.

Tax Risks of Investing in the Fund

The Fund intends to qualify and be eligible to be treated as a RIC under the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to qualify for treatment as a RIC, the Fund must, among other things, satisfy a diversification, 90% gross income and distribution requirement. (See “Tax Considerations” below.) The Fund also currently expects that the Master Fund will satisfy the requirements to qualify and be eligible to be treated as a RIC. There can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

The Fund will invest substantially all of its assets in the Master Fund, and so, if the Master Fund were to fail to satisfy the diversification, 90% gross income or distribution requirement for treatment as a RIC and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement. It may be difficult for the Master Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of the requirements to the Master Fund’s investments. As a result, there can be no assurance that the Fund or the Master Fund will be able to maintain its status as a RIC. Failure to satisfy any one of these tests could subject the Fund or the Master Fund to penalties or regular corporate income taxes.

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Income realized by Investment Funds treated as partnerships for federal income tax purposes are allocated to investors in the partnerships, including (as applicable) the Master Fund, on a gross basis. Further, the character of an investor’s distributive share of items of income, gain and loss of a partnership generally will be determined as if the investor in the partnership had realized such items directly. Because such Investment Funds may generate income that is not qualifying income for purposes of the 90% gross income test, and because the Master Fund may not have complete information concerning the amount and sources of such an Investment Fund’s income until such income has been earned by the Investment Fund, it may be difficult for the Master Fund to satisfy the 90% gross income test.

In addition, it may not always be entirely certain how the asset diversification rules for RIC qualification will apply to the Master Fund’s investments in Investment Funds. The Master Fund and the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Master Fund’s direct and indirect investments, in order to ensure that the Master Fund meets the asset diversification test. In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional interests to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Master Fund’s ability to withdraw its interest in an Investment Fund that limit utilization of this cure period.

Certain of the Master Fund’s investments, including its investments in Investment Funds that constitute PFICs (described below) for federal income tax purposes with respect to which the Master Fund makes a mark-to-market election or qualified electing fund (“QEF”) election (each described below), and Investment Funds treated for federal income tax purposes as partnerships or controlled foreign corporations (described below), may give rise to realization of income or gains by the Master Fund without corresponding cash distributions. Thus, to the extent the Master Fund invests in such Investment Funds, it may be required to sell assets, potentially including such investments, including when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), to generate the cash necessary to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in this regard.

There can be no assurance that the Fund or the Master Fund generally will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund or the Master Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its Investors, and all distributions out of earnings and profits (including any distributions of net capital gain) would be taxed to Investors as ordinary dividend income. In addition, that Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Disqualification as a RIC by the Fund or by the Master Fund could have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. See “Tax Considerations.”

The Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as a RIC can limit their ability to acquire or continue to hold positions that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Risks Arising from Investment Activities of the Investment Funds

Withdrawals from Investment Funds; Re-Allocation of Investments

In addition to the risks associated with “Liquidity Risks” as described above, the Master Fund may have limited rights pursuant to which it may withdraw, transfer or otherwise liquidate its investments in Investment Funds. Under the terms of the governing documents of the Investment Funds, the ability of the Master Fund to withdraw its investment and obtain any amount invested therein may be subject to certain restrictions and conditions, including restrictions on withdrawals for an initial period, restrictions on the amount of withdrawals and the frequency with which withdrawals can be made, and investment minimums which must be maintained. Additionally, the Investment Funds typically reserve the right to reduce (“gate”) or suspend withdrawals and to satisfy withdrawals by making distributions in-kind, under certain circumstances. The ability of the Master Fund to withdraw all or any portion of its investment may be adversely affected to varying degrees by such restrictions depending on, among other things, the length of any restricted periods imposed by the Investment Funds, the amount and timing of a requested withdrawal in relation to the time remaining of any restricted periods imposed by related Investment Funds, the aggregate amount of withdrawal requests, the next regularly scheduled withdrawal dates of such Investment Funds,

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the imposition of “gates” or suspensions, the decision by an Investment Fund to satisfy withdrawals in kind, and the satisfaction of other conditions. If the Master Fund is unable to withdraw its investment, this will negatively impact an Investor’s ability to tender such Investor’s Shares to the Fund.

Events in the world financial markets, such as those that occurred in September and October 2008, may materially adversely affect the Investment Funds, potentially limiting the Master Fund’s ability to fully exercise its withdrawal rights with regard to Investment Funds due to “gates”, suspensions and distributions in kind. Additionally, in some cases Portfolio Managers may also suspend the determination of the net asset value of all or a portion of their portfolios. The absence of such valuations will make it more difficult for BAAM to accurately value the portfolios of the Fund and the Master Fund.

“Style Drift”

BAAM’s investment committee conducts a robust investment allocation process which focuses on selecting Investment Funds with well-defined investment objectives, risk parameters and investment guidelines. Notwithstanding the BAAM allocation process, the Fund and the Master Fund may be affected by “style drift” (i.e., the risk that a Portfolio Manager may deviate from his or her stated or expected investment strategy). BAAM relies primarily on information provided by Portfolio Managers in assessing a Portfolio Manager’s defined investment strategy and, ultimately, determining whether, and to what extent, it will allocate the Master Fund’s assets to particular Investment Funds. Style drift can occur abruptly if, for example, a Portfolio Manager believes it has identified a particular investment opportunity that may produce higher returns than investments within his or her stated strategy or it can occur gradually, if, for instance, a “value”-oriented Portfolio Manager gradually increases an Investment Fund’s investments in “growth” stocks. Style drift poses a particular risk for multiple-manager structures since, as a consequence, the Fund and the Master Fund may be exposed to particular markets or strategies to a greater extent than was anticipated by BAAM due to resulting overlap of investment strategies among various Investment Funds. In addition, “style drift” may affect the investment categorization of an Investment Fund and, as a result, may affect BAAM’s attempts to monitor the Fund’s diversification guidelines. Although BAAM has established policies and procedures that are designed to monitor Portfolio Managers’ compliance with stated strategies and guidelines and to mitigate the likelihood of potential “style drift” situations, there can be no assurance that the Fund and the Master Fund will not be impacted by style drift of a particular Portfolio Manager.

Turnover

Some Investment Funds may invest on the basis of short-term market considerations. Their turnover rate is expected to be significant, potentially involving substantial brokerage commissions and fees and increased realization of taxable income including short-term capital gains. The Master Fund has no direct control over this turnover. Furthermore, if a Portfolio Manager is terminated, it is expected that such portfolio would be liquidated and the cash proceeds would be reinvested with a replacement Investment Fund or invested in another Investment Fund. This policy could create substantial turnover rates and corresponding brokerage commissions and fees.

Risks of Event Driven Investing

The Master Fund will invest in Investment Funds engaged in event driven investing. Event driven investing requires the Portfolio Manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the Portfolio Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

Distressed Securities

The Master Fund may invest in Investment Funds that purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is substantial uncertainty concerning the outcome of transactions involving such business enterprises, there is a high degree of risk of loss, including loss of the entire investment.

In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to an Investment Fund holding such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by an Investment Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.

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In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to an Investment Fund of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.

Arbitrage Transactions

Investment Funds in which the Master Fund invests may purchase securities at prices often only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer which the Investment Fund determines is probable, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Investment Fund (and, therefore, the Master Fund). In addition, if a Portfolio Manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Investment Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.

The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors can be very difficult to evaluate.

Proxy Contests and Unfriendly Transactions

Investment Funds in which the Master Fund invests may purchase securities of a company which is the subject of a proxy contest in the expectation that new management will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Investment Fund (and, therefore, the Master Fund) to suffer a loss.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on an Investment Fund participating in the transaction.

Trading in Securities and Other Investments That May Be Illiquid

Certain investment positions in which Investment Funds and, therefore, the Fund and the Master Fund will have an interest may be illiquid. Investment Funds may invest in restricted or non-publicly traded securities, securities on non-U.S. exchanges, securities that the Investment Funds are contractually prohibited from disposing and securities for which no readily available market exists. These investments could prevent Investment Funds from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that a Portfolio Manager’s valuation will accurately reflect the value that will be realized by an Investment Fund upon the eventual disposition of such investment. Disposition of such illiquid investments may also result in distributions in kind to the Fund and the Master Fund. Such investments could also impact the Board of Trustees’ decision whether to offer to repurchase Shares from Investors.

Futures, Options and Derivative Instruments

Investment Funds may invest in certain futures contracts, including stock index futures contracts, futures contracts on government securities, interest rates, non-U.S. currencies, metals and energy products, and such Investment Funds may trade options on such futures contracts, including purchasing call options, writing (selling) naked or covered call options and purchasing or selling put options on such futures contracts. Such Investment Funds may also purchase or sell options on securities and securities indices. In addition, such Investment Funds may enter into forward contracts, currency transactions and various swap and swap-like arrangements.

Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader.

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Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

Although the Investment Funds typically enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, an Investment Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

In addition, the Commodity Futures Trading Commission (the “CFTC”) and various exchanges impose speculative position limits on the number of positions a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, an Investment Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, an Investment Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent an Investment Fund from achieving the intended hedging effect or expose such Investment Fund (and, therefore, the Fund) to the risk of loss.

Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an Investment Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that an Investment Fund (and, therefore, the Fund) might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Fund (and, therefore, the Fund) could incur losses as a result of those changes.

Use of other derivative instruments presents many of the same risks as those discussed above regarding futures contracts, including those risks relating to volatility, liquidity, hedging and non-U.S. trading.

Options trading involves certain additional risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, an Investment Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Stock or index options that may be purchased or sold by an Investment Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which an Investment Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange traded option.

Non-U.S. Securities

The Master Fund may invest in Investment Funds that in turn invest in non-U.S. securities. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which an Investment Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and

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disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Fund and/or the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries.

Forward Trading

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Funds due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Funds would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund and/or the Master Fund. In addition, managed accounts or Investment Funds in which the assets of the Master Fund are invested may be exposed to credit risks with regard to counterparties with whom the Investment Funds trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund and/or the Master Fund. To the extent possible, BAAM endeavors to select Investment Funds that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

Currency Trading

A portion of the Master Fund’s assets may be invested by Investment Funds in debt and listed and unlisted equity securities denominated in various currencies and in other financial instruments, the price of which is determined with reference to such currencies. Each of the Fund and the Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s and the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized on behalf of the Fund and the Master Fund by Investment Funds to hedge against currency fluctuations, but Investment Funds are not required to hedge and there can be no assurance that such hedging transactions, even if undertaken, will be effective.

Risk of Counterparty Default

The stability and liquidity of repurchase agreements, swap transactions, forwards and other over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that a Portfolio Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into repurchase agreements, interest rate swaps, caps, floors, collars or other over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Portfolio Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Investment Fund being less than if the Investment Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of an Investment Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such Investment Fund’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund, the Master Fund and the Investment Funds may use counterparties, located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s, the Master Fund’s or the Investment Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect

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of their insolvency on the Fund, the Master Fund or the Investment Funds and their assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund (directly or through the Master Fund or the Investment Funds), which could be material.

Highly Volatile Markets

The prices of commodities contracts and derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Emerging Market Investments

The Investment Funds may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict an Investment Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

Short Selling

Investment Funds may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset, multi-manager approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that the Master Fund invests in an Investment Fund that utilizes leverage in its investment program, the Master Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that the Fund or the Master Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude one or more Investment Funds from entering into short sales or otherwise taking short positions that the applicable Portfolio Manager believes could be advantageous to the Investment Fund(s).

Bank Debt

Certain Portfolio Managers may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents, the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of the Portfolio Manager to directly enforce its rights with respect to participations and illiquidity in the market for the resale of such loans.

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Project Finance Investments

Certain Portfolio Managers may make investments in securities issued to finance the development of infrastructure in the U.S. and outside of the U.S., including, for example, highways, airports, water and sewerage facilities, and energy distribution and telecommunication networks, schools, universities, hospitals, public housing and prisons. Investments in infrastructure are highly regulated and a failure by a Portfolio Manager to comply with all applicable regulations may result in a substantial loss on investment. Some infrastructure projects may be in unstable political environments, which could impact the efficiency of an operation or prevent the continued operation of an asset in extreme circumstances. Although the liquidity of infrastructure investments varies by project, the market for these assets is generally not liquid and a Portfolio Manager may not be able to readily liquidate an investment. There are varying levels of liability and liability protection incorporated in infrastructure investments. Governmental liability shields may not transfer to new operators.

Hedging Transactions

The Investment Funds may invest in securities and utilize financial instruments, including but not limited to, forward contracts, currency options and interest rate swaps, caps and floors both for investment purposes and hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date or (vii) for any other reason that such Investment Fund deems appropriate. The Fund and the Master Fund also may utilize such financial instruments for these types of hedging purposes.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund, the Master Fund or such Investment Funds (each, a “Hedging Party” and, collectively, the “Hedging Parties”) to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that such Hedging Party is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Hedging Parties are not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, a Hedging Party may not anticipate a particular risk so as to hedge against it. While a Hedging Party may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for such Hedging Party than if such Hedging Party had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, a Hedging Party may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent such Hedging Party from achieving the intended hedge or expose such Hedging Party to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Investment Funds’ and Master Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), “liquidity risk” and “widening” risk.

Currency Exposure

The base currency of the Fund and the Master Fund is the U.S. dollar. Certain of the assets of the Master Fund may, however, be invested in Investment Funds which are denominated in other currencies. Accordingly, the value of such assets may be affected favorably or unfavorably by fluctuations in currency rates. BAAM may, but is not obligated to, seek to hedge such non-U.S. currency exposure but the Fund and the Master Fund will necessarily be subject to foreign exchange risks.

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Corporate Debt Obligations

Certain Investment Funds may invest in corporate debt obligations and other forms of indebtedness, including commercial paper. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk).

Lower-Rated Securities

Certain Investment Funds may invest and transact in lower-rated fixed income securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

U.S. Government Securities

Certain Investment Funds may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. A Portfolio Manager may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Use of Swap Agreements

The Investment Funds may use equity, interest rate, index and currency swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that the Portfolio Manager is contractually obligated to make on a net basis.

Significant Positions

Portfolio companies in which an Investment Fund may invest could have a relatively small aggregate number of outstanding shares, so that the Investment Fund may acquire (i) more than 5% of a class of securities of a single issuer which would require the filing of a Schedule 13D or 13G statement with the SEC or (ii) more than 10% of a class of securities of a single issuer (which would impose certain limitations on the Investment Fund’s ability to trade in such securities, including the restrictions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). The accumulation of such a significant position in the shares of a single issuer could lead to litigation or disputes in the event the Investment Fund desires to influence the issuer. The Portfolio Manager may also seek to challenge the management of a portfolio company through a proxy contest. Such litigation or proxy

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contest may result in substantial expense to the Investment Fund, thus reducing the value of the Master Fund’s investment in that Investment Fund. In addition, the Portfolio Manager may serve on the board of directors of one or more portfolio companies. As a result, the Portfolio Manager would become an insider and may have access to material nonpublic information affecting the portfolio company, which may preclude the Investment Fund from selling its position (or acquiring additional shares) at any time when the Portfolio Manager otherwise believes it would be appropriate to do so.

Moreover, an Investment Fund’s ability to realize value from certain of its investments may depend upon the ability of the Portfolio Manager to influence the management of a portfolio company to take certain actions, including, for example, a recapitalization, restructuring, spin- off, sale of the business or change in management. If the Portfolio Manager is incorrect in its assessment of the impact such action will have on the value of a portfolio company, or if it is unsuccessful in persuading the portfolio company’s management to take the desired action, the Investment Fund may sustain a loss on its investment in the portfolio company, resulting in a reduction of the value of the Master Fund’s investment in the Investment Fund.

Performance Payments

A Portfolio Manager is typically paid or allocated amounts based upon a share of the appreciation of the Investment Fund (“performance compensation”). An Investment Fund’s performance compensation arrangements may result in substantially higher compensation to its Portfolio Manager than alternative arrangements. The existence of the performance compensation arrangements may create an incentive for a Portfolio Manager to make riskier or more speculative investments on behalf of the Investment Fund than it would otherwise make in the absence of such performance-based compensation. A Portfolio Manager may receive performance compensation with respect to unrealized appreciation of the Investment Fund’s investment portfolio.

Independent Investment Funds

The Investment Funds invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Funds do, in fact, hold such positions, the Fund and the Master Fund, considered as a whole, cannot achieve any gain or loss despite incurring expenses.

Portfolio Valuation

Interests in Investment Funds are generally valued in accordance with the methods, policies and procedures established by the Board of Trustees, as modified from time to time, and based on information provided by the Portfolio Managers to the Master Fund based on the interim unaudited financial records of the Investment Funds, and, therefore, are subject to adjustment (upward or downward) upon the receipt of new or revised information by the Portfolio Manager. If the Board of Trustees determines that the Fund will repurchase an Investor’s Shares, subsequent adjustments to valuations of one or more Investment Funds may occur and there is a risk that such Investor may receive an amount upon repurchase which is greater or less than the amount such Investor would have been entitled to receive on the basis of the adjusted valuation.

In some cases, Portfolio Managers will not endeavor to assess the value of each position held by an Investment Fund, but will instead carry such positions at cost. Where an investment is carried at cost by an Investment Fund and a participating investor, such as the Master Fund, withdraws its investment in the Investment Fund prior to the time that such investment has been sold or a “fair value” has otherwise been established, the investor will generally not receive the actual value of its interest in that investment. Furthermore, the net asset values received by the Master Fund from Portfolio Managers typically are estimates only, subject to revision at any time until each underlying Investment Fund completes its annual audit. Accordingly, the net asset value of a Share reported by the Fund cannot be considered final until the annual audits of the underlying Investment Funds are completed. Investors should be aware that the situations involving uncertainties as to the valuation of the investments of the Fund and the Master Fund could have an adverse effect on the net asset value of the Fund and the Master Fund if the judgments of the Portfolio Managers regarding appropriate valuations should prove incorrect. Absent bad faith or manifest error, such net asset value determinations are conclusive and binding on all Investors. See “Determination of Net Asset Value”.

Risk of Indirectly Investing in “Side Pockets”

Certain Investment Funds may invest a portion of their assets in investments that the Portfolio Managers believe are illiquid, lack a readily assessable market value or should be held until the resolution of a special event or circumstance (“Special Investments”). In those situations, the Portfolio Managers may “side pocket” such “Special Investments.” As described further in “Determination of Net Asset Value” below, the Administrator, in consultation with BAAM, values its investments in Investment Funds which may have “side-pocketed” investments in

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accordance with GAAP and the Master Fund’s procedures as adopted by the Board. As a general matter, the Master Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Portfolio Managers and their agents, including their administrators, in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Typically, the fair value of the Master Fund’s interest in an Investment Fund represents the amount that the Master Fund could reasonably expect to receive from an Investment Fund were the Master Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Investors participating in the Fund at the time when a Portfolio Manager with whom the Master Fund is invested “side pockets” such investments will bear additional risks associated with such investments because the Master Fund does not anticipate segregating such “side-pocketed” investments from the rest of its portfolio. Because the Fund intends to continuously offer Shares, continued sales of Shares in the Fund will have the effect of diluting the participation and reducing the benefit derived from profits, if any, allocable to the Master Fund upon the realization of such “side-pocketed” investments. Upon a full repurchase of an Investor’s Shares by the Fund, the redeeming Investor will have no further interest in the profits allocable to the Master Fund with respect to such “side-pocketed” investments. If the Fund experiences significant net repurchases or the Master Fund elects to withdraw investments in Investment Funds that have “side pockets”, the percentage of the Fund’s assets that are indirectly invested in “side pockets” will increase. The Fund may, in certain circumstances, pay repurchase proceeds in-kind. Such repurchase proceeds may include, without limitation, Special Investments. Furthermore, Investment Funds may themselves be highly illiquid investments, including Investment Funds whose investment objectives are consistent with those pursued by the Fund and the Master Fund generally, but are structured as private equity funds.

Proprietary Investment Strategies

Investment Funds may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees, BAAM, the Fund or the Master Fund. These strategies may involve risks under some market conditions that are not anticipated by BAAM, the Fund or the Master Fund. The Investment Funds generally use investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds. The investment niche, arbitrage opportunity or market inefficiency exploited by an Investment Fund may become less profitable over time as the Investment Fund and competing asset managers or investors manage a larger group of assets in the same or similar manner (tending to arbitrage away the profit opportunities), or market conditions change. The strategies employed by the Investment Funds may involve significantly more risk and higher transaction costs than more traditional investment methods. The Master Fund seeks to reduce these risks by spreading the investments of the Master Fund among a variety of different Investment Funds using investment strategies with returns that are not highly correlated with one another so that the volatility of different strategies (the profits from one Investment Fund and the losses from another) tends to reduce the overall fluctuation in value of the Master Fund’s assets. It is possible that the performance of the Investment Funds may be closely correlated in some market conditions, resulting (if those returns are negative) in significant losses to the Fund and its investors.

Risk Management Activities

BAAM attempts to measure and monitor risks of the portfolio and Investment Funds. The amount and quality of risk due diligence, measurement and monitoring is dependent on access to the portfolios and risk management systems (if any) of the Investment Funds. There is no assurance that the Investment Funds will give access to this data. When this information is unavailable, estimates of risk will be made. Efforts to measure and reduce risk may not be successful. Any Fund or Master Fund hedging activities designed to reduce risk may also be unsuccessful.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory developments could occur that may adversely affect the Fund, the Master Fund or the Investment Funds. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be subject to modification by government and judicial actions. The regulatory environment for private funds and capital markets is evolving, and changes in the regulation of private funds, their managers, and their trading activities and capital markets may adversely affect the ability of the Fund or the Master Fund to pursue its investment strategy, its ability to obtain leverage and financing and the value of investments held by the Fund or the Master Fund. There has been an increase in governmental, as well as self regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Investment Funds to trade in securities or the ability of the Fund, the Master Fund or the Investment Funds to

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employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s, the Master Fund’s or the Investment Funds’ performance and, consequently, on the Fund’s portfolio.

The Fund, Master Fund, Investment Funds and Portfolio Managers may also be subject to regulation in jurisdictions in which the Investment Funds engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund. Investors should understand that the Fund’s, the Master Fund’s and the Investment Funds’ business is dynamic and is expected to change over time. Therefore, the Fund, the Master Fund and the Investment Funds may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Board of Trustees, BAAM, the Fund, the Master Fund, the Investment Funds or their businesses. Such regulations may have a significant impact on the Investors or the operations of the Fund, the Master Fund and the Investment Funds, including, without limitation, restricting the types of investments the Investment Funds, the Fund, and/or the Master Fund may make, preventing the Investment Funds from exercising their voting rights with regard to certain financial instruments, requiring the Investment Funds, the Fund or the Master Fund to disclose the identity of their investors or otherwise. The Board of Trustees may, in its sole discretion, cause the Fund to be subject to such regulations if it believes that an investment or business activity is in the Fund’s interest, even if such regulations may have a detrimental effect on one or more Investors. Prospective Investors are encouraged to consult their own advisors regarding an investment in the Fund.

Regulatory Changes

The financial services industry generally, and the activities of private equity and alternative investment firms and their investment managers and advisers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s and the Investment Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight may also impose additional administrative burdens on BAAM and the Portfolio Managers, including, without limitation, responding to investigations, implementing new policies and procedures and complying with reporting obligations. Such burdens may divert BAAM’s and the Portfolio Managers’ time, attention and resources from portfolio management activities.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there will be extensive rulemaking and regulatory changes that will affect private fund managers, the funds that they manage and the financial industry as a whole. In particular, Portfolio Managers that are not yet registered as an investment adviser under the Advisers Act, will generally be required to do so. Additionally, under the Dodd-Frank Act, the SEC is expected to mandate new recordkeeping and reporting requirements for investment advisers, which would add costs to the legal, operations and compliance obligations of BAAM, the Portfolio Managers, the Investment Funds, the Fund and the Master Fund and increase the amount of time that BAAM and the Portfolio Managers spend on non-investment related activities. Until the SEC implements all of the new requirements of the Dodd-Frank Act, it is unknown how burdensome such requirements will be. The Dodd-Frank Act will affect a broad range of market participants with whom the Fund, the Master Fund and the Investment Funds interact or may interact, including commercial banks, investment banks, other non-bank financial institutions, rating agencies, mortgage brokers, credit unions, insurance companies and broker-dealers. Regulatory changes that will affect other market participants are likely to change the way in which BAAM and the Portfolio Managers conduct business with their counterparties. Parts of the Dodd-Frank Act, such as the “Volker Rule” (regarding banks’ investment, sponsorship and management of private investment funds) and the “Push-Out Provision” (regarding restrictions on banks’ derivatives trading activities) may change the landscape of the financial industry. Until the implementation of such regulatory changes, it is difficult to anticipate the impact on BAAM, the Portfolio Managers, the Investment Funds, the Fund and the Master Fund. It may take several years to understand the impact of the Dodd-Frank Act on the financial industry as a whole, and therefore, such continued uncertainty may make markets more volatile, and it may be more difficult for BAAM, and the Portfolio Managers to execute the investment strategies of the Fund, the Master Fund and the Investment Funds.

THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS AND CONSULT WITH THEIR OWN ADVISERS BEFORE DECIDING WHETHER TO INVEST IN THE FUND. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

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Conflicts of Interest

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Allocation of Investment Opportunities. If an investment opportunity is appropriate for the Fund, the Master Fund and one or more BAAM Multi-Manager Funds (as defined below), BAAM affiliates or their clients (collectively, “Other BAAM Clients”), BAAM intends to allocate such opportunity in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors. “BAAM Multi-Manager Funds” is defined as multi-manager funds or accounts (i) for which BAAM, or any of its affiliates within Blackstone’s Hedge Fund Solutions Group, acts as an investment manager, managing member or in a similar capacity and (ii) in which underlying investments generally are made with or through third-party portfolio managers (and also, in certain cases, directly).

Capacity. To the extent that BAAM Multi-Manager Funds as well as entities affiliated with BAAM invest in private investment funds and managed accounts through third-party investment managers that limit the amount of assets and the number of accounts that they manage, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such third-party investment managers. Similarly, to the extent that BAAM Multi-Manager Funds and other entities affiliated with BAAM wish to invest in specific opportunities (e.g., co-investments) directly or through third-party managers, where such opportunities also are of interest to the Fund and the Master Fund and are limited in capacity, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such opportunities. In both of these scenarios, BAAM intends to allocate such opportunities in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors.

Financial Interests in Underlying Managers. BAAM and its affiliates have financial interests in investment vehicles and asset managers, which interests may give rise to conflicts of interest between the Fund, the Master Fund and such other investment vehicles managed by such other asset managers. BAAM and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers. Affiliates of BAAM currently (or in the future may) hold ownership interests in, or are (and in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager (other than BAAM Multi-Manager Funds), a “Blackstone Affiliated Fund”). The nature of BAAM’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, BAAM may have an incentive to allocate the Fund’s or the Master Fund’s assets to such Blackstone Affiliated Fund since affiliates of BAAM have a direct or indirect financial interest in the success of such fund.

Strategic Alliance Fund. Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of BAAM, has launched and manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with such seed investment, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of BAAM’s or its affiliates’ relationship with the Emerging Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund will not be able to invest in the Emerging Manager Vehicles, even

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if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

There is significant overlap between BAAM’s and BSAA’s investment committees (although less than a majority of the members overlap).

Blackstone Strategic Capital Advisors L.L.C. Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of BAAM, is expected to launch and manage certain funds (the “BSCA Funds”) that will seek to make investments in established alternative asset managers (the “Strategic Capital Managers”). The nature of BAAM’s or its affiliates’ relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the Fund or the Master Fund in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSCA Funds and a withdrawal/redemption by the Fund or the Master Fund from such fund generally would be detrimental to the BSCA Funds. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand.

There is significant overlap between BAAM’s and BSCA’s investment committees (although less than a majority of the members overlap).

Blackstone Policies and Procedures. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund and the Master Fund expect to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund and the Master Fund expect to utilize for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment or companies that are Blackstone advisory clients. As a consequence, that information, which could be of benefit to the Fund or the Master Fund, might become restricted to those respective businesses and otherwise be unavailable to the Fund and the Master Fund.

Blackstone Proprietary Funds. From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally receives a substantial portion of the revenues attributable to these Proprietary Funds, in most instances greater than the portion of the revenues it would receive from the Fund or the Master Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of BAAM’s or its affiliates relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Other Activities of Blackstone, BAAM and its Affiliates. BAAM devotes to the Fund and the Master Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s and the Master Fund’s activities. Certain inherent conflicts of interest arise from the fact that BAAM, Blackstone and their affiliates act on behalf of the Fund and the Master Fund and may also carry on investment activities for other clients (including any other

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investment funds sponsored by BAAM, Blackstone or their affiliates) in which the Fund or the Master Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with, the investment objective and strategy of the Fund or the Master Fund. These activities could be viewed as creating a conflict of interest in that BAAM’s time will not be devoted exclusively to the business of the Fund or the Master Fund but such time will be allocated among the Fund, the Master Fund and BAAM’s other clients.

BAAM’s future investment activities, including the establishment of other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which Blackstone and its affiliates are involved may limit or preclude the flexibility that the Fund or the Master Fund may otherwise have to participate in investments. The Fund or the Master Fund may be forced to waive voting rights or sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In addition, BAAM may determine not to invest the Fund’s or the Master Fund’s assets in an Investment Fund, or may withdraw/redeem all or a portion of an existing Fund or Master Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund, the Master Fund and BAAM’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Fund’s or Master Fund’s investment, BAAM may cause the Fund or Master Fund to withdraw/redeem prior to other BAAM clients.

BAAM’s investment activities, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see Non-Discretionary/Advisory Clients below), may give rise to additional conflicts of interest. BAAM has no obligation to purchase or sell, or recommend for purchase or sale for the Fund or the Master Fund, any investment that BAAM or its affiliates may purchase or sell, or recommend for purchase or sale for their own accounts or for the account of any other client or investment fund. Situations may arise in which private investment funds or accounts managed by BAAM or its affiliates have made investments which would have been suitable for investment by the Fund or the Master Fund but, for various reasons, were not pursued by, or available to, the Fund or the Master Fund. BAAM, Blackstone and their affiliates may also engage in business activities unrelated to the Fund and the Master Fund that create conflicts of interest. BAAM, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in investment funds, in which the Fund or the Master Fund have no interest. BAAM may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund or the Master Fund.

Blackstone employees, including employees of BAAM, may invest in hedge funds or other investment entities, including potential competitors of the Fund. Investors will not receive any benefit from any such investments.

Non-Discretionary/Advisory Clients. BAAM provides advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. BAAM may communicate investment recommendations to such clients prior to the full implementation of such recommendations by BAAM for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Accordingly, the Fund, the Master Fund, BAAM Multi-Manager Funds and BAAM’s other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes redemption limitations, actions taken by non-discretionary clients may be adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary accounts. In addition, non-discretionary clients may from time to time have access to or have the right to obtain information about investment decisions made for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary BAAM clients.

Placement Agent Arrangements. Certain broker-dealer affiliates of BAAM may enter into placement agent agreements or otherwise be retained as placement agent by a Portfolio Manager. Under these placement agent agreements, to the extent permitted by applicable law, the Portfolio Manager may compensate BAAM’s affiliates for referring investors (including the Fund or the Master Fund) to the Portfolio Manager and such fees will not be shared with the Fund or the Master Fund or the Investors.

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Service Providers and Financial Institutions as Investors. From time to time, Blackstone personnel may speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by investment firms that either provide services to the Fund or the Master Fund or have a relationship with BAAM and/or Blackstone. Through such “capital introduction” events, prospective investors in the Fund have the opportunity to meet with BAAM. Neither BAAM nor the Fund compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) may influence Blackstone and BAAM in deciding whether to do business with or employ the services of such investment firms consistent with their obligations to the Fund and the Master Fund.

Investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund or the Master Fund. BAAM has procedures in place designed to prevent the inappropriate use of such information by the Fund or the Master Fund.

Transactions between the Fund and Other BAAM Clients. BAAM, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund or the Master Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales or exchanges generally will be effected based upon the net asset value of the investment.

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Management of the Fund

Board of Trustees

The Fund has a Board of Trustees, currently consisting of John M. Brown, Frank J. Coates, Paul J. Lawler, Kristen M. Leopold, and Peter Koffler, which supervises the conduct of the Fund’s affairs. A majority of the Board of Trustees is comprised of persons (the “Independent Trustees”) who are not “interested persons” (as defined in the 1940 Act) of the Fund. Each of the Trustees has substantial experience in issues relating to investment companies such as the Fund. The Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Fund’s Declaration of Trust. The initial Trustees serving on the Board of Trustees have been elected by the organizational shareholder of the Fund. The Fund’s Board of Trustees also serves as the board of trustees of the Master Fund. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund or of the Master Fund, as appropriate.

BAAM

Overview

BAAM, the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. BAAM, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, serves as the investment manager to the Fund and the Master Fund. It is a wholly-owned subsidiary of Blackstone, a publicly traded limited partnership that has units which trade on the New York Stock Exchange under the symbol “BX.” Information about Blackstone, including certain ownership, governance, and financial information, is disclosed in the firm’s periodic filings with the SEC, which can be obtained from the firm’s website at http://ir.blackstone.com/ or the SEC’s website at www.sec.gov.

BAAM advises many of the world’s largest and most sophisticated investors including corporate, public and union pension funds, as well as sovereign wealth funds, central banks, insurance companies, high net worth individuals, family trusts and other institutional investors. These investors look to BAAM to create unique investment solutions across multiple asset classes and strategies while protecting capital through robust risk and portfolio management processes. BAAM’s core strategies include commingled, customized, long-only replacement and its Strategic Alliance Funds (as defined herein).

With offices in New York, London, Hong Kong, and Sydney, BAAM is led by J. Tomilson Hill, President & CEO of BAAM and Vice Chairman of Blackstone. As of May 1, 2013, BAAM employs 201 people in these locations. The New York office serves as BAAM’s headquarters and the central location from which all of BAAM’s investment activities and operations are directed. The London office is involved in investment research, monitoring of underlying managers, strategy development and client service. The Hong Kong office is primarily focused on Asian hedge fund research. The Sydney office is primarily focused on Australian business development and client service.

BAAM is comprised of experienced professionals with diverse financial backgrounds across its teams: Senior Management, Manager Research, Risk Management, Business & Financial Evaluation (“BFE”), Legal & Product Structuring (which includes all BAAM Compliance personnel), Technology, Business Analysis Team (“BAT”), Investor Relations & Business Development (“IR/BD”) and BAAM Finance.

BAAM’s business is built on long-term, value-added relationships with clients around the globe. As of May 1, 2013, BAAM had approximately $49 billion (unaudited) in assets under management.

BAAM’s interests are strongly aligned with those of its investors, many of whom invest in other Blackstone products. Blackstone and its qualified employees have over $1.3 billion (as of May 1, 2013; unaudited) invested in BAAM-advised portfolios.

Investment Process

Each investment with a hedge fund manager is the culmination of BAAM’s investment decision-making process. Integrating a top-down perspective with bottom-up expertise, strategy-focused research teams seek to identify hedge fund investment opportunities that are consistent with BAAM’s macroeconomic view.

As part of its investment research process, BAAM meets with hundreds of managers each year. Peer groups are created, ranked, and re-ranked on both quantitative and qualitative criteria on an ongoing basis. This assists BAAM in sourcing new managers for review, prioritizing workflow, identifying trends in investment strategies, and monitoring existing managers.

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On an ongoing basis, BAAM’s Manager Research Team discusses potential new managers. Generally, once a manager is deemed a formal prospect after due diligence by the Manager Research Team, all BAAM Teams involved in the due diligence process commence their detailed due diligence procedures. On a bi-weekly basis, BAAM reviews the status of all prospective managers strongly considered for funding in preparation for evaluation by the Investment Committee.

Deeming a manager a proper investment for a BAAM-advised portfolio involves both manager-specific considerations as well as strategic asset allocation considerations.

Asset allocation decisions are guided by a top-down assessment of opportunities across market sectors and refined to satisfy investment goals and restrictions. In addition to ongoing identification of investment opportunities, BAAM performs ongoing analysis of short- and medium-term risk and expected returns by sector to help form asset allocation decisions and guide research efforts. On a monthly basis, BAAM holds its Allocation Strategy Meeting, which is a formal synthesis of BAAM’s top-down asset allocation perspective. Beyond this, BAAM maintains a dialogue with other investment personnel across Blackstone, subject to information walls and other policies and procedures designed to prevent the dissemination of material non-public information, which enables it to leverage the resources and talent throughout the organization as BAAM formulates its macroeconomic perspective and asset allocation decisions.

A bottom-up approach is used to determine the optimal combination of underlying hedge fund managers that will reflect the strategy’s objectives. Managers are evaluated with respect to their individual performance, as well as their ability to add diversification value to the portfolio, where applicable. Beta testing as well as portfolio construction and asset allocation models are used to facilitate the process. BAAM also performs scenario analysis and stress testing to help understand possible portfolio reactions in periods of market dislocation.

By the conclusion of the process, a portfolio is designed that targets the strategy’s specific objectives and that reflects BAAM’s macro outlook. Following the launch of a BAAM-advised portfolio, periodic adjustments are made to its composition based on underlying manager performance and changes in market conditions and opportunities. Allocations to strategies and specific managers are continually reviewed and adjusted based upon available opportunities.

Due Diligence

BAAM employs a multi-disciplinary approach to manager due diligence, with four independent teams involved in the initial vetting and ongoing monitoring of every active investment. Its organization and infrastructure emphasize risk management as well as checks and balances at every stage of the process. Manager due diligence, a process that incorporates quantitative and qualitative analysis and operational and legal review, is conducted by four due diligence teams: Manager Research, Risk Management, BFE and Legal & Product Structuring. Each team has veto authority over any proposed investment. The goal is to create a pool of “best-in-class” managers to which BAAM-advised investors can allocate capital.

A key aspect of using the multi-disciplinary approach to manager due diligence is the sharing of information amongst the various due diligence teams. While each team has a different focus during its reviews, issues often overlap and the teams can compare responses received from portfolio managers, risk managers, internal and external counsel, service providers, references and back office professionals to seek consistency and completeness of information. Additionally, synergies are created when multiple teams have reviewed different materials and offer complementary yet varying perspectives regarding the overall investment. Having a forum to share information is key to BAAM’s process.

Ongoing Monitoring

On a monthly basis, BAAM performs a review of all portfolios it advises that incorporates ongoing monitoring of existing investments, as well as the potential integration of newly approved managers. Negotiated transparency and frequent manager contact, including annual on-site visits, allow BAAM to employ a variety of analytical approaches throughout the year to monitor and manage risk levels. This includes, but is not limited to, peer group analysis, scenario modeling, stress testing, and beta analysis.

Upon completion of BAAM’s multi-faceted and comprehensive due diligence process, which takes into consideration, among other areas, the macro-economic environment, a manager’s strategy/style, track record, operational ability, and business plan, the manager will be sized appropriately according to its risk/return profile and proposed objective within appropriate BAAM-advised portfolios.

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All managers with whom BAAM allocates capital, regardless of their location or jurisdiction, are subject to the same level of due diligence and ongoing manager monitoring: in other words, the same standards of front office, operational/back office, legal and risk due diligence are applied to all prospective and funded hedge fund investments.

Management Agreement

Following the termination of the initial offering period, the Master Fund will pay BAAM an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee will accrue monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee will reduce the net asset value of Master Fund (and indirectly, of the Fund) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. BAAM will charge a pro rata portion of the Management Fee in the event of contributions or repurchases taking place during a given calendar quarter.

The contractual fee rate and related terms of the Fund’s Investment Management Agreement with BAAM are substantially the same as the terms of the Master Fund’s investment management agreement with BAAM, except that pursuant to the Fund’s Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. For purposes of the Investment Management Agreement, the term “investment security” has the same meaning as under Section 12(d)(1)(E) of the 1940 Act. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by BAAM to the Fund and the Master Fund. A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Management Agreement with BAAM will be available in the Fund’s regular annual report.

The Investment Management Agreements between BAAM and each of the Fund and the Master Fund provide that BAAM shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties as adviser in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

Portfolio Managers

The portfolio managers of the Fund and the Master Fund have day-to-day management responsibilities for the Fund and the Master Fund. BAAM’s Investment Committee reviews and approves investments made by the Fund and the Master Fund but is not primarily responsible for the day-to-day management of the Fund’s and the Master Fund’s portfolios. Information regarding the portfolio managers is set forth below.

Name	Since	Title and Recent Biography
Alberto Santulin (Portfolio Manager)	2013	Managing Director of BAAM since 2005.
John (JT) Shields (Portfolio Manager)	2013	Vice President of BAAM since 2010; Prior to joining BAAM, was Vice President at UBP Asset Management.
*	Mr. Santulin has served as portfolio manager of the Master Fund since 2012; the other portfolio managers have served as portfolio managers of the Master Fund since 2013.

Further information regarding the portfolio managers, including compensation, other accounts they manage and their ownership of securities in the Fund, is available in the SAI.

Expense Limitation Undertaking

BAAM has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s “Specified Expenses” (as described below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) to an amount not to exceed 0.35% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses

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incurred in the business of the Fund or Master Fund with the exception of: (i) the Management Fee, (ii) the Distribution and Service Fee, (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceed the Expense Cap, BAAM will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. BAAM may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after March 31, 2016 upon appropriate notice to the Fund. This arrangement cannot be terminated prior to March 31, 2016 without the Board’s consent.

The Fund has agreed to repay the amounts borne by BAAM under the Expense Limitation and Reimbursement Agreement within the three year period after BAAM bears the expense, when and if requested by BAAM, but only if and to the extent that the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. BAAM is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Pass-Through Voting

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from Investors and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Investors. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

Other Service Providers to the Fund and Master Fund

The Administrator

Each of the Fund and the Master Fund has appointed Citi Fund Services Ohio, Inc. (the “Administrator”) to serve as its administrator pursuant to an administration agreements between the Fund and the Administrator and a separate administration agreement between the Master Fund and the Administrator (each, an “Administration Agreement”). Under the Administration Agreements, the Administrator performs certain general administrative tasks for the Fund and the Master Fund, including, but not limited to, keeping financial books and records of the Fund and the Master Fund, and is permitted to delegate any or all of its duties to its affiliated entities.

Under the Administration Agreements, the Administrator will not, in the absence of negligence, willful misconduct or fraud on the part of the Administrator (or its affiliates) or a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund or any other agent of the Fund or the Master Fund), be liable to the Fund or the Master Fund or to any Fund Investor or Master Fund Investor for any act or omission, in the course of, or in connection with, the providing of services to the Fund or the Master Fund or for any loss or damage which the Fund or the Master Fund may sustain or suffer as the result of, or in the course of, the discharge by the Administrator of its duties pursuant to the Administration Agreements.

Each of the Fund and the Master Fund will indemnify the Administrator, its affiliates and its and their directors, officers, employees, representatives, delegates and agents from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable attorneys’ fees and other expenses of every nature and character (collectively, “Liabilities”) arising out of or in any way relating to the Administrator’s performance of its obligations and duties under the applicable Administration Agreement (or the performance by any affiliate to whom services are delegated), provided that this indemnification shall not apply to the extent any such Liabilities result from the Administrator’s (or such affiliates’) gross negligence, willful misconduct or fraud, or from a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund (as applicable) or any other agent of the Fund or the Master Fund (as applicable)).

The Fund and the Master Fund compensate the Administrator according to a fee schedule, under which the following amounts are aggregated and paid monthly: 7 basis points on the first $500 million in aggregate net assets of the Master Fund, 5 basis points on the next $500 million in aggregate net assets of the Master Fund, and 4 basis points on the aggregate net assets of the Master Fund in excess of $1 billion (the “Asset-Based Fees”). The Asset-Based Fees are subject to a monthly minimum fee and typically allocated one-third to the Master Fund and two-thirds to the Fund.

Each Administration Agreement may be terminated by either party upon 90 days prior written notice. The Administrator is a third party service provider to the Fund and the Master Fund and is not responsible for the preparation of this prospectus.

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The Distributor

Blackstone Advisory Partners L.P., a limited partnership under the laws of Delaware, serves as the principal underwriter of the Fund. The Distributor’s principal business address is 345 Park Avenue, New York, NY 10154.

Pursuant to the distribution agreement (the “Distribution Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Custodian and Escrow Agent

Citibank, N.A. through its offices in New York, serves as the Custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund and the Master Fund are not held by BAAM or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 388 Greenwich Street, New York, NY 10013.

The Administrator serves as escrow agent (the “Escrow Agent”) with respect to subscription monies received from prospective Investors in advance of dates when Advisor Class I Shares may be subscribed for and monies may be transmitted to the Fund.

Transfer Agent

Citi Fund Services Ohio, Inc., a corporation organized under the laws of Ohio, serves as the transfer agent for the Fund and the Master Fund (the “Transfer Agent”). The Transfer Agent’s principal business address is 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Registered Public Accounting Firm

The Board has selected Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Fund and the Master Fund. Deloitte & Touche LLP’s principal business address is Two World Financial Center, New York, NY 10281.

Legal Counsel

The law firm of Ropes & Gray LLP serves as legal counsel to the Fund and the Master Fund.

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Subscription for Shares

The Offering

Advisor Class I Shares are being offered during an initial offering period that is scheduled to terminate on or about August 1, 2013, or such earlier or later date as the Board may determine. Advisor Class I Shares will be offered during the initial offering period at the offering price (which is $1,000 per share). The Fund will not commence investment operations until the termination of the initial offering period. Consult with your selling agent to determine if the initial offering period has terminated. Subsequent to the initial offering, Advisor Class I Shares are expected to be offered on a continuous basis at their net asset value per share and may be purchased as of the first Business Day of any month, or at such other times as the Board may determine. During any continuous offering, Advisor Class I Shares may be purchased only from selected broker-dealers or through the Distributor. Any continuous offering, if commenced, may be discontinued at any time. The Distributor will have the sole right to accept orders to purchase Advisor Class I Shares and reserves the right to reject any order in whole or in part. The Master Fund will not pay the Management Fee to BAAM until the termination of the initial offering period.

Advisor Class I Shares are being offered only to “Eligible Investors” as defined below. The minimum initial investment in the Fund by an investor is $50,000. Subsequent investment must be at least $10,000. These minimums may be waived by the Fund from time to time for certain investors, including officers and employees of BAAM and its affiliates.

During the initial and continuous offerings, the full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the date as of which Advisor Class I Shares are to be issued (the “Effective Date”). Advisor Class I Shares purchased after the initial offering period will be issued at net asset value per share as of the Effective Date. Notice of each Advisor Class I Share transaction will be furnished to Investors (or their financial representatives) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Advisor Class I Shares generally will be available within 30 days after the Effective Date; at that time, the number of Advisor Class I Shares based on that net asset value and each Investor’s subscription amount will be determined and credited to the Investor’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Subscriptions for Advisor Class I Shares will not be accepted until the Fund’s registration statement to which this Prospectus relates is declared effective. Pending investment in the Fund, the proceeds of the initial offering, as well as of any subsequent continuous offering, will be deposited in an escrow account maintained by the Escrow Agent, as escrow agent for benefit of Investors. Investors will not earn interest with respect to funds held in the escrow account. The Fund’s general policy is that the full subscription amount must be received by the Distributor no later than three Business Days before the Effective Date, including the Fund’s initial closing. If a closing does not occur, the subscription amount will be returned to the investor.

Each prospective Investor must complete the subscription documents, in which the prospective Investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent must receive the executed subscription documents at least five Business Days before the date as of which Advisor Class I Shares are to be issued. However in the Fund’s or BAAM’s discretion, subscription documents received after this deadline may be accepted.

Eligible Investors

Unless otherwise agreed by the Board, Advisor Class I Shares will be sold only to persons who qualify as “accredited investors,” as defined in Regulation D under the Securities Act. Such persons are referred to in this Prospectus as “Eligible Investors.” Qualifications that must be met in becoming an Investor are set out in the subscription agreement that must be completed by each prospective Investor. Investors who subscribe for additional Advisor Class I Shares will be required to qualify as Eligible Investors at the time of each additional subscription. Any transferee of Advisor Class I Shares must qualify as Eligible Investors at the time of transfer.

Clients of Eligible Financial Intermediaries may generally invest in Advisor Class I Shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Advisor Class I Shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums. In addition, investors may, under certain circumstances, be able to purchase Advisor Class I Shares directly from the Fund.

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Suitability of Investment

An investment in the Fund involves a considerable amount of risk. It is possible that a prospective Investor may lose some or all of his or her investment. Before making an investment decision, a prospective Investor should consider, among other things: (1) the suitability of the investment with respect to such investor’s investment objectives and personal situation; and (2) other factors, including such investor’s personal net worth, income, age, risk tolerance, tax situation and liquidity needs. Prospective Investors should be aware of how the Fund’s and the Master Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor.

Distribution Arrangements

The Distributor acts as the distributor of the Advisor Class I Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Advisor Class I Shares are not subject to a sales load. The Advisor Class I Shares may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor. The Fund is not obligated to sell any Advisor Class I Shares that have not been placed with Investors that meet all applicable requirements to invest in the Fund. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Advisor Class I Shares. There is no minimum number of Advisor Class I Shares (by all Investors in aggregate) required to be purchased in the initial offering or any subsequent offering. The Distributor does not intend to make a market in the Advisor Class I Shares. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

The Fund pays the Distributor an ongoing Distribution and Service Fee at an annualized rate of 0.40% of the average net assets of the Fund attributable to Advisor Class I Shares. This Distribution and Service Fee consists of compensation at a rate of 0.15% for the sale and marketing of the Advisor Class I Shares (the “Distribution Component”) and 0.25% for personal services provided to Investors in Advisor Class I Shares and/or the maintenance of Investor accounts (such as personal services including, among others, responding to Investor inquiries and providing information on their investments in the Fund) (the “Service Component”). The Fund operates pursuant to an exemptive request that it has been granted by the Financial Industry Regulatory Authority (“FINRA”) so that the ongoing payments of the Distribution and Service Fee made by the Fund are governed by FINRA Rule 2830. This is the FINRA rule that governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies. Pursuant to this granted exemption and in accordance with Rule 2830, payment of the Distribution and Service Fee could continue for an extended period of time (including, in either case, during the entire life of the Fund). In addition, the aggregate amount of the Distribution Fee paid by the Fund and indirectly borne by long-term Investors over time ultimately could exceed the maximum front-end sales charge permitted by FINRA. The Distributor intends to comply with FINRA Rule 2830 in connection with the distribution of the Shares.

The Fund intends to operate pursuant to an exemptive order that has been granted by the SEC to permit the Fund to offer multiple classes of shares. Pursuant to the terms of the SEC exemptive order the Fund is required to adhere to Rule 12b-1 under the 1940 Act as if the Fund was a registered open-end investment company. With respect to Advisor Class I Shares, the Fund pays the Distribution and Service Fee pursuant to its Distribution and Service Plan, which it has voluntarily adopted and implemented in conformity with Rule 12b-1. By adopting the Distribution and Service Plan in accordance with Rule 12b-1, the Fund is permitted to pay fees that are intended to result in the sale and distribution of its Shares, to the extent that a portion of the Distribution and Service Fee payments are characterized as such. In conformity with Rule 12b-1, when the Distribution and Service Plan was adopted the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, concluded that there is a reasonable likelihood that the Distribution and Service Plan will benefit the Fund and its Investors. In further conformity with Rule 12b-1, the Distribution and Service Plan contains the following provisions, among others: (i) quarterly reports are to be provided to the Board regarding the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made; (ii) the Distribution and Service Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related to such Plan, acting in person at a meeting called for

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the purpose of voting on the Distribution and Service Plan; (iii) any material amendment to the Distribution and Service Plan must be approved by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, acting in person at a meeting called for said purpose and (iv) any amendment to increase materially the costs which the shares of a class may bear for distribution services pursuant to the Distribution and Service Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan. The Distribution and Service Plan is terminable without penalty at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, or by a vote of the holders of a majority of the outstanding shares of the Fund.

BAAM and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of Investor accounts. The level of such payments may be substantial and may be different for different selling agents. These payments may create incentives on the part of a selling agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

Determination of Net Asset Value

The net asset value of the Master Fund and of each class of the Fund will be equivalent to the assets attributable to the Master Fund or class, as applicable, less the liabilities attributable to the Master Fund or class, including accrued fees and expenses, as of any date of determination. Because of the differences in distribution and service fees and class-specific expenses, the per share net asset value of each class may differ. Because the Fund intends to invest substantially all of its assets in the Master Fund, the value of the Fund’s assets will depend on the value of its investment in the Master Fund and, thus, the value of the Master Fund’s investments in Investment Funds. The net asset value of the Master Fund and of each class of the Fund and the net asset value per share of the Fund and the Master Fund generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Boards of the Fund and the Master Fund. The Board of the Master Fund has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds in accordance with GAAP. The Administrator, in consultation with BAAM, values the assets of the Master Fund in accordance with GAAP and the Master Fund’s procedures as adopted by the Board. As a general matter, the Master Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Portfolio Managers and their agents, including their administrators, in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Typically, the fair value of the Master Fund’s interest in an Investment Fund represents the amount that the Master Fund could reasonably expect to receive from an Investment Fund were the Master Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Portfolio Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Investment Funds, and also typically are authorized to assign a value to these assets that differs from the market prices or quotations for such assets. As a result, information available to the Master Fund concerning the value of its interests in Investment Funds may not reflect market prices or quotations for the underlying assets held by such Investment Funds. In the unlikely event that an Investment Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of the Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Master Fund values its portfolio.

Because of the important role that Investment Funds’ valuation reporting plays in the valuation of the Master Fund’s and Fund’s net assets, before investing in any Investment Fund, BAAM will conduct a due diligence review of the valuation methodology used for the Investment Fund. These valuation methodologies generally use market values when available, and otherwise utilize principles of fair value that BAAM reasonably believes to be consistent with (but not necessarily the same as) those used by the Master Fund and Fund for valuing their own investments. After investing in an Investment Fund, BAAM will monitor the valuation methodology used by the Investment Fund. Although the procedures approved by the Board provide that the Administrator will review the valuations provided by the Portfolio Managers, none of BAAM, the Administrator or the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are typically unaudited, except for year-end valuations).

For each date for which the net asset value of the Master Fund is calculated, the Administrator will perform an independent valuation of the Master Fund’s portfolio and review any material discrepancies with BAAM. The Administrator will consider all relevant information and the reliability of pricing information provided by the

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Portfolio Managers and/or the administrators of the Investment Funds. The Administrator and BAAM may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in the Investment Fund. In those circumstances, the Master Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its own net asset value, may be subject to later adjustment, based on information reasonably available at such later time. For example, fiscal year-end net asset value calculations of the Investment Funds typically would be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund and the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amounts received from the Fund by Investors who tendered their Shares before such adjustments and received their proceeds from such tenders. As a result, to the extent that subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of an Investment Fund adversely affect the Master Fund’s and Fund’s net asset values, the outstanding Shares will be adversely affected by previous tenders to the benefit of Investors who tendered their Shares at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the then-outstanding Shares and to the detriment of Investors who previously tendered their Shares at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares.

Assets of the Fund or Master Fund held directly and for which market quotations are readily available will be valued at their current market value.

Assets for which no market quotations are readily available will be valued in any fair and reasonable manner the Board or its delegate may determine.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In these circumstances, BAAM and/or the Board of the Master Fund and Fund will reevaluate their fair value methodology to determine what, if any, adjustments should be made to the methodology.

BAAM acts as investment adviser to other clients that may invest in securities for which no public market price exists. BAAM may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Master Fund or Fund and other clients. Consequently, the fees charged to the Fund and the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund and the Master Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund and Master Fund if the judgments of the Board of the Fund and Master Fund, BAAM, the Administrator, or Portfolio Managers should prove incorrect. Also, Portfolio Managers typically only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

Repurchases and Transfers of Shares

No Right of Redemption

The Fund is a closed-end investment company, and therefore no Investor will have the right to require the Fund to redeem its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Investors generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

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Repurchases of Shares

The Fund from time to time may offer to repurchase a portion (generally, 5–25%) of its outstanding Shares pursuant to written tenders by Investors. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Investors who tender Shares within the 12 month period following acquisition may be subject to an early withdrawal fee, as described below under “Early Withdrawal Fee.” In determining whether the Fund should repurchase Shares from Investors pursuant to written tenders, the Fund’s Board will consider BAAM’s recommendation. BAAM expects that it will recommend to the Fund’s Board that the Fund’s initial Tender Valuation Date (as defined below) be December 31, 2013 and it expects to recommend quarterly repurchases thereafter.

The Fund’s assets will consist primarily of its investment in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its investment in the Master Fund. Shares of the Master Fund are subject to significant transfer restrictions. The Master Fund is a closed-end investment company and the Fund does not have the right to require the Master Fund to redeem the shares of the Master Fund held by the Fund. Therefore, the Fund typically may withdraw all or a portion of its investment in the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund ordinarily will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares at approximately the same time. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to undertake quarterly repurchase offers following procedures that are substantially similar to those employed by the Fund. However, there are no assurances that the Master Fund’s Board will, in fact, decide to conduct repurchase offers on this or any other schedule. The Fund generally cannot make a repurchase offer larger than the repurchase offer made by the Master Fund to the Fund. Moreover, the Master Fund has investors other than the Fund and if a repurchase offer by the Master Fund is fully or oversubscribed, the Fund only would have access to a pro rata portion of the offer by the Master Fund based on the size of its investment in the Master Fund relative to the size of the investments in the Master Fund by other investors. It is anticipated that each repurchase offer made by the Master Fund will extend only to a specified portion of the Master Fund’s net assets, based upon, among other things, the liquidity of the Master Fund’s assets. Because the Master Fund’s assets are expected to be illiquid, it is anticipated that repurchase offers of the Master Fund, and consequently those of the Fund, will be accordingly limited. The Master Fund will typically make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may also affect the size of the Master Fund’s offers.

In addition to considering BAAM’s recommendation, the Fund’s Board also will consider the following factors, among others, in determining the timing and terms of any offers to repurchase Shares:

•	Whether any Investors have requested that the Fund repurchase their Shares;

•	The liquidity of the Master Fund’s assets;

•	The investment plans and working capital requirements of the Fund and Master Fund;

•	The relative economies of scale with respect to the size of the Fund;

•	The history of the Fund in repurchasing Shares;

•	The condition of the securities markets; and

•	The anticipated tax and/or regulatory consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from Investors pursuant to written tenders only on terms it determines to be fair to the Fund and to all Investors or persons holding Shares acquired from Investors, as applicable. When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain the net asset value of their Shares from the Transfer Agent.

Unless the Board permits revocation, repurchases will be irrevocable after receipt and acceptance by the Fund of eligible written tenders of Shares from Investors by the applicable repurchase offer deadline. If a repurchase offer is oversubscribed by Investors who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law.

In light of liquidity constraints associated with the Master Fund’s investments in Investment Funds and the fact that the Master Fund may have to effect withdrawals from Investment Funds in order to pay for Shares being repurchased, the Fund expects that repurchase offers generally will be conducted according to the following

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procedures; however, the timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such date is referred to as a “Tender Valuation Date”) and remain open for 30 calendar days.

Payment for repurchased Shares may be made in cash or by the distribution of securities in kind, or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in kind except in the unlikely event that making a cash payment is not feasible or would result in a material adverse effect to the Master Fund, the Fund, or Investors not tendering Shares for repurchase. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

If an Investor tenders Shares and the Fund purchases those Shares, the Fund will ordinarily effect payment for those Shares by issuing the Investor a non-interest-bearing, non-transferable promissory note entitling the Investor to the payment(s) described in (A) or (B) below, as applicable:

A.	Payment Schedule for Purchases of Greater than or Equal to 90% of your Shares:

—

an initial payment equal to 90% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date (the “Initial Payment”), which will be paid to the Investor, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 90% of the aggregate purchase amount from the Master Fund; and

—

a contingent payment (the “Contingent Payment”) equal to the excess, if any, of (a) the net asset value of the Shares tendered and purchased as of the Tender Valuation Date (as may or may not be adjusted based upon subsequent revisions to the net asset values of the Investment Funds) over (b) the Initial Payment; such Contingent Payment to be payable promptly after completion of the Fund’s next annual audit.

—	The 2% early withdrawal fee described below (if applicable) will be deducted from the Initial Payment, and will reduce the total repurchase proceeds.

B.	Payment Schedule for Purchases of Less than 90% of your Shares:

—

a single payment (the “Single Payment”) equal to 100% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date, which will be paid to the Investor, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 90% of the aggregate purchase amount from the Master Fund.

—	The 2% early withdrawal fee described below (if applicable) will be deducted from the Single Payment, and will reduce the total repurchase proceeds.

The Fund may make multiple audit adjustments to repurchase payment amounts in the event that additional relevant information becomes available following the Fund’s annual audit. Although the Fund has the option to pay all or a portion of the Initial Payment, Contingent Payment and/or Single Payment by distributing securities, such amounts are expected to be paid entirely in cash. Other than the early withdrawal fee described below (if applicable), the Fund does not expect to impose any charges on repurchases of Advisor Class I Shares in the Fund.

The Master Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Master Fund’s initial investment in an Investment Fund. During this period, the Master Fund may not be permitted to withdraw its investment or only may be able to do so with payment of a fee. In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response

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to market unrest or other adverse conditions (such as those experienced by many hedge funds since late 2008). During such times, the Master Fund may not be able to liquidate its holdings in such Investment Funds to allow the Fund to meet repurchase requests. As a result, the Fund is not able to guarantee liquidity to Investors through repurchase offers, particularly during the Fund’s first year of operations. Furthermore, if the Master Fund seeks to liquidate its investment in an Investment Fund that maintains a “side pocket,” establishes a liquidating account mechanism or pays illiquid securities in kind, the Master Fund may not be able to fully liquidate its investment without delay and such delay could be substantial. Accordingly, the Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner.

An Investor tendering for repurchase less than all of its Shares must maintain a minimum account balance after the repurchase is effected, the amount of which will be established by the Fund from time to time and is currently $50,000. If an Investor tenders a number of Shares that would cause the aggregate net asset value of the Investor’s Share holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained. The Fund may also repurchase all of such an Investor’s Shares in the Fund. The Fund may waive the minimum account balance from time to time in BAAM’s sole discretion.

The Fund’s, and a Share’s, net asset value may change materially from the date a tender offer is mailed to the Tender Valuation Date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption “Determination of Net Asset Value” and additional risks are discussed under “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks.”

BAAM and its affiliates may tender for repurchase in connection with any repurchase offer made by the Fund any Advisor Class I Share that it holds in its capacity as an Investor.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund’s Investors, and typically will be funded from available cash or sales of portfolio securities of the Fund or the Master Fund. However, payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than BAAM otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. BAAM intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund or the Master Fund finances repurchase proceeds by selling Fund or Master Fund investments, the Fund or the Master Fund may hold a larger proportion of its total assets in less liquid securities. Accordingly, non-tendering Investors will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their Shares for repurchase in subsequent tender offers, as well as the Fund’s ability to conduct future tender offers at all. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. In addition, the repurchase of Shares by the Fund may be a taxable event to tendering Investors.

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

Early Withdrawal Fee

Any Investor that sells Advisor Class I Shares to the Fund in a repurchase offer that has a Tender Valuation Date within the 12 month period following the original issue date of the Advisor Class I Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Advisor Class I Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Advisor Class I Shares on the first Business Day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Advisor Class I Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Advisor Class I Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis.

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Forced Redemption

The Fund may (i) repurchase all or any portion of the Shares of an Investor or any person acquiring Shares or portion of the Shares from or through an Investor without consent or other action by the Investor or other person or (ii) cause an Investor to sell all or a portion of its Shares to another Investor, at the most recently calculated net asset value of such Investor’s Shares, for any reason deemed advisable by the Board, including but not limited to situations in which:

•

the Shares (or a portion of the Shares) have been transferred without BAAM’s approval or the Shares (or a portion of the Shares) has vested in any person other than by operation of law as the result of the death, disability, dissolution, bankruptcy or incompetence of an Investor;

•

ownership of the Shares (or portion of the Shares) by an Investor or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may in the judgment of the Board or BAAM subject the Fund or any Investor to an undue risk of adverse tax (such as the Fund no longer being treated as a regulated investment company) or other fiscal or regulatory consequences;

•

continued ownership of the Shares (or portion of the Shares) by the Investor or other person may be harmful or injurious to the business of the Fund, the Master Fund, the Board of the Fund or the Master Fund, BAAM, or prevent BAAM from receiving any fees in respect of the Fund or such Investor;

•	any of the representations and warranties made by an Investor in connection with the acquisition of the Shares (or portion of the Shares) was not true when made or has ceased to be true; or

•

the value of an Investor’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund.

Transfer of Shares

Shares will not be traded on any securities exchange or other market. Shares may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a “Transfer”), except (i) by operation of law resulting from an Investor’s death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of the President of the Fund, which consent may be withheld in his or her sole discretion and shall not be subject to challenge by any potential assignor or assignee. Unless waived by the President of the Fund, Shares may not be transferred unless the Fund has received a written opinion of its counsel (at the expense of the transferor) that such transfer qualifies for an exemption from such registration under the Securities Act or the regulations thereunder.

Any transferee acquiring Shares by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of an Investor or otherwise will be entitled to (i) the distributions paid on the Shares so acquired, (ii) to Transfer all or any portion of the Shares in accordance with the terms of the Declaration of Trust and (iii) to tender all or any portion of the Shares for repurchase by the Fund. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor, or the Investor’s equity owners in certain circumstances, at the time of purchase meets the standard for an “accredited investor” as defined in Regulation D under the Securities Act. If an Investor transfers its Shares with the approval of the Board or BAAM (as applicable), the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the fund in connection with such transfer.

In subscribing for Shares, an Investor agrees to indemnify and hold harmless the Fund, the Board, BAAM, each other Investor and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that Investor in violation of these provisions or any misrepresentation made by that Investor in connection with any Transfer.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless an Investor is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to Advisor Class I Shares will be automatically reinvested by the Fund in additional Advisor Class I Shares. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Administrator.

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After the Fund declares a dividend (including a capital gain dividend) or determines to make a capital gain distribution, participants will be issued additional Shares at their then net asset value. Notice of each such Share transaction will be furnished as soon as practicable but not later than seven days after the Fund’s NAV is distributed and shareholder transactions are settled, together with information relevant for personal and tax records.

In the case of persons, such as banks, brokers or nominees, who hold Shares for others who are the beneficial owners, the Plan will be administered on the basis of the number of Shares certified from time to time by the record holders as representing the total amount registered in the record holder’s name and held for the account of beneficial owners who are participants in the Plan. Investors who intend to hold their shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. (See “Tax Considerations” below.)

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Description of Shares

The Fund is a business trust organized under the laws of The Commonwealth of Massachusetts on January 10, 2013. The Fund is authorized to issue an unlimited number of shares of beneficial interest and may divide the Shares into one or more classes (each, a “Class”). The Shares are currently offered in three Classes. Each Class has a separate distribution fee arrangement but otherwise has the same rights and privileges as the other Classes. Each Share has one vote at all meetings of shareholders.

All shares of each Class are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. No Investor has the right to require redemption or repurchase of any Shares by the Fund or to tender Shares to the Fund for repurchase. Investors are not liable for further calls or assessments. The Fund does not intend to hold annual meetings of shareholders.

Under the Declaration of Trust, Investors have limited voting rights. Investors only have the right to vote (i) on the election or removal of Trustees, only to the extent provided in the Declaration of Trust or as required under the 1940 Act; (ii) with respect to certain amendments to the Declaration of Trust, (iii) in some circumstances, on Change of Control Transactions (as described below), (iv) on the termination of the Fund, in limited circumstances (as described below) and (v) on such additional matters as required by law or as considered necessary or desirable by the Trustees.

Under the Declaration of Trust, a Trustee may be removed only for cause and only (1) by action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for the purpose of voting on such removal, or (ii) by at least 75% of the remaining Trustees.

The following actions may be authorized only by the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and at least seventy-five percent (75%) of the shares outstanding and entitled to vote thereon, unless any such action has been approved by both a majority of the Trustees and at least 75% of the “continuing Trustees,” in which case no shareholder vote or consent is necessary (unless required under the Fund’s bylaws, as amended (the “Bylaws”)): (i) the merger or consolidation of the Fund with or into any other person or company or of any such person or company with or into the Fund; (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund in the ordinary course of business; (iii) any Investor proposal as to specific investment decisions made or to be made with respect to the assets of the Fund and (iv) the issuance or transfer by the Fund of any securities issued by the Fund to any other person or entity for cash, securities or other property (or combination thereof), excluding (a) sales of any securities of the Fund in connection with a public offering thereof and (b) issuance of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Trustees (transactions described in (i) through (iv) collectively referred to as “Change of Control Transactions”). A “continuing Trustee” is a Trustee who is (A) not a person or an “affiliated person” (as defined in the 1940 Act) of a person who enters or proposes to enter into a Change of Control Transaction with the Fund and has been a Trustee for a period of at least twelve months (or since commencement of the Fund’s operations, if less than twelve months), (B) is a successor to a continuing Trustee who is not a person or an “affiliated person” (as defined in the 1940 Act) of a person who enters or proposes to enter into a Change of Control Transaction with the Fund and is recommended to succeed a continuing Trustee by a majority of the continuing Trustees then in office, (C) is elected to the Board by the Trustees and is elected to be a continuing Trustee by a majority of the continuing Trustees then in office or (D) who serving as a Trustee prior to the first sale of shares pursuant to an initial registered public offering only. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party, which may have the effect of depriving Investors of an opportunity to sell their Shares at a premium over market prices. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Fund’s Declaration of Trust provides that Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period beginning after January 1, 2014, offer to repurchase shares tendered in accordance with the procedures determined by the Board from time to time.

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The Fund may be terminated at any time without Investor vote or consent by the action of a majority of the Trustees and at least 75% of the continuing Trustees, or else by the vote or consent of Investors holding at least 75% of the outstanding shares of the Fund. Upon termination of the Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund as may be determined by the Trustees, Investors are entitled to share ratably in all remaining assets of the Fund (except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of the shares).

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, each as amended, both of which as of the date of this Prospectus are on file with the Securities and Exchange Commission.

Under the Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (including such persons who serve at the Fund’s request as directors, officers, members, partners, or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Fund Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Fund Covered Person may be or may have been involved as a party or otherwise or with which such Fund Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Fund Covered Person, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office (“Disabling Conduct”). The Board will use reasonable and fair means to determine whether Disabling Conduct occurred, including (i) a final decision on the merits by a court or other body before whom the proceeding was brought that Fund Covered Person was not liable by reason of Disabling Conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Fund Covered Person was not liable by reason of Disabling Conduct, by an independent legal counsel in a written opinion. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

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Portfolio Transactions

Portfolio transactions are allocated to brokers by each Portfolio Manager. Portfolio Managers have authority to, and may, select brokers in consideration of such brokers’ provision or payment of the costs of property and services which are generally of benefit to clients of the Portfolio Managers, including the Fund, although such services may not directly relate to any transactions for the benefit of the Fund. Portfolio Managers may use “soft dollars” generated on transactions outside of the safe harbor of Section 28(e) of the Exchange Act to obtain non-research products and services.

In view of the fact that the investment program of certain of the Portfolio Managers may include trading as well as investment, short-term market considerations are frequently involved, and the portfolio turnover in certain of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds.

Tax Considerations

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Investors, including foreign Investors (as defined below). Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

The Fund intends to invest substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will result from distributions or deemed distributions from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned and the income earned by the Fund, will be to or will include such treatment of the Master Fund, and, as applicable, the assets owned and the income earned by the Master Fund.

The Fund intends to elect to be treated and to qualify annually for treatment as a RIC under Subchapter M of the Code. In order for the Fund to so qualify, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code – see the SAI). For these purposes, the Fund will be considered to control any corporation of which the Fund owns 20% or more of the voting power.

In general, for purposes of the 90% gross income test described above, income derived from an entity treated as a partnership for U.S. federal income tax purposes will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its Investors, if it distributes at least 90% of the sum of its investment company taxable income (without regard to the deduction for dividends paid) and any net tax-exempt interest income for that year in the form of dividends (the “distribution requirement”). The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the distribution requirement.

The Fund currently intends to distribute all realized net capital gain each year. If, however, the Fund’s Board determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the

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amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its Investors, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by an Investor will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the Investor’s gross income.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself currently intends to elect to be treated and to qualify and be eligible to be treated as a RIC. Whether the Fund meets the asset diversification test described above will depend on whether the Master Fund meets such test. If the Master Fund were to fail to meet the income, diversification or distribution test and were ineligible to or otherwise were not to cure such failure, the Fund would or may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

The Master Fund intends to gain exposure to Investment Funds in part through investments in the Subsidiary. As described above, in order to qualify as a RIC, the Master Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. Investments in U.S. investment partnerships that invest in commodities and certain commodity-linked instruments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the Internal Revenue Service (the “IRS”) previously issued a number of private letter rulings that indicate that certain income from a RIC’s investment in a controlled foreign corporation (see discussion below) will constitute “qualifying income” for purposes of the 90% gross income test, the IRS suspended issuance of further such rulings pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in these rulings, which change in position may be applied retroactively to the Master Fund, the income from the Master Fund’s investment in the Subsidiary might not be “qualifying income” and the Master Fund might not qualify as a RIC for one or more years, which would adversely affect the value of an investment in the Master Fund and potentially affect the Fund’s qualification as a RIC.

The Subsidiary is wholly owned by the Master Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Master Fund is a U.S. person that owns all of the stock of the Subsidiary, the Master Fund is a “U.S. Shareholder” with respect to the Subsidiary and the Subsidiary is a CFC. As a “U.S. Shareholder,” the Master Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Master Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Master Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Master Fund will be tax-free, to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Master Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Net losses incurred by the Subsidiary during a tax year do not flow through to the Master Fund and thus will not be available to offset income or capital gain generated from the Master Fund’s other investments. In addition, net losses incurred by the Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years.

Failure of the Fund to qualify and be eligible to be treated as a RIC would likely materially reduce the investment return to the Fund’s Investors. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise were not to cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify and be eligible to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

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Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to Investors.

The Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Investors will include in gross income from foreign sources their pro rata shares of such taxes. There are special rules for passing through such credits or deductions in the case of a RIC that invests more than 50% of its assets in other RICs. (See the SAI.) Generally, as a result of these rules, if the Master Fund is eligible to elect and does elect to permit its Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified foreign taxes paid by the Master Fund, the Fund will in turn be eligible to elect to permit its Investors to claim a corresponding credit or deduction.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the Investors on December 31 if it is declared by the Fund in October, November or December of such year, made payable to Investors of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to Investors whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate Investors, if properly reported, may qualify for the dividends-received deduction, provided holding period and other requirements are met by both the Fund and the Investor. In addition, distributions of investment company taxable income reported by the Fund as derived from “qualified dividend income” (defined below) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the Investor, although such income will not be considered long-term capital gains for other federal income tax purposes. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. There can be no assurance of what portion, if any, of the Fund’s distributions will qualify for the dividends-received deduction or as qualified dividend income. Generally, if the Fund receives distributions from the Master Fund that have been properly reported by the Master Fund as qualifying for the dividends-received deduction or as having been derived from qualified dividend income, the Fund will be able to make corresponding distributions that it may itself report as qualifying for the dividends-received deduction or derived from qualified dividend income, as the case may be.

The Fund will invest in Investment Funds that are classified as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Investors. However, an election is generally available to avoid the imposition of that tax. For example, an election to treat a PFIC as a QEF will require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Another election would require the Fund to mark the gains (and to a limited extent losses) in PFIC holdings “to the market” as though such holdings had been sold (and, solely for

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purposes of this mark-to-market election, repurchased) on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the holder would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

The Fund may be required to recognize income (which generally must be distributed to the Fund’s Investors) in excess of the distributions that it receives in respect of a PFIC with respect to which a mark-to-market election is made. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax described above. There can be no assurances, however, that the Fund will be successful in this regard, and the Fund may not be able to maintain its status as a RIC.

Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) that are reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, regardless of the Investors’ respective holding periods for their Shares. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of an Investor’s Shares and, after that basis has been reduced to zero, will constitute a capital gain to the Investor (assuming the Shares are held as a capital asset).

Distributions are taxable in the same manner, whether Investors receive cash or reinvest the distributions in additional Shares through the Plan (described above). Investors will be notified annually as to the U.S. federal tax status of distributions. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

The sale or other disposition of Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefore and their respective bases in such Shares. If the Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. A redemption (including a redemption resulting from a tender offer or liquidation of the Fund), if any, of Shares by the Fund generally will give rise to capital gain or loss if, after the redemption, the Investor does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a holder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Shares may be disallowed if other substantially identical shares are acquired (including through the reinvestment of distributions, which could occur, for example, if the Investor is a participant in the Plan) within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

From time to time, the Fund intends to make a tender offer for its Shares (as described above). Investors who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If an Investor tenders fewer than all of its Shares or fewer than all Shares tendered are

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repurchased, such Investor may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Investors, and Investors who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

When, incident to such a repurchase offer, the Master Fund makes a tender offer for its shares (as described above), the Fund may be treated as having received a taxable dividend from the Master Fund. In such a case, there is a risk that non-tendering shareholders in the Master Fund, and other shareholders of the Master Fund who tender some but not all of their shares therein or not all of whose shares therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of this risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Master Fund.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to Investors who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or an Investor has been notified by the U.S. Internal Revenue Service (the “IRS”) that such Investor is subject to backup withholding. Certain Investors specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Investor’s federal income tax liability if the appropriate information is provided to the IRS.

Absent a specific statutory exemption, dividends other than capital gain dividends paid to an Investor that is not a “U.S. person” within the meaning of the Code (a “foreign Investor”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign Investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax. In the case of a foreign Investor, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign Investor certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN). Effective for taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign Investor, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the Fund properly reports such distributions in a written notice to Investors. It is currently unclear whether Congress will extend the exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, or what the terms of such an extension would be.

If any distributions received by a foreign Investor from the Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign Investor would generally be taxed on such amounts at the same rates applicable to U.S. Investors. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign Investor that is a corporation.

Very generally, special tax rules apply if the Fund holds “U.S. real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign Investor. Furthermore, the foreign Investor may be required to file a U.S. tax return and pay tax on such distributions — and, in certain cases, gain realized on sale of Fund shares – at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

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Tax-exempt entities, including tax-advantaged retirement plans (see “ERISA Considerations” below), may purchase Shares if they are accredited investors. Under current law, the Fund serves to “block” (that is, prevent the attribution to Investors of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Investors. Notwithstanding the foregoing, a tax-exempt Investor could realize UBTI by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt Investor may also recognize UBTI if the Fund were to recognize “excess inclusion income.” See the SAI.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Shares.

The SAI summarizes further federal income tax considerations that may apply to the Fund and its Investors and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

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ERISA Considerations

Employee benefit plans and other plans subject to ERISA or Section 4975 of the Code, including 401(k) plans, IRAs and Keogh Plans may purchase Advisor Class I Shares, provided that they are accredited investors. Because the Fund is an investment company registered under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, BAAM will not be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any such Investor solely as a result of its investment in the Fund. Prospective Investors should consult their advisors to determine the suitability of Advisor Class I Shares as an investment through such plans.

General Information

Securities Outstanding

(1) Title of Class	(2) Amount Authorized	(3) Amount held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Advisor Class I Shares	Unlimited	N/A	$0

Legal Proceedings

None of the Fund, the Master Fund, BAAM or the Distributor is a party to any material pending legal proceeding, nor is any of them subject to any proceeding instituted, or any proceeding known to be contemplated, by a governmental authority.

Reports; Fiscal Year

The Fund’s fiscal year will end on March 31. The Fund anticipates sending to Investors an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund’s tax year will end on October 31. After the end of each tax year of the Fund, each Investor will receive a Form 1099 reporting income or gain.

Anti-Money Laundering

As part of the Fund’s effort to prevent money laundering and terrorist financing, the Fund has implemented an anti-money laundering program and has designated an Anti-Money Laundering Officer. The Fund, or its delegate, may require a detailed verification of a Investor’s identity, any beneficial owner underlying the account and the source of the payment.

The Board of Trustees and/or BAAM reserves the right to request such information as is necessary to verify the identity of a subscriber and the underlying beneficial owner of a subscriber’s or Investor’s Shares in the Fund. In the event of delay or failure by the subscriber or Investor to produce any information required for verification purposes, the Fund may refuse to accept or delay the acceptance of a subscription or may require the repurchase of any such Investor’s Shares in the Fund. The Fund may suspend the payment of repurchase proceeds of an Investor if the Fund reasonably deems it necessary to do so to comply with applicable anti-money laundering laws or the laws, regulations, and Executive Orders administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), or other laws or regulations by any person in any relevant jurisdiction (collectively, “AML/OFAC obligations”). The Fund may take one or more of the foregoing actions through a service provider that has agreed to provide anti-money laundering services to the Fund.

Each subscriber and Investor shall be required to make such representations to the Fund as the Fund shall require in connection with the Fund’s AML/OFAC program, including, without limitation, representations to the Fund that the subscriber or Investor (or any person controlling or controlled by the subscriber or Investor; if the subscriber or Investor is a privately held entity, any person having a beneficial interest in the subscriber or Investor; or any person for whom the subscriber or Investor is acting as agent or nominee in connection with the investment) is not (i) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other

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sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the Fund is doing business, including the List of Specially Designated Nationals and Blocked Persons administered by OFAC as such list may be amended from time to time; (ii) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (iii) a current or former senior foreign political figure1 or politically exposed person,2 or an immediate family member or close associate of such an individual. Further, such subscriber or Investor must represent to the Fund that it is not a prohibited foreign shell bank.3

Such subscriber or Investor will also be required to represent to the Fund that amounts contributed by it to the Fund were not directly or indirectly derived from activities that may contravene U.S. federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations.

Each subscriber or Investor agrees to notify the Fund promptly in writing should it become aware of any change in the information set forth in its representations. The subscriber or Investor is advised that, by law, the Fund may be obligated to “freeze the account” of such subscriber or Investor, either by prohibiting additional investments from the subscriber or Investor, declining to repurchase Shares from the subscriber or Investor, suspending the payment of repurchase proceeds payable to the subscriber or Investor and/or segregating the assets in the account in compliance with governmental regulations. The Fund may also be required to report such action and to disclose the subscriber’s or Investor’s identity to OFAC or other applicable governmental and regulatory authorities.

[1]

A “senior foreign political figure” is defined as (a) a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major non-U.S. political party, or a current or former senior executive of a non-U.S. government-owned commercial enterprise; (b) a corporation, business, or other entity that has been formed by, or for the benefit of, any such individual; (c) an immediate family member of any such individual; and (d) a person who is widely and publicly known (or is actually known) to be a close associate of such individual. For purposes of this definition, a “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources; and “immediate family member” means a spouse, parents, siblings, children and spouse’s parents or siblings.

[2]

A “politically exposed person” (“PEP”) is a term used for individuals who are or have been entrusted with prominent public functions in a foreign country, for example Heads of State or of government, senior politicians, senior government, judicial or military officials, senior executives of state owned corporations, important political party officials. Business relationships with family members or close associates of PEPs involve reputational risks similar to those with PEPs themselves. FATF 40 Recommendations Glossary at: http://www.fatf-gafi.org/glossary/0,2586,en_32250379_32236889_35433764_1_1_1_1,00.html#34285860.

[3]

A “prohibited foreign shell bank” is a foreign bank that does not have a physical presence in any country, and is not a “regulated affiliate,” i.e., an affiliate of a depository institution, credit union, or foreign bank that (i) maintains a physical presence in the U.S. or a foreign country, and (ii) is subject to banking supervision in the country regulating the affiliated depository institution, credit union, or foreign bank.

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APPENDIX A

SUPPLEMENTAL PERFORMANCE INFORMATION OF SIMILAR FUNDS

Blackstone Alternative Alpha Fund II (the “Fund”) is newly organized and has no performance record of its own and Blackstone Alternative Alpha Master Fund (the “Master Fund”) is recently organized and has only a limited performance record of its own. Set forth below is (i) the limited performance record of Blackstone Alternative Alpha Fund, a Massachusetts business trust that (a) is registered under the 1940 Act as a closed-end management investment company, and (b) invests substantially all of its assets in the Master Fund and (ii) the performance information for funds managed by Blackstone Alternative Asset Management L.P. (“BAAM”), the investment adviser to the Fund and the Master Fund, that have an investment program substantially the same as the Fund and the Master Fund (“Similar Funds Performance Information”). The Similar Funds Performance Information is not the performance record of the Fund or the Master Fund and should not be considered a substitute for the Fund’s or the Master Fund’s own performance. Past returns are not indicative of future performance.

BAAM acts as investment adviser to other funds that have investment objectives, policies and strategies that are substantially similar to those of the Fund and Master Fund. The Similar Funds Performance Information is provided to illustrate the past performance of BAAM in managing substantially similar funds; it does not represent the performance of the Fund or of the Master Fund. We have stated below the average annual total return information over the one-, five-, and ten-year period ended March 31, 2013 for the other funds, which represents all substantially similar funds managed by BAAM (including Blackstone Alternative Alpha Fund) (“Similar Funds”), as well as calendar year returns, monthly returns, and certain historical statistics. The average performance information of the Similar Funds is presented as a composite that represents an average of the total returns of each fee-paying share class of each Similar Fund, calculated by asset weighting individual share class Similar Fund returns, using beginning of month values. Annual and annualized returns are calculated by geometrically linking the monthly returns. A Similar Fund’s returns are typically included in the composite following one full calendar month of operation.

The returns of share classes of the Similar Funds that do not pay any fees have been excluded from the composite; the returns of fee-paying share classes of the Similar Funds are shown net of the actual fees and expenses incurred by the Similar Funds. The fees and expenses of the Fund and the Master Fund may be higher than those of the Similar Funds’ share classes reflected in the composite; had all of the Similar Funds’ performance records reflected the fees and expenses of the Fund and the Master Fund, the Similar Funds’ performance may have been lower. Returns are calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses.

The Similar Funds (with the exception of the Blackstone Alternative Alpha Fund) are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If all of the Similar Funds had been registered under the 1940 Act, their returns might have been lower. Although the Fund, the Master Fund and the Similar Funds have substantially the same investment programs, as is discussed in Conflicts of Interest, the Fund and the Master Fund will not necessarily make the same investments as the Similar Funds, so that the investment performance of the Fund, the Master Fund and the Similar Funds will differ in the future.

Annualized Returns (Ending March 31, 2013)

	1 Year	5 Year	10 Years
Blackstone Alternative Alpha Fund (Inception Date April 2, 2012)	8.4%	N/A	N/A
Similar Funds	9.6%	3.8%	7.0%
HFRI Fund of Funds Composite Index	4.8%	-0.2%	3.9%
HFRI Equity Hedged Index	5.5%	2.1%	6.4%
S&P 500 Total Return	14.0%	5.8%	8.5%

Calendar Year Returns

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Similar Funds	0.7%	8.9%	7.2%	12.5%	9.2%	19.2%	-20.2%	15.0%	9.1%	-0.1%	10.9%
HFRI Fund of Funds Composite Index	1.0%	11.6%	6.9%	7.5%	10.4%	10.3%	-21.4%	11.5%	5.7%	-5.7%	4.8%
HFRI Equity Hedged Index	-4.7%	20.5%	7.7%	10.6%	11.7%	10.5%	-26.7%	24.6%	10.5%	-8.4%	7.4%
S&P 500 Total Return	-22.1%	28.7%	10.9%	4.9%	15.8%	5.5%	-37.0%	26.5%	15.1%	2.1%	16.0%

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Historical Statistics (For the ten year period ended March 31, 2013)

	Annualized Performance	Standard Deviation	Sharpe Ratio	Maximum Drawdown
Similar Funds	7.0%	6.5%	0.82	-21.3%
HFRI Fund of Funds Composite Index	3.9%	5.6%	0.39	-22.2%
HFRI Equity Hedged Index	6.4%	8.8%	0.53	-30.6%
S&P 500 Total Return	8.5%	14.8%	0.46	-50.9%

Monthly Returns of the Similar Funds (Ending March 31, 2013)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2002	0.5%	0.1%	-0.9%	0.8%	0.7%	-1.1%	-1.0%	0.8%	0.5%	0.2%	-0.6%	0.8%	0.7%
2003	0.9%	0.7%	0.2%	1.2%	1.3%	0.5%	0.0%	1.0%	-0.2%	2.0%	0.6%	0.5%	8.9%
2004	2.3%	1.9%	0.3%	-1.1%	-0.2%	-0.7%	-1.7%	-0.2%	1.0%	1.4%	2.5%	1.5%	7.2%
2005	0.2%	1.6%	-0.5%	-1.1%	2.4%	1.8%	2.8%	1.0%	1.3%	-2.1%	3.3%	1.3%	12.5%
2006	3.4%	0.4%	1.8%	1.5%	-3.6%	-1.3%	-0.5%	1.6%	1.0%	1.6%	2.5%	0.6%	9.2%
2007	1.8%	0.8%	1.8%	1.9%	2.8%	0.7%	1.7%	-0.2%	2.1%	3.1%	-0.0%	1.2%	19.2%
2008	-2.2%	1.9%	-2.4%	2.1%	2.1%	-1.6%	-2.5%	-0.8%	-9.1%	-5.9%	-2.1%	-1.3%	-20.2%
2009	1.6%	0.6%	0.2%	0.3%	3.5%	0.8%	1.5%	1.1%	1.7%	-0.2%	1.9%	1.1%	15.0%
2010	-0.5%	1.0%	1.9%	0.2%	-2.3%	-1.5%	2.0%	-0.0%	3.5%	1.9%	0.3%	2.3%	9.1%
2011	-0.1%	1.4%	0.6%	1.3%	0.1%	-0.4%	-0.4%	-3.0%	-3.2%	4.3%	-0.1%	-0.4%	-0.1%
2012	3.1%	2.3%	1.3%	0.0%	-1.6%	0.1%	0.9%	1.5%	1.4%	-0.3%	1.1%	0.9%	10.9%
2013	3.1%	0.3%	2.1%										5.5%

HFRI Fund of Funds Composite Index is an unmanaged equal-weighted index representing funds of hedge funds that invest with multiple managers focused on absolute return strategies. The Index includes funds of hedge funds tracked by Hedge Fund Research, Inc. and is revised several times each month to reflect updated fund of hedge fund return information. The Index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies. There are no asset-size or track record length minimum requirements for inclusion in the Index. The Index reflects actual fees and expenses charged by the hedge funds included in the index.

HFRI Equity Hedge Index is an unmanaged equal-weighted index representing hedge funds tracked by Hedge Fund Research, Inc. that have an equity hedge strategy. Equity hedge strategies invest in both long and short positions in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The Index is revised several times each month to reflect updated hedge fund return information. The Index is a proxy for the performance of the universe of funds of hedge funds focused on equity hedged strategies. There are no asset-size or track record length minimum requirements for inclusion in the Index. The Index reflects actual fees and expenses charged by the hedge funds included in the index.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of common stock performance that includes 500 U.S. stocks representing all major industries. Returns are denominated in USD and include dividends. The index returns are provided by Bloomberg.

The volatility of the indices presented may be materially different from that of the performance of the Fund and the Similar Funds. In addition, the indices employ different investment guidelines and criteria than the Fund and the Similar Funds; as a result, the holdings in the Fund and the Similar Funds may differ significantly from the securities that comprise the indices. The indices allow for comparison of the Fund’s and the Similar Funds’ performance with that of well-known, appropriate, and widely recognized market indices; the market indices are not intended to be reflective or indicative of the Similar Funds’, the Fund’s or the Master Fund’s performance. A summary of the investment guidelines for the indices presented are available upon request.

Maximum Drawdown: Reflects the maximum amount that a fund has lost from its peak. A fund is said to be “underwater” when the net asset value (NAV) is less than peak NAV. A peak occurs when the NAV reaches a new high and a drawdown ends when the NAV stops declining (reaches a trough). The size of a drawdown is one indication of an investment’s financial risk and is usually quoted as a percentage of performance between NAV peak and trough.

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Sharpe Ratio: Measures risk-adjusted return as a ratio of returns to risk. The Sharpe ratio (i) is used to express how much return is achieved for the amount of risk taken in an investment and (ii) may be used to compare hedge funds with similar return characteristics. The higher a Sharpe ratio, the less risk is taken per unit return. The Sharpe ratio formula is the (investment return less the risk free return) divided by the standard deviation of the investment.

Standard Deviation: Standard deviation is a measure of volatility, or how far returns stray from the mean. It is a historical measure of the variability of return earned by an investment. The higher the standard deviation, the larger the variance of returns and the greater the financial risk. Low volatility means the returns are tightly clustered around the mean return and higher volatility means the returns are dispersed at greater distances from the mean.

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THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JUNE 19, 2013

PROSPECTUS

BLACKSTONE ALTERNATIVE ALPHA FUND II

Advisor Class II shares of beneficial interest

[June     , 2013]

Blackstone Alternative Asset Management L.P. (“BAAM”)

Investment Manager

Blackstone Alternative Alpha Fund II (the “Fund”) is a recently formed Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund intends to pursue its investment objective by investing substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund. The Master Fund in turn intends to invest its assets, directly or indirectly, in investment partnerships, managed funds, and other investment funds, which may include investment funds commonly referred to as “hedge funds” (collectively, “Investment Funds”), managed by outside parties, that invest in or trade in a range of investments that is without limit but may include equities and fixed income securities, currencies, derivative instruments (including, but not limited to, futures and forward contracts, swaps, and call and put options), and commodities. See “Investment Objective and Strategies” below. The Investment Funds in which the Master Fund invests are subject to special risks. See “Risks Arising from Investment Activities of the Investment Funds.” Through its investment in the Master Fund and the Master Fund’s investment in Investment Funds, the Fund could be considered to be the type of fund commonly referred to as a “fund of hedge funds.”

The Fund’s shares of beneficial interest (the “Shares”) will be offered in multiple classes. This Prospectus applies only to the offering of Advisor Class II Shares (“Advisor Class II Shares”). Advisor Class II Shares will be offered during an initial offering period at the offering price, which is $1,000 per share, and they are expected to be offered on a continuous basis thereafter at net asset value per share, as described in this Prospectus. The Fund will not commence investment operations until the termination of the initial offering period. The Fund has registered under the Securities Act of 1933, as amended, $250,000,000 in Shares for sale under the registration statement to which this Prospectus relates. No person who is admitted as a shareholder of the Fund (an “Investor”) will have the right to require the Fund to redeem any Advisor Class II Shares and the Advisor Class II Shares will have very limited liquidity, as described in this Prospectus.

	Price to Public	Proceeds to the Fund(2)
Per Advisor Class II share(1)	At Current NAV	Amount Invested at Current NAV
Total	Up to $250,000,000	Up to $250,000,000(3)

(1)

The Advisor Class II Shares will be offered during an initial offering period at the offering price, which is $1,000 per share, and they are expected to be offering on a continuous basis thereafter at the then current net asset value (“NAV”) per share, which will vary. The Advisor Class II Shares are not subject to a sales load. The initial offering period is scheduled to terminate on or about August 1, 2013, or such earlier or later date as the Fund’s Board of Trustees may determine. The Fund will not commence investment operations until the termination of the initial offering period. See “Subscription for Shares – The Offering” below.

(2)

The Fund estimates that the combined organizational and initial offering costs of the Fund will equal approximately $388,000. These expenses will be paid initially by BAAM. The Fund has agreed to repay these amounts, when and if requested by BAAM, but only if and to the extent that the Fund’s Specified Expenses (and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% (annualized) during the three year period ending March 31, 2016. See “Management of the Fund – Expense Limitation Undertaking” below.

(3)	Total proceeds to the Fund assume the sale of all Shares registered under this registration statement.

Blackstone Advisory Partners L.P. (the “Distributor”) acts as the distributor for the Advisor Class II Shares and serves in that capacity on a best efforts basis, subject to various conditions.

If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund, as amended from time to time (the “Declaration of Trust”).

Investments in the Fund may be made only by “Eligible Investors” as defined in this Prospectus. See “Subscription for Shares—Eligible Investors.”

Investment in the Fund involves a high degree of risk and should be considered a speculative investment that entails substantial risks, including but not limited to:

•	Loss of capital.

•	The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop.

•	The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust.

•

Although the Fund may offer to repurchase Shares (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund.

•

Unlike open-end management investment companies (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an Investor’s option. As a result, an Investor may not be able to sell or otherwise liquidate his or her Shares. See “Risks Associated with BAAM and the Operation of the Fund – Liquidity Risks.”

•	The Fund invests in the Master Fund as part of a master-feeder arrangement in which the Fund and the Master Fund are separate closed-end funds. The Fund is not a separate series of the Master Fund.

•	The Shares are appropriate only for Investors who can tolerate a high degree of risk and do not require a liquid investment.

•	The Investment Funds in which the Master Fund invests may pursue various investment strategies and are subject to special risks.

•	Investment in the Shares is speculative and there is no guarantee that the Fund will achieve its investment objective.

This Prospectus sets forth concisely information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated [June     , 2013], has been filed with the U.S. Securities and Exchange Commission (“SEC”). The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 69 of this Prospectus. You can request a copy of the SAI, and the Fund’s annual and semi-annual reports (when they are available), without charge by writing to or calling Citi Fund Services Ohio, Inc., the Fund’s transfer agent (the “Transfer Agent”) at 1-888-386-9490. You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You can obtain the SAI, material incorporated by reference herein and other information about the Fund, on the SEC’s website (http://www.sec.gov). Additionally, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund may be found under “Closed-End Funds” on BAAM’s website (http://www.blackstone.com) (click on the “Our Businesses” tab). This reference to BAAM’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate BAAM’s website into this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No broker-dealer, salesperson, or other person is authorized to give an Investor any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.

There is no minimum number of Shares (by all Investors in aggregate) required to be purchased in the initial offering or any subsequent offering. Amounts received from potential Investors in the Fund will be held in a non-interest bearing escrow account pending the admission of Investors to the Fund.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective Investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective Investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus is [June     , 2013].

BLACKSTONE ALTERNATIVE ALPHA FUND II

Advisor Class II Shares

Summary of Terms

This is only a summary and does not contain all of the information that a prospective Investor should consider before investing in the Advisor Class II Shares of Blackstone Alternative Alpha Fund II (the “Fund”). Before investing, a prospective Investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective Investor.

The Fund:

Blackstone Alternative Alpha Fund II is a newly formed Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund intends to invest substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”).

The Fund is offering shares of beneficial interest (the “Shares”). The Fund has been granted exemptive relief permitting it to offer multiple classes of shares with different terms and conditions. This Prospectus offers only Advisor Class II Shares. The fees and expenses of other classes of Shares may vary from those of the Advisor Class II Shares (which may affect performance) and will be offered under a different prospectus or prospectuses. All Advisor Class II Shares will be sold in large minimum denominations solely to high net worth individual and institutional investors, and will be restricted as to transfer. (See “Subscription For Shares.”)

The Master Fund:

Blackstone Alternative Alpha Master Fund is a Massachusetts business trust that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund has the same investment objective and substantially the same investment policies as the Fund. The Master Fund may have investors in addition to the Fund from time to time that may (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Fund.

Investment Objective:

The Fund’s (and the Master Fund’s) investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. There can be no assurance that the Fund (or the Master Fund) will achieve its objective. The investment objective is not fundamental and the Fund’s board of trustees (the “Board” or the “Board of Trustees” and each member, a “Trustee”) may change the Fund’s (or the Master Fund’s) investment objective without shareholder (“Investor”) approval.

Investment Strategy:

Through its investment in the Master Fund, the Fund is a “fund of funds” that provides a means for investors to participate in investments in various Investment Funds (as defined below). The Master Fund pursues its investment objective by investing, directly or indirectly through the Subsidiary (as defined below), in non-traditional or “alternative” strategies by investing in investment partnerships, managed funds, and other investment funds, which may include investment funds commonly referred to as “hedge funds” (“Investment Funds”), generally managed by outside parties (the “Portfolio Managers”), that invest in or trade in a range of investments that is without limit but may include equities and fixed income securities, currencies, derivative instruments (including, but not limited to, futures and forward contracts, swaps, and call and put options), and commodities. Although the Master Fund will obtain exposure to a variety of alternative strategies, it expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies. See “Investment Objective and Strategies.” In addition, the Master Fund may, under limited circumstances, invest or trade, directly in securities and financial instruments for hedging purposes and/or pursuant to investment advice of discretionary or non-discretionary managers (as defined below).

Through its investment in the Master Fund, the Fund offers its shareholders (“Investors”) the following potential features: the spreading of risk across a number of investment strategies, Portfolio Managers, Investment Funds, and markets; professional identification, researching, interviewing, evaluation, selection, and monitoring of the services of a select group of non-traditional asset fund managers; the ability to invest with Portfolio Managers who may be generally unavailable to new investors or who require a minimum account size that is higher than most individual investors would be willing or able to commit to; and administrative convenience.

The Master Fund may invest a portion of its assets (but not more than 25%) in a wholly-owned and controlled subsidiary (the “Subsidiary”) of the Master Fund formed under the laws of the Cayman Islands. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. BAAM expects to invest the Subsidiary’s assets in various Investment Funds.

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of borrowings (if any) for investment purposes, will be invested, directly or indirectly through the Subsidiary, or held pending investment in, Investment Funds.

Risk Factors:

An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Risks of investing in the Fund include:

•        Investors may lose capital.

•        The Fund is newly formed and has no operating history, and the Master Fund is recently organized and has limited operating history. The Portfolio Managers, in some cases, also may be newly organized or have only limited operating histories upon which their performance may be evaluated.

•        It is expected that Investors in Advisor Class II Shares will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level) and a single layer of incentive fees (at the Investment Fund level); Advisor Class II Shares also directly pay an ongoing asset-based service fee. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. Expenses exist at the Fund level, the Master Fund level and the Investment Fund level.

•        Shares will not be traded on any securities exchange or other market and are subject to restrictions on transfer.

•        The Master Fund’s, and therefore the Fund’s, performance depends upon the performance of the Portfolio Managers and selected strategies, the adherence by the Portfolio Managers to their selected strategies, the instruments used by the Portfolio Managers, and BAAM’s ability to select Portfolio Managers and strategies and to successfully allocate Master Fund assets among the Portfolio Managers.

•        Identifying the appropriate Portfolio Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that are identified as attractive opportunities.

•        BAAM will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect BAAM’s ability to accurately value the Master Fund’s shares. In most cases, BAAM has little or no means of independently verifying this information.

•        The Master Fund is classified as a “non-diversified” investment company. A non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers than a “diversified” fund. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

•        The net asset value of the Master Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Master Fund would realize on withdrawing its investments from the Investment Funds (as used herein, references to the withdrawal of an investment in an Investment Fund should be read to include a redemption of an investment in, or withdrawal from, an Investment Fund as appropriate in light of the organizational structure of the Investment Fund). This could adversely affect Investors whose Shares are repurchased as well as new Investors and remaining Investors.

•        Many of the Master Fund’s assets will be priced, in the absence of a readily available market, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to BAAM, and the price at which purchases and repurchases of Shares are made.

•        Investments in Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Master Fund or the Fund are repurchasing their shares. Some Investment Funds may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Master Fund, from time to time. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected.

•       The Master Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Master Fund’s initial investment in an Investment Fund. During this period, the Master Fund may not be permitted to withdraw its investment or only may be able to do so with payment of a fee.

•        Certain Investment Funds may invest a portion of their assets in investments that the Portfolio Managers believe are illiquid, lack a readily assessable market value, or should be held until the resolution of a special event or circumstance (“Special Investments”). Investment Funds generally are permitted to make payment to withdrawing investors in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Master Fund may receive an in-kind distribution of investments, including Special Investments, that are illiquid or difficult to value. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected. In addition, the Fund and Investors could receive distributions in-kind of Special Investments or other investments that are illiquid and difficult to value.

•        Investment Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Master Fund will not be able to avail itself of the protections of the 1940 Act.

•        Investors in the Fund will have no right to receive information about the Investment Funds or Portfolio Managers, and will have no recourse against Investment Funds or their Portfolio Managers.

•        Portfolio Managers may use proprietary investment strategies that are not fully disclosed to BAAM, and which may involve risks under some market conditions that are not anticipated by BAAM.

•        Portfolio Managers may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative.

•        Portfolio Managers may make investment decisions which conflict with each other; for example, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

•        Investors may be exposed to significant indirect indemnification obligations to the Investment Funds, their Portfolio Managers and their third party service providers.

•        Individual Portfolio Managers may invest in highly speculative strategies, which involve significant risk of loss, including, but not limited to, selling securities short, focusing investments in foreign currencies, focusing on emerging markets or investing solely in volatile industry sectors, among others.

•        Portfolio Managers may change their investment strategies (i.e., may experience “style drift”) at any time. Style drift among Portfolio Managers may impair BAAM’s ability to construct and monitor the Master Fund’s portfolio.

•        Portfolio Managers may invest without limitation in restricted and illiquid securities.

•        Portfolio Managers may invest in below-investment grade debt (so-called “junk bonds”).

•        Portfolio Managers may invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic changes.

•        Portfolio Managers may seek to profit from the occurrence of specific corporate events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Investment Funds’ performance.

•        Portfolio Managers may seek to predict the direction of complex markets, including international securities, foreign currencies, and commodities and may use highly volatile futures contracts and other derivative instruments which may magnify the potential volatility of the Shares.

•        Portfolio Managers may use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors.

•        Performance fees charged by Portfolio Managers may create incentives for Portfolio Managers to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains.

•        Portfolio Managers may focus on a particular industry or industries, which may subject its Investment Fund to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•        Portfolio Managers may focus on securities of non-U.S. issuers, including those located in developing countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

•        Investment Funds may have a high portfolio turnover rate which may result in higher brokerage commissions and, therefore, lower investment returns.

•        Portfolio Managers may use derivatives (including, but not limited to, futures and forward contracts, swaps, and call and put options) for hedging and non-hedging purposes; derivatives can be volatile and illiquid, can be subject to counterparty credit risk, and may entail investment exposure greater than their notional amount.

•        BAAM may have conflicts of interests which could interfere with its management of the Fund. Investments made on behalf of other clients of BAAM may restrict the Master Fund’s ability to purchase or sell certain Investment Funds under applicable law.

•        A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. A Portfolio Manager’s use of short sales, in certain circumstances, can result in significant losses.

•        The Investment Funds’ portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Portfolio Managers at substantial discounts or losses.

•        As described in this Prospectus, the Master Fund may borrow money (or use leverage) to fund investments in Investment Funds, to satisfy repurchase requests and to obtain investment exposure to various markets or investment styles, which could magnify significantly the potential volatility of the Shares. Although BAAM does not generally intend to operate the Master Fund on a leveraged basis, under some circumstances the Master Fund could be leveraged for an extended period of time.

•        The Master Fund may invest in put options or utilize futures contracts, both of which can be illiquid and subject the Master Fund to counterparty credit risk.

•        The Master Fund intends to purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Master Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Master Fund will not be able to vote to the full extent of its economic interest on matters that require the approval of investors in each Investment Fund, including matters that could adversely affect the Master Fund’s investment.

•        By investing in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as expected and could adversely affect the Master Fund.

•        It may be difficult for the Fund to satisfy the 90% gross income, diversification, and distribution requirements for treatment as a regulated investment company under the Internal Revenue Code (described below), including because of uncertainty with respect to the application of some of the rules to the Fund’s or the Master Fund’s investments. The Fund would almost certainly be unable to satisfy the requirements for treatment as a regulated investment company if the Master Fund were to fail to meet those requirements. Failure to satisfy any one of these requirements could subject the Fund and/or the Master Fund to excise taxes and regular corporate income taxes.

•        The Master Fund’s intention to qualify as a regulated investment company may in some cases prevent it from taking advantage of attractive investment opportunities or may force it to liquidate investments at disadvantageous times or prices.

An investment in the Fund should be considered a speculative investment that entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

See “Risks.”

Investment Manager (BAAM):

The Blackstone Group L.P. (“Blackstone”), founded in 1985, is one of the world’s leading investment and advisory firms. BAAM, the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. BAAM, a Delaware limited partnership and registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment manager for the Fund and the Master Fund. BAAM is located at 345 Park Avenue, 28th Floor, New York, New York 10154.

BAAM advises many of the world’s largest and most sophisticated investors, including corporate, public and union pension funds, as well as sovereign wealth funds, central banks, insurance companies, high net worth individuals, family trusts, and other institutional investors. As of May 1, 2013, BAAM had approximately $49 billion (unaudited) in assets under management. For more information regarding BAAM, see “Management of the Fund—BAAM.”

Each investment with a hedge fund manager is the culmination of BAAM’s investment decision-making process, which is based on rigorous evaluations (incorporating, among other things, in-person meetings and assessments) of portfolio managers, a top-down assessment of opportunities across market sectors, and a bottom-up approach to portfolio construction.

BAAM and its affiliates, their individual members and employees, and funds and accounts managed by any of them currently maintain significant proprietary investments, totaling approximately $1.4 billion as of May 1, 2013, in privately offered funds that have substantially similar investment strategies to the Fund.

Conflicts of Interest:

BAAM devotes to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s activities. Investment activities by BAAM, including the establishment of other investment funds and the provision of advisory services to discretionary or non-discretionary separate accounts, may give rise to conflicts of interest. BAAM and its affiliates may also engage in business activities unrelated to the Fund that create conflicts of interest. See “Conflicts of Interest.”

Management Fee:

In light of BAAM’s arrangements with the Master Fund and the fact that the Fund will seek to achieve its investment objective by investing substantially all of its assets in the Master Fund, BAAM will not charge the Fund a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and Master Fund. On a quarterly basis the Master Fund will pay BAAM a management fee (the “Management Fee”) in arrears that will accrue monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to any purchases or repurchases of Master Fund shares or any distributions by the Master Fund.

Investor Eligibility:

Advisor Class II Shares will be sold only to persons who are “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). These persons are referred to as Eligible Investors in this Prospectus. See “Subscription for Shares—Eligible Investors.”

If they are accredited investors, tax-exempt entities, including investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including employee benefit plans, individual retirement accounts (each an “IRA”), and 401(k) and Keogh Plans, may purchase Advisor Class II Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, BAAM will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes an Investor, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

Clients of Eligible Financial Intermediaries may generally invest in Advisor Class II Shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Advisor Class II Shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums. In addition, investors may, under certain circumstances, be able to purchase Advisor Class II Shares directly from the Fund.

Minimum Investment:

The minimum initial investment in the Fund by an investor is $50,000, and the minimum subsequent investment in the Fund by an investor is $10,000. However, the Fund may waive these requirements in its sole discretion.

Subscription for Shares:	Advisor Class II Shares are being offered during an initial offering period that is scheduled to terminate on or about August 1, 2013, or such earlier or later date as the Board may determine. During the initial offering period, the Advisor Class II Shares will be offered at the offering price, which is $1,000 per share. Advisor Class II Shares subscribed for during the initial offering period will be sold as of August 1, 2013 (or another date established by the Board). The Fund will not commence investment operations until the termination of the initial offering period. The Advisor Class II Shares are expected to be offered thereafter on a continuous basis with monthly opportunities for purchases at net asset value per share, as described in this Prospectus. Consult with your selling agent to determine if the initial offering period has terminated. The Fund, in the discretion of the Fund’s Board, may sell Advisor Class II Shares to new investors and may allow existing Investors to purchase additional Advisor Class II Shares, generally as of the first Business Day (a “Business Day” is any day on which the New York Stock Exchange is open for business, and any other day so designated by the Board in its sole discretion) of each month.

During the initial and continuous offerings, the full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the date as of which Advisor Class II Shares are to be issued (the “Effective Date”). Advisor Class II Shares purchased after the initial offering period will be issued at net asset value per share as of the Effective Date. Notice of each Advisor Class II Share transaction will be furnished to Investors (or their financial representatives) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Advisor Class II Shares generally will be available within 30 days after the Effective Date; at that time, the number of Advisor Class II Shares based on that net asset value and each Investor’s subscription amount will be determined and credited to the Investor’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Each prospective Investor must complete the subscription documents, in which the investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent generally must receive the executed subscription documents at least five Business Days before the date as of which Advisor Class II Shares are to be issued.

However, in the Fund’s or BAAM’s discretion, subscription documents received after this deadline may be accepted. For more information regarding minimum investments, see “Subscription for Shares—The Offering.”

Distributor:

The Distributor acts as the distributor of the Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Advisor Class II Shares are not subject to a sales load. The Fund may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.

In addition, BAAM and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Shares or the servicing of Investor accounts.

Distributions; Automatic Dividend Reinvestment Plan:

The Fund pays dividends at least annually in amounts representing substantially all of the net investment income of the Fund, if any, earned each year. The Fund pays substantially all net realized capital gain to Investors at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares unless an Investor “opts out” (elects not to reinvest in Advisor Class II Shares) or is otherwise ineligible. Investors may opt out by indicating that choice on the subscription documents. Investors may also change their election at any time by contacting the Administrator (as defined below). Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last Business Day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions.

Fund Expenses:

The Fund will bear its own expenses, including but not limited to fees and expenses paid to the Administrator and the custodian; fees and expenses for accounting, brokerage, custody, transfer, registration, insurance, interest, finder’s, its Board of Trustees, legal services, audit services, tax preparation, investment banking, consulting, risk management, research, investment-related due diligence (including related travel) and indemnification; certain technology costs including hardware and software; consulting fees related to the portfolio management and risk management of the Fund; tax and other operational expenses, such as broker-dealer expenses; and extraordinary expenses. The Fund will bear indirectly its pro rata share of the Master Fund’s expenses. The Fund also will bear the expenses incurred in connection with the organization of the Fund and in the offering and sale of its Shares and, indirectly, the costs associated with the organization of the Master Fund and other expenses of the Master Fund, including the Management Fee. As described below under “Management of the Fund—Management Agreement,” BAAM has contractually agreed to waive its fees and/or reimburse expenses of the Fund to limit the amount of the Fund’s “Specified Expenses” (as defined below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses), subject to recapture by BAAM if the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) subsequently fall below 0.35% (annualized) within the three year period after BAAM bears the expense.

Master Fund Expenses:

The Master Fund will bear its own fees and expenses, including the Management Fee. It also pays fees and expenses incidental to the purchase, holding and sale of interests in, and bears a pro rata share of the fees, including, but not limited to, any commitment fees, and expenses of, any Investment Fund and recurring investment expenses, including custodial costs, brokerage costs and interest charges with respect to investments and any other expenses which the Board of Trustees determines to be directly related to the investment of the Master Fund’s assets, including investment-related due diligence expenses (including, but not limited to, travel expenses). These expenses are indirectly borne, on a pro rata basis, by the Fund, and therefore also by the Investors.

Repurchases:

The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be available only through limited tender offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks.”

No Investor will have the right to require the Fund to redeem Shares and you will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. However, the Fund may from time to time offer to repurchase a portion of its outstanding Shares pursuant to written tenders by Investors.

Repurchases will be made at such times and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Investors, the Board of Trustees will consider the recommendations of BAAM. BAAM expects that it will recommend to the Board of Trustees that the Fund’s initial Tender Valuation Date (as defined below) be December 31, 2013. Thereafter, BAAM expects that it will generally recommend to the Board of Trustees that the Fund offer to repurchase a portion of the Shares from Investors four times each year, effective March 31, June 30, September 30 and December 31. The Board of Trustees will typically consider the following factors, among others, in making this determination: (i) whether any Investors have requested that the Fund repurchase their Shares; (ii) the liquidity of the Master Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

The Fund generally will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares at or around the same time. It is anticipated that each repurchase offer of the Fund will extend only to a specified portion of the Fund’s net assets (generally, 5–25% of the Fund’s net assets), based upon, among other things, the liquidity of the Master Fund’s assets. Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Shares on the first Business Day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

The Fund may effect a compulsory repurchase of all or a portion of an Investor’s Shares if the Board deems it advisable to do so. See “Repurchases and Transfers of Shares—Forced Redemption.”

The Fund’s repurchase offers are subject to additional terms, conditions, and restrictions. For more information concerning repurchases, see “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks” and “Repurchases and Transfers of Shares.”

Although the Fund intends to engage in periodic repurchases as described herein, no assurances can be given that such repurchases will occur or that any shares you tender will be repurchased. In the event that the Fund does not at least once during any 24-month period beginning after January 1, 2014 offer to repurchase any of the Shares tendered in accordance with the procedures determined by the Board from time to time, the Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved.

Transferability of Shares:

There is no market for Shares and none is expected to develop. Shares are not assignable or transferable without the prior written consent of the Fund, which may be granted or withheld in its sole discretion. Transfers of Shares effected without compliance with the Declaration of Trust will not be recognized by the Fund.

Valuations:

The Administrator will value the Fund’s assets as of the close of each fiscal period, which generally is expected to be the close of business on the last Business Day of each month, in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and procedures established by the Board of Trustees. The Board may, however, in its sole discretion, elect to use any other period as a fiscal period, and may elect to determine the Fund’s net asset value at any other time. The Fund expects that, in most cases, the Fund will value its assets in accordance with valuations reported by the Master Fund, which in turn will, in most cases, value its assets in accordance with valuations reported by the Portfolio Manager, although the Fund and the Master Fund will have discretion to use other valuation methods. The Administrator and BAAM may not have the ability to assess the accuracy of valuations reported by Portfolio Managers. Also, valuations will be reported to the Master Fund based on interim unaudited financial records of Investment Funds, and will be estimates subject to adjustment. See the section entitled “Determination of Net Asset Value” for more information.

Summary of Tax Matters:

The Fund intends to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to so qualify and be eligible, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements (described below). The Fund also currently expects that the Master Fund will satisfy the requirements to qualify and be eligible to be treated as a RIC. There can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

The Fund will invest substantially all of its assets in the Master Fund, and if the Master Fund were to fail to satisfy the diversification, 90% gross income, or distribution requirement and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement. It may be difficult for the Master Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of the requirements to the Master Fund’s investments. As a result, there can be no assurance that the Fund or the Master Fund will be able to qualify for or maintain its status as a RIC. Failure to qualify for or maintain such status could subject the Fund or the Master Fund to regular corporate income taxes.

The Master Fund will invest in Investment Funds that qualify as PFICs (described below), controlled foreign corporations (described below), or partnerships for U.S. federal income tax purposes. Investments of this type will likely require the Master Fund to recognize income or gain in excess of any cash it receives. Thus, to the extent the Master Fund makes such investments, it may be required to sell assets, potentially including such investments, possibly when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), in order to generate the cash necessary to make the distributions required to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in this regard.

Under the Automatic Dividend Reinvestment Plan (described below), Investors may elect to have their dividends on Advisor Class II Shares reinvested in Advisor Class II Shares. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend, as defined below) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

Reports:

The Fund will distribute a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period. Any Investor may request from the Administrator an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Borrowings:

Subject to limitations imposed by the 1940 Act, the Fund and Master Fund (as applicable) may borrow money from time to time. The Fund and Master Fund (as applicable) currently intend (including during their first year of operations) to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing shares of the Fund/Master Fund in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) making any investments in Investment Funds prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments) and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. Although BAAM does not generally intend to operate the Master Fund on a leveraged basis (including during its first year of operations), under some circumstances the Master Fund could be leveraged for an extended period of time. See “Risks Associated With BAAM and the Operation of the Fund—Borrowing by the Fund; Investments are Leveraged.”

Exculpation, Indemnification, etc.

Under each of the Fund’s and the Master Fund’s Declaration of Trust, each of the Fund and the Master Fund has agreed to indemnify each member of its Board of Trustees and its officers (including such persons who serve at the Fund’s or the Master Fund’s request as directors, officers, members, partners, or trustees of another organization in which the Fund or the Master Fund, as applicable, has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit, or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

Term:

The Fund will continue indefinitely until the Board determines that it is in the best interests of the Fund to cease operations permanently or the Fund is terminated pursuant to the terms of the Declaration of Trust.

Administrator:

Each of the Fund and the Master Fund has entered into a separate administration agreement (each, an “Administration Agreement”) with Citi Fund Services Ohio, Inc. (the “Administrator”). The Administrator and/or its affiliates are responsible for certain matters pertaining to the administration of the Fund and the Master Fund, including: (a) maintaining corporate and financial books and records of the Fund and the Master Fund, (b) providing administration services, and (c) performing other accounting and clerical services necessary in connection with the administration of the Fund and the Master Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies.

Distributor:	Blackstone Advisory Partners L.P.

Transfer Agent:	Citi Fund Services Ohio, Inc.

Independent Registered Public Accounting Firm:	Deloitte & Touche LLP

Custodian:

Citibank, N.A. (the “Custodian”) acts as custodian to the Fund and the Master Fund pursuant to agreements between the Custodian and each of the Fund and the Master Fund. In furtherance of its duties to the Fund, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Fund.

Fiscal Year:	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

Summary of Fees and Expenses

This table describes the combined fees and expenses of the Fund and the Master Fund that you will incur (directly or indirectly) if you buy and hold Advisor Class II Shares. Because the Fund has no operating history, many of these expenses are estimates. The direct and indirect expenses associated with investing in a “fund of funds,” such as the investment program provided by the Fund and the Master Fund, are generally higher than those of other types of funds that do not invest primarily in other investment funds. This is because of the expectation that Investors in the Fund will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level), a single layer of incentive fees (at the Investment Fund level), and other expenses at the Fund level, the Master Fund level and the Investment Fund level. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. The fees and expenses charged at the underlying fund level are estimated in the table below under the caption “Acquired Fund Fees and Expenses.” Investors in the Fund will bear indirectly fees and expenses of the Master Fund and fees and expenses of the Investment Funds, both of which are reflected in the following table and the examples below. The Investment Fund fees are described below in the section “Risks Associated with BAAM and the Operation of the Fund—Duplicative Payments and Expenses.”

Shareholder Transaction Expenses:

Maximum Sales Load (as a percentage of the offering price)(1)	None

Maximum Repurchase Fee(2)	2.00%

Annual Expenses (as a percentage of net assets of the Fund attributable to Advisor Class II Shares):

Management Fee(3)	1.25%

Other Expenses(4)	0.32%

Service Fee(5)	0.25%

Acquired Fund Fees and Expenses(6)	5.83%

Total Annual Expenses	7.65%

Fee Waiver and/or Expense Reimbursement(7)	0.00%

Total Annual Expenses After Fee Waiver/Expense Reimbursement	7.65%

(1)

The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Fund may be offered through other brokers or dealers (selling agents) that have entered into selling agreements with the Distributor.

(2)

Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

(3)

The management fee is payable by the Master Fund, but will be borne indirectly by Investors as a result of the Fund’s investment in the Master Fund. The Fund’s contractual investment management fee rate under its investment management agreement (the “Investment Management Agreement”) with BAAM is 1.25%; however, pursuant to its Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by BAAM to the Fund and the Master Fund.

(4)

“Other Expenses” are estimated based on Fund net assets of $200 million and anticipated expenses for the first year of the Fund’s operations and the Fund’s pro rata share of the Master Fund’s anticipated expenses during the first year of the Fund’s operations, and includes professional fees and other expenses, including, without limitation, offering costs, administration fees, investor servicing fees, custody fees, trustee fees, insurance costs, financing costs (resulting from credit facilities used as bridge financing for portfolio management purposes, not to leverage investments) and other expenses that the Fund will bear directly and indirectly through the Master Fund.

(5)

Advisor Class II Shares pay the Distributor an ongoing fee (the “Service Fee”) at an annualized rate of 0.25% of the average net assets of the Fund for services provided to Investors (such as responding to inquiries from Investors and providing Investors with information about their investments in the Fund). The Distributor may pay all or a portion of the Service Fee to the selling agents that provide personal services to Investors. The Fund operates pursuant to an exemptive request that it has been granted by the Financial Industry Regulatory Authority (“FINRA”). Pursuant to this exemption, the ongoing Service Fee payments made by the Fund are governed by FINRA Rule 2830. This is the rule that governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies. See “Subscription for Shares – Distribution Arrangements” below.

(6)

Includes estimated fees and expenses of the Investment Funds in which the Master Fund intends to invest based upon estimated net assets of the Master Fund of $300 million. Some or all of the Investment Funds in which the Master Fund intends to invest charge incentive fees or allocations based on the Investment Funds’ earnings. The Investment Funds in which the Master Fund intends to invest generally charge between 10% and 30% of net profits as an incentive fee or allocation. The fees and expenses in the table above were estimated by incorporating actual historical management fees and fund expenses and by applying actual incentive fee rates to the realized fund performance as included in the audited financial statements for the most recent fiscal year for each of the Investment Funds in which the Master Fund intends to invest. Actual such amounts incurred by the Master Fund may be substantially higher or lower because the performance of the Investment Funds may fluctuate and the Master Fund may invest in different Investment Funds from time to time.

(7)

Through March 31, 2016, BAAM has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s “Specified Expenses” including the Fund’s pro rata share of the Master Fund’s Specified Expenses will not exceed 0.35% (annualized). The Fund has agreed to repay these amounts, when and if requested by BAAM, but only if and to the extent that Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% (annualized) within the three year period after BAAM bears the expense. This arrangement cannot be terminated prior to March 31, 2016 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund or Master Fund with the exception of (i) the Management Fee; (ii) the Distribution and/or Service Fee (as applicable), (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). See “Management of the Fund—Expense Limitation Undertaking” below.

Example:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$76.48	$241.09	$422.58	$961.82

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund.”

The “Example” is based on the expenses set forth in the table above and should not be considered a representation of the Fund’s future expenses. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase. Similarly, if the Investment Funds’ actual net rates of return exceed 5%, the dollar amounts could be significantly greater as a result of the Investment Funds’ performance-based fees.

Privacy Policy

This privacy policy sets forth BAAM’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective Investors and former investors of investment funds managed by BAAM. These policies apply to individuals only and are subject to change.

BAAM collects nonpublic personal information about Investors from the information it receives in subscription agreements and information relating to an Investor’s transactions with BAAM.

BAAM does not disclose any nonpublic personal information about the Investors to anyone other than (i) fund administrators and other service providers as necessary in order to service each BAAM Investor’s investment with BAAM, (ii) The Blackstone Group L.P. and its affiliates (collectively, “TBG”) in order to determine the Investor’s eligibility for services offered by TBG, and (iii) as permitted by law.

An Investor may limit the extent to which BAAM shares the Investor’s personal information with TBG by calling 1-888-386-9490. BAAM is required to share the Investor’s personal information with TBG in order to determine the Investor’s eligibility for investment services offered by TBG. However, BAAM still may share such personal information with TBG as necessary to service such Investor’s investment with BAAM or under other circumstances permitted by law. TBG also may market investment services to Investors where TBG has its own relationship with an Investor. Once an Investor has informed BAAM about his or her privacy preferences, they will remain in effect until the Investor notifies BAAM otherwise.

It also may be necessary under anti-money laundering and similar laws to disclose information about Investors in order to accept subscriptions from them. BAAM also will release information about Investors if compelled to do so by law in connection with any government request or investigation, or if any Investors direct BAAM to do so.

Information Safeguarding Policy

Except as otherwise expressly provided above, BAAM restricts access to nonpublic personal information about Investors to its employees and agents who need to know the information to enable BAAM to service the Investors. BAAM maintains physical, electronic and procedural safeguards to guard each Investor’s nonpublic personal information.

Use of Proceeds

The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund intends to invest substantially all of its assets in the Master Fund.

Although the Fund intends to invest substantially all of its assets in the Master Fund, it may withdraw from the Master Fund and may invest directly in Investment Funds under certain circumstances, including but not limited to circumstances in which investors other than the Fund acquire control of the Master Fund, in which case the Fund would be subject directly to the risks described in this Prospectus. See “Investment Objective and Strategies” and “Risks.”

Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund’s and the Master Fund’s investment objective and principal strategies, the Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, forward contracts, currency options and interest rate swaps, caps and floors for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date, or (vii) for any other reason that BAAM deems appropriate.

Investment Objective and Strategies

Investment Objective

The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund’s investment objective is not fundamental and can be changed by the Board of Trustees without shareholder approval.

Investment Strategy

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. The Master Fund generally intends to allocate its investments among a number of Portfolio Managers, Investment Funds, markets, trading styles, and asset categories to seek to produce attractive returns. In addition, the Master Fund may, under limited circumstances, invest or trade directly in securities and financial instruments for hedging purposes. There are no limitations on the amount of the Master Fund’s assets that BAAM may invest in any market, trading style, or asset category. However, the 1940 Act and the Code may impose limits and restrict BAAM’s ability to invest the Master Fund’s assets in any one Portfolio Manager or in any one Investment Fund.

The Master Fund’s principal investment strategy is to allocate its capital among a select group of independent managers whose investment strategies involve the application of non-traditional methods of investing. BAAM has managed “multi-manager” funds since 1990 and has developed a robust process for evaluating, selecting, and monitoring outside managers. BAAM devotes significant resources to its due diligence and evaluation efforts with the goal of identifying Portfolio Managers with investment styles and strategies that BAAM believes may assist the Master Fund and the Fund achieve their investment objectives. BAAM currently intends to generally consider the following factors as part of its Portfolio Manager screening process for the Master Fund, although the factors considered from time to time or with respect to any one or more Portfolio Managers may vary and may include only some or none of the factors listed below or other factors that are not listed below.

Attractive Long-Term Risk-Adjusted Investment Performance: BAAM seeks to choose non-traditional Portfolio Managers that it believes will produce attractive long-term risk-adjusted performance returns over a full market cycle.

Skilled Application of Non-Traditional Investment Techniques: BAAM believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. The Master Fund generally invests its funds with Portfolio Managers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

Opportunistic Approach to Investing: Among the Portfolio Managers sought out by the Master Fund are “opportunistic” managers who are willing to make substantial investments based on the direction the Portfolio Manager anticipates a particular market, markets or individual securities will take. In many cases, these managers make “directional investments” and frequently use substantial leverage to attempt to produce attractive returns. While the Master Fund expects periods when Portfolio Managers using non-traditional techniques will produce returns that greatly exceed the returns from more traditional investment strategies, the Master Fund also expects periods when such managers may produce significant losses and returns that fall short, in some cases significantly short, of those produced by more traditional approaches.

Clearly Defined Investment Philosophy: BAAM’s experience is that understanding a Portfolio Manager’s investment philosophy not only allows a better understanding of that Portfolio Manager’s expected rate of return, but it will also advance the Master Fund’s overall portfolio construction. Generally, the more clearly defined the investment philosophy, the more comfortable BAAM is with its decision to invest the Master Fund’s assets with a given Portfolio Manager.

Management Stability and Committed Investment Professionals: BAAM believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

Ongoing Monitoring: Once selected, the performance of each Portfolio Manager is regularly reviewed, and new Portfolio Managers are identified and considered on an on-going basis. In addition, the allocation of the Master Fund’s assets among Portfolio Managers, approaches and styles will be regularly monitored and, when required by performance results or changing economic conditions, adjusted.

The Master Fund intends to invest in specialist Investment Funds that pursue distinct investment strategies. Although the scope of Investment Funds’ strategies is wide and new strategies in which the Master Fund may invest may emerge in the future, the target strategies of the Master Fund presently include, but are not limited to, the following strategies. The Master Fund expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies (and in particular, equity long/short strategies).

Equity Long/Short Strategies: “Equity long/short,” also known as “equity hedge,” strategies combine core long and short positions in stocks, stock indices, or derivatives related to the equity markets. Equity long/short Portfolio Managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions. Equity long/short strategies may have particular areas of focus, such as, among others, the following:

Diversified Sector: Diversified sector equity long/short Portfolio Managers invest in a number of industry sectors.

Sector Specific: Sector specific equity long/short Portfolio Managers invest in specific industry sectors, such as, among others, technology, healthcare and financial industries.

Activist: Activist equity/long short Portfolio Managers invest in securities of companies which are the subject of company-specific or transaction-specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations, and share buybacks.

Additional Strategies: The Master Fund also currently intends to invest in Investment Funds that may invest in some or all of the equity long/short strategies described above and/or additional strategies such as, among others, one or more trading-oriented, event-driven and relative value strategies:

Trading-Oriented: Trading-oriented Portfolio Managers may use a variety of strategies, such as, among others, the following:

•

Macro: A global macro trading strategy involves investing in equity, fixed-income, foreign exchange or commodity markets around the world. Macro Portfolio Managers focus on underlying macroeconomic fundamentals in developing their investment theses. Monetary policy shifts, fiscal policy shifts, gross domestic product growth or inflation all may be considered in developing a market view. Portfolio Managers establish opportunistic long or short market positions to seek to benefit from anticipated market moves. Macro players tend to make significant use of derivatives and leverage.

•

Discretionary: A discretionary trading strategy is similar to a global macro strategy in that it involves constructing long and short market positions around fundamental macro-economic or technical views. The primary distinction is that this strategy tends to be more focused on one or two subsets of global capital markets. For example, a discretionary Portfolio Manager may focus on foreign exchange and bond trading in the Group of Ten (G10) markets. Other Portfolio Managers in this category may focus on less efficient markets, such as base metals, where they believe that it is possible to maintain an information edge over the market. Discretionary Portfolio Managers tend to make significant use of derivatives and leverage.

•

Systematic: This trading strategy generally involves the trading of listed financial or commodity futures and interbank currencies in markets around the world. Systematic Portfolio Managers tend to utilize sophisticated technical models to analyze price and market data to identify trends across a broad range of markets. Derivative instruments may be used by systematic Portfolio Managers to leverage their portfolios.

•

Emerging Markets: This strategy involves investment in the equity, fixed-income or currency markets of less developed countries. The liquidity and market capitalization of emerging markets is very limited. As a result, financial instruments in these markets tend to be correlated to each other. Short-term capital flows can be volatile and can cause emerging markets to move up together and, when flows reverse, to fall in unison. Governments in some emerging markets have manipulated markets to squeeze out short sellers, and have periodically imposed structural impediments to short selling. This can often make short selling difficult for Portfolio Managers who want to control downside risk in adverse market environments. As a consequence, most emerging market Portfolio Managers tend to have a long bias to equities. Investment Funds in the emerging markets trading category tend to make significant use of derivatives and leverage.

Event Driven. “Event driven” trading strategies seek to earn excess return through the purchase and sale of securities based on anticipated outcomes of company-specific or transaction-specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations, and share buybacks. Event Driven strategies include, among others, the following:

•

Risk (Merger) Arbitrage: Merger arbitrage Portfolio Managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the anticipated outcome of a potential merger.

•

Distressed Securities: Distressed securities Portfolio Managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related transactions).

•

High Yield: High yield Portfolio Managers generally invest in bonds and preferred securities offering a higher rate of interest or dividends and which are rated in lower rating categories by various credit rating agencies.

•

Special Situations: Special situations Portfolio Managers seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or a significant alteration in the company’s strategy or product mix.

Relative Value. Relative value includes a range of different investment strategies. These strategies focus on generating profits by exploiting the difference in price between related instruments (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Generally, relative value Portfolio Managers buy a position in one instrument and sell an equivalent amount of another instrument with the expectation, often based on mathematical analysis, that the prices of the two instruments are not only historically related but also that they have deviated from their historical trading patterns. Profits may be generated if this unusual price deviation diminishes, and the prices of the two related instruments return to their historical trading patterns. The Investment Funds may utilize, among others, the following relative value strategies:

•

Equity Market Neutral/Statistical Arbitrage: Equity market neutral strategies seek to generate profits through the successful selection of equity securities while reducing the effects of market-wide or, in some cases, industry or sector-wide price movements by simultaneously taking long and short positions in or with respect to “matched” equities in approximately equal volumes. Statistical arbitrage is a relative value, “systematic” (meaning largely automated) trading strategy that seeks to exploit short-term and long-term relationships among stock prices and volatility.

•

Long/Short Credit: Long/short credit strategies seek to generate profits through the successful selection of credit securities while reducing the effects of market-wide or, in some cases, industry or sector-wide price movements.

•

Convertible Arbitrage: Convertible arbitrage strategies generally involve the simultaneous purchase and short sale of issues of the same issuer. Often, the arbitrage involves the purchase of a convertible bond issued by the issuer and the short sale of that issuer’s common stock. Convertible bonds are vulnerable to market risk, and, as to the issuers of the bonds selected for investment, there is risk of bankruptcy or significant credit risk. Portfolio Managers may also seek to either hedge out or take on additional credit risk and interest rate risk.

•

Fixed Income Arbitrage: Portfolio Managers using fixed income arbitrage strategies analyze a variety of fixed income securities across several markets. These strategies seek to exploit pricing inefficiencies between related fixed income securities, while neutralizing exposure to interest rate risk. Losses may be incurred from spread positioning due to price differentials. Fixed income arbitrage Portfolio Managers tend to utilize significant amounts of leverage, take both long and short positions, and employ options, futures and other derivative strategies. Portfolio Managers using this strategy also may trade various mortgage securities. These securities and derivatives may further increase the leverage in the Investment Funds.

The descriptions above reflect BAAM’s current expectations regarding the strategies that will be used by the Investment Funds in which the Master Fund plans to invest. A Portfolio Manager has significant latitude when managing an Investment Fund it oversees and the Portfolio Manager could make changes to the strategy used by an Investment Fund, or the way the strategy is implemented, while the Master Fund is invested in the Investment Fund.

The Master Fund may invest a portion of its assets (but not more than 25%) in the Subsidiary. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. BAAM expects to invest the Subsidiary’s assets in various Investment Funds.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, forward contracts, currency options and interest rate swaps, caps, and floors for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date, or (vii) for any other reason that BAAM deems appropriate. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure. The Master Fund can use both European-style and American-style options. The Master Fund may purchase and sell both exchange-trade and over-the-counter options.

Non-Fundamental Investment Policy

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of any borrowings (if any) for investment purposes, will be invested, directly or indirectly through the Subsidiary, or held pending investment in, Investment Funds. The forgoing policy is not a fundamental policy and may be changed by the Board of Trustees of the Master Fund without the approval of any direct shareholders of the Master Fund or the approval of the Investors; however, the Master Fund and the Fund intend to provide Investors with at least 60 days’ written notice of any change to such policy.

Risks

The sources of risk and return may vary from strategy to strategy. If an investment strategy is included in the Master Fund’s portfolio, it may be represented by investments in more than one Investment Fund. The following descriptions of investment strategies and related risks are not intended to be complete explanations of the strategies described and the related risks, and do not include all possible investment strategies or methods that Investment Funds may use.

Investment in the Fund involves a high degree of risk. The Shares are suitable for investment only by sophisticated individuals and institutions for which an investment in the Fund does not represent a complete investment program and who fully understand and are capable of assuming the risks of an investment in Shares. The following considerations should be carefully evaluated before making an investment in Shares.

Investment and Trading Risks in General

All securities and related investments risk the loss of capital. No guarantee or representation is made that the Fund’s program will succeed. The Master Fund’s investment program includes investments in Investment Funds and the selection of Portfolio Managers to manage the Master Fund’s assets. These Portfolio Managers may utilize such investment techniques as short sales, substantial leverage, securities lending, investments in non-marketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, non-U.S. currency transactions and highly concentrated portfolios, among others, which could under certain circumstances magnify the impact of any negative market or investment developments. More specifically, BAAM seeks out Portfolio Managers who have demonstrated the ability, under certain conditions, to generate returns well in excess of those available from traditional investment opportunities. Many of these Portfolio Managers have also experienced substantial losses in the past over relatively short periods of time. See “Risks Associated With BAAM and the Operation of the Fund—Diversification” below.

General Economic and Market Conditions

The success of the Investment Funds’, and, therefore, the Fund’s, activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Investment Funds’ investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Investment Funds’ investments. Volatility or illiquidity could impair the Fund’s and the Investment Funds’ profitability or result in losses. The Investment Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation.

Systemic Risk

Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund, the Master Fund and the Investment Funds interact on a daily basis.

Risks Associated With BAAM and the Operation of the Fund

Diversification

The Master Fund is classified as a “non-diversified” investment company. A non-diversified fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. There are no limitations on the amount of the Master Fund’s assets that BAAM may invest in any market, trading style or asset category. However, the 1940 Act (as described below) and the Code (see “Tax Considerations” below) may impose limits and restrict BAAM’s ability to invest the Master Fund’s assets in any one Portfolio Manager or in any one Investment Fund. Notwithstanding the requirements of the 1940 Act and the Code, the Master Fund’s assets may have focused exposure to one or more particular Portfolio Managers and/or Investment Funds, asset categories, trading styles, or financial or economic markets. In that event, the Fund’s and the Master Fund’s portfolios will be more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of such particular Portfolio Managers, Investment Funds, asset categories, trading styles, or financial or economic markets, than a less focused portfolio would be. For instance, the Master Fund’s expected emphasis on Investment Funds employing equity-based strategies may make the Master Fund (and the Fund) more susceptible to fluctuations in value when economic or market conditions disfavor those strategies.

Although each Investment Fund will typically provide a measure of diversification through its own investment portfolio, to the extent the Master Fund’s assets are focused in a particular Investment Fund, asset category, trading style, or financial or economic market, the Fund’s and the Master Fund’s portfolios will then become more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of that particular Investment Fund, asset category, trading style, or financial or economic market.

The Fund and the Master Fund may invest all or a portion of their assets in cash, money market funds, fixed income securities and similar investments pending investment in Investment Funds or for temporary defensive purposes and to maintain liquidity.

Non-Voting Securities; Inability to Vote

Under the 1940 Act, if the Master Fund, together with other discretionary BAAM clients, owns 5% or more of the outstanding voting securities of an Investment Fund, the Investment Fund may be deemed to be an “affiliated person” of the Master Fund. If an Investment Fund is deemed to be an “affiliated person” of the Master Fund for purposes of the 1940 Act, limitations or prohibitions may be imposed on transactions between, on one hand, the Investment Fund and its affiliated persons and, on the other hand, the Master Fund and its affiliated persons, including potentially the Fund, BAAM, and other accounts managed by BAAM.

In order to avoid becoming subject to certain 1940 Act limitations and prohibitions with respect to affiliated transactions, which are designed to prevent over-reaching of a registered investment company, it is the Master Fund’s policy to limit its holdings to less than 5% of the outstanding voting securities of each Investment Fund in which it invests, absent an SEC order (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital to and from an Investment Fund in which it holds 5% or more of the outstanding voting securities will not be subject to various 1940 Act prohibitions on affiliated transactions. This limitation on owning voting securities is intended to prevent an Investment Fund from being deemed to be an “affiliated person” of the Master Fund for purposes of the 1940 Act. In accordance with this policy, BAAM will determine whether to invest the Master Fund (and the assets of other BAAM clients) in non-voting securities of an Investment Fund or to enter (on behalf of the Master Fund and other BAAM clients) into contractual arrangements to waive rights (if any) to vote for the election or removal of the Investment Fund’s directors (or rights considered equivalent to this under applicable SEC staff interpretations). The Master Fund’s waiver of voting rights will be irrevocable. Neither the Master Fund nor BAAM nor any other BAAM clients will receive any consideration in return for entering into a voting waiver arrangement.

The Master Fund intends to waive its voting rights of Investment Funds only pursuant to a negotiated, contractual agreement. BAAM will make the determination to waive voting rights pursuant to policies adopted by the Board. BAAM will report to the Board periodically regarding the implementation of the foregoing policy. BAAM will allocate the acquisition of voting and non-voting securities among its clients in a manner that is fair and equitable to all of its clients.

To the extent the Master Fund holds non-voting securities, it will not be able to vote on matters that require the approval of the interest-holders of the Investment Fund, including potentially matters adverse to the Master Fund’s interests. If the Master Fund’s ability to vote is limited, its ability to influence matters being voted on will be reduced relative to other investors (which may include other investment funds or accounts managed by BAAM). The absence of voting rights potentially could have an adverse impact on the Master Fund (and the Fund), although it is rare for Investment Funds to put matters to a vote of interest-holders and, when they do, the types of matters put to a vote are generally expected not to be important to the Master Fund’s primary purpose of investing in the Investment Fund, which is to gain exposure to the returns offered by that particular Investment Fund’s investment program.

There are statutory tests of affiliation other than owning 5% of the voting securities of an issuer (such as on the basis of control or, under certain circumstances, the aggregate size of investments by the Master Fund and other discretionary BAAM clients in an Investment Fund and/or its affiliates), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Master Fund and an Investment Fund may, among other things, potentially be subject to the limitations or prohibitions of Section 17 of the 1940 Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

The Master Fund may determine not to invest in, to limit its investments in, or to withdraw all or a part of its investment in, an Investment Fund in order to comply with applicable statutory limitations or prohibitions, as discussed in the previous paragraph. See “Conflicts of Interest—Other Activities of Blackstone, BAAM and its Affiliates.”

Lack of Operating History

The Fund is newly formed and has no operating history, and the Master Fund is a recently formed entity and has only limited operating history upon which investors can evaluate its performance. As discussed above, BAAM is responsible for managing the Fund’s and the Master Fund’s investment portfolios and has substantial experience in managing investments and private investment funds. In addition, the Master Fund generally intends to invest primarily with Portfolio Managers that have established track records and BAAM may utilize the services of consultants with substantial experience in providing investment research, analytical data and due diligence services relating to investments in private investment funds.

Liquidity Risks

Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, no assurance can be given that these offers or repurchases will occur and an Investor may not be able to liquidate its Shares for a substantial amount of time. See “Repurchases and Transfers of Shares.” BAAM expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Investors on December 31, 2013, and, thereafter, four times each year, effective at the end of March, June, September and December. (See “Repurchases and Transfers of Shares—Repurchases of Shares”).

Liquidity Mismatch

The Fund’s liquidity terms may allow shorter repurchase notice periods and more frequent repurchase of Shares than the liquidity terms applicable to certain Investment Funds. For example, the Master Fund may invest in an Investment Fund that is subject to a commitment period that exceeds the Fund’s liquidity terms, if, at the time the Master Fund made the investment in the Investment Fund, BAAM believes the investment could be managed in the context of the Fund’s anticipated liquidity needs.

Gates, Suspensions and Withdrawal Fees

Terms applicable to Investment Funds may permit distribution of assets in kind rather than in cash, the suspension of redemptions or the imposition of limiting “gates,” any of which could preclude the Master Fund from liquidating all or a portion of its interest in such Investment Fund as anticipated. Accordingly, an Investor seeking to tender Shares may be subject to the market risks of an Investment Fund until such time as the Investment Fund has established the applicable withdrawal date(s) for fixing the Investment Fund’s net asset value. Moreover, in the event an Investment Fund suspends withdrawals or fails to pay withdrawal proceeds, it may not be possible for the Fund to pay tendering Investors their entire repurchase amount or to reallocate Fund assets as anticipated. An Investment Fund also may charge withdrawal fees which would diminish the proceeds otherwise payable to the Master Fund.

Events in the world financial markets may materially adversely affect the Investment Funds, potentially limiting the Master Fund’s ability to fully exercise its withdrawal rights with regard to Investment Funds due to “gates”, suspensions and distributions in kind. Additionally, in some cases Portfolio Managers may also suspend the determination of the net asset value of all or a portion of their portfolios. The absence of such valuations will make it more difficult for BAAM to accurately value the Fund’s portfolio.

Repurchase In Kind; Liquidating SPVs

Generally, Investment Funds are permitted to make payments to withdrawing investors in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interests from an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, BAAM would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund and the Master Fund.

The Fund may, in certain circumstances, pay repurchase proceeds in kind. Such repurchase proceeds may include, without limitation, interests in a special purpose vehicle. Determinations as to what form of repurchase proceeds will be paid will be made by the Board based on what it determines to be equitable under the circumstances. Such determinations may be made at any time, including before or after the effective date of a repurchase. The costs and expenses attributable to such method will be allocated among Investors as determined in good faith by the Board of Trustees. To the extent the Fund meets a repurchase request with a distribution in kind of interests in one or more investments, such Investor will continue to be subject to the investment risks associated with such investments and will be subject to the terms of such investments, which may include (i) limitations or notice requirements on withdrawal or liquidation and/or (ii) limitations on the ability to sell or otherwise transfer interests in such investments. Thus, although the Fund’s obligations to meet an Investor’s tender request are fulfilled on the date the Fund distributes investments with a value as of the repurchase date equal to the repurchase value owed to such Investor, the investments distributed in kind to such Investor will continue to fluctuate in value after repurchase and will be subject to any applicable management or performance fees and expenses of such investment and the Investor’s ability to realize the cash value of such investments may be significantly delayed or limited. Distributions in kind of investments are subject to the valuation risks associated with such investments. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

In-kind distributions may be comprised of, among other things, participations or other derivative instruments referring to certain assets of the Master Fund, interests in special purpose vehicles or trading vehicles (each, a “Liquidating SPV”) holding financial instruments (e.g., interests in Investment Funds or in Liquidating SPVs created by them) also being held or that were held by the Master Fund, or participations or other derivatives instruments referring to such Liquidating SPVs.

Investment Funds may also create Liquidating SPVs which would be subject to similar risks as those described above. In addition, Investment Funds may charge management and/or performance fees as well as other expenses with respect to any such Liquidating SPVs created.

Duplicative Payments and Expenses

The Master Fund bears the Management Fee (see “Management of the Fund—BAAM”) in addition to the asset-based fees or performance-based fees or allocations (which may be significant) payable or allocated to the Portfolio Managers with respect to the Master Fund’s investments in the Investment Funds. Each Portfolio Manager generally charges the Master Fund an asset-based fee and receives performance-based allocations or fees. The asset-based fees of the Portfolio Managers generally are expected to range from 1% to 3%, and the performance-based allocations or fees of the Portfolio Managers generally are expected to range from 10% to 30% of net profit. The Fund’s ongoing operating expenses (which the Board of Trustees does not expect will be significant) and organizational expenses will be in addition to the investment and other expenses of the Investment Funds borne by the Master Fund.

Decision Making Authority

The Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Declaration of Trust. The authority for all such decisions is generally delegated to the Board of Trustees, which, in turn, has delegated the day-to-day management of the Fund’s investment activities to BAAM, subject to oversight by the Board of Trustees.

To the extent the Master Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do), it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Master Fund’s investment in it, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund.

Dependence on BAAM and the Investment Funds

BAAM generally invests the assets of the Master Fund through Investment Funds. The success of the Fund depends upon the ability of BAAM, the Master Fund and the Investment Funds to develop and implement investment strategies that achieve the Fund’s investment objective. For example, an Investment Fund’s inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Investment Fund to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by BAAM and/or the Investment Funds may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Borrowing by the Fund; Investments are Leveraged

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing and other senior securities) is at least 300% of the principal amount of such borrowing (the “Asset Coverage Requirement”). This Asset Coverage

Requirement generally means that the value of the Fund’s total indebtedness may not exceed one-third of the value of the Fund’s total assets (including the indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, the Asset Coverage Requirement is satisfied. This limit applies to the Fund and not to the Investment Funds. The Fund and Master Fund (as applicable) currently intend (including during their first year of operations) to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing its shares in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) fulfilling any commitments to investments in Investment Funds made prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments), and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. The Asset Coverage Requirement applies to the Fund and not to the Investment Funds. Generally, Investment Funds are permitted to borrow. The use of leverage poses a significant degree of risk and enhances the possibility of a significant loss in the value of the investment portfolio. An Investment Fund may borrow money from time to time to purchase or carry securities. The interest expense and other costs incurred in connection with such borrowing may not be recovered by appreciation in the securities purchased or carried, and will be lost in the event of a decline in the market value of such securities. Gains realized with borrowed funds may cause the Investment Fund’s net asset value to increase at a faster rate than would be the case without borrowings. If, however, investment results fail to cover the cost of borrowings, the Investment Fund’s net asset value could also decrease faster than if there had been no borrowings. The use of short-term margin borrowings subjects an investment portfolio to additional risks, including the possibility of a “margin call,” pursuant to which the Investment Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in the value of the Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its margin debt. This could result in the forced liquidation of assets of the Investment Fund at substantially depressed prices. A margin call and forced liquidation of assets might also occur during a period where there is an overall decline in the securities market which might reduce overall liquidity in such market and thus further accelerate a decline in the sales price of assets of the Investment Fund.

Increased Regulatory Oversight

The financial services industry generally, and the activities of private investment funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s, BAAM’s, the Portfolio Managers’ or the Investment Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight can also impose administrative burdens on BAAM and/or the Portfolio Managers, including, without limitation, responding to investigations and implementing new policies and procedures. Such burdens may divert BAAM’s and/or the Portfolio Managers’ time, attention and resources from portfolio management activities. In addition, it is anticipated that, in the normal course of business, BAAM’s and/or the Portfolio Managers’ officers will have contact with governmental authorities, and/or be subjected to responding to questionnaires or examinations. The Fund, the Master Fund and/or the Investment Funds may also be subject to regulatory inquiries concerning its positions and trading.

On February 9, 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the “CPO-CTA Rulemaking”). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Fund and the Master Fund. These amendments limit the ability of the Fund and the Master Fund to use futures, options and swaps without the Fund, the Master Fund and BAAM being subject to full CFTC regulation, which would impose additional regulatory and compliance burdens on BAAM, the Fund, and the Master Fund. Under these amendments, the Fund (and the Master Fund) is a commodity pool under the Commodity Exchange Act (“CEA”) and BAAM is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to the Fund (and the Master Fund). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Until the CFTC’s and SEC’s overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on the Fund is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

Limits on Additional Investments in Investment Funds

Since the Master Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Master Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Direct Investments by the Fund and the Master Fund

In addition to investing in the Master Fund (in the case of the Fund) and the Investment Funds (in the case of the Master Fund) the Master Fund may also, under limited circumstances, invest or trade directly in securities. To the extent the Master Fund invests directly in securities, such investments are subject to the same risks with respect to investment techniques and instruments as those described below in connection with the Master Fund’s investments in the Investment Funds.

Information Technology Systems

The Fund and the Master Fund are dependent on BAAM and the Portfolio Managers for investment management, operational and financial advisory services. The Fund and the Master Fund are also dependent on BAAM for certain management services as well as back-office functions. BAAM and the Portfolio Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund, the Master Fund and the Investment Funds. Information technology systems are also used to trade in the underlying investments of the Investment Funds. In addition, certain of BAAM’s and the Portfolio Managers’ operations may interface with or depend on systems operated by third parties, including prime brokers, securities exchanges and other types of trading systems, market counterparties, custodians and other service providers.

It is possible that a defect, failure or interruption of some kind which causes disruptions to these information technology systems including, without limitation, those caused by computer “worms,” viruses and power failures could materially limit BAAM’s or a Portfolio Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk controls. Any such information technology related difficulty could harm the performance of the Fund or the Master Fund. For example, such failures could cause the settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades, and cause inaccurate reports, which may affect BAAM’s or the Portfolio Managers’ ability to monitor the Fund’s, the Master Fund’s or the Investment Funds’ investment portfolios and risks.

Subsidiary Risk

By investing in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as expected and could adversely affect the Master Fund.

Tax Risks of Investing in the Fund

The Fund intends to qualify and be eligible to be treated as a RIC under the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to qualify for treatment as a RIC, the Fund must, among other things, satisfy a diversification, 90% gross income and distribution requirement. (See “Tax Considerations” below.) The Fund also currently expects that the Master Fund will satisfy the requirements to qualify and be eligible to be treated as a RIC. There can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

The Fund will invest substantially all of its assets in the Master Fund, and so, if the Master Fund were to fail to satisfy the diversification, 90% gross income or distribution requirement for treatment as a RIC and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement. It may be difficult for the Master Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of the requirements to the Master Fund’s investments. As a result, there can be no assurance that the Fund or the Master Fund will be able to maintain its status as a RIC. Failure to satisfy any one of these tests could subject the Fund or the Master Fund to penalties or regular corporate income taxes.

Income realized by Investment Funds treated as partnerships for federal income tax purposes are allocated to investors in the partnerships, including (as applicable) the Master Fund, on a gross basis. Further, the character of an investor’s distributive share of items of income, gain and loss of a partnership generally will be determined as if the investor in the partnership had realized such items directly. Because such Investment Funds may generate income that is not qualifying income for purposes of the 90% gross income test, and because the Master Fund may not have complete information concerning the amount and sources of such an Investment Fund’s income until such income has been earned by the Investment Fund, it may be difficult for the Master Fund to satisfy the 90% gross income test.

In addition, it may not always be entirely certain how the asset diversification rules for RIC qualification will apply to the Master Fund’s investments in Investment Funds. The Master Fund and the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Master Fund’s direct and indirect investments, in order to ensure that the Master Fund meets the asset diversification test. In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional interests to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Master Fund’s ability to withdraw its interest in an Investment Fund that limit utilization of this cure period.

Certain of the Master Fund’s investments, including its investments in Investment Funds that constitute PFICs (described below) for federal income tax purposes with respect to which the Master Fund makes a mark-to-market election or qualified electing fund (“QEF”) election (each described below), and Investment Funds treated for federal income tax purposes as partnerships or controlled foreign corporations (described below), may give rise to realization of income or gains by the Master Fund without corresponding cash distributions. Thus, to the extent the Master Fund invests in such Investment Funds, it may be required to sell assets, potentially including such investments, including when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), to generate the cash necessary to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in this regard.

There can be no assurance that the Fund or the Master Fund generally will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund or the Master Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its Investors, and all distributions out of earnings and profits (including any distributions of net capital gain) would be taxed to Investors as ordinary dividend income. In addition, that Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Disqualification as a RIC by the Fund or by the Master Fund could have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. See “Tax Considerations.”

The Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as a RIC can limit their ability to acquire or continue to hold positions that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Risks Arising from Investment Activities of the Investment Funds

Withdrawals from Investment Funds; Re-Allocation of Investments

In addition to the risks associated with “Liquidity Risks” as described above, the Master Fund may have limited rights pursuant to which it may withdraw, transfer or otherwise liquidate its investments in Investment Funds. Under the terms of the governing documents of the Investment Funds, the ability of the Master Fund to withdraw its investment and obtain any amount invested therein may be subject to certain restrictions and conditions, including restrictions on withdrawals for an initial period, restrictions on the amount of withdrawals and the frequency with which withdrawals can be made, and investment minimums which must be maintained. Additionally, the Investment Funds typically reserve the right to reduce (“gate”) or suspend withdrawals and to satisfy withdrawals by making distributions in-kind, under certain circumstances. The ability of the Master Fund to withdraw all or any portion of its investment may be adversely affected to varying degrees by such restrictions depending on, among other things, the length of any restricted periods imposed by the Investment Funds, the amount and timing of a requested withdrawal in relation to the time remaining of any restricted periods imposed by related Investment Funds, the aggregate amount of withdrawal requests, the next regularly scheduled withdrawal dates of such Investment Funds, the imposition of “gates” or suspensions, the decision by an Investment Fund to satisfy withdrawals in kind, and the satisfaction of other conditions. If the Master Fund is unable to withdraw its investment, this will negatively impact an Investor’s ability to tender such Investor’s Shares to the Fund.

Events in the world financial markets, such as those that occurred in September and October 2008, may materially adversely affect the Investment Funds, potentially limiting the Master Fund’s ability to fully exercise its withdrawal rights with regard to Investment Funds due to “gates”, suspensions and distributions in kind. Additionally, in some cases Portfolio Managers may also suspend the determination of the net asset value of all or a portion of their portfolios. The absence of such valuations will make it more difficult for BAAM to accurately value the portfolios of the Fund and the Master Fund.

“Style Drift”

BAAM’s investment committee conducts a robust investment allocation process which focuses on selecting Investment Funds with well-defined investment objectives, risk parameters and investment guidelines. Notwithstanding the BAAM allocation process, the Fund and the Master Fund may be affected by “style drift” (i.e., the risk that a Portfolio Manager may deviate from his or her stated or expected investment strategy). BAAM relies primarily on information provided by Portfolio Managers in assessing a Portfolio Manager’s defined investment strategy and, ultimately, determining whether, and to what extent, it will allocate the Master Fund’s assets to particular Investment Funds. Style drift can occur abruptly if, for example, a Portfolio Manager believes it has identified a particular investment opportunity that may produce higher returns than investments within his or her stated strategy or it can occur gradually, if, for instance, a “value”-oriented Portfolio Manager gradually increases an Investment Fund’s investments in “growth” stocks. Style drift poses a particular risk for multiple-manager structures since, as a consequence, the Fund and the Master Fund may be exposed to particular markets or strategies to a greater extent than was anticipated by BAAM due to resulting overlap of investment strategies among various Investment Funds. In addition, “style drift” may affect the investment categorization of an Investment Fund and, as a result, may affect BAAM’s attempts to monitor the Fund’s diversification guidelines. Although BAAM has established policies and procedures that are designed to monitor Portfolio Managers’ compliance with stated strategies and guidelines and to mitigate the likelihood of potential “style drift” situations, there can be no assurance that the Fund and the Master Fund will not be impacted by style drift of a particular Portfolio Manager.

Turnover

Some Investment Funds may invest on the basis of short-term market considerations. Their turnover rate is expected to be significant, potentially involving substantial brokerage commissions and fees and increased realization of taxable income including short-term capital gains. The Master Fund has no direct control over this turnover. Furthermore, if a Portfolio Manager is terminated, it is expected that such portfolio would be liquidated and the cash proceeds would be reinvested with a replacement Investment Fund or invested in another Investment Fund. This policy could create substantial turnover rates and corresponding brokerage commissions and fees.

Risks of Event Driven Investing

The Master Fund will invest in Investment Funds engaged in event driven investing. Event driven investing requires the Portfolio Manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the Portfolio Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

Distressed Securities

The Master Fund may invest in Investment Funds that purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is substantial uncertainty concerning the outcome of transactions involving such business enterprises, there is a high degree of risk of loss, including loss of the entire investment.

In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to an Investment Fund holding such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by an Investment Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.

In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to an Investment Fund of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.

Arbitrage Transactions

Investment Funds in which the Master Fund invests may purchase securities at prices often only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer which the Investment Fund determines is probable, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Investment Fund (and, therefore, the Master Fund). In addition, if a Portfolio Manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Investment Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.

The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors can be very difficult to evaluate.

Proxy Contests and Unfriendly Transactions

Investment Funds in which the Master Fund invests may purchase securities of a company which is the subject of a proxy contest in the expectation that new management will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Investment Fund (and, therefore, the Master Fund) to suffer a loss.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on an Investment Fund participating in the transaction.

Trading in Securities and Other Investments That May Be Illiquid

Certain investment positions in which Investment Funds and, therefore, the Fund and the Master Fund will have an interest may be illiquid. Investment Funds may invest in restricted or non-publicly traded securities, securities on non-U.S. exchanges, securities that the Investment Funds are contractually prohibited from disposing and securities for which no readily available market exists. These investments could prevent Investment Funds from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that a Portfolio Manager’s valuation will accurately reflect the value that will be realized by an Investment Fund upon the eventual disposition of such investment. Disposition of such illiquid investments may also result in distributions in kind to the Fund and the Master Fund. Such investments could also impact the Board of Trustees’ decision whether to offer to repurchase Shares from Investors.

Futures, Options and Derivative Instruments

Investment Funds may invest in certain futures contracts, including stock index futures contracts, futures contracts on government securities, interest rates, non-U.S. currencies, metals and energy products, and such Investment Funds may trade options on such futures contracts, including purchasing call options, writing (selling) naked or covered call options and purchasing or selling put options on such futures contracts. Such Investment Funds may also purchase or sell options on securities and securities indices. In addition, such Investment Funds may enter into forward contracts, currency transactions and various swap and swap-like arrangements.

Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader.

Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

Although the Investment Funds typically enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, an Investment Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

In addition, the Commodity Futures Trading Commission (the “CFTC”) and various exchanges impose speculative position limits on the number of positions a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, an Investment Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, an Investment Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent an Investment Fund from achieving the intended hedging effect or expose such Investment Fund (and, therefore, the Fund) to the risk of loss.

Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an Investment Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that an Investment Fund (and, therefore, the Fund) might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Fund (and, therefore, the Fund) could incur losses as a result of those changes.

Use of other derivative instruments presents many of the same risks as those discussed above regarding futures contracts, including those risks relating to volatility, liquidity, hedging and non-U.S. trading.

Options trading involves certain additional risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, an Investment Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Stock or index options that may be purchased or sold by an Investment Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which an Investment Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange traded option.

Non-U.S. Securities

The Master Fund may invest in Investment Funds that in turn invest in non-U.S. securities. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which an Investment Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Fund and/or the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries.

Forward Trading

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Funds due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Funds would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund and/or the Master Fund. In addition, managed accounts or Investment Funds in which the assets of the Master Fund are invested may be exposed to credit risks with regard to counterparties with whom the Investment Funds trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund and/or the Master Fund. To the extent possible, BAAM endeavors to select Investment Funds that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

Currency Trading

A portion of the Master Fund’s assets may be invested by Investment Funds in debt and listed and unlisted equity securities denominated in various currencies and in other financial instruments, the price of which is determined with reference to such currencies. Each of the Fund and the Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s and the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized on behalf of the Fund and the Master Fund by Investment Funds to hedge against currency fluctuations, but Investment Funds are not required to hedge and there can be no assurance that such hedging transactions, even if undertaken, will be effective.

Risk of Counterparty Default

The stability and liquidity of repurchase agreements, swap transactions, forwards and other over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that a Portfolio Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into repurchase agreements, interest rate swaps, caps, floors, collars or other over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Portfolio Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Investment Fund being less than if the Investment Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of an Investment Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such Investment Fund’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund, the Master Fund and the Investment Funds may use counterparties, located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s, the Master Fund’s or the Investment Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund, the Master Fund or the Investment Funds and their assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund (directly or through the Master Fund or the Investment Funds), which could be material.

Highly Volatile Markets

The prices of commodities contracts and derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Emerging Market Investments

The Investment Funds may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict an Investment Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

Short Selling

Investment Funds may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset, multi-manager approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that the Master Fund invests in an Investment Fund that utilizes leverage in its investment program, the Master Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that the Fund or the Master Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude one or more Investment Funds from entering into short sales or otherwise taking short positions that the applicable Portfolio Manager believes could be advantageous to the Investment Fund(s).

Bank Debt

Certain Portfolio Managers may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents, the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of the Portfolio Manager to directly enforce its rights with respect to participations and illiquidity in the market for the resale of such loans.

Project Finance Investments

Certain Portfolio Managers may make investments in securities issued to finance the development of infrastructure in the U.S. and outside of the U.S., including, for example, highways, airports, water and sewerage facilities, and energy distribution and telecommunication networks, schools, universities, hospitals, public housing and prisons. Investments in infrastructure are highly regulated and a failure by a Portfolio Manager to comply with all applicable regulations may result in a substantial loss on investment. Some infrastructure projects may be in unstable political environments, which could impact the efficiency of an operation or prevent the continued operation of an asset in extreme circumstances. Although the liquidity of infrastructure investments varies by project, the market for these assets is generally not liquid and a Portfolio Manager may not be able to readily liquidate an investment. There are varying levels of liability and liability protection incorporated in infrastructure investments. Governmental liability shields may not transfer to new operators.

Hedging Transactions

The Investment Funds may invest in securities and utilize financial instruments, including but not limited to, forward contracts, currency options and interest rate swaps, caps and floors both for investment purposes and hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date or (vii) for any other reason that such Investment Fund deems appropriate. The Fund and the Master Fund also may utilize such financial instruments for these types of hedging purposes.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund, the Master Fund or such Investment Funds (each, a “Hedging Party” and, collectively, the “Hedging Parties”) to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that such Hedging Party is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Hedging Parties are not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, a Hedging Party may not anticipate a particular risk so as to hedge against it. While a Hedging Party may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for such Hedging Party than if such Hedging Party had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, a Hedging Party may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent such Hedging Party from achieving the intended hedge or expose such Hedging Party to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Investment Funds’ and Master Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), “liquidity risk” and “widening” risk.

Currency Exposure

The base currency of the Fund and the Master Fund is the U.S. dollar. Certain of the assets of the Master Fund may, however, be invested in Investment Funds which are denominated in other currencies. Accordingly, the value of such assets may be affected favorably or unfavorably by fluctuations in currency rates. BAAM may, but is not obligated to, seek to hedge such non-U.S. currency exposure but the Fund and the Master Fund will necessarily be subject to foreign exchange risks.

Corporate Debt Obligations

Certain Investment Funds may invest in corporate debt obligations and other forms of indebtedness, including commercial paper. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk).

Lower-Rated Securities

Certain Investment Funds may invest and transact in lower-rated fixed income securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

U.S. Government Securities

Certain Investment Funds may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. A Portfolio Manager may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Use of Swap Agreements

The Investment Funds may use equity, interest rate, index and currency swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that the Portfolio Manager is contractually obligated to make on a net basis.

Significant Positions

Portfolio companies in which an Investment Fund may invest could have a relatively small aggregate number of outstanding shares, so that the Investment Fund may acquire (i) more than 5% of a class of securities of a single issuer which would require the filing of a Schedule 13D or 13G statement with the SEC or (ii) more than 10% of a class of securities of a single issuer (which would impose certain limitations on the Investment Fund’s ability to trade in such securities, including the restrictions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). The accumulation of such a significant position in the shares of a single issuer could lead to litigation or disputes in the event the Investment Fund desires to influence the issuer. The Portfolio Manager may also seek to challenge the management of a portfolio company through a proxy contest. Such litigation or proxy contest may result in substantial expense to the Investment Fund, thus reducing the value of the Master Fund’s investment in that Investment Fund. In addition, the Portfolio Manager may serve on the board of directors of one or more portfolio companies. As a result, the Portfolio Manager would become an insider and may have access to material nonpublic information affecting the portfolio company, which may preclude the Investment Fund from selling its position (or acquiring additional shares) at any time when the Portfolio Manager otherwise believes it would be appropriate to do so.

Moreover, an Investment Fund’s ability to realize value from certain of its investments may depend upon the ability of the Portfolio Manager to influence the management of a portfolio company to take certain actions, including, for example, a recapitalization, restructuring, spin- off, sale of the business or change in management. If the Portfolio Manager is incorrect in its assessment of the impact such action will have on the value of a portfolio company, or if it is unsuccessful in persuading the portfolio company’s management to take the desired action, the Investment Fund may sustain a loss on its investment in the portfolio company, resulting in a reduction of the value of the Master Fund’s investment in the Investment Fund.

Performance Payments

A Portfolio Manager is typically paid or allocated amounts based upon a share of the appreciation of the Investment Fund (“performance compensation”). An Investment Fund’s performance compensation arrangements may result in substantially higher compensation to its Portfolio Manager than alternative arrangements. The existence of the performance compensation arrangements may create an incentive for a Portfolio Manager to make riskier or more speculative investments on behalf of the Investment Fund than it would otherwise make in the absence of such performance-based compensation. A Portfolio Manager may receive performance compensation with respect to unrealized appreciation of the Investment Fund’s investment portfolio.

Independent Investment Funds

The Investment Funds invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Funds do, in fact, hold such positions, the Fund and the Master Fund, considered as a whole, cannot achieve any gain or loss despite incurring expenses.

Portfolio Valuation

Interests in Investment Funds are generally valued in accordance with the methods, policies and procedures established by the Board of Trustees, as modified from time to time, and based on information provided by the Portfolio Managers to the Master Fund based on the interim unaudited financial records of the Investment Funds, and, therefore, are subject to adjustment (upward or downward) upon the receipt of new or revised information by the Portfolio Manager. If the Board of Trustees determines that the Fund will repurchase an Investor’s Shares, subsequent adjustments to valuations of one or more Investment Funds may occur and there is a risk that such Investor may receive an amount upon repurchase which is greater or less than the amount such Investor would have been entitled to receive on the basis of the adjusted valuation.

In some cases, Portfolio Managers will not endeavor to assess the value of each position held by an Investment Fund, but will instead carry such positions at cost. Where an investment is carried at cost by an Investment Fund and a participating investor, such as the Master Fund, withdraws its investment in the Investment Fund prior to the time that such investment has been sold or a “fair value” has otherwise been established, the investor will generally not receive the actual value of its interest in that investment. Furthermore, the net asset values received by the Master Fund from Portfolio Managers typically are estimates only, subject to revision at any time until each underlying Investment Fund completes its annual audit. Accordingly, the net asset value of a Share reported by the Fund cannot be considered final until the annual audits of the underlying Investment Funds are completed. Investors should be aware that the situations involving uncertainties as to the valuation of the investments of the Fund and the Master Fund could have an adverse effect on the net asset value of the Fund and the Master Fund if the judgments of the Portfolio Managers regarding appropriate valuations should prove incorrect. Absent bad faith or manifest error, such net asset value determinations are conclusive and binding on all Investors. See “Determination of Net Asset Value”.

Risk of Indirectly Investing in “Side Pockets”

Certain Investment Funds may invest a portion of their assets in investments that the Portfolio Managers believe are illiquid, lack a readily assessable market value or should be held until the resolution of a special event or circumstance (“Special Investments”). In those situations, the Portfolio Managers may “side pocket” such “Special Investments.” As described further in “Determination of Net Asset Value” below, the Administrator, in consultation with BAAM, values its investments in Investment Funds which may have “side-pocketed” investments in accordance with GAAP and the Master Fund’s procedures as adopted by the Board. As a general matter, the Master Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Portfolio Managers and their agents, including their administrators, in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Typically, the fair value of the Master Fund’s interest in an Investment Fund represents the amount that the Master Fund could reasonably expect to receive from an Investment Fund were the Master Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Investors participating in the Fund at the time when a Portfolio Manager with whom the Master Fund is invested “side pockets” such investments will bear additional risks associated with such investments because the Master Fund does not anticipate segregating such “side-pocketed” investments from the rest of its portfolio. Because the Fund intends to continuously offer Shares, continued sales of Shares in the Fund will have the effect of diluting the participation and reducing the benefit derived from profits, if any, allocable to the Master Fund upon the realization of such “side-pocketed” investments. Upon a full repurchase of an Investor’s Shares by the Fund, the redeeming Investor will have no further interest in the profits allocable to the Master Fund with respect to such “side-pocketed” investments. If the Fund experiences significant net repurchases or the Master Fund elects to withdraw investments in Investment Funds that have “side pockets”, the percentage of the Fund’s assets that are indirectly invested in “side pockets” will increase. The Fund may, in certain circumstances, pay repurchase proceeds in-kind. Such repurchase proceeds may include, without limitation, Special Investments. Furthermore, Investment Funds may themselves be highly illiquid investments, including Investment Funds whose investment objectives are consistent with those pursued by the Fund and the Master Fund generally, but are structured as private equity funds.

Proprietary Investment Strategies

Investment Funds may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees, BAAM, the Fund or the Master Fund. These strategies may involve risks under some market conditions that are not anticipated by BAAM, the Fund or the Master Fund. The Investment Funds generally use investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds. The investment niche, arbitrage opportunity or market inefficiency exploited by an Investment Fund may become less profitable over time as the Investment Fund and competing asset managers or investors manage a larger group of assets in the same or similar manner (tending to arbitrage away the profit opportunities), or market conditions change. The strategies employed by the Investment Funds may involve significantly more risk and higher transaction costs than more traditional investment methods. The Master Fund seeks to reduce these risks by spreading the investments of the Master Fund among a variety of different Investment Funds using investment strategies with returns that are not highly correlated with one another so that the volatility of different strategies (the profits from one Investment Fund and the losses from another) tends to reduce the overall fluctuation in value of the Master Fund’s assets. It is possible that the performance of the Investment Funds may be closely correlated in some market conditions, resulting (if those returns are negative) in significant losses to the Fund and its investors.

Risk Management Activities

BAAM attempts to measure and monitor risks of the portfolio and Investment Funds. The amount and quality of risk due diligence, measurement and monitoring is dependent on access to the portfolios and risk management systems (if any) of the Investment Funds. There is no assurance that the Investment Funds will give access to this data. When this information is unavailable, estimates of risk will be made. Efforts to measure and reduce risk may not be successful. Any Fund or Master Fund hedging activities designed to reduce risk may also be unsuccessful.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory developments could occur that may adversely affect the Fund, the Master Fund or the Investment Funds. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be subject to modification by government and judicial actions. The regulatory environment for private funds and capital markets is evolving, and changes in the regulation of private funds, their managers, and their trading activities and capital markets may adversely affect the ability of the Fund or the Master Fund to pursue its investment strategy, its ability to obtain leverage and financing and the value of investments held by the Fund or the Master Fund. There has been an increase in governmental, as well as self regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Investment Funds to trade in securities or the ability of the Fund, the Master Fund or the Investment Funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s, the Master Fund’s or the Investment Funds’ performance and, consequently, on the Fund’s portfolio.

The Fund, Master Fund, Investment Funds and Portfolio Managers may also be subject to regulation in jurisdictions in which the Investment Funds engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund. Investors should understand that the Fund’s, the Master Fund’s and the Investment Funds’ business is dynamic and is expected to change over time. Therefore, the Fund, the Master Fund and the Investment Funds may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Board of Trustees, BAAM, the Fund, the Master Fund, the Investment Funds or their businesses. Such regulations may have a significant impact on the Investors or the operations of the Fund, the Master Fund and the Investment Funds, including, without limitation, restricting the types of investments the Investment Funds, the Fund, and/or the Master Fund may make, preventing the Investment Funds from exercising their voting rights with regard to certain financial instruments, requiring the Investment Funds, the Fund or the Master Fund to disclose the identity of their investors or otherwise. The Board of Trustees may, in its sole discretion, cause the Fund to be subject to such regulations if it believes that an investment or business activity is in the Fund’s interest, even if such regulations may have a detrimental effect on one or more Investors. Prospective Investors are encouraged to consult their own advisors regarding an investment in the Fund.

Regulatory Changes

The financial services industry generally, and the activities of private equity and alternative investment firms and their investment managers and advisers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s and the Investment Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight may also impose additional administrative burdens on BAAM and the Portfolio Managers, including, without limitation, responding to investigations, implementing new policies and procedures and complying with reporting obligations. Such burdens may divert BAAM’s and the Portfolio Managers’ time, attention and resources from portfolio management activities.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there will be extensive rulemaking and regulatory changes that will affect private fund managers, the funds that they manage and the financial industry as a whole. In particular, Portfolio Managers that are not yet registered as an investment adviser under the Advisers Act, will generally be required to do so. Additionally, under the Dodd-Frank Act, the SEC is expected to mandate new recordkeeping and reporting requirements for investment advisers, which would add costs to the legal, operations and compliance obligations of BAAM, the Portfolio Managers, the Investment Funds, the Fund and the Master Fund and increase the amount of time that BAAM and the Portfolio Managers spend on non-investment related activities. Until the SEC implements all of the new requirements of the Dodd-Frank Act, it is unknown how burdensome such requirements will be. The Dodd-Frank Act will affect a broad range of market participants with whom the Fund, the Master Fund and the Investment Funds interact or may interact, including commercial banks, investment banks, other non-bank financial institutions, rating agencies, mortgage brokers, credit unions, insurance companies and broker-dealers. Regulatory changes that will affect other market participants are likely to change the way in which BAAM and the Portfolio Managers conduct business with their counterparties. Parts of the Dodd-Frank Act, such as the “Volker Rule” (regarding banks’ investment, sponsorship and management of private investment funds) and the “Push-Out Provision” (regarding restrictions on banks’ derivatives trading activities) may change the landscape of the financial industry. Until the implementation of such regulatory changes, it is difficult to anticipate the impact on BAAM, the Portfolio Managers, the Investment Funds, the Fund and the Master Fund. It may take several years to understand the impact of the Dodd-Frank Act on the financial industry as a whole, and therefore, such continued uncertainty may make markets more volatile, and it may be more difficult for BAAM, and the Portfolio Managers to execute the investment strategies of the Fund, the Master Fund and the Investment Funds.

THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS AND CONSULT WITH THEIR OWN ADVISERS BEFORE DECIDING WHETHER TO INVEST IN THE FUND. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

Conflicts of Interest

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Allocation of Investment Opportunities. If an investment opportunity is appropriate for the Fund, the Master Fund and one or more BAAM Multi-Manager Funds (as defined below), BAAM affiliates or their clients (collectively, “Other BAAM Clients”), BAAM intends to allocate such opportunity in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors. “BAAM Multi-Manager Funds” is defined as multi-manager funds or accounts (i) for which BAAM, or any of its affiliates within Blackstone’s Hedge Fund Solutions Group, acts as an investment manager, managing member or in a similar capacity and (ii) in which underlying investments generally are made with or through third-party portfolio managers (and also, in certain cases, directly).

Capacity. To the extent that BAAM Multi-Manager Funds as well as entities affiliated with BAAM invest in private investment funds and managed accounts through third-party investment managers that limit the amount of assets and the number of accounts that they manage, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such third-party investment managers. Similarly, to the extent that BAAM Multi-Manager Funds and other entities affiliated with BAAM wish to invest in specific opportunities (e.g., co-investments) directly or through third-party managers, where such opportunities also are of interest to the Fund and the Master Fund and are limited in capacity, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such opportunities. In both of these scenarios, BAAM intends to allocate such opportunities in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors.

Financial Interests in Underlying Managers. BAAM and its affiliates have financial interests in investment vehicles and asset managers, which interests may give rise to conflicts of interest between the Fund, the Master Fund and such other investment vehicles managed by such other asset managers. BAAM and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers. Affiliates of BAAM currently (or in the future may) hold ownership interests in, or are (and in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager (other than BAAM Multi-Manager Funds), a “Blackstone Affiliated Fund”). The nature of BAAM’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, BAAM may have an incentive to allocate the Fund’s or the Master Fund’s assets to such Blackstone Affiliated Fund since affiliates of BAAM have a direct or indirect financial interest in the success of such fund.

Strategic Alliance Fund. Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of BAAM, has launched and manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with such seed investment, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of BAAM’s or its affiliates’ relationship with the Emerging Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund will not be able to invest in the Emerging Manager Vehicles, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

There is significant overlap between BAAM’s and BSAA’s investment committees (although less than a majority of the members overlap).

Blackstone Strategic Capital Advisors L.L.C. Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of BAAM, is expected to launch and manage certain funds (the “BSCA Funds”) that will seek to make investments in established alternative asset managers (the “Strategic Capital Managers”). The nature of BAAM’s or its affiliates’ relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the Fund or the Master Fund in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSCA Funds and a withdrawal/redemption by the Fund or the Master Fund from such fund generally would be detrimental to the BSCA Funds. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand.

There is significant overlap between BAAM’s and BSCA’s investment committees (although less than a majority of the members overlap).

Blackstone Policies and Procedures. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund and the Master Fund expect to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund and the Master Fund expect to utilize for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment or companies that are Blackstone advisory clients. As a consequence, that information, which could be of benefit to the Fund or the Master Fund, might become restricted to those respective businesses and otherwise be unavailable to the Fund and the Master Fund.

Blackstone Proprietary Funds. From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally receives a substantial portion of the revenues attributable to these Proprietary Funds, in most instances greater than the portion of the revenues it would receive from the Fund or the Master Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of BAAM’s or its affiliates relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Other Activities of Blackstone, BAAM and its Affiliates. BAAM devotes to the Fund and the Master Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s and the Master Fund’s activities. Certain inherent conflicts of interest arise from the fact that BAAM, Blackstone and their affiliates act on behalf of the Fund and the Master Fund and may also carry on investment activities for other clients (including any other investment funds sponsored by BAAM, Blackstone or their affiliates) in which the Fund or the Master Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with, the investment objective and strategy of the Fund or the Master Fund. These activities could be viewed as creating a conflict of interest in that BAAM’s time will not be devoted exclusively to the business of the Fund or the Master Fund but such time will be allocated among the Fund, the Master Fund and BAAM’s other clients.

BAAM’s future investment activities, including the establishment of other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which Blackstone and its affiliates are involved may limit or preclude the flexibility that the Fund or the Master Fund may otherwise have to participate in investments. The Fund or the Master Fund may be forced to waive voting rights or sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In addition, BAAM may determine not to invest the Fund’s or the Master Fund’s assets in an Investment Fund, or may withdraw/redeem all or a portion of an existing Fund or Master Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund, the Master Fund and BAAM’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Fund’s or Master Fund’s investment, BAAM may cause the Fund or Master Fund to withdraw/redeem prior to other BAAM clients.

BAAM’s investment activities, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see Non-Discretionary/Advisory Clients below), may give rise to additional conflicts of interest. BAAM has no obligation to purchase or sell, or recommend for purchase or sale for the Fund or the Master Fund, any investment that BAAM or its affiliates may purchase or sell, or recommend for purchase or sale for their own accounts or for the account of any other client or investment fund. Situations may arise in which private investment funds or accounts managed by BAAM or its affiliates have made investments which would have been suitable for investment by the Fund or the Master Fund but, for various reasons, were not pursued by, or available to, the Fund or the Master Fund. BAAM, Blackstone and their affiliates may also engage in business activities unrelated to the Fund and the Master Fund that create conflicts of interest. BAAM, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in investment funds, in which the Fund or the Master Fund have no interest. BAAM may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund or the Master Fund.

Blackstone employees, including employees of BAAM, may invest in hedge funds or other investment entities, including potential competitors of the Fund. Investors will not receive any benefit from any such investments.

Non-Discretionary/Advisory Clients. BAAM provides advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. BAAM may communicate investment recommendations to such clients prior to the full implementation of such recommendations by BAAM for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Accordingly, the Fund, the Master Fund, BAAM Multi-Manager Funds and BAAM’s other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes redemption limitations, actions taken by non-discretionary clients may be adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary accounts. In addition, non-discretionary clients may from time to time have access to or have the right to obtain information about investment decisions made for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary BAAM clients.

Placement Agent Arrangements. Certain broker-dealer affiliates of BAAM may enter into placement agent agreements or otherwise be retained as placement agent by a Portfolio Manager. Under these placement agent agreements, to the extent permitted by applicable law, the Portfolio Manager may compensate BAAM’s affiliates for referring investors (including the Fund or the Master Fund) to the Portfolio Manager and such fees will not be shared with the Fund or the Master Fund or the Investors.

Service Providers and Financial Institutions as Investors. From time to time, Blackstone personnel may speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by investment firms that either provide services to the Fund or the Master Fund or have a relationship with BAAM and/or Blackstone. Through such “capital introduction” events, prospective investors in the Fund have the opportunity to meet with BAAM. Neither BAAM nor the Fund compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) may influence Blackstone and BAAM in deciding whether to do business with or employ the services of such investment firms consistent with their obligations to the Fund and the Master Fund.

Investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund or the Master Fund. BAAM has procedures in place designed to prevent the inappropriate use of such information by the Fund or the Master Fund.

Transactions between the Fund and Other BAAM Clients. BAAM, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund or the Master Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales or exchanges generally will be effected based upon the net asset value of the investment.

Management of the Fund

Board of Trustees

The Fund has a Board of Trustees, currently consisting of John M. Brown, Frank J. Coates, Paul J. Lawler, Kristen M. Leopold, and Peter Koffler, which supervises the conduct of the Fund’s affairs. A majority of the Board of Trustees is comprised of persons (the “Independent Trustees”) who are not “interested persons” (as defined in the 1940 Act) of the Fund. Each of the Trustees has substantial experience in issues relating to investment companies such as the Fund. The Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Fund’s Declaration of Trust. The initial Trustees serving on the Board of Trustees have been elected by the organizational shareholder of the Fund. The Fund’s Board of Trustees also serves as the board of trustees of the Master Fund. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund or of the Master Fund, as appropriate.

BAAM

Overview

BAAM, the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. BAAM, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, serves as the investment manager to the Fund and the Master Fund. It is a wholly-owned subsidiary of Blackstone, a publicly traded limited partnership that has units which trade on the New York Stock Exchange under the symbol “BX.” Information about Blackstone, including certain ownership, governance, and financial information, is disclosed in the firm’s periodic filings with the SEC, which can be obtained from the firm’s website at http://ir.blackstone.com/ or the SEC’s website at www.sec.gov.

BAAM advises many of the world’s largest and most sophisticated investors including corporate, public and union pension funds, as well as sovereign wealth funds, central banks, insurance companies, high net worth individuals, family trusts and other institutional investors. These investors look to BAAM to create unique investment solutions across multiple asset classes and strategies while protecting capital through robust risk and portfolio management processes. BAAM’s core strategies include commingled, customized, long-only replacement and its Strategic Alliance Funds (as defined herein).

With offices in New York, London, Hong Kong, and Sydney, BAAM is led by J. Tomilson Hill, President & CEO of BAAM and Vice Chairman of Blackstone. As of May 1, 2013, BAAM employs 201 people in these locations. The New York office serves as BAAM’s headquarters and the central location from which all of BAAM’s investment activities and operations are directed. The London office is involved in investment research, monitoring of underlying managers, strategy development and client service. The Hong Kong office is primarily focused on Asian hedge fund research. The Sydney office is primarily focused on Australian business development and client service.

BAAM is comprised of experienced professionals with diverse financial backgrounds across its teams: Senior Management, Manager Research, Risk Management, Business & Financial Evaluation (“BFE”), Legal & Product Structuring (which includes all BAAM Compliance personnel), Technology, Business Analysis Team (“BAT”), Investor Relations & Business Development (“IR/BD”) and BAAM Finance.

BAAM’s business is built on long-term, value-added relationships with clients around the globe. As of May 1, 2013, BAAM had approximately $49 billion (unaudited) in assets under management.

BAAM’s interests are strongly aligned with those of its investors, many of whom invest in other Blackstone products. Blackstone and its qualified employees have over $1.3 billion (as of May 1, 2013; unaudited) invested in BAAM-advised portfolios.

Investment Process

Each investment with a hedge fund manager is the culmination of BAAM’s investment decision-making process. Integrating a top-down perspective with bottom-up expertise, strategy-focused research teams seek to identify hedge fund investment opportunities that are consistent with BAAM’s macroeconomic view.

As part of its investment research process, BAAM meets with hundreds of managers each year. Peer groups are created, ranked, and re-ranked on both quantitative and qualitative criteria on an ongoing basis. This assists BAAM in sourcing new managers for review, prioritizing workflow, identifying trends in investment strategies, and monitoring existing managers.

On an ongoing basis, BAAM’s Manager Research Team discusses potential new managers. Generally, once a manager is deemed a formal prospect after due diligence by the Manager Research Team, all BAAM Teams involved in the due diligence process commence their detailed due diligence procedures. On a bi-weekly basis, BAAM reviews the status of all prospective managers strongly considered for funding in preparation for evaluation by the Investment Committee.

Deeming a manager a proper investment for a BAAM-advised portfolio involves both manager-specific considerations as well as strategic asset allocation considerations.

Asset allocation decisions are guided by a top-down assessment of opportunities across market sectors and refined to satisfy investment goals and restrictions. In addition to ongoing identification of investment opportunities, BAAM performs ongoing analysis of short- and medium-term risk and expected returns by sector to help form asset allocation decisions and guide research efforts. On a monthly basis, BAAM holds its Allocation Strategy Meeting, which is a formal synthesis of BAAM’s top-down asset allocation perspective. Beyond this, BAAM maintains a dialogue with other investment personnel across Blackstone, subject to information walls and other policies and procedures designed to prevent the dissemination of material non-public information, which enables it to leverage the resources and talent throughout the organization as BAAM formulates its macroeconomic perspective and asset allocation decisions.

A bottom-up approach is used to determine the optimal combination of underlying hedge fund managers that will reflect the strategy’s objectives. Managers are evaluated with respect to their individual performance, as well as their ability to add diversification value to the portfolio, where applicable. Beta testing as well as portfolio construction and asset allocation models are used to facilitate the process. BAAM also performs scenario analysis and stress testing to help understand possible portfolio reactions in periods of market dislocation.

By the conclusion of the process, a portfolio is designed that targets the strategy’s specific objectives and that reflects BAAM’s macro outlook. Following the launch of a BAAM-advised portfolio, periodic adjustments are made to its composition based on underlying manager performance and changes in market conditions and opportunities. Allocations to strategies and specific managers are continually reviewed and adjusted based upon available opportunities.

Due Diligence

BAAM employs a multi-disciplinary approach to manager due diligence, with four independent teams involved in the initial vetting and ongoing monitoring of every active investment. Its organization and infrastructure emphasize risk management as well as checks and balances at every stage of the process. Manager due diligence, a process that incorporates quantitative and qualitative analysis and operational and legal review, is conducted by four due diligence teams: Manager Research, Risk Management, BFE and Legal & Product Structuring. Each team has veto authority over any proposed investment. The goal is to create a pool of “best-in-class” managers to which BAAM-advised investors can allocate capital.

A key aspect of using the multi-disciplinary approach to manager due diligence is the sharing of information amongst the various due diligence teams. While each team has a different focus during its reviews, issues often overlap and the teams can compare responses received from portfolio managers, risk managers, internal and external counsel, service providers, references and back office professionals to seek consistency and completeness of information. Additionally, synergies are created when multiple teams have reviewed different materials and offer complementary yet varying perspectives regarding the overall investment. Having a forum to share information is key to BAAM’s process.

Ongoing Monitoring

On a monthly basis, BAAM performs a review of all portfolios it advises that incorporates ongoing monitoring of existing investments, as well as the potential integration of newly approved managers. Negotiated transparency and frequent manager contact, including annual on-site visits, allow BAAM to employ a variety of analytical approaches throughout the year to monitor and manage risk levels. This includes, but is not limited to, peer group analysis, scenario modeling, stress testing, and beta analysis.

Upon completion of BAAM’s multi-faceted and comprehensive due diligence process, which takes into consideration, among other areas, the macro-economic environment, a manager’s strategy/style, track record, operational ability, and business plan, the manager will be sized appropriately according to its risk/return profile and proposed objective within appropriate BAAM-advised portfolios.

All managers with whom BAAM allocates capital, regardless of their location or jurisdiction, are subject to the same level of due diligence and ongoing manager monitoring: in other words, the same standards of front office, operational/back office, legal and risk due diligence are applied to all prospective and funded hedge fund investments.

Management Agreement

Following the termination of the initial offering period, the Master Fund will pay BAAM an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee will accrue monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee will reduce the net asset value of Master Fund (and indirectly, of the Fund) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. BAAM will charge a pro rata portion of the Management Fee in the event of contributions or repurchases taking place during a given calendar quarter.

The contractual fee rate and related terms of the Fund’s Investment Management Agreement with BAAM are substantially the same as the terms of the Master Fund’s investment management agreement with BAAM, except that pursuant to the Fund’s Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. For purposes of the Investment Management Agreement, the term “investment security” has the same meaning as under Section 12(d)(1)(E) of the 1940 Act. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by BAAM to the Fund and the Master Fund. A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Management Agreement with BAAM will be available in the Fund’s regular annual report.

The Investment Management Agreements between BAAM and each of the Fund and the Master Fund provide that BAAM shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties as adviser in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

Portfolio Managers

The portfolio managers of the Fund and the Master Fund have day-to-day management responsibilities for the Fund and the Master Fund. BAAM’s Investment Committee reviews and approves investments made by the Fund and the Master Fund but is not primarily responsible for the day-to-day management of the Fund’s and the Master Fund’s portfolios. Information regarding the portfolio managers is set forth below.

Name	Since	Title and Recent Biography
Alberto Santulin (Portfolio Manager)	2013	Managing Director of BAAM since 2005.
John (JT) Shields (Portfolio Manager)	2013	Vice President of BAAM since 2010; Prior to joining BAAM, was Vice President at UBP Asset Management.

*	Mr. Santulin has served as portfolio manager of the Master Fund since 2012; the other portfolio managers have served as portfolio managers of the Master Fund since 2013.

Further information regarding the portfolio managers, including compensation, other accounts they manage and their ownership of securities in the Fund, is available in the SAI.

Expense Limitation Undertaking

BAAM has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s “Specified Expenses” (as described below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) to an amount not to exceed 0.35% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund or Master Fund with the exception of: (i) the Management Fee, (ii) the Distribution and/or Service Fee (as applicable), (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceed the Expense Cap, BAAM will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. BAAM may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after March 31, 2016 upon appropriate notice to the Fund. This arrangement cannot be terminated prior to March 31, 2016 without the Board’s consent.

The Fund has agreed to repay the amounts borne by BAAM under the Expense Limitation and Reimbursement Agreement within the three year period after BAAM bears the expense, when and if requested by BAAM, but only if and to the extent that the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. BAAM is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Pass-Through Voting

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from Investors and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Investors. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

Other Service Providers to the Fund and Master Fund

The Administrator

Each of the Fund and the Master Fund has appointed Citi Fund Services Ohio, Inc. (the “Administrator”) to serve as its administrator pursuant to an administration agreements between the Fund and the Administrator and a separate administration agreement between the Master Fund and the Administrator (each, an “Administration Agreement”). Under the Administration Agreements, the Administrator performs certain general administrative tasks for the Fund and the Master Fund, including, but not limited to, keeping financial books and records of the Fund and the Master Fund, and is permitted to delegate any or all of its duties to its affiliated entities.

Under the Administration Agreements, the Administrator will not, in the absence of negligence, willful misconduct or fraud on the part of the Administrator (or its affiliates) or a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund or any other agent of the Fund or the Master Fund), be liable to the Fund or the Master Fund or to any Fund Investor or Master Fund Investor for any act or omission, in the course of, or in connection with, the providing of services to the Fund or the Master Fund or for any loss or damage which the Fund or the Master Fund may sustain or suffer as the result of, or in the course of, the discharge by the Administrator of its duties pursuant to the Administration Agreements.

Each of the Fund and the Master Fund will indemnify the Administrator, its affiliates and its and their directors, officers, employees, representatives, delegates and agents from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable attorneys’ fees and other expenses of every nature and character (collectively, “Liabilities”) arising out of or in any way relating to the Administrator’s performance of its obligations and duties under the applicable Administration Agreement (or the performance by any affiliate to whom services are delegated), provided that this indemnification shall not apply to the extent any such Liabilities result from the Administrator’s (or such affiliates’) gross negligence, willful misconduct or fraud, or from a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund (as applicable) or any other agent of the Fund or the Master Fund (as applicable)).

The Fund and the Master Fund compensate the Administrator according to a fee schedule, under which the following amounts are aggregated and paid monthly: 7 basis points on the first $500 million in aggregate net assets of the Master Fund, 5 basis points on the next $500 million in aggregate net assets of the Master Fund, and 4 basis points on the aggregate net assets of the Master Fund in excess of $1 billion (the “Asset-Based Fees”). The Asset-Based Fees are subject to a monthly minimum fee and typically allocated one-third to the Master Fund and two-thirds to the Fund.

Each Administration Agreement may be terminated by either party upon 90 days prior written notice. The Administrator is a third party service provider to the Fund and the Master Fund and is not responsible for the preparation of this prospectus.

The Distributor

Blackstone Advisory Partners L.P., a limited partnership under the laws of Delaware, serves as the principal underwriter of the Fund. The Distributor’s principal business address is 345 Park Avenue, New York, NY 10154.

Pursuant to the distribution agreement (the “Distribution Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Custodian and Escrow Agent

Citibank, N.A. through its offices in New York, serves as the Custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund and the Master Fund are not held by BAAM or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 388 Greenwich Street, New York, NY 10013.

The Administrator serves as escrow agent (the “Escrow Agent”) with respect to subscription monies received from prospective Investors in advance of dates when Advisor Class II Shares may be subscribed for and monies may be transmitted to the Fund.

Transfer Agent

Citi Fund Services Ohio, Inc., a corporation organized under the laws of Ohio, serves as the transfer agent for the Fund and the Master Fund (the “Transfer Agent”). The Transfer Agent’s principal business address is 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Registered Public Accounting Firm

The Board has selected Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Fund and the Master Fund. Deloitte & Touche LLP’s principal business address is Two World Financial Center, New York, NY 10281.

Legal Counsel

The law firm of Ropes & Gray LLP serves as legal counsel to the Fund and the Master Fund.

Subscription for Shares

The Offering

Advisor Class II Shares are being offered during an initial offering period that is scheduled to terminate on or about August 1, 2013, or such earlier or later date as the Board may determine. Advisor Class II Shares will be offered during the initial offering period at the offering price (which is $1,000 per share). The Fund will not commence investment operations until the termination of the initial offering period. Consult with your selling agent to determine if the initial offering period has terminated. Subsequent to the initial offering, Advisor Class II Shares are expected to be offered on a continuous basis at their net asset value per share and may be purchased as of the first Business Day of any month, or at such other times as the Board may determine. During any continuous offering, Advisor Class II Shares may be purchased only from selected broker-dealers or through the Distributor. Any continuous offering, if commenced, may be discontinued at any time. The Distributor will have the sole right to accept orders to purchase Advisor Class II Shares and reserves the right to reject any order in whole or in part. The Master Fund will not pay the Management Fee to BAAM until the termination of the initial offering period.

Advisor Class II Shares are being offered only to “Eligible Investors” as defined below. The minimum initial investment in the Fund by an investor is $50,000. Subsequent investment must be at least $10,000. These minimums may be waived by the Fund from time to time for certain investors, including officers and employees of BAAM and its affiliates.

During the initial and continuous offerings, the full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the date as of which Advisor Class II Shares are to be issued (the “Effective Date”). Advisor Class II Shares purchased after the initial offering period will be issued at net asset value per share as of the Effective Date. Notice of each Advisor Class II Share transaction will be furnished to Investors (or their financial representatives) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Advisor Class II Shares generally will be available within 30 days after the Effective Date; at that time, the number of Advisor Class II Shares based on that net asset value and each Investor’s subscription amount will be determined and credited to the Investor’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Subscriptions for Advisor Class II Shares will not be accepted until the Fund’s registration statement to which this Prospectus relates is declared effective. Pending investment in the Fund, the proceeds of the initial offering, as well as of any subsequent continuous offering, will be deposited in an escrow account maintained by the Escrow Agent, as escrow agent for benefit of Investors. Investors will not earn interest with respect to funds held in the escrow account. The Fund’s general policy is that the full subscription amount must be received by the Distributor no later than three Business Days before the Effective Date, including the Fund’s initial closing. If a closing does not occur, the subscription amount will be returned to the investor.

Each prospective Investor must complete the subscription documents, in which the prospective Investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent must receive the executed subscription documents at least five Business Days before the date as of which Advisor Class II Shares are to be issued. However in the Fund’s or BAAM’s discretion, subscription documents received after this deadline may be accepted.

Eligible Investors

Unless otherwise agreed by the Board, Advisor Class II Shares will be sold only to persons who qualify as “accredited investors,” as defined in Regulation D under the Securities Act. Such persons are referred to in this Prospectus as “Eligible Investors.” Qualifications that must be met in becoming an Investor are set out in the subscription agreement that must be completed by each prospective Investor. Investors who subscribe for additional Advisor Class II Shares will be required to qualify as Eligible Investors at the time of each additional subscription. Any transferee of Advisor Class II Shares must qualify as Eligible Investors at the time of transfer.

Clients of Eligible Financial Intermediaries may generally invest in Advisor Class II Shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Advisor Class II Shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums. In addition, investors may, under certain circumstances, be able to purchase Advisor Class II Shares directly from the Fund.

Suitability of Investment

An investment in the Fund involves a considerable amount of risk. It is possible that a prospective Investor may lose some or all of his or her investment. Before making an investment decision, a prospective Investor should consider, among other things: (1) the suitability of the investment with respect to such investor’s investment objectives and personal situation; and (2) other factors, including such investor’s personal net worth, income, age, risk tolerance, tax situation and liquidity needs. Prospective Investors should be aware of how the Fund’s and the Master Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor.

Distribution Arrangements

The Distributor acts as the distributor of the Advisor Class II Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Advisor Class II Shares are not subject to a sales load. The Advisor Class II Shares may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor. The Fund is not obligated to sell any Advisor Class II Shares that have not been placed with Investors that meet all applicable requirements to invest in the Fund. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Advisor Class II Shares. There is no minimum number of Advisor Class II Shares (by all Investors in aggregate) required to be purchased in the initial offering or any subsequent offering. The Distributor does not intend to make a market in the Advisor Class II Shares. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

The Fund pays the Distributor an ongoing Service Fee at an annualized rate of 0.25% of the average net assets of the Fund attributable to Advisor Class II Shares for personal services provided to Investors in Advisor Class II Shares and/or the maintenance of Investor accounts (such as personal services including, among others, responding to Investor inquiries and providing information on their investments in the Fund). The Fund operates pursuant to an exemptive request that it has been granted by the Financial Industry Regulatory Authority (“FINRA”) so that the ongoing payments of the Service Fee made by the Fund are governed by FINRA Rule 2830. This is the FINRA rule that governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies. Pursuant to this granted exemption and in accordance with Rule 2830, payment of the Service Fee could continue for an extended period of time (including, in either case, during the entire life of the Fund). The Distributor intends to comply with FINRA Rule 2830 in connection with the distribution of the Shares.

The Fund intends to operate pursuant to an exemptive order that has been granted by the SEC to permit the Fund to offer multiple classes of shares. Pursuant to the terms of the SEC exemptive order the Fund is required to adhere to Rule 12b-1 under the 1940 Act as if the Fund was a registered open-end investment company. With respect to Advisor Class II Shares, the Fund pays the Service Fee pursuant to its Service Plan, which it has voluntarily adopted and implemented in conformity with Rule 12b-1. By adopting the Service Plan in accordance with Rule 12b-1, the Fund is permitted to pay fees that are intended to result in the sale and distribution of its Shares, to the extent that a portion of the Service Fee payments are characterized as such. In conformity with Rule 12b-1, when the Service Plan was adopted the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Service Plan, concluded that there is a reasonable likelihood that the Service Plan will benefit the Fund and its Investors. In further conformity with Rule 12b-1, the Service Plan contains the following provisions, among others: (i) quarterly reports are to be provided to the Board regarding the amounts expended under the Service Plan and the purposes for which such expenditures were made; (ii) the Service Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Service Plan or any agreement related to such Plan, acting in person at a meeting called for the purpose of voting on the Distribution and Service Plan; (iii) any material amendment to the Service Plan must be approved by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Service Plan, acting in person at a meeting called for said purpose and (iv) any amendment to increase materially the costs which the shares of a class may bear for distribution services pursuant to the Service Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Service Plan. The Service Plan is terminable without penalty at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Service Plan, or by a vote of the holders of a majority of the outstanding shares of the Fund.

BAAM and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of Investor accounts. The level of such payments may be substantial and may be different for different selling agents. These payments may create incentives on the part of a selling agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

Determination of Net Asset Value

The net asset value of the Master Fund and of each class of the Fund will be equivalent to the assets attributable to the Master Fund or class, as applicable, less the liabilities attributable to the Master Fund or class, including accrued fees and expenses, as of any date of determination. Because of the differences in distribution and service fees and class-specific expenses, the per share net asset value of each class may differ. Because the Fund intends to invest substantially all of its assets in the Master Fund, the value of the Fund’s assets will depend on the value of its investment in the Master Fund and, thus, the value of the Master Fund’s investments in Investment Funds. The net asset value of the Master Fund and of each class of the Fund and the net asset value per share of the Fund and the Master Fund generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Boards of the Fund and the Master Fund. The Board of the Master Fund has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds in accordance with GAAP. The Administrator, in consultation with BAAM, values the assets of the Master Fund in accordance with GAAP and the Master Fund’s procedures as adopted by the Board. As a general matter, the Master Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Portfolio Managers and their agents, including their administrators, in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Typically, the fair value of the Master Fund’s interest in an Investment Fund represents the amount that the Master Fund could reasonably expect to receive from an Investment Fund were the Master Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Portfolio Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Investment Funds, and also typically are authorized to assign a value to these assets that differs from the market prices or quotations for such assets. As a result, information available to the Master Fund concerning the value of its interests in Investment Funds may not reflect market prices or quotations for the underlying assets held by such Investment Funds. In the unlikely event that an Investment Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of the Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Master Fund values its portfolio.

Because of the important role that Investment Funds’ valuation reporting plays in the valuation of the Master Fund’s and Fund’s net assets, before investing in any Investment Fund, BAAM will conduct a due diligence review of the valuation methodology used for the Investment Fund. These valuation methodologies generally use market values when available, and otherwise utilize principles of fair value that BAAM reasonably believes to be consistent with (but not necessarily the same as) those used by the Master Fund and Fund for valuing their own investments. After investing in an Investment Fund, BAAM will monitor the valuation methodology used by the Investment Fund. Although the procedures approved by the Board provide that the Administrator will review the valuations provided by the Portfolio Managers, none of BAAM, the Administrator or the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are typically unaudited, except for year-end valuations).

For each date for which the net asset value of the Master Fund is calculated, the Administrator will perform an independent valuation of the Master Fund’s portfolio and review any material discrepancies with BAAM. The Administrator will consider all relevant information and the reliability of pricing information provided by the Portfolio Managers and/or the administrators of the Investment Funds. The Administrator and BAAM may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in the Investment Fund. In those circumstances, the Master Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its own net asset value, may be subject to later adjustment, based on information reasonably available at such later time. For example, fiscal year-end net asset value calculations of the Investment Funds typically would be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund and the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amounts received from the Fund by Investors who tendered their Shares before such adjustments and received their proceeds from such tenders. As a result, to the extent that subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of an Investment Fund adversely affect the Master Fund’s and Fund’s net asset values, the outstanding Shares will be adversely affected by previous tenders to the benefit of Investors who tendered their Shares at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the then-outstanding Shares and to the detriment of Investors who previously tendered their Shares at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares.

Assets of the Fund or Master Fund held directly and for which market quotations are readily available will be valued at their current market value.

Assets for which no market quotations are readily available will be valued in any fair and reasonable manner the Board or its delegate may determine.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In these circumstances, BAAM and/or the Board of the Master Fund and Fund will reevaluate their fair value methodology to determine what, if any, adjustments should be made to the methodology.

BAAM acts as investment adviser to other clients that may invest in securities for which no public market price exists. BAAM may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Master Fund or Fund and other clients. Consequently, the fees charged to the Fund and the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund and the Master Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund and Master Fund if the judgments of the Board of the Fund and Master Fund, BAAM, the Administrator, or Portfolio Managers should prove incorrect. Also, Portfolio Managers typically only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

Repurchases and Transfers of Shares

No Right of Redemption

The Fund is a closed-end investment company, and therefore no Investor will have the right to require the Fund to redeem its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Investors generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

Repurchases of Shares

The Fund from time to time may offer to repurchase a portion (generally, 5–25%) of its outstanding Shares pursuant to written tenders by Investors. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Investors who tender Shares within the 12 month period following acquisition may be subject to an early withdrawal fee, as described below under “Early Withdrawal Fee.” In determining whether the Fund should repurchase Shares from Investors pursuant to written tenders, the

Fund’s Board will consider BAAM’s recommendation. BAAM expects that it will recommend to the Fund’s Board that the Fund’s initial Tender Valuation Date (as defined below) be December 31, 2013 and it expects to recommend quarterly repurchases thereafter.

The Fund’s assets will consist primarily of its investment in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its investment in the Master Fund. Shares of the Master Fund are subject to significant transfer restrictions. The Master Fund is a closed-end investment company and the Fund does not have the right to require the Master Fund to redeem the shares of the Master Fund held by the Fund. Therefore, the Fund typically may withdraw all or a portion of its investment in the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund ordinarily will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares at approximately the same time. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to undertake quarterly repurchase offers following procedures that are substantially similar to those employed by the Fund. However, there are no assurances that the Master Fund’s Board will, in fact, decide to conduct repurchase offers on this or any other schedule. The Fund generally cannot make a repurchase offer larger than the repurchase offer made by the Master Fund to the Fund. Moreover, the Master Fund has investors other than the Fund and if a repurchase offer by the Master Fund is fully or oversubscribed, the Fund only would have access to a pro rata portion of the offer by the Master Fund based on the size of its investment in the Master Fund relative to the size of the investments in the Master Fund by other investors. It is anticipated that each repurchase offer made by the Master Fund will extend only to a specified portion of the Master Fund’s net assets, based upon, among other things, the liquidity of the Master Fund’s assets. Because the Master Fund’s assets are expected to be illiquid, it is anticipated that repurchase offers of the Master Fund, and consequently those of the Fund, will be accordingly limited. The Master Fund will typically make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may also affect the size of the Master Fund’s offers.

In addition to considering BAAM’s recommendation, the Fund’s Board also will consider the following factors, among others, in determining the timing and terms of any offers to repurchase Shares:

•	Whether any Investors have requested that the Fund repurchase their Shares;

•	The liquidity of the Master Fund’s assets;

•	The investment plans and working capital requirements of the Fund and Master Fund;

•	The relative economies of scale with respect to the size of the Fund;

•	The history of the Fund in repurchasing Shares;

•	The condition of the securities markets; and

•	The anticipated tax and/or regulatory consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from Investors pursuant to written tenders only on terms it determines to be fair to the Fund and to all Investors or persons holding Shares acquired from Investors, as applicable. When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain the net asset value of their Shares from the Transfer Agent.

Unless the Board permits revocation, repurchases will be irrevocable after receipt and acceptance by the Fund of eligible written tenders of Shares from Investors by the applicable repurchase offer deadline. If a repurchase offer is oversubscribed by Investors who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law.

In light of liquidity constraints associated with the Master Fund’s investments in Investment Funds and the fact that the Master Fund may have to effect withdrawals from Investment Funds in order to pay for Shares being repurchased, the Fund expects that repurchase offers generally will be conducted according to the following procedures; however, the timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such date is referred to as a “Tender Valuation Date”) and remain open for 30 calendar days.

Payment for repurchased Shares may be made in cash or by the distribution of securities in kind, or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in kind except in the unlikely event that making a cash payment is not feasible or would result in a material adverse effect to the Master Fund, the Fund, or Investors not tendering Shares for repurchase. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

If an Investor tenders Shares and the Fund purchases those Shares, the Fund will ordinarily effect payment for those Shares by issuing the Investor a non-interest-bearing, non-transferable promissory note entitling the Investor to the payment(s) described in (A) or (B) below, as applicable:

C.	Payment Schedule for Purchases of Greater than or Equal to 90% of your Shares:

•

an initial payment equal to 90% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date (the “Initial Payment”), which will be paid to the Investor, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 90% of the aggregate purchase amount from the Master Fund; and

•

a contingent payment (the “Contingent Payment”) equal to the excess, if any, of (a) the net asset value of the Shares tendered and purchased as of the Tender Valuation Date (as may or may not be adjusted based upon subsequent revisions to the net asset values of the Investment Funds) over (b) the Initial Payment; such Contingent Payment to be payable promptly after completion of the Fund’s next annual audit.

•	The 2% early withdrawal fee described below (if applicable) will be deducted from the Initial Payment, and will reduce the total repurchase proceeds.

D.	Payment Schedule for Purchases of Less than 90% of your Shares:

•

a single payment (the “Single Payment”) equal to 100% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date, which will be paid to the Investor, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 90% of the aggregate purchase amount from the Master Fund.

•	The 2% early withdrawal fee described below (if applicable) will be deducted from the Single Payment, and will reduce the total repurchase proceeds.

The Fund may make multiple audit adjustments to repurchase payment amounts in the event that additional relevant information becomes available following the Fund’s annual audit. Although the Fund has the option to pay all or a portion of the Initial Payment, Contingent Payment and/or Single Payment by distributing securities, such amounts are expected to be paid entirely in cash. Other than the early withdrawal fee described below (if applicable), the Fund does not expect to impose any charges on repurchases of Advisor Class II Shares in the Fund.

The Master Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Master Fund’s initial investment in an Investment Fund. During this period, the Master Fund may not be permitted to withdraw its investment or only may be able to do so with payment of a fee. In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions (such as those experienced by many hedge funds since late 2008). During such times, the Master Fund may not be able to liquidate its holdings in such Investment Funds to allow the Fund to meet repurchase requests. As a result, the Fund is not able to guarantee liquidity to Investors through repurchase offers, particularly during the Fund’s first year of operations. Furthermore, if the Master Fund seeks to liquidate its investment in an Investment Fund that maintains a “side pocket,” establishes a liquidating account mechanism or pays illiquid securities in kind, the Master Fund may not be able to fully liquidate its investment without delay and such delay could be substantial. Accordingly, the Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner.

An Investor tendering for repurchase less than all of its Shares must maintain a minimum account balance after the repurchase is effected, the amount of which will be established by the Fund from time to time and is currently $50,000. If an Investor tenders a number of Shares that would cause the aggregate net asset value of the Investor’s Share holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained. The Fund may also repurchase all of such an Investor’s Shares in the Fund. The Fund may waive the minimum account balance from time to time in BAAM’s sole discretion.

The Fund’s, and a Share’s, net asset value may change materially from the date a tender offer is mailed to the Tender Valuation Date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption “Determination of Net Asset Value” and additional risks are discussed under “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks.”

BAAM and its affiliates may tender for repurchase in connection with any repurchase offer made by the Fund any Advisor Class II Share that it holds in its capacity as an Investor.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund’s Investors, and typically will be funded from available cash or sales of portfolio securities of the Fund or the Master Fund. However, payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than BAAM otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. BAAM intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund or the Master Fund finances repurchase proceeds by selling Fund or Master Fund investments, the Fund or the Master Fund may hold a larger proportion of its total assets in less liquid securities. Accordingly, non-tendering Investors will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their Shares for repurchase in subsequent tender offers, as well as the Fund’s ability to conduct future tender offers at all. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. In addition, the repurchase of Shares by the Fund may be a taxable event to tendering Investors.

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

Early Withdrawal Fee

Any Investor that sells Advisor Class II Shares to the Fund in a repurchase offer that has a Tender Valuation Date within the 12 month period following the original issue date of the Advisor Class II Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Advisor Class II Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Advisor Class II Shares on the first Business Day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Advisor Class II Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Advisor Class II Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis.

Forced Redemption

The Fund may (i) repurchase all or any portion of the Shares of an Investor or any person acquiring Shares or portion of the Shares from or through an Investor without consent or other action by the Investor or other person or (ii) cause an Investor to sell all or a portion of its Shares to another Investor, at the most recently calculated net asset value of such Investor’s Shares, for any reason deemed advisable by the Board, including but not limited to situations in which:

•

the Shares (or a portion of the Shares) have been transferred without BAAM’s approval or the Shares (or a portion of the Shares) has vested in any person other than by operation of law as the result of the death, disability, dissolution, bankruptcy or incompetence of an Investor;

•

ownership of the Shares (or portion of the Shares) by an Investor or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may in the judgment of the Board or BAAM subject the Fund or any Investor to an undue risk of adverse tax (such as the Fund no longer being treated as a regulated investment company) or other fiscal or regulatory consequences;

•

continued ownership of the Shares (or portion of the Shares) by the Investor or other person may be harmful or injurious to the business of the Fund, the Master Fund, the Board of the Fund or the Master Fund, BAAM, or prevent BAAM from receiving any fees in respect of the Fund or such Investor;

•	any of the representations and warranties made by an Investor in connection with the acquisition of the Shares (or portion of the Shares) was not true when made or has ceased to be true; or

•

the value of an Investor’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund.

Transfer of Shares

Shares will not be traded on any securities exchange or other market. Shares may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a “Transfer”), except (i) by operation of law resulting from an Investor’s death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of the President of the Fund, which consent may be withheld in his or her sole discretion and shall not be subject to challenge by any potential assignor or assignee. Unless waived by the President of the Fund, Shares may not be transferred unless the Fund has received a written opinion of its counsel (at the expense of the transferor) that such transfer qualifies for an exemption from such registration under the Securities Act or the regulations thereunder.

Any transferee acquiring Shares by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of an Investor or otherwise will be entitled to (i) the distributions paid on the Shares so acquired, (ii) to Transfer all or any portion of the Shares in accordance with the terms of the Declaration of Trust and (iii) to tender all or any portion of the Shares for repurchase by the Fund. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor, or the Investor’s equity owners in certain circumstances, at the time of purchase meets the standard for an “accredited investor” as defined in Regulation D under the Securities Act. If an Investor transfers its Shares with the approval of the Board or BAAM (as applicable), the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the fund in connection with such transfer.

In subscribing for Shares, an Investor agrees to indemnify and hold harmless the Fund, the Board, BAAM, each other Investor and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that Investor in violation of these provisions or any misrepresentation made by that Investor in connection with any Transfer.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless an Investor is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to Advisor Class II Shares will be automatically reinvested by the Fund in additional Advisor Class II Shares. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Administrator.

After the Fund declares a dividend (including a capital gain dividend) or determines to make a capital gain distribution, participants will be issued additional Shares at their then net asset value. Notice of each such Share transaction will be furnished as soon as practicable but not later than seven days after the Fund’s NAV is distributed and shareholder transactions are settled, together with information relevant for personal and tax records.

In the case of persons, such as banks, brokers or nominees, who hold Shares for others who are the beneficial owners, the Plan will be administered on the basis of the number of Shares certified from time to time by the record holders as representing the total amount registered in the record holder’s name and held for the account of beneficial owners who are participants in the Plan. Investors who intend to hold their shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. (See “Tax Considerations” below.)

Description of Shares

The Fund is a business trust organized under the laws of The Commonwealth of Massachusetts on January 10, 2013. The Fund is authorized to issue an unlimited number of shares of beneficial interest and may divide the Shares into one or more classes (each, a “Class”). The Shares are currently offered in three Classes. Each Class has a separate distribution fee arrangement but otherwise has the same rights and privileges as the other Classes. Each Share has one vote at all meetings of shareholders.

All shares of each Class are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. No Investor has the right to require redemption or repurchase of any Shares by the Fund or to tender Shares to the Fund for repurchase. Investors are not liable for further calls or assessments. The Fund does not intend to hold annual meetings of shareholders.

Under the Declaration of Trust, Investors have limited voting rights. Investors only have the right to vote (i) on the election or removal of Trustees, only to the extent provided in the Declaration of Trust or as required under the 1940 Act; (ii) with respect to certain amendments to the Declaration of Trust, (iii) in some circumstances, on Change of Control Transactions (as described below), (iv) on the termination of the Fund, in limited circumstances (as described below) and (v) on such additional matters as required by law or as considered necessary or desirable by the Trustees.

Under the Declaration of Trust, a Trustee may be removed only for cause and only (1) by action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for the purpose of voting on such removal, or (ii) by at least 75% of the remaining Trustees.

The following actions may be authorized only by the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and at least seventy-five percent (75%) of the shares outstanding and entitled to vote thereon, unless any such action has been approved by both a majority of the Trustees and at least 75% of the “continuing Trustees,” in which case no shareholder vote or consent is necessary (unless required under the Fund’s bylaws, as amended (the “Bylaws”)): (i) the merger or consolidation of the Fund with or into any other person or company or of any such person or company with or into the Fund; (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund in the ordinary course of business; (iii) any Investor proposal as to specific investment decisions made or to be made with respect to the assets of the Fund and (iv) the issuance or transfer by the Fund of any securities issued by the Fund to any other person or entity for cash, securities or other property (or combination thereof), excluding (a) sales of any securities of the Fund in connection with a public offering thereof and (b) issuance of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Trustees (transactions described in (i) through (iv) collectively referred to as “Change of Control Transactions”). A “continuing Trustee” is a Trustee who is (A) not a person or an “affiliated person” (as defined in the 1940 Act) of a person who enters or proposes to enter into a Change of Control Transaction with the Fund and has been a Trustee for a period of at least twelve months (or since commencement of the Fund’s operations, if less than twelve months), (B) is a successor to a continuing Trustee who is not a person or an “affiliated person” (as defined in the 1940 Act) of a person who enters or proposes to enter into a Change of Control Transaction with the Fund and is recommended to succeed a continuing Trustee by a majority of the continuing Trustees then in office, (C) is elected to the Board by the Trustees and is elected to be a continuing Trustee by a majority of the continuing Trustees then in office or (D) who serving as a Trustee prior to the first sale of shares pursuant to an initial registered public offering only. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party, which may have the effect of depriving Investors of an opportunity to sell their Shares at a premium over market prices. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Fund’s Declaration of Trust provides that Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period beginning after January 1, 2014, offer to repurchase shares tendered in accordance with the procedures determined by the Board from time to time.

The Fund may be terminated at any time without Investor vote or consent by the action of a majority of the Trustees and at least 75% of the continuing Trustees, or else by the vote or consent of Investors holding at least 75% of the outstanding shares of the Fund. Upon termination of the Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund as may be determined by the Trustees, Investors are entitled to share ratably in all remaining assets of the Fund (except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of the shares).

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, each as amended, both of which as of the date of this Prospectus are on file with the Securities and Exchange Commission.

Under the Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (including such persons who serve at the Fund’s request as directors, officers, members, partners, or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Fund Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Fund Covered Person may be or may have been involved as a party or otherwise or with which such Fund Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Fund Covered Person, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office (“Disabling Conduct”). The Board will use reasonable and fair means to determine whether Disabling Conduct occurred, including (i) a final decision on the merits by a court or other body before whom the proceeding was brought that Fund Covered Person was not liable by reason of Disabling Conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Fund Covered Person was not liable by reason of Disabling Conduct, by an independent legal counsel in a written opinion. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Portfolio Transactions

Portfolio transactions are allocated to brokers by each Portfolio Manager. Portfolio Managers have authority to, and may, select brokers in consideration of such brokers’ provision or payment of the costs of property and services which are generally of benefit to clients of the Portfolio Managers, including the Fund, although such services may not directly relate to any transactions for the benefit of the Fund. Portfolio Managers may use “soft dollars” generated on transactions outside of the safe harbor of Section 28(e) of the Exchange Act to obtain non-research products and services.

In view of the fact that the investment program of certain of the Portfolio Managers may include trading as well as investment, short-term market considerations are frequently involved, and the portfolio turnover in certain of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds.

Tax Considerations

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Investors, including foreign Investors (as defined below). Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

The Fund intends to invest substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will result from distributions or deemed distributions from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned and the income earned by the Fund, will be to or will include such treatment of the Master Fund, and, as applicable, the assets owned and the income earned by the Master Fund.

The Fund intends to elect to be treated and to qualify annually for treatment as a RIC under Subchapter M of the Code. In order for the Fund to so qualify, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code – see the SAI). For these purposes, the Fund will be considered to control any corporation of which the Fund owns 20% or more of the voting power.

In general, for purposes of the 90% gross income test described above, income derived from an entity treated as a partnership for U.S. federal income tax purposes will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its Investors, if it distributes at least 90% of the sum of its investment company taxable income (without regard to the deduction for dividends paid) and any net tax-exempt interest income for that year in the form of dividends (the “distribution requirement”). The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the distribution requirement.

The Fund currently intends to distribute all realized net capital gain each year. If, however, the Fund’s Board determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its Investors, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by an Investor will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the Investor’s gross income.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself currently intends to elect to be treated and to qualify and be eligible to be treated as a RIC. Whether the Fund meets the asset diversification test described above will depend on whether the Master Fund meets such test. If the Master Fund were to fail to meet the income, diversification or distribution test and were ineligible to or otherwise were not to cure such failure, the Fund would or may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

The Master Fund intends to gain exposure to Investment Funds in part through investments in the Subsidiary. As described above, in order to qualify as a RIC, the Master Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. Investments in U.S. investment partnerships that invest in commodities and certain commodity-linked instruments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the Internal Revenue Service (the “IRS”) previously issued a number of private letter rulings that indicate that certain income from a RIC’s investment in a controlled foreign corporation (see discussion below) will constitute “qualifying income” for purposes of the 90% gross income test, the IRS suspended issuance of further such rulings pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in these rulings, which change in position may be applied retroactively to the Master Fund, the income from the Master Fund’s investment in the Subsidiary might not be “qualifying income” and the Master Fund might not qualify as a RIC for one or more years, which would adversely affect the value of an investment in the Master Fund and potentially affect the Fund’s qualification as a RIC .

The Subsidiary is wholly owned by the Master Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Master Fund is a U.S. person that owns all of the stock of the Subsidiary, the Master Fund is a “U.S. Shareholder” with respect to the Subsidiary and the Subsidiary is a CFC. As a “U.S. Shareholder,” the Master Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Master Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Master Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Master Fund will be tax-free, to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Master Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Net losses incurred by the Subsidiary during a tax year do not flow through to the Master Fund and thus will not be available to offset income or capital gain generated from the Master Fund’s other investments. In addition, net losses incurred by the Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years.

Failure of the Fund to qualify and be eligible to be treated as a RIC would likely materially reduce the investment return to the Fund’s Investors. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise were not to cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify and be eligible to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to Investors.

The Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Investors will include in gross income from foreign sources their pro rata shares of such taxes. There are special rules for passing through such credits or deductions in the case of a RIC that invests more than 50% of its assets in other RICs. (See the SAI.) Generally, as a result of these rules, if the Master Fund is eligible to elect and does elect to permit its Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified foreign taxes paid by the Master Fund, the Fund will in turn be eligible to elect to permit its Investors to claim a corresponding credit or deduction.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the Investors on December 31 if it is declared by the Fund in October, November or December of such year, made payable to Investors of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to Investors whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate Investors, if properly reported, may qualify for the dividends-received deduction, provided holding period and other requirements are met by both the Fund and the Investor. In addition, distributions of investment company taxable income reported by the Fund as derived from “qualified dividend income” (defined below) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the Investor, although such income will not be considered long-term capital gains for other federal income tax purposes. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. There can be no assurance of what portion, if any, of the Fund’s distributions will qualify for the dividends-received deduction or as qualified dividend income. Generally, if the Fund receives distributions from the Master Fund that have been properly reported by the Master Fund as qualifying for the dividends-received deduction or as having been derived from qualified dividend income, the Fund will be able to make corresponding distributions that it may itself report as qualifying for the dividends-received deduction or derived from qualified dividend income, as the case may be.

The Fund will invest in Investment Funds that are classified as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Investors. However, an election is generally available to avoid the imposition of that tax. For example, an election to treat a PFIC as a QEF will require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Another election would require the Fund to mark the gains (and to a limited extent losses) in PFIC holdings “to the market” as though such holdings had been sold (and, solely for purposes of this mark-to-market election, repurchased) on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the holder would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

The Fund may be required to recognize income (which generally must be distributed to the Fund’s Investors) in excess of the distributions that it receives in respect of a PFIC with respect to which a mark-to-market election is made. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax described above. There can be no assurances, however, that the Fund will be successful in this regard, and the Fund may not be able to maintain its status as a RIC.

Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) that are reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, regardless of the Investors’ respective holding periods for their Shares. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of an Investor’s Shares and, after that basis has been reduced to zero, will constitute a capital gain to the Investor (assuming the Shares are held as a capital asset).

Distributions are taxable in the same manner, whether Investors receive cash or reinvest the distributions in additional Shares through the Plan (described above). Investors will be notified annually as to the U.S. federal tax status of distributions. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

The sale or other disposition of Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefore and their respective bases in such Shares. If the Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. A redemption (including a redemption resulting from a tender offer or liquidation of the Fund), if any, of Shares by the Fund generally will give rise to capital gain or loss if, after the redemption, the Investor does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a holder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Shares may be disallowed if other substantially identical shares are acquired (including through the reinvestment of distributions, which could occur, for example, if the Investor is a participant in the Plan) within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

From time to time, the Fund intends to make a tender offer for its Shares (as described above). Investors who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If an Investor tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Investor may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Investors, and Investors who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

When, incident to such a repurchase offer, the Master Fund makes a tender offer for its shares (as described above), the Fund may be treated as having received a taxable dividend from the Master Fund. In such a case, there is a risk that non-tendering shareholders in the Master Fund, and other shareholders of the Master Fund who tender some but not all of their shares therein or not all of whose shares therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of this risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Master Fund.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to Investors who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or an Investor has been notified by the U.S. Internal Revenue Service (the “IRS”) that such Investor is subject to backup withholding. Certain Investors specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Investor’s federal income tax liability if the appropriate information is provided to the IRS.

Absent a specific statutory exemption, dividends other than capital gain dividends paid to an Investor that is not a “U.S. person” within the meaning of the Code (a “foreign Investor”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign Investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax. In the case of a foreign Investor, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign Investor certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN). Effective for taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign Investor, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the Fund properly reports such distributions in a written notice to Investors. It is currently unclear whether Congress will extend the exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, or what the terms of such an extension would be.

If any distributions received by a foreign Investor from the Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign Investor would generally be taxed on such amounts at the same rates applicable to U.S. Investors. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign Investor that is a corporation.

Very generally, special tax rules apply if the Fund holds “U.S. real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign Investor. Furthermore, the foreign Investor may be required to file a U.S. tax return and pay tax on such distributions — and, in certain cases, gain realized on sale of Fund shares – at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

Tax-exempt entities, including tax-advantaged retirement plans (see “ERISA Considerations” below), may purchase Shares if they are accredited investors. Under current law, the Fund serves to “block” (that is, prevent the attribution to Investors of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Investors. Notwithstanding the foregoing, a tax-exempt Investor could realize UBTI by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt Investor may also recognize UBTI if the Fund were to recognize “excess inclusion income.” See the SAI.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Shares.

The SAI summarizes further federal income tax considerations that may apply to the Fund and its Investors and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

ERISA Considerations

Employee benefit plans and other plans subject to ERISA or Section 4975 of the Code, including 401(k) plans, IRAs and Keogh Plans may purchase Advisor Class II Shares, provided that they are accredited investors. Because the Fund is an investment company registered under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, BAAM will not be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any such Investor solely as a result of its investment in the Fund. Prospective Investors should consult their advisors to determine the suitability of Advisor Class II Shares as an investment through such plans.

General Information

Securities Outstanding

(1) Title of Class	(2) Amount Authorized	(3) Amount held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Advisor Class II Shares	Unlimited	N/A	$0

Legal Proceedings

None of the Fund, the Master Fund, BAAM or the Distributor is a party to any material pending legal proceeding, nor is any of them subject to any proceeding instituted, or any proceeding known to be contemplated, by a governmental authority.

Reports; Fiscal Year

The Fund’s fiscal year will end on March 31. The Fund anticipates sending to Investors an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund’s tax year will end on October 31. After the end of each tax year of the Fund, each Investor will receive a Form 1099 reporting income or gain.

Anti-Money Laundering

As part of the Fund’s effort to prevent money laundering and terrorist financing, the Fund has implemented an anti-money laundering program and has designated an Anti-Money Laundering Officer. The Fund, or its delegate, may require a detailed verification of a Investor’s identity, any beneficial owner underlying the account and the source of the payment.

The Board of Trustees and/or BAAM reserves the right to request such information as is necessary to verify the identity of a subscriber and the underlying beneficial owner of a subscriber’s or Investor’s Shares in the Fund. In the event of delay or failure by the subscriber or Investor to produce any information required for verification purposes, the Fund may refuse to accept or delay the acceptance of a subscription or may require the repurchase of any such Investor’s Shares in the Fund. The Fund may suspend the payment of repurchase proceeds of an Investor if the Fund reasonably deems it necessary to do so to comply with applicable anti-money laundering laws or the laws, regulations, and Executive Orders administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), or other laws or regulations by any person in any relevant jurisdiction (collectively, “AML/OFAC obligations”). The Fund may take one or more of the foregoing actions through a service provider that has agreed to provide anti-money laundering services to the Fund.

Each subscriber and Investor shall be required to make such representations to the Fund as the Fund shall require in connection with the Fund’s AML/OFAC program, including, without limitation, representations to the Fund that the subscriber or Investor (or any person controlling or controlled by the subscriber or Investor; if the subscriber or Investor is a privately held entity, any person having a beneficial interest in the subscriber or Investor; or any person for whom the subscriber or Investor is acting as agent or nominee in connection with the investment) is not (i) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the Fund is doing business, including the List of Specially Designated Nationals and Blocked Persons administered by OFAC as such list may be amended from time to time; (ii) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (iii) a current or former senior foreign political figure1 or politically exposed person,2 or an immediate family member or close associate of such an individual. Further, such subscriber or Investor must represent to the Fund that it is not a prohibited foreign shell bank.3

Such subscriber or Investor will also be required to represent to the Fund that amounts contributed by it to the Fund were not directly or indirectly derived from activities that may contravene U.S. federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations.

Each subscriber or Investor agrees to notify the Fund promptly in writing should it become aware of any change in the information set forth in its representations. The subscriber or Investor is advised that, by law, the Fund may be obligated to “freeze the account” of such subscriber or Investor, either by prohibiting additional investments from the subscriber or Investor, declining to repurchase Shares from the subscriber or Investor, suspending the payment of repurchase proceeds payable to the subscriber or Investor and/or segregating the assets in the account in compliance with governmental regulations. The Fund may also be required to report such action and to disclose the subscriber’s or Investor’s identity to OFAC or other applicable governmental and regulatory authorities.

[1]

A “senior foreign political figure” is defined as (a) a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major non-U.S. political party, or a current or former senior executive of a non-U.S. government-owned commercial enterprise; (b) a corporation, business, or other entity that has been formed by, or for the benefit of, any such individual; (c) an immediate family member of any such individual; and (d) a person who is widely and publicly known (or is actually known) to be a close associate of such individual. For purposes of this definition, a “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources; and “immediate family member” means a spouse, parents, siblings, children and spouse’s parents or siblings.

[2]

A “politically exposed person” (“PEP”) is a term used for individuals who are or have been entrusted with prominent public functions in a foreign country, for example Heads of State or of government, senior politicians, senior government, judicial or military officials, senior executives of state owned corporations, important political party officials. Business relationships with family members or close associates of PEPs involve reputational risks similar to those with PEPs themselves. FATF 40 Recommendations Glossary at: http://www.fatf-gafi.org/glossary/0,2586,en_32250379_32236889_35433764_1_1_1_1,00.html#34285860.

[3]

A “prohibited foreign shell bank” is a foreign bank that does not have a physical presence in any country, and is not a “regulated affiliate,” i.e., an affiliate of a depository institution, credit union, or foreign bank that (i) maintains a physical presence in the U.S. or a foreign country, and (ii) is subject to banking supervision in the country regulating the affiliated depository institution, credit union, or foreign bank.

APPENDIX A

SUPPLEMENTAL PERFORMANCE INFORMATION OF SIMILAR FUNDS

Blackstone Alternative Alpha Fund II (the “Fund”) is newly organized and has no performance record of its own and Blackstone Alternative Alpha Master Fund (the “Master Fund”) is recently organized and has only a limited performance record of its own. Set forth below is (i) the limited performance record of Blackstone Alternative Alpha Fund, a Massachusetts business trust that (a) is registered under the 1940 Act as a closed-end management investment company, and (b) invests substantially all of its assets in the Master Fund and (ii) the performance information for funds managed by Blackstone Alternative Asset Management L.P. (“BAAM”), the investment adviser to the Fund and the Master Fund, that have an investment program substantially the same as the Fund and the Master Fund (“Similar Funds Performance Information”). The Similar Funds Performance Information is not the performance record of the Fund or the Master Fund and should not be considered a substitute for the Fund’s or the Master Fund’s own performance. Past returns are not indicative of future performance.

BAAM acts as investment adviser to other funds that have investment objectives, policies and strategies that are substantially similar to those of the Fund and Master Fund. The Similar Funds Performance Information is provided to illustrate the past performance of BAAM in managing substantially similar funds; it does not represent the performance of the Fund or of the Master Fund. We have stated below the average annual total return information over the one-, five-, and ten-year period ended March 31, 2013 for the other funds, which represents all substantially similar funds managed by BAAM (including Blackstone Alternative Alpha Fund) (“Similar Funds”), as well as calendar year returns, monthly returns, and certain historical statistics. The average performance information of the Similar Funds is presented as a composite that represents an average of the total returns of each fee-paying share class of each Similar Fund, calculated by asset weighting individual share class Similar Fund returns, using beginning of month values. Annual and annualized returns are calculated by geometrically linking the monthly returns. A Similar Fund’s returns are typically included in the composite following one full calendar month of operation.

The returns of share classes of the Similar Funds that do not pay any fees have been excluded from the composite; the returns of fee-paying share classes of the Similar Funds are shown net of the actual fees and expenses incurred by the Similar Funds. The fees and expenses of the Fund and the Master Fund may be higher than those of the Similar Funds’ share classes reflected in the composite; had all of the Similar Funds’ performance records reflected the fees and expenses of the Fund and the Master Fund, the Similar Funds’ performance may have been lower. Returns are calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses.

The Similar Funds (with the exception of the Blackstone Alternative Alpha Fund) are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If all of the Similar Funds had been registered under the 1940 Act, their returns might have been lower. Although the Fund, the Master Fund and the Similar Funds have substantially the same investment programs, as is discussed in Conflicts of Interest, the Fund and the Master Fund will not necessarily make the same investments as the Similar Funds, so that the investment performance of the Fund, the Master Fund and the Similar Funds will differ in the future.

Annualized Returns (Ending March 31, 2013)

	1 Year	5 Year	10 Years
Blackstone Alternative Alpha Fund (Inception Date April 2, 2012)	8.4%	N/A	N/A
Similar Funds	9.6%	3.8%	7.0%
HFRI Fund of Funds Composite Index	4.8%	-0.2%	3.9%
HFRI Equity Hedged Index	5.5%	2.1%	6.4%
S&P 500 Total Return	14.0%	5.8%	8.5%

Calendar Year Returns

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Similar Funds	0.7%	8.9%	7.2%	12.5%	9.2%	19.2%	-20.2%	15.0%	9.1%	-0.1%	10.9%
HFRI Fund of Funds Composite Index	1.0%	11.6%	6.9%	7.5%	10.4%	10.3%	-21.4%	11.5%	5.7%	-5.7%	4.8%
HFRI Equity Hedged Index	-4.7%	20.5%	7.7%	10.6%	11.7%	10.5%	-26.7%	24.6%	10.5%	-8.4%	7.4%
S&P 500 Total Return	-22.1%	28.7%	10.9%	4.9%	15.8%	5.5%	-37.0%	26.5%	15.1%	2.1%	16.0%

Historical Statistics (For the ten year period ended March 31, 2013)

	Annualized Performance	Standard Deviation	Sharpe Ratio	Maximum Drawdown
Similar Funds	7.0%	6.5%	0.82	-21.3%
HFRI Fund of Funds Composite Index	3.9%	5.6%	0.39	-22.2%
HFRI Equity Hedged Index	6.4%	8.8%	0.53	-30.6%
S&P 500 Total Return	8.5%	14.8%	0.46	-50.9%

Monthly Returns of the Similar Funds (Ending March 31, 2013)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2002	0.5%	0.1%	-0.9%	0.8%	0.7%	-1.1%	-1.0%	0.8%	0.5%	0.2%	-0.6%	0.8%	0.7%
2003	0.9%	0.7%	0.2%	1.2%	1.3%	0.5%	0.0%	1.0%	-0.2%	2.0%	0.6%	0.5%	8.9%
2004	2.3%	1.9%	0.3%	-1.1%	-0.2%	-0.7%	-1.7%	-0.2%	1.0%	1.4%	2.5%	1.5%	7.2%
2005	0.2%	1.6%	-0.5%	-1.1%	2.4%	1.8%	2.8%	1.0%	1.3%	-2.1%	3.3%	1.3%	12.5%
2006	3.4%	0.4%	1.8%	1.5%	-3.6%	-1.3%	-0.5%	1.6%	1.0%	1.6%	2.5%	0.6%	9.2%
2007	1.8%	0.8%	1.8%	1.9%	2.8%	0.7%	1.7%	-0.2%	2.1%	3.1%	-0.0%	1.2%	19.2%
2008	-2.2%	1.9%	-2.4%	2.1%	2.1%	-1.6%	-2.5%	-0.8%	-9.1%	-5.9%	-2.1%	-1.3%	-20.2%
2009	1.6%	0.6%	0.2%	0.3%	3.5%	0.8%	1.5%	1.1%	1.7%	-0.2%	1.9%	1.1%	15.0%
2010	-0.5%	1.0%	1.9%	0.2%	-2.3%	-1.5%	2.0%	-0.0%	3.5%	1.9%	0.3%	2.3%	9.1%
2011	-0.1%	1.4%	0.6%	1.3%	0.1%	-0.4%	-0.4%	-3.0%	-3.2%	4.3%	-0.1%	-0.4%	-0.1%
2012	3.1%	2.3%	1.3%	0.0%	-1.6%	0.1%	0.9%	1.5%	1.4%	-0.3%	1.1%	0.9%	10.9%
2013	3.1%	0.3%	2.1%										5.5%

HFRI Fund of Funds Composite Index is an unmanaged equal-weighted index representing funds of hedge funds that invest with multiple managers focused on absolute return strategies. The Index includes funds of hedge funds tracked by Hedge Fund Research, Inc. and is revised several times each month to reflect updated fund of hedge fund return information. The Index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies. There are no asset-size or track record length minimum requirements for inclusion in the Index. The Index reflects actual fees and expenses charged by the hedge funds included in the index.

HFRI Equity Hedge Index is an unmanaged equal-weighted index representing hedge funds tracked by Hedge Fund Research, Inc. that have an equity hedge strategy. Equity hedge strategies invest in both long and short positions in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The Index is revised several times each month to reflect updated hedge fund return information. The Index is a proxy for the performance of the universe of funds of hedge funds focused on equity hedged strategies. There are no asset-size or track record length minimum requirements for inclusion in the Index. The Index reflects actual fees and expenses charged by the hedge funds included in the index.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of common stock performance that includes 500 U.S. stocks representing all major industries. Returns are denominated in USD and include dividends. The index returns are provided by Bloomberg.

The volatility of the indices presented may be materially different from that of the performance of the Fund and the Similar Funds. In addition, the indices employ different investment guidelines and criteria than the Fund and the Similar Funds; as a result, the holdings in the Fund and the Similar Funds may differ significantly from the securities that comprise the indices. The indices allow for comparison of the Fund’s and the Similar Funds’ performance with that of well-known, appropriate, and widely recognized market indices; the market indices are not intended to be reflective or indicative of the Similar Funds’, the Fund’s or the Master Fund’s performance. A summary of the investment guidelines for the indices presented are available upon request.

Maximum Drawdown: Reflects the maximum amount that a fund has lost from its peak. A fund is said to be “underwater” when the net asset value (NAV) is less than peak NAV. A peak occurs when the NAV reaches a new high and a drawdown ends when the NAV stops declining (reaches a trough). The size of a drawdown is one indication of an investment’s financial risk and is usually quoted as a percentage of performance between NAV peak and trough.

Sharpe Ratio: Measures risk-adjusted return as a ratio of returns to risk. The Sharpe ratio (i) is used to express how much return is achieved for the amount of risk taken in an investment and (ii) may be used to compare hedge funds with similar return characteristics. The higher a Sharpe ratio, the less risk is taken per unit return. The Sharpe ratio formula is the (investment return less the risk free return) divided by the standard deviation of the investment.

Standard Deviation: Standard deviation is a measure of volatility, or how far returns stray from the mean. It is a historical measure of the variability of return earned by an investment. The higher the standard deviation, the larger the variance of returns and the greater the financial risk. Low volatility means the returns are tightly clustered around the mean return and higher volatility means the returns are dispersed at greater distances from the mean.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JUNE 19, 2013

PROSPECTUS

BLACKSTONE ALTERNATIVE ALPHA FUND II

Advisor Class III shares of beneficial interest

[June     , 2013]

Blackstone Alternative Asset Management L.P. (“BAAM”)

Investment Manager

Blackstone Alternative Alpha Fund II (the “Fund”) is a recently formed Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund intends to pursue its investment objective by investing substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund. The Master Fund in turn intends to invest its assets, directly or indirectly, in investment partnerships, managed funds, and other investment funds, which may include investment funds commonly referred to as “hedge funds” (collectively, “Investment Funds”), managed by outside parties, that invest in or trade in a range of investments that is without limit but may include equities and fixed income securities, currencies, derivative instruments (including, but not limited to, futures and forward contracts, swaps, and call and put options), and commodities. See “Investment Objective and Strategies” below. The Investment Funds in which the Master Fund invests are subject to special risks. See “Risks Arising from Investment Activities of the Investment Funds.” Through its investment in the Master Fund and the Master Fund’s investment in Investment Funds, the Fund could be considered to be the type of fund commonly referred to as a “fund of hedge funds.”

The Fund’s shares of beneficial interest (the “Shares”) will be offered in multiple classes. This Prospectus applies only to the offering of Advisor Class III Shares (“Advisor Class III Shares”). Advisor Class III Shares will be offered during an initial offering period at the offering price, which is $1,000 per share, and they are expected to be offered on a continuous basis thereafter at net asset value per share, as described in this Prospectus. The Fund will not commence investment operations until the termination of the initial offering period. The Fund has registered under the Securities Act of 1933, as amended, $250,000,000 in Shares for sale under the registration statement to which this Prospectus relates. No person who is admitted as a shareholder of the Fund (an “Investor”) will have the right to require the Fund to redeem any Advisor Class III Shares and the Advisor Class III Shares will have very limited liquidity, as described in this Prospectus.

	Price to Public	Proceeds to the Fund(2)
Per Advisor Class III share(1)	At Current NAV	Amount Invested at Current NAV
Total	Up to $250,000,000	Up to $250,000,000(3)

(1)

The Advisor Class III Shares will be offered during an initial offering period at the offering price, which is $1,000 per share, and they are expected to be offering on a continuous basis thereafter at the then current net asset value (“NAV”) per share, which will vary. The Advisor Class III Shares are not subject to a sales load. The initial offering period is scheduled to terminate on or about August 1, 2013, or such earlier or later date as the Fund’s Board of Trustees may determine. The Fund will not commence investment operations until the termination of the initial offering period. See “Subscription for Shares – The Offering” below.

(2)

The Fund estimates that the combined organizational and initial offering costs of the Fund will equal approximately $388,000. These expenses will be paid initially by BAAM. The Fund has agreed to repay these amounts, when and if requested by BAAM, but only if and to the extent that the Fund’s Specified Expenses (and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% (annualized) during the three year period ending March 31, 2016. See “Management of the Fund – Expense Limitation Undertaking” below.

(3)	Total proceeds to the Fund assume the sale of all Shares registered under this registration statement.

Blackstone Advisory Partners L.P. (the “Distributor”) acts as the distributor for the Advisor Class III Shares and serves in that capacity on a best efforts basis, subject to various conditions.

If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund, as amended from time to time (the “Declaration of Trust”).

Investments in the Fund may be made only by “Eligible Investors” as defined in this Prospectus. See “Subscription for Shares—Eligible Investors.”

Investment in the Fund involves a high degree of risk and should be considered a speculative investment that entails substantial risks, including but not limited to:

•	Loss of capital.

•	The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop.

•	The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust.

•

Although the Fund may offer to repurchase Shares (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund.

•

Unlike open-end management investment companies (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an Investor’s option. As a result, an Investor may not be able to sell or otherwise liquidate his or her Shares. See “Risks Associated with BAAM and the Operation of the Fund – Liquidity Risks.”

•	The Fund invests in the Master Fund as part of a master-feeder arrangement in which the Fund and the Master Fund are separate closed-end funds. The Fund is not a separate series of the Master Fund.

•	The Shares are appropriate only for Investors who can tolerate a high degree of risk and do not require a liquid investment.

•	The Investment Funds in which the Master Fund invests may pursue various investment strategies and are subject to special risks.

•	Investment in the Shares is speculative and there is no guarantee that the Fund will achieve its investment objective.

This Prospectus sets forth concisely information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated [June     , 2013], has been filed with the U.S. Securities and Exchange Commission (“SEC”). The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 68 of this Prospectus. You can request a copy of the SAI, and the Fund’s annual and semi-annual reports (when they are available), without charge by writing to or calling Citi Fund Services Ohio, Inc., the Fund’s transfer agent (the “Transfer Agent”) at 1-888-386-9490. You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You can obtain the SAI, material incorporated by reference herein and other information about the Fund, on the SEC’s website (http://www.sec.gov). Additionally, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund may be found under “Closed-End Funds” on BAAM’s website (http://www.blackstone.com) (click on the “Our Businesses” tab). This reference to BAAM’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate BAAM’s website into this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No broker-dealer, salesperson, or other person is authorized to give an Investor any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.

There is no minimum number of Shares (by all Investors in aggregate) required to be purchased in the initial offering or any subsequent offering. Amounts received from potential Investors in the Fund will be held in a non-interest bearing escrow account pending the admission of Investors to the Fund.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective Investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective Investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus is [June     , 2013].

BLACKSTONE ALTERNATIVE ALPHA FUND II

Advisor Class III Shares

Summary of Terms

This is only a summary and does not contain all of the information that a prospective Investor should consider before investing in the Advisor Class III Shares of Blackstone Alternative Alpha Fund II (the “Fund”). Before investing, a prospective Investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective Investor.

The Fund:

Blackstone Alternative Alpha Fund II is a newly formed Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund intends to invest substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”).

The Fund is offering shares of beneficial interest (the “Shares”). The Fund has been granted exemptive relief permitting it to offer multiple classes of shares with different terms and conditions. This Prospectus offers only Advisor Class III Shares. The fees and expenses of other classes of Shares may vary from those of the Advisor Class III Shares (which may affect performance) and will be offered under a different prospectus or prospectuses. All Advisor Class III Shares will be sold in large minimum denominations solely to high net worth individual and institutional investors, and will be restricted as to transfer. (See “Subscription For Shares.”)

The Master Fund:

Blackstone Alternative Alpha Master Fund is a Massachusetts business trust that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund has the same investment objective and substantially the same investment policies as the Fund. The Master Fund may have investors in addition to the Fund from time to time that may (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Fund.

Investment Objective:

The Fund’s (and the Master Fund’s) investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. There can be no assurance that the Fund (or the Master Fund) will achieve its objective. The investment objective is not fundamental and the Fund’s board of trustees (the “Board” or the “Board of Trustees” and each member, a “Trustee”) may change the Fund’s (or the Master Fund’s) investment objective without shareholder (“Investor”) approval.

Investment Strategy:

Through its investment in the Master Fund, the Fund is a “fund of funds” that provides a means for investors to participate in investments in various Investment Funds (as defined below). The Master Fund pursues its investment objective by investing, directly or indirectly through the Subsidiary (as defined below), in non-traditional or “alternative” strategies by investing in investment partnerships, managed funds, and other investment funds, which may include investment funds commonly referred to as “hedge funds” (“Investment Funds”), generally managed by outside parties (the “Portfolio Managers”), that invest in or trade in a range of investments that is without limit but may include equities and fixed income securities, currencies, derivative instruments (including, but not limited to, futures

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and forward contracts, swaps, and call and put options), and commodities. Although the Master Fund will obtain exposure to a variety of alternative strategies, it expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies. See “Investment Objective and Strategies.” In addition, the Master Fund may, under limited circumstances, invest or trade, directly in securities and financial instruments for hedging purposes and/or pursuant to investment advice of discretionary or non-discretionary managers (as defined below).

Through its investment in the Master Fund, the Fund offers its shareholders (“Investors”) the following potential features: the spreading of risk across a number of investment strategies, Portfolio Managers, Investment Funds, and markets; professional identification, researching, interviewing, evaluation, selection, and monitoring of the services of a select group of non-traditional asset fund managers; the ability to invest with Portfolio Managers who may be generally unavailable to new investors or who require a minimum account size that is higher than most individual investors would be willing or able to commit to; and administrative convenience.

The Master Fund may invest a portion of its assets (but not more than 25%) in a wholly-owned and controlled subsidiary (the “Subsidiary”) of the Master Fund formed under the laws of the Cayman Islands. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. BAAM expects to invest the Subsidiary’s assets in various Investment Funds.

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of borrowings (if any) for investment purposes, will be invested, directly or indirectly through the Subsidiary, or held pending investment in, Investment Funds.

Risk Factors:

An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Risks of investing in the Fund include:

•         Investors may lose capital.

•         The Fund is newly formed and has no operating history, and the Master Fund is recently organized and has limited operating history. The Portfolio Managers, in some cases, also may be newly organized or have only limited operating histories upon which their performance may be evaluated.

•         It is expected that Investors in Advisor Class III Shares will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level) and a single layer of incentive fees (at the Investment Fund level). The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. Expenses exist at the Fund level, the Master Fund level and the Investment Fund level.

•         Shares will not be traded on any securities exchange or other market and are subject to restrictions on transfer.

•         The Master Fund’s, and therefore the Fund’s, performance

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depends upon the performance of the Portfolio Managers and selected strategies, the adherence by the Portfolio Managers to their selected strategies, the instruments used by the Portfolio Managers, and BAAM’s ability to select Portfolio Managers and strategies and to successfully allocate Master Fund assets among the Portfolio Managers.

•        Identifying the appropriate Portfolio Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that are identified as attractive opportunities.

•        BAAM will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect BAAM’s ability to accurately value the Master Fund’s shares. In most cases, BAAM has little or no means of independently verifying this information.

•        The Master Fund is classified as a “non-diversified” investment company. A non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers than a “diversified” fund. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

•        The net asset value of the Master Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Master Fund would realize on withdrawing its investments from the Investment Funds (as used herein, references to the withdrawal of an investment in an Investment Fund should be read to include a redemption of an investment in, or withdrawal from, an Investment Fund as appropriate in light of the organizational structure of the Investment Fund). This could adversely affect Investors whose Shares are repurchased as well as new Investors and remaining Investors.

•        Many of the Master Fund’s assets will be priced, in the absence of a readily available market, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to BAAM, and the price at which purchases and repurchases of Shares are made.

•        Investments in Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Master Fund or the Fund are repurchasing their shares. Some Investment Funds may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Master Fund, from time to time. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected.

•        The Master Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Master

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Fund’s initial investment in an Investment Fund. During this period, the Master Fund may not be permitted to withdraw its investment or only may be able to do so with payment of a fee.

•        Certain Investment Funds may invest a portion of their assets in investments that the Portfolio Managers believe are illiquid, lack a readily assessable market value, or should be held until the resolution of a special event or circumstance (“Special Investments”). Investment Funds generally are permitted to make payment to withdrawing investors in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Master Fund may receive an in-kind distribution of investments, including Special Investments, that are illiquid or difficult to value. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected. In addition, the Fund and Investors could receive distributions in-kind of Special Investments or other investments that are illiquid and difficult to value.

•        Investment Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Master Fund will not be able to avail itself of the protections of the 1940 Act.

•        Investors in the Fund will have no right to receive information about the Investment Funds or Portfolio Managers, and will have no recourse against Investment Funds or their Portfolio Managers.

•        Portfolio Managers may use proprietary investment strategies that are not fully disclosed to BAAM, and which may involve risks under some market conditions that are not anticipated by BAAM.

•        Portfolio Managers may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative.

•        Portfolio Managers may make investment decisions which conflict with each other; for example, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

•        Investors may be exposed to significant indirect indemnification obligations to the Investment Funds, their Portfolio Managers and their third party service providers.

•        Individual Portfolio Managers may invest in highly speculative strategies, which involve significant risk of loss, including, but not limited to, selling securities short, focusing investments in foreign currencies, focusing on emerging markets or investing solely in volatile industry sectors, among others.

•        Portfolio Managers may change their investment strategies (i.e., may experience “style drift”) at any time. Style drift among Portfolio Managers may impair BAAM’s ability to construct and monitor the Master Fund’s portfolio.

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•        Portfolio Managers may invest without limitation in restricted and illiquid securities.

•        Portfolio Managers may invest in below-investment grade debt (so-called “junk bonds”).

•        Portfolio Managers may invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic changes.

•        Portfolio Managers may seek to profit from the occurrence of specific corporate events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Investment Funds’ performance.

•        Portfolio Managers may seek to predict the direction of complex markets, including international securities, foreign currencies, and commodities and may use highly volatile futures contracts and other derivative instruments which may magnify the potential volatility of the Shares.

•        Portfolio Managers may use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors.

•        Performance fees charged by Portfolio Managers may create incentives for Portfolio Managers to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains.

•        Portfolio Managers may focus on a particular industry or industries, which may subject its Investment Fund to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•        Portfolio Managers may focus on securities of non-U.S. issuers, including those located in developing countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

•        Investment Funds may have a high portfolio turnover rate which may result in higher brokerage commissions and, therefore, lower investment returns.

•        Portfolio Managers may use derivatives (including, but not limited to, futures and forward contracts, swaps, and call and put options) for hedging and non-hedging purposes; derivatives can be volatile and illiquid, can be subject to counterparty credit risk, and may entail investment exposure greater than their notional amount.

•        BAAM may have conflicts of interests which could interfere with its management of the Fund. Investments made on behalf of other clients of BAAM may restrict the Master Fund’s ability to purchase or sell certain Investment Funds under applicable law.

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•        A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. A Portfolio Manager’s use of short sales, in certain circumstances, can result in significant losses.

•        The Investment Funds’ portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Portfolio Managers at substantial discounts or losses.

•        As described in this Prospectus, the Master Fund may borrow money (or use leverage) to fund investments in Investment Funds, to satisfy repurchase requests and to obtain investment exposure to various markets or investment styles, which could magnify significantly the potential volatility of the Shares. Although BAAM does not generally intend to operate the Master Fund on a leveraged basis, under some circumstances the Master Fund could be leveraged for an extended period of time.

•        The Master Fund may invest in put options or utilize futures contracts, both of which can be illiquid and subject the Master Fund to counterparty credit risk.

•        The Master Fund intends to purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Master Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Master Fund will not be able to vote to the full extent of its economic interest on matters that require the approval of investors in each Investment Fund, including matters that could adversely affect the Master Fund’s investment.

•        By investing in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as expected and could adversely affect the Master Fund.

•        It may be difficult for the Fund to satisfy the 90% gross income, diversification, and distribution requirements for treatment as a regulated investment company under the Internal Revenue Code (described below), including because of uncertainty with respect to the application of some of the rules to the Fund’s or the Master Fund’s investments. The Fund would almost certainly be unable to satisfy the requirements for treatment as a regulated investment company if the Master Fund were to fail to meet those requirements. Failure to satisfy any one of these requirements could subject the Fund and/or the Master Fund to excise taxes and regular corporate income taxes.

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•       The Master Fund’s intention to qualify as a regulated investment company may in some cases prevent it from taking advantage of attractive investment opportunities or may force it to liquidate investments at disadvantageous times or prices.

An investment in the Fund should be considered a speculative investment that entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

See “Risks.”

Investment Manager (BAAM):

The Blackstone Group L.P. (“Blackstone”), founded in 1985, is one of the world’s leading investment and advisory firms. BAAM, the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. BAAM, a Delaware limited partnership and registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment manager for the Fund and the Master Fund. BAAM is located at 345 Park Avenue, 28th Floor, New York, New York 10154.

BAAM advises many of the world’s largest and most sophisticated investors, including corporate, public and union pension funds, as well as sovereign wealth funds, central banks, insurance companies, high net worth individuals, family trusts, and other institutional investors. As of May 1, 2013, BAAM had approximately $49 billion (unaudited) in assets under management. For more information regarding BAAM, see “Management of the Fund—BAAM.”

Each investment with a hedge fund manager is the culmination of BAAM’s investment decision-making process, which is based on rigorous evaluations (incorporating, among other things, in-person meetings and assessments) of portfolio managers, a top-down assessment of opportunities across market sectors, and a bottom-up approach to portfolio construction.

BAAM and its affiliates, their individual members and employees, and funds and accounts managed by any of them currently maintain significant proprietary investments, totaling approximately $1.4 billion as of May 1, 2013, in privately offered funds that have substantially similar investment strategies to the Fund.

Conflicts of Interest:

BAAM devotes to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s activities. Investment activities by BAAM, including the establishment of other investment funds and the provision of advisory services to discretionary or non-discretionary separate accounts, may give rise to conflicts of interest. BAAM and its affiliates may also engage in business activities unrelated to the Fund that create conflicts of interest. See “Conflicts of Interest.”

Management Fee:

In light of BAAM’s arrangements with the Master Fund and the fact that the Fund will seek to achieve its investment objective by investing substantially all of its assets in the Master Fund, BAAM will not charge the Fund a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the

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Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and Master Fund. On a quarterly basis the Master Fund will pay BAAM a management fee (the “Management Fee”) in arrears that will accrue monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to any purchases or repurchases of Master Fund shares or any distributions by the Master Fund.

Investor Eligibility:

Advisor Class III Shares will be sold only to persons who are “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). These persons are referred to as Eligible Investors in this Prospectus. See “Subscription for Shares—Eligible Investors.”

If they are accredited investors, tax-exempt entities, including investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including employee benefit plans, individual retirement accounts (each an “IRA”), and 401(k) and Keogh Plans, may purchase Advisor Class III Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, BAAM will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes an Investor, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

Clients of Eligible Financial Intermediaries may generally invest in Advisor Class III Shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Advisor Class III Shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums. In addition, investors may, under certain circumstances, be able to purchase Advisor Class III Shares directly from the Fund.

Minimum Investment:

The minimum initial investment in the Fund by an investor is $50,000, and the minimum subsequent investment in the Fund by an investor is $10,000. However, the Fund may waive these requirements in its sole discretion.

Subscription for Shares:

Advisor Class III Shares are being offered during an initial offering period that is scheduled to terminate on or about August 1, 2013, or such earlier or later date as the Board may determine. During the initial offering period, the Advisor Class III Shares will be offered at the offering price, which is $1,000 per share. Advisor Class III Shares subscribed for during the initial offering period will be sold as of August 1, 2013 (or another date established by the Board). The Fund will not commence investment operations until the termination of the initial offering period. The Advisor Class III Shares are expected to be

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offered thereafter on a continuous basis with monthly opportunities for purchases at net asset value per share, as described in this Prospectus. Consult with your selling agent to determine if the initial offering period has terminated. The Fund, in the discretion of the Fund’s Board, may sell Advisor Class III Shares to new investors and may allow existing Investors to purchase additional Advisor Class III Shares, generally as of the first Business Day (a “Business Day” is any day on which the New York Stock Exchange is open for business, and any other day so designated by the Board in its sole discretion) of each month.

During the initial and continuous offerings, the full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the date as of which Advisor Class III Shares are to be issued (the “Effective Date”). Advisor Class III Shares purchased after the initial offering period will be issued at net asset value per share as of the Effective Date. Notice of each Advisor Class III Share transaction will be furnished to Investors (or their financial representatives) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Advisor Class III Shares generally will be available within 30 days after the Effective Date; at that time, the number of Advisor Class III Shares based on that net asset value and each Investor’s subscription amount will be determined and credited to the Investor’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Each prospective Investor must complete the subscription documents, in which the investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent generally must receive the executed subscription documents at least five Business Days before the date as of which Advisor Class III Shares are to be issued.

However, in the Fund’s or BAAM’s discretion, subscription documents received after this deadline may be accepted. For more information regarding minimum investments, see “Subscription for Shares—The Offering.”

Distributor:

The Distributor acts as the distributor of the Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Advisor Class III Shares are not subject to a sales load. The Fund may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.

In addition, BAAM and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Shares or the servicing of Investor accounts.

Distributions; Automatic Dividend Reinvestment Plan:

The Fund pays dividends at least annually in amounts representing substantially all of the net investment income of the Fund, if any, earned each year. The Fund pays substantially all net realized capital gain to Investors at least annually.

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Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares unless an Investor “opts out” (elects not to reinvest in Advisor Class III Shares) or is otherwise ineligible. Investors may opt out by indicating that choice on the subscription documents. Investors may also change their election at any time by contacting the Administrator (as defined below). Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last Business Day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions.

Fund Expenses:

The Fund will bear its own expenses, including but not limited to fees and expenses paid to the Administrator and the custodian; fees and expenses for accounting, brokerage, custody, transfer, registration, insurance, interest, finder’s, its Board of Trustees, legal services, audit services, tax preparation, investment banking, consulting, risk management, research, investment-related due diligence (including related travel) and indemnification; certain technology costs including hardware and software; consulting fees related to the portfolio management and risk management of the Fund; tax and other operational expenses, such as broker-dealer expenses; and extraordinary expenses. The Fund will bear indirectly its pro rata share of the Master Fund’s expenses. The Fund also will bear the expenses incurred in connection with the organization of the Fund and in the offering and sale of its Shares and, indirectly, the costs associated with the organization of the Master Fund and other expenses of the Master Fund, including the Management Fee. As described below under “Management of the Fund—Management Agreement,” BAAM has contractually agreed to waive its fees and/or reimburse expenses of the Fund to limit the amount of the Fund’s “Specified Expenses” (as defined below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses), subject to recapture by BAAM if the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) subsequently fall below 0.35% (annualized) within the three year period after BAAM bears the expense.

Master Fund Expenses:

The Master Fund will bear its own fees and expenses, including the Management Fee. It also pays fees and expenses incidental to the purchase, holding and sale of interests in, and bears a pro rata share of the fees, including, but not limited to, any commitment fees, and expenses of, any Investment Fund and recurring investment expenses, including custodial costs, brokerage costs and interest charges with respect to investments and any other expenses which the Board of Trustees determines to be directly related to the investment of the Master Fund’s assets, including investment-related due diligence expenses (including, but not limited to, travel expenses). These expenses are indirectly borne, on a pro rata basis, by the Fund, and therefore also by the Investors.

Repurchases:

The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be available only through limited tender offers described below. An investment in the

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Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks.”

No Investor will have the right to require the Fund to redeem Shares and you will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. However, the Fund may from time to time offer to repurchase a portion of its outstanding Shares pursuant to written tenders by Investors.

Repurchases will be made at such times and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Investors, the Board of Trustees will consider the recommendations of BAAM. BAAM expects that it will recommend to the Board of Trustees that the Fund’s initial Tender Valuation Date (as defined below) be December 31, 2013. Thereafter, BAAM expects that it will generally recommend to the Board of Trustees that the Fund offer to repurchase a portion of the Shares from Investors four times each year, effective March 31, June 30, September 30 and December 31. The Board of Trustees will typically consider the following factors, among others, in making this determination: (i) whether any Investors have requested that the Fund repurchase their Shares; (ii) the liquidity of the Master Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

The Fund generally will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares at or around the same time. It is anticipated that each repurchase offer of the Fund will extend only to a specified portion of the Fund’s net assets (generally, 5–25% of the Fund’s net assets), based upon, among other things, the liquidity of the Master Fund’s assets. Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Shares on the first Business Day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

The Fund may effect a compulsory repurchase of all or a portion of an Investor’s Shares if the Board deems it advisable to do so. See “Repurchases and Transfers of Shares—Forced Redemption.”

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The Fund’s repurchase offers are subject to additional terms, conditions, and restrictions. For more information concerning repurchases, see “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks” and “Repurchases and Transfers of Shares.”

Although the Fund intends to engage in periodic repurchases as described herein, no assurances can be given that such repurchases will occur or that any shares you tender will be repurchased. In the event that the Fund does not at least once during any 24-month period beginning after January 1, 2014 offer to repurchase any of the Shares tendered in accordance with the procedures determined by the Board from time to time, the Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved.

Transferability of Shares:

There is no market for Shares and none is expected to develop. Shares are not assignable or transferable without the prior written consent of the Fund, which may be granted or withheld in its sole discretion. Transfers of Shares effected without compliance with the Declaration of Trust will not be recognized by the Fund.

Valuations:

The Administrator will value the Fund’s assets as of the close of each fiscal period, which generally is expected to be the close of business on the last Business Day of each month, in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and procedures established by the Board of Trustees. The Board may, however, in its sole discretion, elect to use any other period as a fiscal period, and may elect to determine the Fund’s net asset value at any other time. The Fund expects that, in most cases, the Fund will value its assets in accordance with valuations reported by the Master Fund, which in turn will, in most cases, value its assets in accordance with valuations reported by the Portfolio Manager, although the Fund and the Master Fund will have discretion to use other valuation methods. The Administrator and BAAM may not have the ability to assess the accuracy of valuations reported by Portfolio Managers. Also, valuations will be reported to the Master Fund based on interim unaudited financial records of Investment Funds, and will be estimates subject to adjustment. See the section entitled “Determination of Net Asset Value” for more information.

Summary of Tax Matters:

The Fund intends to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to so qualify and be eligible, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements (described below). The Fund also currently expects that the Master Fund will satisfy the requirements to qualify and be eligible to be treated as a RIC. There can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

The Fund will invest substantially all of its assets in the Master Fund, and if the Master Fund were to fail to satisfy the diversification, 90% gross income, or distribution requirement and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement. It may be difficult for the Master Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of the requirements to the Master Fund’s investments. As a result, there can be no assurance that the Fund or the Master Fund will be able to qualify for

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or maintain its status as a RIC. Failure to qualify for or maintain such status could subject the Fund or the Master Fund to regular corporate income taxes.

The Master Fund will invest in Investment Funds that qualify as PFICs (described below), controlled foreign corporations (described below), or partnerships for U.S. federal income tax purposes. Investments of this type will likely require the Master Fund to recognize income or gain in excess of any cash it receives. Thus, to the extent the Master Fund makes such investments, it may be required to sell assets, potentially including such investments, possibly when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), in order to generate the cash necessary to make the distributions required to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in this regard.

Under the Automatic Dividend Reinvestment Plan (described below), Investors may elect to have their dividends on Advisor Class III Shares reinvested in Advisor Class III Shares. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend, as defined below) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

Reports:

The Fund will distribute a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period. Any Investor may request from the Administrator an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Borrowings:

Subject to limitations imposed by the 1940 Act, the Fund and Master Fund (as applicable) may borrow money from time to time. The Fund and Master Fund (as applicable) currently intend (including during their first year of operations) to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing shares of the Fund/Master Fund in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) making any investments in Investment Funds prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments) and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. Although BAAM does not generally intend to operate the Master Fund on a leveraged basis (including during its first year of operations), under some circumstances the Master Fund could be leveraged for an extended period of time. See “Risks Associated With BAAM and the Operation of the Fund—Borrowing by the Fund; Investments are Leveraged.”

Exculpation, Indemnification, etc.

Under each of the Fund’s and the Master Fund’s Declaration of Trust, each of the Fund and the Master Fund has agreed to indemnify each member of its Board of Trustees and its officers (including such persons who serve at the Fund’s or the Master Fund’s request as directors, officers, members, partners, or trustees of another organization in which the Fund or the Master Fund, as applicable, has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all

15

liabilities and expenses, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit, or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

Term:

The Fund will continue indefinitely until the Board determines that it is in the best interests of the Fund to cease operations permanently or the Fund is terminated pursuant to the terms of the Declaration of Trust.

Administrator:

Each of the Fund and the Master Fund has entered into a separate administration agreement (each, an “Administration Agreement”) with Citi Fund Services Ohio, Inc. (the “Administrator”). The Administrator and/or its affiliates are responsible for certain matters pertaining to the administration of the Fund and the Master Fund, including: (a) maintaining corporate and financial books and records of the Fund and the Master Fund, (b) providing administration services, and (c) performing other accounting and clerical services necessary in connection with the administration of the Fund and the Master Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies.

Distributor:	Blackstone Advisory Partners L.P.

Transfer Agent:	Citi Fund Services Ohio, Inc.

Independent Registered Public Accounting Firm:	Deloitte & Touche LLP

Custodian:

Citibank, N.A. (the “Custodian”) acts as custodian to the Fund and the Master Fund pursuant to agreements between the Custodian and each of the Fund and the Master Fund. In furtherance of its duties to the Fund, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Fund.

Fiscal Year:	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

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Summary of Fees and Expenses

This table describes the combined fees and expenses of the Fund and the Master Fund that you will incur (directly or indirectly) if you buy and hold Advisor Class III Shares. Because the Fund has no operating history, many of these expenses are estimates. The direct and indirect expenses associated with investing in a “fund of funds,” such as the investment program provided by the Fund and the Master Fund, are generally higher than those of other types of funds that do not invest primarily in other investment funds. This is because of the expectation that Investors in the Fund will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level), a single layer of incentive fees (at the Investment Fund level), and other expenses at the Fund level, the Master Fund level and the Investment Fund level. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. The fees and expenses charged at the underlying fund level are estimated in the table below under the caption “Acquired Fund Fees and Expenses.” Investors in the Fund will bear indirectly fees and expenses of the Master Fund and fees and expenses of the Investment Funds, both of which are reflected in the following table and the examples below. The Investment Fund fees are described below in the section “Risks Associated with BAAM and the Operation of the Fund—Duplicative Payments and Expenses.”

Shareholder Transaction Expenses:

Maximum Sales Load (as a percentage of the offering price)(1)	None

Maximum Repurchase Fee(2)	2.00%

Annual Expenses (as a percentage of net assets of the Fund attributable to Advisor Class III Shares):

Management Fee(3)	1.25%

Other Expenses(4)	0.32%

Acquired Fund Fees and Expenses(5)	5.83%

Total Annual Expenses	7.40%

Fee Waiver and/or Expense Reimbursement(6)	0.00%

Total Annual Expenses After Fee Waiver/Expense Reimbursement	7.40%

(1)

The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Fund may be offered through other brokers or dealers (selling agents) that have entered into selling agreements with the Distributor.

(2)

Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

(3)

The management fee is payable by the Master Fund, but will be borne indirectly by Investors as a result of the Fund’s investment in the Master Fund. The Fund’s contractual investment management fee rate under its investment management agreement (the “Investment Management Agreement”) with BAAM is 1.25%; however, pursuant to its Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by BAAM to the Fund and the Master Fund.

(4)

“Other Expenses” are estimated based on Fund net assets of $200 million and anticipated expenses for the first year of the Fund’s operations and the Fund’s pro rata share of the Master Fund’s anticipated expenses during the first year of the Fund’s operations, and includes professional fees and other expenses, including, without limitation, offering costs, administration fees, investor servicing fees, custody fees, trustee fees, insurance costs, financing costs (resulting from credit facilities used as bridge financing for portfolio management purposes, not to leverage investments) and other expenses that the Fund will bear directly and indirectly through the Master Fund.

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(5)

Includes estimated fees and expenses of the Investment Funds in which the Master Fund intends to invest based upon estimated net assets of the Master Fund of $300 million. Some or all of the Investment Funds in which the Master Fund intends to invest charge incentive fees or allocations based on the Investment Funds’ earnings. The Investment Funds in which the Master Fund intends to invest generally charge between 10% and 30% of net profits as an incentive fee or allocation. The fees and expenses in the table above were estimated by incorporating actual historical management fees and fund expenses and by applying actual incentive fee rates to the realized fund performance as included in the audited financial statements for the most recent fiscal year for each of the Investment Funds in which the Master Fund intends to invest. Actual such amounts incurred by the Master Fund may be substantially higher or lower because the performance of the Investment Funds may fluctuate and the Master Fund may invest in different Investment Funds from time to time.

(6)

Through March 31, 2016, BAAM has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s “Specified Expenses” including the Fund’s pro rata share of the Master Fund’s Specified Expenses will not exceed 0.35% (annualized). The Fund has agreed to repay these amounts, when and if requested by BAAM, but only if and to the extent that Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% (annualized) within the three year period after BAAM bears the expense. This arrangement cannot be terminated prior to March 31, 2016 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund or Master Fund with the exception of (i) the Management Fee; (ii) the Distribution and/or Service Fee (as applicable), (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). See “Management of the Fund—Expense Limitation Undertaking” below.

Example:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$73.98	$233.21	$408.77	$930.47

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund.”

The “Example” is based on the expenses set forth in the table above and should not be considered a representation of the Fund’s future expenses. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase. Similarly, if the Investment Funds’ actual net rates of return exceed 5%, the dollar amounts could be significantly greater as a result of the Investment Funds’ performance-based fees.

Privacy Policy

This privacy policy sets forth BAAM’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective Investors and former investors of investment funds managed by BAAM. These policies apply to individuals only and are subject to change.

BAAM collects nonpublic personal information about Investors from the information it receives in subscription agreements and information relating to an Investor’s transactions with BAAM.

BAAM does not disclose any nonpublic personal information about the Investors to anyone other than (i) fund administrators and other service providers as necessary in order to service each BAAM Investor’s investment with BAAM, (ii) The Blackstone Group L.P. and its affiliates (collectively, “TBG”) in order to determine the Investor’s eligibility for services offered by TBG, and (iii) as permitted by law.

An Investor may limit the extent to which BAAM shares the Investor’s personal information with TBG by calling 1-888-386-9490. BAAM is required to share the Investor’s personal information with TBG in order to determine the Investor’s eligibility for investment services offered by TBG. However, BAAM still may share such personal

18

information with TBG as necessary to service such Investor’s investment with BAAM or under other circumstances permitted by law. TBG also may market investment services to Investors where TBG has its own relationship with an Investor. Once an Investor has informed BAAM about his or her privacy preferences, they will remain in effect until the Investor notifies BAAM otherwise.

It also may be necessary under anti-money laundering and similar laws to disclose information about Investors in order to accept subscriptions from them. BAAM also will release information about Investors if compelled to do so by law in connection with any government request or investigation, or if any Investors direct BAAM to do so.

Information Safeguarding Policy

Except as otherwise expressly provided above, BAAM restricts access to nonpublic personal information about Investors to its employees and agents who need to know the information to enable BAAM to service the Investors. BAAM maintains physical, electronic and procedural safeguards to guard each Investor’s nonpublic personal information.

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Use of Proceeds

The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund intends to invest substantially all of its assets in the Master Fund.

Although the Fund intends to invest substantially all of its assets in the Master Fund, it may withdraw from the Master Fund and may invest directly in Investment Funds under certain circumstances, including but not limited to circumstances in which investors other than the Fund acquire control of the Master Fund, in which case the Fund would be subject directly to the risks described in this Prospectus. See “Investment Objective and Strategies” and “Risks.”

Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund’s and the Master Fund’s investment objective and principal strategies, the Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, forward contracts, currency options and interest rate swaps, caps and floors for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date, or (vii) for any other reason that BAAM deems appropriate.

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Investment Objective and Strategies

Investment Objective

The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund’s investment objective is not fundamental and can be changed by the Board of Trustees without shareholder approval.

Investment Strategy

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. The Master Fund generally intends to allocate its investments among a number of Portfolio Managers, Investment Funds, markets, trading styles, and asset categories to seek to produce attractive returns. In addition, the Master Fund may, under limited circumstances, invest or trade directly in securities and financial instruments for hedging purposes. There are no limitations on the amount of the Master Fund’s assets that BAAM may invest in any market, trading style, or asset category. However, the 1940 Act and the Code may impose limits and restrict BAAM’s ability to invest the Master Fund’s assets in any one Portfolio Manager or in any one Investment Fund.

The Master Fund’s principal investment strategy is to allocate its capital among a select group of independent managers whose investment strategies involve the application of non-traditional methods of investing. BAAM has managed “multi-manager” funds since 1990 and has developed a robust process for evaluating, selecting, and monitoring outside managers. BAAM devotes significant resources to its due diligence and evaluation efforts with the goal of identifying Portfolio Managers with investment styles and strategies that BAAM believes may assist the Master Fund and the Fund achieve their investment objectives. BAAM currently intends to generally consider the following factors as part of its Portfolio Manager screening process for the Master Fund, although the factors considered from time to time or with respect to any one or more Portfolio Managers may vary and may include only some or none of the factors listed below or other factors that are not listed below.

Attractive Long-Term Risk-Adjusted Investment Performance: BAAM seeks to choose non-traditional Portfolio Managers that it believes will produce attractive long-term risk-adjusted performance returns over a full market cycle.

Skilled Application of Non-Traditional Investment Techniques: BAAM believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. The Master Fund generally invests its funds with Portfolio Managers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

Opportunistic Approach to Investing: Among the Portfolio Managers sought out by the Master Fund are “opportunistic” managers who are willing to make substantial investments based on the direction the Portfolio Manager anticipates a particular market, markets or individual securities will take. In many cases, these managers make “directional investments” and frequently use substantial leverage to attempt to produce attractive returns. While the Master Fund expects periods when Portfolio Managers using non-traditional techniques will produce returns that greatly exceed the returns from more traditional investment strategies, the Master Fund also expects periods when such managers may produce significant losses and returns that fall short, in some cases significantly short, of those produced by more traditional approaches.

Clearly Defined Investment Philosophy: BAAM’s experience is that understanding a Portfolio Manager’s investment philosophy not only allows a better understanding of that Portfolio Manager’s expected rate of return, but it will also advance the Master Fund’s overall portfolio construction. Generally, the more clearly defined the investment philosophy, the more comfortable BAAM is with its decision to invest the Master Fund’s assets with a given Portfolio Manager.

Management Stability and Committed Investment Professionals: BAAM believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

Ongoing Monitoring: Once selected, the performance of each Portfolio Manager is regularly reviewed, and new Portfolio Managers are identified and considered on an on-going basis. In addition, the allocation of the Master Fund’s assets among Portfolio Managers, approaches and styles will be regularly monitored and, when required by performance results or changing economic conditions, adjusted.

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The Master Fund intends to invest in specialist Investment Funds that pursue distinct investment strategies. Although the scope of Investment Funds’ strategies is wide and new strategies in which the Master Fund may invest may emerge in the future, the target strategies of the Master Fund presently include, but are not limited to, the following strategies. The Master Fund expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies (and in particular, equity long/short strategies).

Equity Long/Short Strategies: “Equity long/short,” also known as “equity hedge,” strategies combine core long and short positions in stocks, stock indices, or derivatives related to the equity markets. Equity long/short Portfolio Managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions. Equity long/short strategies may have particular areas of focus, such as, among others, the following:

Diversified Sector: Diversified sector equity long/short Portfolio Managers invest in a number of industry sectors.

Sector Specific: Sector specific equity long/short Portfolio Managers invest in specific industry sectors, such as, among others, technology, healthcare and financial industries.

Activist: Activist equity/long short Portfolio Managers invest in securities of companies which are the subject of company-specific or transaction-specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations, and share buybacks.

Additional Strategies: The Master Fund also currently intends to invest in Investment Funds that may invest in some or all of the equity long/short strategies described above and/or additional strategies such as, among others, one or more trading-oriented, event-driven and relative value strategies:

Trading-Oriented: Trading-oriented Portfolio Managers may use a variety of strategies, such as, among others, the following:

•

Macro: A global macro trading strategy involves investing in equity, fixed-income, foreign exchange or commodity markets around the world. Macro Portfolio Managers focus on underlying macroeconomic fundamentals in developing their investment theses. Monetary policy shifts, fiscal policy shifts, gross domestic product growth or inflation all may be considered in developing a market view. Portfolio Managers establish opportunistic long or short market positions to seek to benefit from anticipated market moves. Macro players tend to make significant use of derivatives and leverage.

•

Discretionary: A discretionary trading strategy is similar to a global macro strategy in that it involves constructing long and short market positions around fundamental macro-economic or technical views. The primary distinction is that this strategy tends to be more focused on one or two subsets of global capital markets. For example, a discretionary Portfolio Manager may focus on foreign exchange and bond trading in the Group of Ten (G10) markets. Other Portfolio Managers in this category may focus on less efficient markets, such as base metals, where they believe that it is possible to maintain an information edge over the market. Discretionary Portfolio Managers tend to make significant use of derivatives and leverage.

•

Systematic: This trading strategy generally involves the trading of listed financial or commodity futures and interbank currencies in markets around the world. Systematic Portfolio Managers tend to utilize sophisticated technical models to analyze price and market data to identify trends across a broad range of markets. Derivative instruments may be used by systematic Portfolio Managers to leverage their portfolios.

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Emerging Markets: This strategy involves investment in the equity, fixed-income or currency markets of less developed countries. The liquidity and market capitalization of emerging markets is very limited. As a result, financial instruments in these markets tend to be correlated to each other. Short-term capital flows can be volatile and can cause emerging markets to move up together and, when flows reverse, to fall in unison. Governments in some emerging markets have manipulated markets to squeeze out short sellers, and have periodically imposed structural impediments to short selling. This can often make short selling difficult for Portfolio Managers who want to control downside risk in adverse market environments. As a consequence, most emerging market Portfolio Managers tend to have a long bias to equities. Investment Funds in the emerging markets trading category tend to make significant use of derivatives and leverage.

Event Driven. “Event driven” trading strategies seek to earn excess return through the purchase and sale of securities based on anticipated outcomes of company-specific or transaction-specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations, and share buybacks. Event Driven strategies include, among others, the following:

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Risk (Merger) Arbitrage: Merger arbitrage Portfolio Managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the anticipated outcome of a potential merger.

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Distressed Securities: Distressed securities Portfolio Managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related transactions).

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High Yield: High yield Portfolio Managers generally invest in bonds and preferred securities offering a higher rate of interest or dividends and which are rated in lower rating categories by various credit rating agencies.

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Special Situations: Special situations Portfolio Managers seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or a significant alteration in the company’s strategy or product mix.

Relative Value. Relative value includes a range of different investment strategies. These strategies focus on generating profits by exploiting the difference in price between related instruments (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Generally, relative value Portfolio Managers buy a position in one instrument and sell an equivalent amount of another instrument with the expectation, often based on mathematical analysis, that the prices of the two instruments are not only historically related but also that they have deviated from their historical trading patterns. Profits may be generated if this unusual price deviation diminishes, and the prices of the two related instruments return to their historical trading patterns. The Investment Funds may utilize, among others, the following relative value strategies:

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Equity Market Neutral/Statistical Arbitrage: Equity market neutral strategies seek to generate profits through the successful selection of equity securities while reducing the effects of market-wide or, in some cases, industry or sector-wide price movements by simultaneously taking long and short positions in or with respect to “matched” equities in approximately equal volumes. Statistical arbitrage is a relative value, “systematic” (meaning largely automated) trading strategy that seeks to exploit short-term and long-term relationships among stock prices and volatility.

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Long/Short Credit: Long/short credit strategies seek to generate profits through the successful selection of credit securities while reducing the effects of market-wide or, in some cases, industry or sector-wide price movements.

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Convertible Arbitrage: Convertible arbitrage strategies generally involve the simultaneous purchase and short sale of issues of the same issuer. Often, the arbitrage involves the purchase of a convertible bond issued by the issuer and the short sale of that issuer’s common stock. Convertible bonds are vulnerable to market risk, and, as to the issuers of the bonds selected for investment, there is risk of bankruptcy or significant credit risk. Portfolio Managers may also seek to either hedge out or take on additional credit risk and interest rate risk.

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Fixed Income Arbitrage: Portfolio Managers using fixed income arbitrage strategies analyze a variety of fixed income securities across several markets. These strategies seek to exploit pricing inefficiencies between related fixed income securities, while neutralizing exposure to interest rate risk. Losses may be incurred from spread positioning due to price differentials. Fixed income arbitrage Portfolio Managers tend to utilize significant amounts of leverage, take both long and short positions, and employ options, futures and other derivative strategies. Portfolio Managers using this strategy also may trade various mortgage securities. These securities and derivatives may further increase the leverage in the Investment Funds.

The descriptions above reflect BAAM’s current expectations regarding the strategies that will be used by the Investment Funds in which the Master Fund plans to invest. A Portfolio Manager has significant latitude when managing an Investment Fund it oversees and the Portfolio Manager could make changes to the strategy used by an Investment Fund, or the way the strategy is implemented, while the Master Fund is invested in the Investment Fund.

The Master Fund may invest a portion of its assets (but not more than 25%) in the Subsidiary. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. BAAM expects to invest the Subsidiary’s assets in various Investment Funds.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, forward contracts, currency options and interest rate swaps, caps, and floors for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities

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markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date, or (vii) for any other reason that BAAM deems appropriate. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure. The Master Fund can use both European-style and American-style options. The Master Fund may purchase and sell both exchange-trade and over-the-counter options.

Non-Fundamental Investment Policy

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of any borrowings (if any) for investment purposes, will be invested, directly or indirectly through the Subsidiary, or held pending investment in, Investment Funds. The forgoing policy is not a fundamental policy and may be changed by the Board of Trustees of the Master Fund without the approval of any direct shareholders of the Master Fund or the approval of the Investors; however, the Master Fund and the Fund intend to provide Investors with at least 60 days’ written notice of any change to such policy.

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Risks

The sources of risk and return may vary from strategy to strategy. If an investment strategy is included in the Master Fund’s portfolio, it may be represented by investments in more than one Investment Fund. The following descriptions of investment strategies and related risks are not intended to be complete explanations of the strategies described and the related risks, and do not include all possible investment strategies or methods that Investment Funds may use.

Investment in the Fund involves a high degree of risk. The Shares are suitable for investment only by sophisticated individuals and institutions for which an investment in the Fund does not represent a complete investment program and who fully understand and are capable of assuming the risks of an investment in Shares. The following considerations should be carefully evaluated before making an investment in Shares.

Investment and Trading Risks in General

All securities and related investments risk the loss of capital. No guarantee or representation is made that the Fund’s program will succeed. The Master Fund’s investment program includes investments in Investment Funds and the selection of Portfolio Managers to manage the Master Fund’s assets. These Portfolio Managers may utilize such investment techniques as short sales, substantial leverage, securities lending, investments in non-marketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, non-U.S. currency transactions and highly concentrated portfolios, among others, which could under certain circumstances magnify the impact of any negative market or investment developments. More specifically, BAAM seeks out Portfolio Managers who have demonstrated the ability, under certain conditions, to generate returns well in excess of those available from traditional investment opportunities. Many of these Portfolio Managers have also experienced substantial losses in the past over relatively short periods of time. See “Risks Associated With BAAM and the Operation of the Fund—Diversification” below.

General Economic and Market Conditions

The success of the Investment Funds’, and, therefore, the Fund’s, activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Investment Funds’ investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Investment Funds’ investments. Volatility or illiquidity could impair the Fund’s and the Investment Funds’ profitability or result in losses. The Investment Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation.

Systemic Risk

Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund, the Master Fund and the Investment Funds interact on a daily basis.

Risks Associated With BAAM and the Operation of the Fund

Diversification

The Master Fund is classified as a “non-diversified” investment company. A non-diversified fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. There are no limitations on the amount of the Master Fund’s assets that BAAM may invest in any market, trading style or asset category. However, the 1940 Act (as described below) and the Code (see “Tax Considerations” below) may impose limits and restrict BAAM’s ability

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to invest the Master Fund’s assets in any one Portfolio Manager or in any one Investment Fund. Notwithstanding the requirements of the 1940 Act and the Code, the Master Fund’s assets may have focused exposure to one or more particular Portfolio Managers and/or Investment Funds, asset categories, trading styles, or financial or economic markets. In that event, the Fund’s and the Master Fund’s portfolios will be more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of such particular Portfolio Managers, Investment Funds, asset categories, trading styles, or financial or economic markets, than a less focused portfolio would be. For instance, the Master Fund’s expected emphasis on Investment Funds employing equity-based strategies may make the Master Fund (and the Fund) more susceptible to fluctuations in value when economic or market conditions disfavor those strategies.

Although each Investment Fund will typically provide a measure of diversification through its own investment portfolio, to the extent the Master Fund’s assets are focused in a particular Investment Fund, asset category, trading style, or financial or economic market, the Fund’s and the Master Fund’s portfolios will then become more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of that particular Investment Fund, asset category, trading style, or financial or economic market.

The Fund and the Master Fund may invest all or a portion of their assets in cash, money market funds, fixed income securities and similar investments pending investment in Investment Funds or for temporary defensive purposes and to maintain liquidity.

Non-Voting Securities; Inability to Vote

Under the 1940 Act, if the Master Fund, together with other discretionary BAAM clients, owns 5% or more of the outstanding voting securities of an Investment Fund, the Investment Fund may be deemed to be an “affiliated person” of the Master Fund. If an Investment Fund is deemed to be an “affiliated person” of the Master Fund for purposes of the 1940 Act, limitations or prohibitions may be imposed on transactions between, on one hand, the Investment Fund and its affiliated persons and, on the other hand, the Master Fund and its affiliated persons, including potentially the Fund, BAAM, and other accounts managed by BAAM.

In order to avoid becoming subject to certain 1940 Act limitations and prohibitions with respect to affiliated transactions, which are designed to prevent over-reaching of a registered investment company, it is the Master Fund’s policy to limit its holdings to less than 5% of the outstanding voting securities of each Investment Fund in which it invests, absent an SEC order (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital to and from an Investment Fund in which it holds 5% or more of the outstanding voting securities will not be subject to various 1940 Act prohibitions on affiliated transactions. This limitation on owning voting securities is intended to prevent an Investment Fund from being deemed to be an “affiliated person” of the Master Fund for purposes of the 1940 Act. In accordance with this policy, BAAM will determine whether to invest the Master Fund (and the assets of other BAAM clients) in non-voting securities of an Investment Fund or to enter (on behalf of the Master Fund and other BAAM clients) into contractual arrangements to waive rights (if any) to vote for the election or removal of the Investment Fund’s directors (or rights considered equivalent to this under applicable SEC staff interpretations). The Master Fund’s waiver of voting rights will be irrevocable. Neither the Master Fund nor BAAM nor any other BAAM clients will receive any consideration in return for entering into a voting waiver arrangement.

The Master Fund intends to waive its voting rights of Investment Funds only pursuant to a negotiated, contractual agreement. BAAM will make the determination to waive voting rights pursuant to policies adopted by the Board. BAAM will report to the Board periodically regarding the implementation of the foregoing policy. BAAM will allocate the acquisition of voting and non-voting securities among its clients in a manner that is fair and equitable to all of its clients.

To the extent the Master Fund holds non-voting securities, it will not be able to vote on matters that require the approval of the interest-holders of the Investment Fund, including potentially matters adverse to the Master Fund’s interests. If the Master Fund’s ability to vote is limited, its ability to influence matters being voted on will be reduced relative to other investors (which may include other investment funds or accounts managed by BAAM). The absence of voting rights potentially could have an adverse impact on the Master Fund (and the Fund), although it is rare for Investment Funds to put matters to a vote of interest-holders and, when they do, the types of matters put to a vote are generally expected not to be important to the Master Fund’s primary purpose of investing in the Investment Fund, which is to gain exposure to the returns offered by that particular Investment Fund’s investment program.

There are statutory tests of affiliation other than owning 5% of the voting securities of an issuer (such as on the basis of control or, under certain circumstances, the aggregate size of investments by the Master Fund and other discretionary BAAM clients in an Investment Fund and/or its affiliates), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Master Fund and an Investment Fund may, among other things, potentially be subject to the limitations or prohibitions of Section 17 of the 1940 Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

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The Master Fund may determine not to invest in, to limit its investments in, or to withdraw all or a part of its investment in, an Investment Fund in order to comply with applicable statutory limitations or prohibitions, as discussed in the previous paragraph. See “Conflicts of Interest—Other Activities of Blackstone, BAAM and its Affiliates.”

Lack of Operating History

The Fund is newly formed and has no operating history, and the Master Fund is a recently formed entity and has only limited operating history upon which investors can evaluate its performance. As discussed above, BAAM is responsible for managing the Fund’s and the Master Fund’s investment portfolios and has substantial experience in managing investments and private investment funds. In addition, the Master Fund generally intends to invest primarily with Portfolio Managers that have established track records and BAAM may utilize the services of consultants with substantial experience in providing investment research, analytical data and due diligence services relating to investments in private investment funds.

Liquidity Risks

Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, no assurance can be given that these offers or repurchases will occur and an Investor may not be able to liquidate its Shares for a substantial amount of time. See “Repurchases and Transfers of Shares.” BAAM expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Investors on December 31, 2013, and, thereafter, four times each year, effective at the end of March, June, September and December. (See “Repurchases and Transfers of Shares—Repurchases of Shares”).

Liquidity Mismatch

The Fund’s liquidity terms may allow shorter repurchase notice periods and more frequent repurchase of Shares than the liquidity terms applicable to certain Investment Funds. For example, the Master Fund may invest in an Investment Fund that is subject to a commitment period that exceeds the Fund’s liquidity terms, if, at the time the Master Fund made the investment in the Investment Fund, BAAM believes the investment could be managed in the context of the Fund’s anticipated liquidity needs.

Gates, Suspensions and Withdrawal Fees

Terms applicable to Investment Funds may permit distribution of assets in kind rather than in cash, the suspension of redemptions or the imposition of limiting “gates,” any of which could preclude the Master Fund from liquidating all or a portion of its interest in such Investment Fund as anticipated. Accordingly, an Investor seeking to tender Shares may be subject to the market risks of an Investment Fund until such time as the Investment Fund has established the applicable withdrawal date(s) for fixing the Investment Fund’s net asset value. Moreover, in the event an Investment Fund suspends withdrawals or fails to pay withdrawal proceeds, it may not be possible for the Fund to pay tendering Investors their entire repurchase amount or to reallocate Fund assets as anticipated. An Investment Fund also may charge withdrawal fees which would diminish the proceeds otherwise payable to the Master Fund.

Events in the world financial markets may materially adversely affect the Investment Funds, potentially limiting the Master Fund’s ability to fully exercise its withdrawal rights with regard to Investment Funds due to “gates”, suspensions and distributions in kind. Additionally, in some cases Portfolio Managers may also suspend the determination of the net asset value of all or a portion of their portfolios. The absence of such valuations will make it more difficult for BAAM to accurately value the Fund’s portfolio.

Repurchase In Kind; Liquidating SPVs

Generally, Investment Funds are permitted to make payments to withdrawing investors in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interests from an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, BAAM would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund and the Master Fund.

The Fund may, in certain circumstances, pay repurchase proceeds in kind. Such repurchase proceeds may include, without limitation, interests in a special purpose vehicle. Determinations as to what form of repurchase proceeds will be paid will be made by the Board based on what it determines to be equitable under the circumstances. Such determinations may be made at any time, including before or after the effective date of a repurchase. The costs and expenses attributable to such method will be allocated among Investors as determined in good faith by the Board of Trustees. To the extent the Fund meets a repurchase request with a distribution in kind of interests in one or more investments, such Investor will continue to be subject to the investment risks associated with such investments and

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will be subject to the terms of such investments, which may include (i) limitations or notice requirements on withdrawal or liquidation and/or (ii) limitations on the ability to sell or otherwise transfer interests in such investments. Thus, although the Fund’s obligations to meet an Investor’s tender request are fulfilled on the date the Fund distributes investments with a value as of the repurchase date equal to the repurchase value owed to such Investor, the investments distributed in kind to such Investor will continue to fluctuate in value after repurchase and will be subject to any applicable management or performance fees and expenses of such investment and the Investor’s ability to realize the cash value of such investments may be significantly delayed or limited. Distributions in kind of investments are subject to the valuation risks associated with such investments. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

In-kind distributions may be comprised of, among other things, participations or other derivative instruments referring to certain assets of the Master Fund, interests in special purpose vehicles or trading vehicles (each, a “Liquidating SPV”) holding financial instruments (e.g., interests in Investment Funds or in Liquidating SPVs created by them) also being held or that were held by the Master Fund, or participations or other derivatives instruments referring to such Liquidating SPVs.

Investment Funds may also create Liquidating SPVs which would be subject to similar risks as those described above. In addition, Investment Funds may charge management and/or performance fees as well as other expenses with respect to any such Liquidating SPVs created.

Duplicative Payments and Expenses

The Master Fund bears the Management Fee (see “Management of the Fund—BAAM”) in addition to the asset-based fees or performance-based fees or allocations (which may be significant) payable or allocated to the Portfolio Managers with respect to the Master Fund’s investments in the Investment Funds. Each Portfolio Manager generally charges the Master Fund an asset-based fee and receives performance-based allocations or fees. The asset-based fees of the Portfolio Managers generally are expected to range from 1% to 3%, and the performance-based allocations or fees of the Portfolio Managers generally are expected to range from 10% to 30% of net profit. The Fund’s ongoing operating expenses (which the Board of Trustees does not expect will be significant) and organizational expenses will be in addition to the investment and other expenses of the Investment Funds borne by the Master Fund.

Decision Making Authority

The Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Declaration of Trust. The authority for all such decisions is generally delegated to the Board of Trustees, which, in turn, has delegated the day-to-day management of the Fund’s investment activities to BAAM, subject to oversight by the Board of Trustees.

To the extent the Master Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do), it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Master Fund’s investment in it, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund.

Dependence on BAAM and the Investment Funds

BAAM generally invests the assets of the Master Fund through Investment Funds. The success of the Fund depends upon the ability of BAAM, the Master Fund and the Investment Funds to develop and implement investment strategies that achieve the Fund’s investment objective. For example, an Investment Fund’s inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Investment Fund to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by BAAM and/or the Investment Funds may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Borrowing by the Fund; Investments are Leveraged

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing and other senior securities) is at least 300% of the principal amount of such borrowing (the “Asset Coverage Requirement”). This Asset Coverage

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Requirement generally means that the value of the Fund’s total indebtedness may not exceed one-third of the value of the Fund’s total assets (including the indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, the Asset Coverage Requirement is satisfied. This limit applies to the Fund and not to the Investment Funds. The Fund and Master Fund (as applicable) currently intend (including during their first year of operations) to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing its shares in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) fulfilling any commitments to investments in Investment Funds made prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments), and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. The Asset Coverage Requirement applies to the Fund and not to the Investment Funds. Generally, Investment Funds are permitted to borrow. The use of leverage poses a significant degree of risk and enhances the possibility of a significant loss in the value of the investment portfolio. An Investment Fund may borrow money from time to time to purchase or carry securities. The interest expense and other costs incurred in connection with such borrowing may not be recovered by appreciation in the securities purchased or carried, and will be lost in the event of a decline in the market value of such securities. Gains realized with borrowed funds may cause the Investment Fund’s net asset value to increase at a faster rate than would be the case without borrowings. If, however, investment results fail to cover the cost of borrowings, the Investment Fund’s net asset value could also decrease faster than if there had been no borrowings. The use of short-term margin borrowings subjects an investment portfolio to additional risks, including the possibility of a “margin call,” pursuant to which the Investment Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in the value of the Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its margin debt. This could result in the forced liquidation of assets of the Investment Fund at substantially depressed prices. A margin call and forced liquidation of assets might also occur during a period where there is an overall decline in the securities market which might reduce overall liquidity in such market and thus further accelerate a decline in the sales price of assets of the Investment Fund.

Increased Regulatory Oversight

The financial services industry generally, and the activities of private investment funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s, BAAM’s, the Portfolio Managers’ or the Investment Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight can also impose administrative burdens on BAAM and/or the Portfolio Managers, including, without limitation, responding to investigations and implementing new policies and procedures. Such burdens may divert BAAM’s and/or the Portfolio Managers’ time, attention and resources from portfolio management activities. In addition, it is anticipated that, in the normal course of business, BAAM’s and/or the Portfolio Managers’ officers will have contact with governmental authorities, and/or be subjected to responding to questionnaires or examinations. The Fund, the Master Fund and/or the Investment Funds may also be subject to regulatory inquiries concerning its positions and trading.

On February 9, 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the “CPO-CTA Rulemaking”). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Fund and the Master Fund. These amendments limit the ability of the Fund and the Master Fund to use futures, options and swaps without the Fund, the Master Fund and BAAM being subject to full CFTC regulation, which would impose additional regulatory and compliance burdens on BAAM, the Fund, and the Master Fund. Under these amendments, the Fund (and the Master Fund) is a commodity pool under the Commodity Exchange Act (“CEA”) and BAAM is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to the Fund (and the Master Fund). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Until the CFTC’s and SEC’s overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on the Fund is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

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Limits on Additional Investments in Investment Funds

Since the Master Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Master Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Direct Investments by the Fund and the Master Fund

In addition to investing in the Master Fund (in the case of the Fund) and the Investment Funds (in the case of the Master Fund) the Master Fund may also, under limited circumstances, invest or trade directly in securities. To the extent the Master Fund invests directly in securities, such investments are subject to the same risks with respect to investment techniques and instruments as those described below in connection with the Master Fund’s investments in the Investment Funds.

Information Technology Systems

The Fund and the Master Fund are dependent on BAAM and the Portfolio Managers for investment management, operational and financial advisory services. The Fund and the Master Fund are also dependent on BAAM for certain management services as well as back-office functions. BAAM and the Portfolio Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund, the Master Fund and the Investment Funds. Information technology systems are also used to trade in the underlying investments of the Investment Funds. In addition, certain of BAAM’s and the Portfolio Managers’ operations may interface with or depend on systems operated by third parties, including prime brokers, securities exchanges and other types of trading systems, market counterparties, custodians and other service providers.

It is possible that a defect, failure or interruption of some kind which causes disruptions to these information technology systems including, without limitation, those caused by computer “worms,” viruses and power failures could materially limit BAAM’s or a Portfolio Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk controls. Any such information technology related difficulty could harm the performance of the Fund or the Master Fund. For example, such failures could cause the settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades, and cause inaccurate reports, which may affect BAAM’s or the Portfolio Managers’ ability to monitor the Fund’s, the Master Fund’s or the Investment Funds’ investment portfolios and risks.

Subsidiary Risk

By investing in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as expected and could adversely affect the Master Fund.

Tax Risks of Investing in the Fund

The Fund intends to qualify and be eligible to be treated as a RIC under the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to qualify for treatment as a RIC, the Fund must, among other things, satisfy a diversification, 90% gross income and distribution requirement. (See “Tax Considerations” below.) The Fund also currently expects that the Master Fund will satisfy the requirements to qualify and be eligible to be treated as a RIC. There can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

The Fund will invest substantially all of its assets in the Master Fund, and so, if the Master Fund were to fail to satisfy the diversification, 90% gross income or distribution requirement for treatment as a RIC and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement. It may be difficult for the Master Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of the requirements to the Master Fund’s investments. As a result, there can be no assurance that the Fund or the Master Fund will be able to maintain its status as a RIC. Failure to satisfy any one of these tests could subject the Fund or the Master Fund to penalties or regular corporate income taxes.

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Income realized by Investment Funds treated as partnerships for federal income tax purposes are allocated to investors in the partnerships, including (as applicable) the Master Fund, on a gross basis. Further, the character of an investor’s distributive share of items of income, gain and loss of a partnership generally will be determined as if the investor in the partnership had realized such items directly. Because such Investment Funds may generate income that is not qualifying income for purposes of the 90% gross income test, and because the Master Fund may not have complete information concerning the amount and sources of such an Investment Fund’s income until such income has been earned by the Investment Fund, it may be difficult for the Master Fund to satisfy the 90% gross income test.

In addition, it may not always be entirely certain how the asset diversification rules for RIC qualification will apply to the Master Fund’s investments in Investment Funds. The Master Fund and the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Master Fund’s direct and indirect investments, in order to ensure that the Master Fund meets the asset diversification test. In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional interests to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Master Fund’s ability to withdraw its interest in an Investment Fund that limit utilization of this cure period.

Certain of the Master Fund’s investments, including its investments in Investment Funds that constitute PFICs (described below) for federal income tax purposes with respect to which the Master Fund makes a mark-to-market election or qualified electing fund (“QEF”) election (each described below), and Investment Funds treated for federal income tax purposes as partnerships or controlled foreign corporations (described below), may give rise to realization of income or gains by the Master Fund without corresponding cash distributions. Thus, to the extent the Master Fund invests in such Investment Funds, it may be required to sell assets, potentially including such investments, including when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), to generate the cash necessary to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in this regard.

There can be no assurance that the Fund or the Master Fund generally will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund or the Master Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its Investors, and all distributions out of earnings and profits (including any distributions of net capital gain) would be taxed to Investors as ordinary dividend income. In addition, that Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Disqualification as a RIC by the Fund or by the Master Fund could have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. See “Tax Considerations.”

The Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as a RIC can limit their ability to acquire or continue to hold positions that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Risks Arising from Investment Activities of the Investment Funds

Withdrawals from Investment Funds; Re-Allocation of Investments

In addition to the risks associated with “Liquidity Risks” as described above, the Master Fund may have limited rights pursuant to which it may withdraw, transfer or otherwise liquidate its investments in Investment Funds. Under the terms of the governing documents of the Investment Funds, the ability of the Master Fund to withdraw its investment and obtain any amount invested therein may be subject to certain restrictions and conditions, including restrictions on withdrawals for an initial period, restrictions on the amount of withdrawals and the frequency with which withdrawals can be made, and investment minimums which must be maintained. Additionally, the Investment Funds typically reserve the right to reduce (“gate”) or suspend withdrawals and to satisfy withdrawals by making distributions in-kind, under certain circumstances. The ability of the Master Fund to withdraw all or any portion of its investment may be adversely affected to varying degrees by such restrictions depending on, among other things,

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the length of any restricted periods imposed by the Investment Funds, the amount and timing of a requested withdrawal in relation to the time remaining of any restricted periods imposed by related Investment Funds, the aggregate amount of withdrawal requests, the next regularly scheduled withdrawal dates of such Investment Funds, the imposition of “gates” or suspensions, the decision by an Investment Fund to satisfy withdrawals in kind, and the satisfaction of other conditions. If the Master Fund is unable to withdraw its investment, this will negatively impact an Investor’s ability to tender such Investor’s Shares to the Fund.

Events in the world financial markets, such as those that occurred in September and October 2008, may materially adversely affect the Investment Funds, potentially limiting the Master Fund’s ability to fully exercise its withdrawal rights with regard to Investment Funds due to “gates”, suspensions and distributions in kind. Additionally, in some cases Portfolio Managers may also suspend the determination of the net asset value of all or a portion of their portfolios. The absence of such valuations will make it more difficult for BAAM to accurately value the portfolios of the Fund and the Master Fund.

“Style Drift”

BAAM’s investment committee conducts a robust investment allocation process which focuses on selecting Investment Funds with well-defined investment objectives, risk parameters and investment guidelines. Notwithstanding the BAAM allocation process, the Fund and the Master Fund may be affected by “style drift” (i.e., the risk that a Portfolio Manager may deviate from his or her stated or expected investment strategy). BAAM relies primarily on information provided by Portfolio Managers in assessing a Portfolio Manager’s defined investment strategy and, ultimately, determining whether, and to what extent, it will allocate the Master Fund’s assets to particular Investment Funds. Style drift can occur abruptly if, for example, a Portfolio Manager believes it has identified a particular investment opportunity that may produce higher returns than investments within his or her stated strategy or it can occur gradually, if, for instance, a “value”-oriented Portfolio Manager gradually increases an Investment Fund’s investments in “growth” stocks. Style drift poses a particular risk for multiple-manager structures since, as a consequence, the Fund and the Master Fund may be exposed to particular markets or strategies to a greater extent than was anticipated by BAAM due to resulting overlap of investment strategies among various Investment Funds. In addition, “style drift” may affect the investment categorization of an Investment Fund and, as a result, may affect BAAM’s attempts to monitor the Fund’s diversification guidelines. Although BAAM has established policies and procedures that are designed to monitor Portfolio Managers’ compliance with stated strategies and guidelines and to mitigate the likelihood of potential “style drift” situations, there can be no assurance that the Fund and the Master Fund will not be impacted by style drift of a particular Portfolio Manager.

Turnover

Some Investment Funds may invest on the basis of short-term market considerations. Their turnover rate is expected to be significant, potentially involving substantial brokerage commissions and fees and increased realization of taxable income including short-term capital gains. The Master Fund has no direct control over this turnover. Furthermore, if a Portfolio Manager is terminated, it is expected that such portfolio would be liquidated and the cash proceeds would be reinvested with a replacement Investment Fund or invested in another Investment Fund. This policy could create substantial turnover rates and corresponding brokerage commissions and fees.

Risks of Event Driven Investing

The Master Fund will invest in Investment Funds engaged in event driven investing. Event driven investing requires the Portfolio Manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the Portfolio Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

Distressed Securities

The Master Fund may invest in Investment Funds that purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is substantial uncertainty concerning the outcome of transactions involving such business enterprises, there is a high degree of risk of loss, including loss of the entire investment.

In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such

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delays could result in substantial losses to an Investment Fund holding such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by an Investment Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.

In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to an Investment Fund of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.

Arbitrage Transactions

Investment Funds in which the Master Fund invests may purchase securities at prices often only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer which the Investment Fund determines is probable, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Investment Fund (and, therefore, the Master Fund). In addition, if a Portfolio Manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Investment Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.

The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors can be very difficult to evaluate.

Proxy Contests and Unfriendly Transactions

Investment Funds in which the Master Fund invests may purchase securities of a company which is the subject of a proxy contest in the expectation that new management will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Investment Fund (and, therefore, the Master Fund) to suffer a loss.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on an Investment Fund participating in the transaction.

Trading in Securities and Other Investments That May Be Illiquid

Certain investment positions in which Investment Funds and, therefore, the Fund and the Master Fund will have an interest may be illiquid. Investment Funds may invest in restricted or non-publicly traded securities, securities on non-U.S. exchanges, securities that the Investment Funds are contractually prohibited from disposing and securities for which no readily available market exists. These investments could prevent Investment Funds from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that a Portfolio Manager’s valuation will accurately reflect the value that will be realized by an Investment Fund upon the eventual disposition of such investment. Disposition of such illiquid investments may also result in distributions in kind to the Fund and the Master Fund. Such investments could also impact the Board of Trustees’ decision whether to offer to repurchase Shares from Investors.

Futures, Options and Derivative Instruments

Investment Funds may invest in certain futures contracts, including stock index futures contracts, futures contracts on government securities, interest rates, non-U.S. currencies, metals and energy products, and such Investment Funds may trade options on such futures contracts, including purchasing call options, writing (selling) naked or covered call options and purchasing or selling put options on such futures contracts. Such Investment Funds may also purchase or sell options on securities and securities indices. In addition, such Investment Funds may enter into forward contracts, currency transactions and various swap and swap-like arrangements.

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Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader.

Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

Although the Investment Funds typically enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, an Investment Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

In addition, the Commodity Futures Trading Commission (the “CFTC”) and various exchanges impose speculative position limits on the number of positions a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, an Investment Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, an Investment Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent an Investment Fund from achieving the intended hedging effect or expose such Investment Fund (and, therefore, the Fund) to the risk of loss.

Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an Investment Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that an Investment Fund (and, therefore, the Fund) might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Fund (and, therefore, the Fund) could incur losses as a result of those changes.

Use of other derivative instruments presents many of the same risks as those discussed above regarding futures contracts, including those risks relating to volatility, liquidity, hedging and non-U.S. trading.

Options trading involves certain additional risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, an Investment Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Stock or index options that may be purchased or sold by an Investment Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which an Investment Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange traded option.

Non-U.S. Securities

The Master Fund may invest in Investment Funds that in turn invest in non-U.S. securities. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which an Investment Fund’s portfolio securities will be denominated, and costs associated

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with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Fund and/or the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries.

Forward Trading

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Funds due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Funds would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund and/or the Master Fund. In addition, managed accounts or Investment Funds in which the assets of the Master Fund are invested may be exposed to credit risks with regard to counterparties with whom the Investment Funds trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund and/or the Master Fund. To the extent possible, BAAM endeavors to select Investment Funds that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

Currency Trading

A portion of the Master Fund’s assets may be invested by Investment Funds in debt and listed and unlisted equity securities denominated in various currencies and in other financial instruments, the price of which is determined with reference to such currencies. Each of the Fund and the Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s and the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized on behalf of the Fund and the Master Fund by Investment Funds to hedge against currency fluctuations, but Investment Funds are not required to hedge and there can be no assurance that such hedging transactions, even if undertaken, will be effective.

Risk of Counterparty Default

The stability and liquidity of repurchase agreements, swap transactions, forwards and other over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that a Portfolio Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into repurchase agreements, interest rate swaps, caps, floors, collars or other over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Portfolio Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Investment Fund being less than if the Investment Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of an Investment Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such Investment Fund’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund, the Master Fund and the Investment Funds may use counterparties, located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these

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laws and their application to the Fund’s, the Master Fund’s or the Investment Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund, the Master Fund or the Investment Funds and their assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund (directly or through the Master Fund or the Investment Funds), which could be material.

Highly Volatile Markets

The prices of commodities contracts and derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Emerging Market Investments

The Investment Funds may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict an Investment Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

Short Selling

Investment Funds may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset, multi-manager approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that the Master Fund invests in an Investment Fund that utilizes leverage in its investment program, the Master Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that the Fund or the Master Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude one or more Investment Funds from entering into short sales or otherwise taking short positions that the applicable Portfolio Manager believes could be advantageous to the Investment Fund(s).

Bank Debt

Certain Portfolio Managers may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents, the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant

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creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of the Portfolio Manager to directly enforce its rights with respect to participations and illiquidity in the market for the resale of such loans.

Project Finance Investments

Certain Portfolio Managers may make investments in securities issued to finance the development of infrastructure in the U.S. and outside of the U.S., including, for example, highways, airports, water and sewerage facilities, and energy distribution and telecommunication networks, schools, universities, hospitals, public housing and prisons. Investments in infrastructure are highly regulated and a failure by a Portfolio Manager to comply with all applicable regulations may result in a substantial loss on investment. Some infrastructure projects may be in unstable political environments, which could impact the efficiency of an operation or prevent the continued operation of an asset in extreme circumstances. Although the liquidity of infrastructure investments varies by project, the market for these assets is generally not liquid and a Portfolio Manager may not be able to readily liquidate an investment. There are varying levels of liability and liability protection incorporated in infrastructure investments. Governmental liability shields may not transfer to new operators.

Hedging Transactions

The Investment Funds may invest in securities and utilize financial instruments, including but not limited to, forward contracts, currency options and interest rate swaps, caps and floors both for investment purposes and hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date or (vii) for any other reason that such Investment Fund deems appropriate. The Fund and the Master Fund also may utilize such financial instruments for these types of hedging purposes.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund, the Master Fund or such Investment Funds (each, a “Hedging Party” and, collectively, the “Hedging Parties”) to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that such Hedging Party is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Hedging Parties are not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, a Hedging Party may not anticipate a particular risk so as to hedge against it. While a Hedging Party may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for such Hedging Party than if such Hedging Party had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, a Hedging Party may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent such Hedging Party from achieving the intended hedge or expose such Hedging Party to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Investment Funds’ and Master Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), “liquidity risk” and “widening” risk.

Currency Exposure

The base currency of the Fund and the Master Fund is the U.S. dollar. Certain of the assets of the Master Fund may, however, be invested in Investment Funds which are denominated in other currencies. Accordingly, the value of such assets may be affected favorably or unfavorably by fluctuations in currency rates. BAAM may, but is not obligated to, seek to hedge such non-U.S. currency exposure but the Fund and the Master Fund will necessarily be subject to foreign exchange risks.

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Corporate Debt Obligations

Certain Investment Funds may invest in corporate debt obligations and other forms of indebtedness, including commercial paper. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk).

Lower-Rated Securities

Certain Investment Funds may invest and transact in lower-rated fixed income securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

U.S. Government Securities

Certain Investment Funds may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. A Portfolio Manager may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Use of Swap Agreements

The Investment Funds may use equity, interest rate, index and currency swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that the Portfolio Manager is contractually obligated to make on a net basis.

Significant Positions

Portfolio companies in which an Investment Fund may invest could have a relatively small aggregate number of outstanding shares, so that the Investment Fund may acquire (i) more than 5% of a class of securities of a single issuer which would require the filing of a Schedule 13D or 13G statement with the SEC or (ii) more than 10% of a class of securities of a single issuer (which would impose certain limitations on the Investment Fund’s ability to trade in such securities, including the restrictions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). The accumulation of such a significant position in the shares of a single issuer could lead to litigation or disputes in the event the Investment Fund desires to influence the issuer. The Portfolio Manager may

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also seek to challenge the management of a portfolio company through a proxy contest. Such litigation or proxy contest may result in substantial expense to the Investment Fund, thus reducing the value of the Master Fund’s investment in that Investment Fund. In addition, the Portfolio Manager may serve on the board of directors of one or more portfolio companies. As a result, the Portfolio Manager would become an insider and may have access to material nonpublic information affecting the portfolio company, which may preclude the Investment Fund from selling its position (or acquiring additional shares) at any time when the Portfolio Manager otherwise believes it would be appropriate to do so.

Moreover, an Investment Fund’s ability to realize value from certain of its investments may depend upon the ability of the Portfolio Manager to influence the management of a portfolio company to take certain actions, including, for example, a recapitalization, restructuring, spin- off, sale of the business or change in management. If the Portfolio Manager is incorrect in its assessment of the impact such action will have on the value of a portfolio company, or if it is unsuccessful in persuading the portfolio company’s management to take the desired action, the Investment Fund may sustain a loss on its investment in the portfolio company, resulting in a reduction of the value of the Master Fund’s investment in the Investment Fund.

Performance Payments

A Portfolio Manager is typically paid or allocated amounts based upon a share of the appreciation of the Investment Fund (“performance compensation”). An Investment Fund’s performance compensation arrangements may result in substantially higher compensation to its Portfolio Manager than alternative arrangements. The existence of the performance compensation arrangements may create an incentive for a Portfolio Manager to make riskier or more speculative investments on behalf of the Investment Fund than it would otherwise make in the absence of such performance-based compensation. A Portfolio Manager may receive performance compensation with respect to unrealized appreciation of the Investment Fund’s investment portfolio.

Independent Investment Funds

The Investment Funds invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Funds do, in fact, hold such positions, the Fund and the Master Fund, considered as a whole, cannot achieve any gain or loss despite incurring expenses.

Portfolio Valuation

Interests in Investment Funds are generally valued in accordance with the methods, policies and procedures established by the Board of Trustees, as modified from time to time, and based on information provided by the Portfolio Managers to the Master Fund based on the interim unaudited financial records of the Investment Funds, and, therefore, are subject to adjustment (upward or downward) upon the receipt of new or revised information by the Portfolio Manager. If the Board of Trustees determines that the Fund will repurchase an Investor’s Shares, subsequent adjustments to valuations of one or more Investment Funds may occur and there is a risk that such Investor may receive an amount upon repurchase which is greater or less than the amount such Investor would have been entitled to receive on the basis of the adjusted valuation.

In some cases, Portfolio Managers will not endeavor to assess the value of each position held by an Investment Fund, but will instead carry such positions at cost. Where an investment is carried at cost by an Investment Fund and a participating investor, such as the Master Fund, withdraws its investment in the Investment Fund prior to the time that such investment has been sold or a “fair value” has otherwise been established, the investor will generally not receive the actual value of its interest in that investment. Furthermore, the net asset values received by the Master Fund from Portfolio Managers typically are estimates only, subject to revision at any time until each underlying Investment Fund completes its annual audit. Accordingly, the net asset value of a Share reported by the Fund cannot be considered final until the annual audits of the underlying Investment Funds are completed. Investors should be aware that the situations involving uncertainties as to the valuation of the investments of the Fund and the Master Fund could have an adverse effect on the net asset value of the Fund and the Master Fund if the judgments of the Portfolio Managers regarding appropriate valuations should prove incorrect. Absent bad faith or manifest error, such net asset value determinations are conclusive and binding on all Investors. See “Determination of Net Asset Value”.

Risk of Indirectly Investing in “Side Pockets”

Certain Investment Funds may invest a portion of their assets in investments that the Portfolio Managers believe are illiquid, lack a readily assessable market value or should be held until the resolution of a special event or circumstance (“Special Investments”). In those situations, the Portfolio Managers may “side pocket” such “Special Investments.” As described further in “Determination of Net Asset Value” below, the Administrator, in consultation

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with BAAM, values its investments in Investment Funds which may have “side-pocketed” investments in accordance with GAAP and the Master Fund’s procedures as adopted by the Board. As a general matter, the Master Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Portfolio Managers and their agents, including their administrators, in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Typically, the fair value of the Master Fund’s interest in an Investment Fund represents the amount that the Master Fund could reasonably expect to receive from an Investment Fund were the Master Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Investors participating in the Fund at the time when a Portfolio Manager with whom the Master Fund is invested “side pockets” such investments will bear additional risks associated with such investments because the Master Fund does not anticipate segregating such “side-pocketed” investments from the rest of its portfolio. Because the Fund intends to continuously offer Shares, continued sales of Shares in the Fund will have the effect of diluting the participation and reducing the benefit derived from profits, if any, allocable to the Master Fund upon the realization of such “side-pocketed” investments. Upon a full repurchase of an Investor’s Shares by the Fund, the redeeming Investor will have no further interest in the profits allocable to the Master Fund with respect to such “side-pocketed” investments. If the Fund experiences significant net repurchases or the Master Fund elects to withdraw investments in Investment Funds that have “side pockets”, the percentage of the Fund’s assets that are indirectly invested in “side pockets” will increase. The Fund may, in certain circumstances, pay repurchase proceeds in-kind. Such repurchase proceeds may include, without limitation, Special Investments. Furthermore, Investment Funds may themselves be highly illiquid investments, including Investment Funds whose investment objectives are consistent with those pursued by the Fund and the Master Fund generally, but are structured as private equity funds.

Proprietary Investment Strategies

Investment Funds may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees, BAAM, the Fund or the Master Fund. These strategies may involve risks under some market conditions that are not anticipated by BAAM, the Fund or the Master Fund. The Investment Funds generally use investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds. The investment niche, arbitrage opportunity or market inefficiency exploited by an Investment Fund may become less profitable over time as the Investment Fund and competing asset managers or investors manage a larger group of assets in the same or similar manner (tending to arbitrage away the profit opportunities), or market conditions change. The strategies employed by the Investment Funds may involve significantly more risk and higher transaction costs than more traditional investment methods. The Master Fund seeks to reduce these risks by spreading the investments of the Master Fund among a variety of different Investment Funds using investment strategies with returns that are not highly correlated with one another so that the volatility of different strategies (the profits from one Investment Fund and the losses from another) tends to reduce the overall fluctuation in value of the Master Fund’s assets. It is possible that the performance of the Investment Funds may be closely correlated in some market conditions, resulting (if those returns are negative) in significant losses to the Fund and its investors.

Risk Management Activities

BAAM attempts to measure and monitor risks of the portfolio and Investment Funds. The amount and quality of risk due diligence, measurement and monitoring is dependent on access to the portfolios and risk management systems (if any) of the Investment Funds. There is no assurance that the Investment Funds will give access to this data. When this information is unavailable, estimates of risk will be made. Efforts to measure and reduce risk may not be successful. Any Fund or Master Fund hedging activities designed to reduce risk may also be unsuccessful.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory developments could occur that may adversely affect the Fund, the Master Fund or the Investment Funds. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be subject to modification by government and judicial actions. The regulatory environment for private funds and capital markets is evolving, and changes in the regulation of private funds, their managers, and their trading activities and capital markets may adversely affect the ability of the Fund or the Master Fund to pursue its investment strategy, its ability to obtain leverage and financing and the value of investments held by the Fund or the Master Fund. There has been an increase in governmental, as well as self regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of

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the Investment Funds to trade in securities or the ability of the Fund, the Master Fund or the Investment Funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s, the Master Fund’s or the Investment Funds’ performance and, consequently, on the Fund’s portfolio.

The Fund, Master Fund, Investment Funds and Portfolio Managers may also be subject to regulation in jurisdictions in which the Investment Funds engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund. Investors should understand that the Fund’s, the Master Fund’s and the Investment Funds’ business is dynamic and is expected to change over time. Therefore, the Fund, the Master Fund and the Investment Funds may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Board of Trustees, BAAM, the Fund, the Master Fund, the Investment Funds or their businesses. Such regulations may have a significant impact on the Investors or the operations of the Fund, the Master Fund and the Investment Funds, including, without limitation, restricting the types of investments the Investment Funds, the Fund, and/or the Master Fund may make, preventing the Investment Funds from exercising their voting rights with regard to certain financial instruments, requiring the Investment Funds, the Fund or the Master Fund to disclose the identity of their investors or otherwise. The Board of Trustees may, in its sole discretion, cause the Fund to be subject to such regulations if it believes that an investment or business activity is in the Fund’s interest, even if such regulations may have a detrimental effect on one or more Investors. Prospective Investors are encouraged to consult their own advisors regarding an investment in the Fund.

Regulatory Changes

The financial services industry generally, and the activities of private equity and alternative investment firms and their investment managers and advisers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s and the Investment Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight may also impose additional administrative burdens on BAAM and the Portfolio Managers, including, without limitation, responding to investigations, implementing new policies and procedures and complying with reporting obligations. Such burdens may divert BAAM’s and the Portfolio Managers’ time, attention and resources from portfolio management activities.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there will be extensive rulemaking and regulatory changes that will affect private fund managers, the funds that they manage and the financial industry as a whole. In particular, Portfolio Managers that are not yet registered as an investment adviser under the Advisers Act, will generally be required to do so. Additionally, under the Dodd-Frank Act, the SEC is expected to mandate new recordkeeping and reporting requirements for investment advisers, which would add costs to the legal, operations and compliance obligations of BAAM, the Portfolio Managers, the Investment Funds, the Fund and the Master Fund and increase the amount of time that BAAM and the Portfolio Managers spend on non-investment related activities. Until the SEC implements all of the new requirements of the Dodd-Frank Act, it is unknown how burdensome such requirements will be. The Dodd-Frank Act will affect a broad range of market participants with whom the Fund, the Master Fund and the Investment Funds interact or may interact, including commercial banks, investment banks, other non-bank financial institutions, rating agencies, mortgage brokers, credit unions, insurance companies and broker-dealers. Regulatory changes that will affect other market participants are likely to change the way in which BAAM and the Portfolio Managers conduct business with their counterparties. Parts of the Dodd-Frank Act, such as the “Volker Rule” (regarding banks’ investment, sponsorship and management of private investment funds) and the “Push-Out Provision” (regarding restrictions on banks’ derivatives trading activities) may change the landscape of the financial industry. Until the implementation of such regulatory changes, it is difficult to anticipate the impact on BAAM, the Portfolio Managers, the Investment Funds, the Fund and the Master Fund. It may take several years to understand the impact of the Dodd-Frank Act on the financial industry as a whole, and therefore, such continued uncertainty may make markets more volatile, and it may be more difficult for BAAM, and the Portfolio Managers to execute the investment strategies of the Fund, the Master Fund and the Investment Funds.

THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS AND CONSULT WITH THEIR OWN ADVISERS BEFORE DECIDING WHETHER TO INVEST IN THE FUND. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

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Conflicts of Interest

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Allocation of Investment Opportunities. If an investment opportunity is appropriate for the Fund, the Master Fund and one or more BAAM Multi-Manager Funds (as defined below), BAAM affiliates or their clients (collectively, “Other BAAM Clients”), BAAM intends to allocate such opportunity in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors. “BAAM Multi-Manager Funds” is defined as multi-manager funds or accounts (i) for which BAAM, or any of its affiliates within Blackstone’s Hedge Fund Solutions Group, acts as an investment manager, managing member or in a similar capacity and (ii) in which underlying investments generally are made with or through third-party portfolio managers (and also, in certain cases, directly).

Capacity. To the extent that BAAM Multi-Manager Funds as well as entities affiliated with BAAM invest in private investment funds and managed accounts through third-party investment managers that limit the amount of assets and the number of accounts that they manage, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such third-party investment managers. Similarly, to the extent that BAAM Multi-Manager Funds and other entities affiliated with BAAM wish to invest in specific opportunities (e.g., co-investments) directly or through third-party managers, where such opportunities also are of interest to the Fund and the Master Fund and are limited in capacity, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such opportunities. In both of these scenarios, BAAM intends to allocate such opportunities in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors.

Financial Interests in Underlying Managers. BAAM and its affiliates have financial interests in investment vehicles and asset managers, which interests may give rise to conflicts of interest between the Fund, the Master Fund and such other investment vehicles managed by such other asset managers. BAAM and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers. Affiliates of BAAM currently (or in the future may) hold ownership interests in, or are (and in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager (other than BAAM Multi-Manager Funds), a “Blackstone Affiliated Fund”). The nature of BAAM’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, BAAM may have an incentive to allocate the Fund’s or the Master Fund’s assets to such Blackstone Affiliated Fund since affiliates of BAAM have a direct or indirect financial interest in the success of such fund.

Strategic Alliance Fund. Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of BAAM, has launched and manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with such seed investment, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of BAAM’s or its affiliates’ relationship with the Emerging Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund will not be able to invest in the Emerging Manager Vehicles, even

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if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

There is significant overlap between BAAM’s and BSAA’s investment committees (although less than a majority of the members overlap).

Blackstone Strategic Capital Advisors L.L.C. Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of BAAM, is expected to launch and manage certain funds (the “BSCA Funds”) that will seek to make investments in established alternative asset managers (the “Strategic Capital Managers”). The nature of BAAM’s or its affiliates’ relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the Fund or the Master Fund in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSCA Funds and a withdrawal/redemption by the Fund or the Master Fund from such fund generally would be detrimental to the BSCA Funds. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand.

There is significant overlap between BAAM’s and BSCA’s investment committees (although less than a majority of the members overlap).

Blackstone Policies and Procedures. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund and the Master Fund expect to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund and the Master Fund expect to utilize for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment or companies that are Blackstone advisory clients. As a consequence, that information, which could be of benefit to the Fund or the Master Fund, might become restricted to those respective businesses and otherwise be unavailable to the Fund and the Master Fund.

Blackstone Proprietary Funds. From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally receives a substantial portion of the revenues attributable to these Proprietary Funds, in most instances greater than the portion of the revenues it would receive from the Fund or the Master Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of BAAM’s or its affiliates relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Other Activities of Blackstone, BAAM and its Affiliates. BAAM devotes to the Fund and the Master Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s and the Master Fund’s activities. Certain inherent conflicts of interest arise from the fact that BAAM, Blackstone and their affiliates act on behalf of the Fund and the Master Fund and may also carry on investment activities for other clients (including any other

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investment funds sponsored by BAAM, Blackstone or their affiliates) in which the Fund or the Master Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with, the investment objective and strategy of the Fund or the Master Fund. These activities could be viewed as creating a conflict of interest in that BAAM’s time will not be devoted exclusively to the business of the Fund or the Master Fund but such time will be allocated among the Fund, the Master Fund and BAAM’s other clients.

BAAM’s future investment activities, including the establishment of other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which Blackstone and its affiliates are involved may limit or preclude the flexibility that the Fund or the Master Fund may otherwise have to participate in investments. The Fund or the Master Fund may be forced to waive voting rights or sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In addition, BAAM may determine not to invest the Fund’s or the Master Fund’s assets in an Investment Fund, or may withdraw/redeem all or a portion of an existing Fund or Master Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund, the Master Fund and BAAM’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Fund’s or Master Fund’s investment, BAAM may cause the Fund or Master Fund to withdraw/redeem prior to other BAAM clients.

BAAM’s investment activities, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see Non-Discretionary/Advisory Clients below), may give rise to additional conflicts of interest. BAAM has no obligation to purchase or sell, or recommend for purchase or sale for the Fund or the Master Fund, any investment that BAAM or its affiliates may purchase or sell, or recommend for purchase or sale for their own accounts or for the account of any other client or investment fund. Situations may arise in which private investment funds or accounts managed by BAAM or its affiliates have made investments which would have been suitable for investment by the Fund or the Master Fund but, for various reasons, were not pursued by, or available to, the Fund or the Master Fund. BAAM, Blackstone and their affiliates may also engage in business activities unrelated to the Fund and the Master Fund that create conflicts of interest. BAAM, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in investment funds, in which the Fund or the Master Fund have no interest. BAAM may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund or the Master Fund.

Blackstone employees, including employees of BAAM, may invest in hedge funds or other investment entities, including potential competitors of the Fund. Investors will not receive any benefit from any such investments.

Non-Discretionary/Advisory Clients. BAAM provides advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. BAAM may communicate investment recommendations to such clients prior to the full implementation of such recommendations by BAAM for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Accordingly, the Fund, the Master Fund, BAAM Multi-Manager Funds and BAAM’s other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes redemption limitations, actions taken by non-discretionary clients may be adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary accounts. In addition, non-discretionary clients may from time to time have access to or have the right to obtain information about investment decisions made for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary BAAM clients.

Placement Agent Arrangements. Certain broker-dealer affiliates of BAAM may enter into placement agent agreements or otherwise be retained as placement agent by a Portfolio Manager. Under these placement agent agreements, to the extent permitted by applicable law, the Portfolio Manager may compensate BAAM’s affiliates for referring investors (including the Fund or the Master Fund) to the Portfolio Manager and such fees will not be shared with the Fund or the Master Fund or the Investors.

Service Providers and Financial Institutions as Investors. From time to time, Blackstone personnel may speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by

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investment firms that either provide services to the Fund or the Master Fund or have a relationship with BAAM and/or Blackstone. Through such “capital introduction” events, prospective investors in the Fund have the opportunity to meet with BAAM. Neither BAAM nor the Fund compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) may influence Blackstone and BAAM in deciding whether to do business with or employ the services of such investment firms consistent with their obligations to the Fund and the Master Fund.

Investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund or the Master Fund. BAAM has procedures in place designed to prevent the inappropriate use of such information by the Fund or the Master Fund.

Transactions between the Fund and Other BAAM Clients. BAAM, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund or the Master Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales or exchanges generally will be effected based upon the net asset value of the investment.

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Management of the Fund

Board of Trustees

The Fund has a Board of Trustees, currently consisting of John M. Brown, Frank J. Coates, Paul J. Lawler, Kristen M. Leopold, and Peter Koffler, which supervises the conduct of the Fund’s affairs. A majority of the Board of Trustees is comprised of persons (the “Independent Trustees”) who are not “interested persons” (as defined in the 1940 Act) of the Fund. Each of the Trustees has substantial experience in issues relating to investment companies such as the Fund. The Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Fund’s Declaration of Trust. The initial Trustees serving on the Board of Trustees have been elected by the organizational shareholder of the Fund. The Fund’s Board of Trustees also serves as the board of trustees of the Master Fund. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund or of the Master Fund, as appropriate.

BAAM

Overview

BAAM, the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. BAAM, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, serves as the investment manager to the Fund and the Master Fund. It is a wholly-owned subsidiary of Blackstone, a publicly traded limited partnership that has units which trade on the New York Stock Exchange under the symbol “BX.” Information about Blackstone, including certain ownership, governance, and financial information, is disclosed in the firm’s periodic filings with the SEC, which can be obtained from the firm’s website at http://ir.blackstone.com/ or the SEC’s website at www.sec.gov.

BAAM advises many of the world’s largest and most sophisticated investors including corporate, public and union pension funds, as well as sovereign wealth funds, central banks, insurance companies, high net worth individuals, family trusts and other institutional investors. These investors look to BAAM to create unique investment solutions across multiple asset classes and strategies while protecting capital through robust risk and portfolio management processes. BAAM’s core strategies include commingled, customized, long-only replacement and its Strategic Alliance Funds (as defined herein).

With offices in New York, London, Hong Kong, and Sydney, BAAM is led by J. Tomilson Hill, President & CEO of BAAM and Vice Chairman of Blackstone. As of May 1, 2013, BAAM employs 201 people in these locations. The New York office serves as BAAM’s headquarters and the central location from which all of BAAM’s investment activities and operations are directed. The London office is involved in investment research, monitoring of underlying managers, strategy development and client service. The Hong Kong office is primarily focused on Asian hedge fund research. The Sydney office is primarily focused on Australian business development and client service.

BAAM is comprised of experienced professionals with diverse financial backgrounds across its teams: Senior Management, Manager Research, Risk Management, Business & Financial Evaluation (“BFE”), Legal & Product Structuring (which includes all BAAM Compliance personnel), Technology, Business Analysis Team (“BAT”), Investor Relations & Business Development (“IR/BD”) and BAAM Finance.

BAAM’s business is built on long-term, value-added relationships with clients around the globe. As of May 1, 2013, BAAM had approximately $49 billion (unaudited) in assets under management.

BAAM’s interests are strongly aligned with those of its investors, many of whom invest in other Blackstone products. Blackstone and its qualified employees have over $1.3 billion (as of May 1, 2013; unaudited) invested in BAAM-advised portfolios.

Investment Process

Each investment with a hedge fund manager is the culmination of BAAM’s investment decision-making process. Integrating a top-down perspective with bottom-up expertise, strategy-focused research teams seek to identify hedge fund investment opportunities that are consistent with BAAM’s macroeconomic view.

As part of its investment research process, BAAM meets with hundreds of managers each year. Peer groups are created, ranked, and re-ranked on both quantitative and qualitative criteria on an ongoing basis. This assists BAAM in sourcing new managers for review, prioritizing workflow, identifying trends in investment strategies, and monitoring existing managers.

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On an ongoing basis, BAAM’s Manager Research Team discusses potential new managers. Generally, once a manager is deemed a formal prospect after due diligence by the Manager Research Team, all BAAM Teams involved in the due diligence process commence their detailed due diligence procedures. On a bi-weekly basis, BAAM reviews the status of all prospective managers strongly considered for funding in preparation for evaluation by the Investment Committee.

Deeming a manager a proper investment for a BAAM-advised portfolio involves both manager-specific considerations as well as strategic asset allocation considerations.

Asset allocation decisions are guided by a top-down assessment of opportunities across market sectors and refined to satisfy investment goals and restrictions. In addition to ongoing identification of investment opportunities, BAAM performs ongoing analysis of short- and medium-term risk and expected returns by sector to help form asset allocation decisions and guide research efforts. On a monthly basis, BAAM holds its Allocation Strategy Meeting, which is a formal synthesis of BAAM’s top-down asset allocation perspective. Beyond this, BAAM maintains a dialogue with other investment personnel across Blackstone, subject to information walls and other policies and procedures designed to prevent the dissemination of material non-public information, which enables it to leverage the resources and talent throughout the organization as BAAM formulates its macroeconomic perspective and asset allocation decisions.

A bottom-up approach is used to determine the optimal combination of underlying hedge fund managers that will reflect the strategy’s objectives. Managers are evaluated with respect to their individual performance, as well as their ability to add diversification value to the portfolio, where applicable. Beta testing as well as portfolio construction and asset allocation models are used to facilitate the process. BAAM also performs scenario analysis and stress testing to help understand possible portfolio reactions in periods of market dislocation.

By the conclusion of the process, a portfolio is designed that targets the strategy’s specific objectives and that reflects BAAM’s macro outlook. Following the launch of a BAAM-advised portfolio, periodic adjustments are made to its composition based on underlying manager performance and changes in market conditions and opportunities. Allocations to strategies and specific managers are continually reviewed and adjusted based upon available opportunities.

Due Diligence

BAAM employs a multi-disciplinary approach to manager due diligence, with four independent teams involved in the initial vetting and ongoing monitoring of every active investment. Its organization and infrastructure emphasize risk management as well as checks and balances at every stage of the process. Manager due diligence, a process that incorporates quantitative and qualitative analysis and operational and legal review, is conducted by four due diligence teams: Manager Research, Risk Management, BFE and Legal & Product Structuring. Each team has veto authority over any proposed investment. The goal is to create a pool of “best-in-class” managers to which BAAM-advised investors can allocate capital.

A key aspect of using the multi-disciplinary approach to manager due diligence is the sharing of information amongst the various due diligence teams. While each team has a different focus during its reviews, issues often overlap and the teams can compare responses received from portfolio managers, risk managers, internal and external counsel, service providers, references and back office professionals to seek consistency and completeness of information. Additionally, synergies are created when multiple teams have reviewed different materials and offer complementary yet varying perspectives regarding the overall investment. Having a forum to share information is key to BAAM’s process.

Ongoing Monitoring

On a monthly basis, BAAM performs a review of all portfolios it advises that incorporates ongoing monitoring of existing investments, as well as the potential integration of newly approved managers. Negotiated transparency and frequent manager contact, including annual on-site visits, allow BAAM to employ a variety of analytical approaches throughout the year to monitor and manage risk levels. This includes, but is not limited to, peer group analysis, scenario modeling, stress testing, and beta analysis.

Upon completion of BAAM’s multi-faceted and comprehensive due diligence process, which takes into consideration, among other areas, the macro-economic environment, a manager’s strategy/style, track record, operational ability, and business plan, the manager will be sized appropriately according to its risk/return profile and proposed objective within appropriate BAAM-advised portfolios.

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All managers with whom BAAM allocates capital, regardless of their location or jurisdiction, are subject to the same level of due diligence and ongoing manager monitoring: in other words, the same standards of front office, operational/back office, legal and risk due diligence are applied to all prospective and funded hedge fund investments.

Management Agreement

Following the termination of the initial offering period, the Master Fund will pay BAAM an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee will accrue monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee will reduce the net asset value of Master Fund (and indirectly, of the Fund) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. BAAM will charge a pro rata portion of the Management Fee in the event of contributions or repurchases taking place during a given calendar quarter.

The contractual fee rate and related terms of the Fund’s Investment Management Agreement with BAAM are substantially the same as the terms of the Master Fund’s investment management agreement with BAAM, except that pursuant to the Fund’s Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. For purposes of the Investment Management Agreement, the term “investment security” has the same meaning as under Section 12(d)(1)(E) of the 1940 Act. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by BAAM to the Fund and the Master Fund. A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Management Agreement with BAAM will be available in the Fund’s regular annual report.

The Investment Management Agreements between BAAM and each of the Fund and the Master Fund provide that BAAM shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties as adviser in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

Portfolio Managers

The portfolio managers of the Fund and the Master Fund have day-to-day management responsibilities for the Fund and the Master Fund. BAAM’s Investment Committee reviews and approves investments made by the Fund and the Master Fund but is not primarily responsible for the day-to-day management of the Fund’s and the Master Fund’s portfolios. Information regarding the portfolio managers is set forth below.

Name	Since	Title and Recent Biography
Alberto Santulin (Portfolio Manager)	2013	Managing Director of BAAM since 2005.
John (JT) Shields (Portfolio Manager)	2013	Vice President of BAAM since 2010; Prior to joining BAAM, was Vice President at UBP Asset Management.

*	Mr. Santulin has served as portfolio manager of the Master Fund since 2012; the other portfolio managers have served as portfolio managers of the Master Fund since 2013.

Further information regarding the portfolio managers, including compensation, other accounts they manage and their ownership of securities in the Fund, is available in the SAI.

Expense Limitation Undertaking

BAAM has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s “Specified Expenses” (as described below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) to an amount not to exceed 0.35% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses

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incurred in the business of the Fund or Master Fund with the exception of: (i) the Management Fee, (ii) the Distribution and/or Service Fee (as applicable), (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceed the Expense Cap, BAAM will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. BAAM may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after March 31, 2016 upon appropriate notice to the Fund. This arrangement cannot be terminated prior to March 31, 2016 without the Board’s consent.

The Fund has agreed to repay the amounts borne by BAAM under the Expense Limitation and Reimbursement Agreement within the three year period after BAAM bears the expense, when and if requested by BAAM, but only if and to the extent that the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. BAAM is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Pass-Through Voting

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from Investors and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Investors. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

Other Service Providers to the Fund and Master Fund

The Administrator

Each of the Fund and the Master Fund has appointed Citi Fund Services Ohio, Inc. (the “Administrator”) to serve as its administrator pursuant to an administration agreements between the Fund and the Administrator and a separate administration agreement between the Master Fund and the Administrator (each, an “Administration Agreement”). Under the Administration Agreements, the Administrator performs certain general administrative tasks for the Fund and the Master Fund, including, but not limited to, keeping financial books and records of the Fund and the Master Fund, and is permitted to delegate any or all of its duties to its affiliated entities.

Under the Administration Agreements, the Administrator will not, in the absence of negligence, willful misconduct or fraud on the part of the Administrator (or its affiliates) or a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund or any other agent of the Fund or the Master Fund), be liable to the Fund or the Master Fund or to any Fund Investor or Master Fund Investor for any act or omission, in the course of, or in connection with, the providing of services to the Fund or the Master Fund or for any loss or damage which the Fund or the Master Fund may sustain or suffer as the result of, or in the course of, the discharge by the Administrator of its duties pursuant to the Administration Agreements.

Each of the Fund and the Master Fund will indemnify the Administrator, its affiliates and its and their directors, officers, employees, representatives, delegates and agents from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable attorneys’ fees and other expenses of every nature and character (collectively, “Liabilities”) arising out of or in any way relating to the Administrator’s performance of its obligations and duties under the applicable Administration Agreement (or the performance by any affiliate to whom services are delegated), provided that this indemnification shall not apply to the extent any such Liabilities result from the Administrator’s (or such affiliates’) gross negligence, willful misconduct or fraud, or from a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund (as applicable) or any other agent of the Fund or the Master Fund (as applicable)).

The Fund and the Master Fund compensate the Administrator according to a fee schedule, under which the following amounts are aggregated and paid monthly: 7 basis points on the first $500 million in aggregate net assets of the Master Fund, 5 basis points on the next $500 million in aggregate net assets of the Master Fund, and 4 basis points on the aggregate net assets of the Master Fund in excess of $1 billion (the “Asset-Based Fees”). The Asset-Based Fees are subject to a monthly minimum fee and typically allocated one-third to the Master Fund and two-thirds to the Fund.

Each Administration Agreement may be terminated by either party upon 90 days prior written notice. The Administrator is a third party service provider to the Fund and the Master Fund and is not responsible for the preparation of this prospectus.

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The Distributor

Blackstone Advisory Partners L.P., a limited partnership under the laws of Delaware, serves as the principal underwriter of the Fund. The Distributor’s principal business address is 345 Park Avenue, New York, NY 10154.

Pursuant to the distribution agreement (the “Distribution Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Custodian and Escrow Agent

Citibank, N.A. through its offices in New York, serves as the Custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund and the Master Fund are not held by BAAM or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 388 Greenwich Street, New York, NY 10013.

The Administrator serves as escrow agent (the “Escrow Agent”) with respect to subscription monies received from prospective Investors in advance of dates when Advisor Class III Shares may be subscribed for and monies may be transmitted to the Fund.

Transfer Agent

Citi Fund Services Ohio, Inc., a corporation organized under the laws of Ohio, serves as the transfer agent for the Fund and the Master Fund (the “Transfer Agent”). The Transfer Agent’s principal business address is 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Registered Public Accounting Firm

The Board has selected Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Fund and the Master Fund. Deloitte & Touche LLP’s principal business address is Two World Financial Center, New York, NY 10281.

Legal Counsel

The law firm of Ropes & Gray LLP serves as legal counsel to the Fund and the Master Fund.

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Subscription for Shares

The Offering

Advisor Class III Shares are being offered during an initial offering period that is scheduled to terminate on or about August 1, 2013, or such earlier or later date as the Board may determine. Advisor Class III Shares will be offered during the initial offering period at the offering price (which is $1,000 per share). The Fund will not commence investment operations until the termination of the initial offering period. Consult with your selling agent to determine if the initial offering period has terminated. Subsequent to the initial offering, Advisor Class III Shares are expected to be offered on a continuous basis at their net asset value per share and may be purchased as of the first Business Day of any month, or at such other times as the Board may determine. During any continuous offering, Advisor Class III Shares may be purchased only from selected broker-dealers or through the Distributor. Any continuous offering, if commenced, may be discontinued at any time. The Distributor will have the sole right to accept orders to purchase Advisor Class III Shares and reserves the right to reject any order in whole or in part. The Master Fund will not pay the Management Fee to BAAM until the termination of the initial offering period.

Advisor Class III Shares are being offered only to “Eligible Investors” as defined below. The minimum initial investment in the Fund by an investor is $50,000. Subsequent investment must be at least $10,000. These minimums may be waived by the Fund from time to time for certain investors, including officers and employees of BAAM and its affiliates.

During the initial and continuous offerings, the full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the date as of which Advisor Class III Shares are to be issued (the “Effective Date”). Advisor Class III Shares purchased after the initial offering period will be issued at net asset value per share as of the Effective Date. Notice of each Advisor Class III Share transaction will be furnished to Investors (or their financial representatives) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Advisor Class III Shares generally will be available within 30 days after the Effective Date; at that time, the number of Advisor Class III Shares based on that net asset value and each Investor’s subscription amount will be determined and credited to the Investor’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Subscriptions for Advisor Class III Shares will not be accepted until the Fund’s registration statement to which this Prospectus relates is declared effective. Pending investment in the Fund, the proceeds of the initial offering, as well as of any subsequent continuous offering, will be deposited in an escrow account maintained by the Escrow Agent, as escrow agent for benefit of Investors. Investors will not earn interest with respect to funds held in the escrow account. The Fund’s general policy is that the full subscription amount must be received by the Distributor no later than three Business Days before the Effective Date, including the Fund’s initial closing. If a closing does not occur, the subscription amount will be returned to the investor.

Each prospective Investor must complete the subscription documents, in which the prospective Investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent must receive the executed subscription documents at least five Business Days before the date as of which Advisor Class III Shares are to be issued. However in the Fund’s or BAAM’s discretion, subscription documents received after this deadline may be accepted.

Eligible Investors

Unless otherwise agreed by the Board, Advisor Class III Shares will be sold only to persons who qualify as “accredited investors,” as defined in Regulation D under the Securities Act. Such persons are referred to in this Prospectus as “Eligible Investors.” Qualifications that must be met in becoming an Investor are set out in the subscription agreement that must be completed by each prospective Investor. Investors who subscribe for additional Advisor Class III Shares will be required to qualify as Eligible Investors at the time of each additional subscription. Any transferee of Advisor Class III Shares must qualify as Eligible Investors at the time of transfer.

Clients of Eligible Financial Intermediaries may generally invest in Advisor Class III Shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Advisor Class III Shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums. In addition, investors may, under certain circumstances, be able to purchase Advisor Class III Shares directly from the Fund.

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Suitability of Investment

An investment in the Fund involves a considerable amount of risk. It is possible that a prospective Investor may lose some or all of his or her investment. Before making an investment decision, a prospective Investor should consider, among other things: (1) the suitability of the investment with respect to such investor’s investment objectives and personal situation; and (2) other factors, including such investor’s personal net worth, income, age, risk tolerance, tax situation and liquidity needs. Prospective Investors should be aware of how the Fund’s and the Master Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor.

Distribution Arrangements

The Distributor acts as the distributor of the Advisor Class III Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Advisor Class III Shares are not subject to a sales load. The Advisor Class III Shares may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor. The Fund is not obligated to sell any Advisor Class III Shares that have not been placed with Investors that meet all applicable requirements to invest in the Fund. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Advisor Class III Shares. There is no minimum number of Advisor Class III Shares (by all Investors in aggregate) required to be purchased in the initial offering or any subsequent offering. The Distributor does not intend to make a market in the Advisor Class III Shares. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

Pursuant to its Distribution and Service Plan, the Fund does not pay the Distributor an ongoing Distribution and Service Fee with respect to the Advisor Class III Shares of the Fund.

BAAM and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of Investor accounts. The level of such payments may be substantial and may be different for different selling agents. These payments may create incentives on the part of a selling agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

Determination of Net Asset Value

The net asset value of the Master Fund and of each class of the Fund will be equivalent to the assets attributable to the Master Fund or class, as applicable, less the liabilities attributable to the Master Fund or class, including accrued fees and expenses, as of any date of determination. Because of the differences in distribution and service fees and class-specific expenses, the per share net asset value of each class may differ. Because the Fund intends to invest substantially all of its assets in the Master Fund, the value of the Fund’s assets will depend on the value of its investment in the Master Fund and, thus, the value of the Master Fund’s investments in Investment Funds. The net asset value of the Master Fund and of each class of the Fund and the net asset value per share of the Fund and the Master Fund generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Boards of the Fund and the Master Fund. The Board of the Master Fund has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds in accordance with GAAP. The Administrator, in consultation with BAAM, values the assets of the Master Fund in accordance with GAAP and the Master Fund’s procedures as adopted by the Board. As a general matter, the Master Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Portfolio Managers and their agents, including their administrators, in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Typically, the fair value of the Master Fund’s interest in an Investment Fund represents the amount that the Master Fund could reasonably expect to receive from an Investment Fund were the Master Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Portfolio Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Investment Funds, and

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also typically are authorized to assign a value to these assets that differs from the market prices or quotations for such assets. As a result, information available to the Master Fund concerning the value of its interests in Investment Funds may not reflect market prices or quotations for the underlying assets held by such Investment Funds. In the unlikely event that an Investment Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of the Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Master Fund values its portfolio.

Because of the important role that Investment Funds’ valuation reporting plays in the valuation of the Master Fund’s and Fund’s net assets, before investing in any Investment Fund, BAAM will conduct a due diligence review of the valuation methodology used for the Investment Fund. These valuation methodologies generally use market values when available, and otherwise utilize principles of fair value that BAAM reasonably believes to be consistent with (but not necessarily the same as) those used by the Master Fund and Fund for valuing their own investments. After investing in an Investment Fund, BAAM will monitor the valuation methodology used by the Investment Fund. Although the procedures approved by the Board provide that the Administrator will review the valuations provided by the Portfolio Managers, none of BAAM, the Administrator or the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are typically unaudited, except for year-end valuations).

For each date for which the net asset value of the Master Fund is calculated, the Administrator will perform an independent valuation of the Master Fund’s portfolio and review any material discrepancies with BAAM. The Administrator will consider all relevant information and the reliability of pricing information provided by the Portfolio Managers and/or the administrators of the Investment Funds. The Administrator and BAAM may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in the Investment Fund. In those circumstances, the Master Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its own net asset value, may be subject to later adjustment, based on information reasonably available at such later time. For example, fiscal year-end net asset value calculations of the Investment Funds typically would be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund and the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amounts received from the Fund by Investors who tendered their Shares before such adjustments and received their proceeds from such tenders. As a result, to the extent that subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of an Investment Fund adversely affect the Master Fund’s and Fund’s net asset values, the outstanding Shares will be adversely affected by previous tenders to the benefit of Investors who tendered their Shares at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the then-outstanding Shares and to the detriment of Investors who previously tendered their Shares at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares.

Assets of the Fund or Master Fund held directly and for which market quotations are readily available will be valued at their current market value.

Assets for which no market quotations are readily available will be valued in any fair and reasonable manner the Board or its delegate may determine.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In these circumstances, BAAM and/or the Board of the Master Fund and Fund will reevaluate their fair value methodology to determine what, if any, adjustments should be made to the methodology.

BAAM acts as investment adviser to other clients that may invest in securities for which no public market price exists. BAAM may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Master Fund or Fund and other clients. Consequently, the fees charged to the Fund and the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

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Expenses of the Fund and the Master Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund and Master Fund if the judgments of the Board of the Fund and Master Fund, BAAM, the Administrator, or Portfolio Managers should prove incorrect. Also, Portfolio Managers typically only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

Repurchases and Transfers of Shares

No Right of Redemption

The Fund is a closed-end investment company, and therefore no Investor will have the right to require the Fund to redeem its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Investors generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

Repurchases of Shares

The Fund from time to time may offer to repurchase a portion (generally, 5–25%) of its outstanding Shares pursuant to written tenders by Investors. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Investors who tender Shares within the 12 month period following acquisition may be subject to an early withdrawal fee, as described below under “Early Withdrawal Fee.” In determining whether the Fund should repurchase Shares from Investors pursuant to written tenders, the Fund’s Board will consider BAAM’s recommendation. BAAM expects that it will recommend to the Fund’s Board that the Fund’s initial Tender Valuation Date (as defined below) be December 31, 2013 and it expects to recommend quarterly repurchases thereafter.

The Fund’s assets will consist primarily of its investment in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its investment in the Master Fund. Shares of the Master Fund are subject to significant transfer restrictions. The Master Fund is a closed-end investment company and the Fund does not have the right to require the Master Fund to redeem the shares of the Master Fund held by the Fund. Therefore, the Fund typically may withdraw all or a portion of its investment in the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund ordinarily will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares at approximately the same time. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to undertake quarterly repurchase offers following procedures that are substantially similar to those employed by the Fund. However, there are no assurances that the Master Fund’s Board will, in fact, decide to conduct repurchase offers on this or any other schedule. The Fund generally cannot make a repurchase offer larger than the repurchase offer made by the Master Fund to the Fund. Moreover, the Master Fund has investors other than the Fund and if a repurchase offer by the Master Fund is fully or oversubscribed, the Fund only would have access to a pro rata portion of the offer by the Master Fund based on the size of its investment in the Master Fund relative to the size of the investments in the Master Fund by other investors. It is anticipated that each repurchase offer made by the Master Fund will extend only to a specified portion of the Master Fund’s net assets, based upon, among other things, the liquidity of the Master Fund’s assets. Because the Master Fund’s assets are expected to be illiquid, it is anticipated that repurchase offers of the Master Fund, and consequently those of the Fund, will be accordingly limited. The Master Fund will typically make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may also affect the size of the Master Fund’s offers.

In addition to considering BAAM’s recommendation, the Fund’s Board also will consider the following factors, among others, in determining the timing and terms of any offers to repurchase Shares:

•	Whether any Investors have requested that the Fund repurchase their Shares;

•	The liquidity of the Master Fund’s assets;

•	The investment plans and working capital requirements of the Fund and Master Fund;

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•	The relative economies of scale with respect to the size of the Fund;

•	The history of the Fund in repurchasing Shares;

•	The condition of the securities markets; and

•	The anticipated tax and/or regulatory consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from Investors pursuant to written tenders only on terms it determines to be fair to the Fund and to all Investors or persons holding Shares acquired from Investors, as applicable. When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain the net asset value of their Shares from the Transfer Agent.

Unless the Board permits revocation, repurchases will be irrevocable after receipt and acceptance by the Fund of eligible written tenders of Shares from Investors by the applicable repurchase offer deadline. If a repurchase offer is oversubscribed by Investors who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law.

In light of liquidity constraints associated with the Master Fund’s investments in Investment Funds and the fact that the Master Fund may have to effect withdrawals from Investment Funds in order to pay for Shares being repurchased, the Fund expects that repurchase offers generally will be conducted according to the following procedures; however, the timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such date is referred to as a “Tender Valuation Date”) and remain open for 30 calendar days.

Payment for repurchased Shares may be made in cash or by the distribution of securities in kind, or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in kind except in the unlikely event that making a cash payment is not feasible or would result in a material adverse effect to the Master Fund, the Fund, or Investors not tendering Shares for repurchase. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

If an Investor tenders Shares and the Fund purchases those Shares, the Fund will ordinarily effect payment for those Shares by issuing the Investor a non-interest-bearing, non-transferable promissory note entitling the Investor to the payment(s) described in (A) or (B) below, as applicable:

E.	Payment Schedule for Purchases of Greater than or Equal to 90% of your Shares:

—

an initial payment equal to 90% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date (the “Initial Payment”), which will be paid to the Investor, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 90% of the aggregate purchase amount from the Master Fund; and

—

a contingent payment (the “Contingent Payment”) equal to the excess, if any, of (a) the net asset value of the Shares tendered and purchased as of the Tender Valuation Date (as may or may not be adjusted based upon subsequent revisions to the net asset values of the Investment Funds) over (b) the Initial Payment; such Contingent Payment to be payable promptly after completion of the Fund’s next annual audit.

—	The 2% early withdrawal fee described below (if applicable) will be deducted from the Initial Payment, and will reduce the total repurchase proceeds.

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F.	Payment Schedule for Purchases of Less than 90% of your Shares:

—

a single payment (the “Single Payment”) equal to 100% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date, which will be paid to the Investor, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 90% of the aggregate purchase amount from the Master Fund.

—	The 2% early withdrawal fee described below (if applicable) will be deducted from the Single Payment, and will reduce the total repurchase proceeds.

The Fund may make multiple audit adjustments to repurchase payment amounts in the event that additional relevant information becomes available following the Fund’s annual audit. Although the Fund has the option to pay all or a portion of the Initial Payment, Contingent Payment and/or Single Payment by distributing securities, such amounts are expected to be paid entirely in cash. Other than the early withdrawal fee described below (if applicable), the Fund does not expect to impose any charges on repurchases of Advisor Class III Shares in the Fund.

The Master Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Master Fund’s initial investment in an Investment Fund. During this period, the Master Fund may not be permitted to withdraw its investment or only may be able to do so with payment of a fee. In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions (such as those experienced by many hedge funds since late 2008). During such times, the Master Fund may not be able to liquidate its holdings in such Investment Funds to allow the Fund to meet repurchase requests. As a result, the Fund is not able to guarantee liquidity to Investors through repurchase offers, particularly during the Fund’s first year of operations. Furthermore, if the Master Fund seeks to liquidate its investment in an Investment Fund that maintains a “side pocket,” establishes a liquidating account mechanism or pays illiquid securities in kind, the Master Fund may not be able to fully liquidate its investment without delay and such delay could be substantial. Accordingly, the Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner.

An Investor tendering for repurchase less than all of its Shares must maintain a minimum account balance after the repurchase is effected, the amount of which will be established by the Fund from time to time and is currently $50,000. If an Investor tenders a number of Shares that would cause the aggregate net asset value of the Investor’s Share holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained. The Fund may also repurchase all of such an Investor’s Shares in the Fund. The Fund may waive the minimum account balance from time to time in BAAM’s sole discretion.

The Fund’s, and a Share’s, net asset value may change materially from the date a tender offer is mailed to the Tender Valuation Date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption “Determination of Net Asset Value” and additional risks are discussed under “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks.”

BAAM and its affiliates may tender for repurchase in connection with any repurchase offer made by the Fund any Advisor Class III Share that it holds in its capacity as an Investor.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund’s Investors, and typically will be funded from available cash or sales of portfolio securities of the Fund or the Master Fund. However, payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than BAAM otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. BAAM intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund or the Master Fund finances repurchase proceeds by selling Fund or Master Fund investments, the Fund or the Master Fund may hold a larger proportion of its total assets in less liquid securities. Accordingly, non-tendering Investors will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their Shares for repurchase in subsequent tender offers, as well as the Fund’s ability to conduct future

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tender offers at all. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. In addition, the repurchase of Shares by the Fund may be a taxable event to tendering Investors.

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

Early Withdrawal Fee

Any Investor that sells Advisor Class III Shares to the Fund in a repurchase offer that has a Tender Valuation Date within the 12 month period following the original issue date of the Advisor Class III Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Advisor Class III Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Advisor Class III Shares on the first Business Day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Advisor Class III Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Advisor Class III Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis.

Forced Redemption

The Fund may (i) repurchase all or any portion of the Shares of an Investor or any person acquiring Shares or portion of the Shares from or through an Investor without consent or other action by the Investor or other person or (ii) cause an Investor to sell all or a portion of its Shares to another Investor, at the most recently calculated net asset value of such Investor’s Shares, for any reason deemed advisable by the Board, including but not limited to situations in which:

•

the Shares (or a portion of the Shares) have been transferred without BAAM’s approval or the Shares (or a portion of the Shares) has vested in any person other than by operation of law as the result of the death, disability, dissolution, bankruptcy or incompetence of an Investor;

•

ownership of the Shares (or portion of the Shares) by an Investor or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may in the judgment of the Board or BAAM subject the Fund or any Investor to an undue risk of adverse tax (such as the Fund no longer being treated as a regulated investment company) or other fiscal or regulatory consequences;

•

continued ownership of the Shares (or portion of the Shares) by the Investor or other person may be harmful or injurious to the business of the Fund, the Master Fund, the Board of the Fund or the Master Fund, BAAM, or prevent BAAM from receiving any fees in respect of the Fund or such Investor;

•	any of the representations and warranties made by an Investor in connection with the acquisition of the Shares (or portion of the Shares) was not true when made or has ceased to be true; or

•

the value of an Investor’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund.

Transfer of Shares

Shares will not be traded on any securities exchange or other market. Shares may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a “Transfer”), except (i) by operation of law resulting from an Investor’s death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of the President of the Fund, which consent may be withheld in his or her sole discretion and shall not be subject to challenge by any potential assignor or assignee. Unless waived by the President of the Fund, Shares may not be transferred unless the Fund has received a written opinion of its counsel (at the expense of the transferor) that such transfer qualifies for an exemption from such registration under the Securities Act or the regulations thereunder.

Any transferee acquiring Shares by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of an Investor or otherwise will be entitled to (i) the distributions paid on the Shares so acquired, (ii) to Transfer all or any portion of the Shares in accordance with the terms of the Declaration of Trust and (iii) to

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tender all or any portion of the Shares for repurchase by the Fund. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor, or the Investor’s equity owners in certain circumstances, at the time of purchase meets the standard for an “accredited investor” as defined in Regulation D under the Securities Act. If an Investor transfers its Shares with the approval of the Board or BAAM (as applicable), the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the fund in connection with such transfer.

In subscribing for Shares, an Investor agrees to indemnify and hold harmless the Fund, the Board, BAAM, each other Investor and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that Investor in violation of these provisions or any misrepresentation made by that Investor in connection with any Transfer.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless an Investor is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to Advisor Class III Shares will be automatically reinvested by the Fund in additional Advisor Class III Shares. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Administrator.

After the Fund declares a dividend (including a capital gain dividend) or determines to make a capital gain distribution, participants will be issued additional Shares at their then net asset value. Notice of each such Share transaction will be furnished as soon as practicable but not later than seven days after the Fund’s NAV is distributed and shareholder transactions are settled, together with information relevant for personal and tax records.

In the case of persons, such as banks, brokers or nominees, who hold Shares for others who are the beneficial owners, the Plan will be administered on the basis of the number of Shares certified from time to time by the record holders as representing the total amount registered in the record holder’s name and held for the account of beneficial owners who are participants in the Plan. Investors who intend to hold their shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. (See “Tax Considerations” below.)

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Description of Shares

The Fund is a business trust organized under the laws of The Commonwealth of Massachusetts on January 10, 2013. The Fund is authorized to issue an unlimited number of shares of beneficial interest and may divide the Shares into one or more classes (each, a “Class”). The Shares are currently offered in three Classes. Each Class has a separate distribution fee arrangement but otherwise has the same rights and privileges as the other Classes. Each Share has one vote at all meetings of shareholders.

All shares of each Class are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. No Investor has the right to require redemption or repurchase of any Shares by the Fund or to tender Shares to the Fund for repurchase. Investors are not liable for further calls or assessments. The Fund does not intend to hold annual meetings of shareholders.

Under the Declaration of Trust, Investors have limited voting rights. Investors only have the right to vote (i) on the election or removal of Trustees, only to the extent provided in the Declaration of Trust or as required under the 1940 Act; (ii) with respect to certain amendments to the Declaration of Trust, (iii) in some circumstances, on Change of Control Transactions (as described below), (iv) on the termination of the Fund, in limited circumstances (as described below) and (v) on such additional matters as required by law or as considered necessary or desirable by the Trustees.

Under the Declaration of Trust, a Trustee may be removed only for cause and only (1) by action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for the purpose of voting on such removal, or (ii) by at least 75% of the remaining Trustees.

The following actions may be authorized only by the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and at least seventy-five percent (75%) of the shares outstanding and entitled to vote thereon, unless any such action has been approved by both a majority of the Trustees and at least 75% of the “continuing Trustees,” in which case no shareholder vote or consent is necessary (unless required under the Fund’s bylaws, as amended (the “Bylaws”)): (i) the merger or consolidation of the Fund with or into any other person or company or of any such person or company with or into the Fund; (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund in the ordinary course of business; (iii) any Investor proposal as to specific investment decisions made or to be made with respect to the assets of the Fund and (iv) the issuance or transfer by the Fund of any securities issued by the Fund to any other person or entity for cash, securities or other property (or combination thereof), excluding (a) sales of any securities of the Fund in connection with a public offering thereof and (b) issuance of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Trustees (transactions described in (i) through (iv) collectively referred to as “Change of Control Transactions”). A “continuing Trustee” is a Trustee who is (A) not a person or an “affiliated person” (as defined in the 1940 Act) of a person who enters or proposes to enter into a Change of Control Transaction with the Fund and has been a Trustee for a period of at least twelve months (or since commencement of the Fund’s operations, if less than twelve months), (B) is a successor to a continuing Trustee who is not a person or an “affiliated person” (as defined in the 1940 Act) of a person who enters or proposes to enter into a Change of Control Transaction with the Fund and is recommended to succeed a continuing Trustee by a majority of the continuing Trustees then in office, (C) is elected to the Board by the Trustees and is elected to be a continuing Trustee by a majority of the continuing Trustees then in office or (D) who serving as a Trustee prior to the first sale of shares pursuant to an initial registered public offering only. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party, which may have the effect of depriving Investors of an opportunity to sell their Shares at a premium over market prices. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Fund’s Declaration of Trust provides that Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period beginning after January 1, 2014, offer to repurchase shares tendered in accordance with the procedures determined by the Board from time to time.

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The Fund may be terminated at any time without Investor vote or consent by the action of a majority of the Trustees and at least 75% of the continuing Trustees, or else by the vote or consent of Investors holding at least 75% of the outstanding shares of the Fund. Upon termination of the Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund as may be determined by the Trustees, Investors are entitled to share ratably in all remaining assets of the Fund (except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of the shares).

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, each as amended, both of which as of the date of this Prospectus are on file with the Securities and Exchange Commission.

Under the Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (including such persons who serve at the Fund’s request as directors, officers, members, partners, or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Fund Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Fund Covered Person may be or may have been involved as a party or otherwise or with which such Fund Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Fund Covered Person, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office (“Disabling Conduct”). The Board will use reasonable and fair means to determine whether Disabling Conduct occurred, including (i) a final decision on the merits by a court or other body before whom the proceeding was brought that Fund Covered Person was not liable by reason of Disabling Conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Fund Covered Person was not liable by reason of Disabling Conduct, by an independent legal counsel in a written opinion. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

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Portfolio Transactions

Portfolio transactions are allocated to brokers by each Portfolio Manager. Portfolio Managers have authority to, and may, select brokers in consideration of such brokers’ provision or payment of the costs of property and services which are generally of benefit to clients of the Portfolio Managers, including the Fund, although such services may not directly relate to any transactions for the benefit of the Fund. Portfolio Managers may use “soft dollars” generated on transactions outside of the safe harbor of Section 28(e) of the Exchange Act to obtain non-research products and services.

In view of the fact that the investment program of certain of the Portfolio Managers may include trading as well as investment, short-term market considerations are frequently involved, and the portfolio turnover in certain of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds.

Tax Considerations

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Investors, including foreign Investors (as defined below). Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

The Fund intends to invest substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will result from distributions or deemed distributions from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned and the income earned by the Fund, will be to or will include such treatment of the Master Fund, and, as applicable, the assets owned and the income earned by the Master Fund.

The Fund intends to elect to be treated and to qualify annually for treatment as a RIC under Subchapter M of the Code. In order for the Fund to so qualify, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code – see the SAI). For these purposes, the Fund will be considered to control any corporation of which the Fund owns 20% or more of the voting power.

In general, for purposes of the 90% gross income test described above, income derived from an entity treated as a partnership for U.S. federal income tax purposes will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its Investors, if it distributes at least 90% of the sum of its investment company taxable income (without regard to the deduction for dividends paid) and any net tax-exempt interest income for that year in the form of dividends (the “distribution requirement”). The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the distribution requirement.

The Fund currently intends to distribute all realized net capital gain each year. If, however, the Fund’s Board determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the

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amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its Investors, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by an Investor will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the Investor’s gross income.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself currently intends to elect to be treated and to qualify and be eligible to be treated as a RIC. Whether the Fund meets the asset diversification test described above will depend on whether the Master Fund meets such test. If the Master Fund were to fail to meet the income, diversification or distribution test and were ineligible to or otherwise were not to cure such failure, the Fund would or may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

The Master Fund intends to gain exposure to Investment Funds in part through investments in the Subsidiary. As described above, in order to qualify as a RIC, the Master Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. Investments in U.S. investment partnerships that invest in commodities and certain commodity-linked instruments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the Internal Revenue Service (the “IRS”) previously issued a number of private letter rulings that indicate that certain income from a RIC’s investment in a controlled foreign corporation (see discussion below) will constitute “qualifying income” for purposes of the 90% gross income test, the IRS suspended issuance of further such rulings pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in these rulings, which change in position may be applied retroactively to the Master Fund, the income from the Master Fund’s investment in the Subsidiary might not be “qualifying income” and the Master Fund might not qualify as a RIC for one or more years, which would adversely affect the value of an investment in the Master Fund and potentially affect the Fund’s qualification as a RIC.

The Subsidiary is wholly owned by the Master Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Master Fund is a U.S. person that owns all of the stock of the Subsidiary, the Master Fund is a “U.S. Shareholder” with respect to the Subsidiary and the Subsidiary is a CFC. As a “U.S. Shareholder,” the Master Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Master Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Master Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Master Fund will be tax-free, to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Master Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Net losses incurred by the Subsidiary during a tax year do not flow through to the Master Fund and thus will not be available to offset income or capital gain generated from the Master Fund’s other investments. In addition, net losses incurred by the Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years.

Failure of the Fund to qualify and be eligible to be treated as a RIC would likely materially reduce the investment return to the Fund’s Investors. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise were not to cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify and be eligible to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

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Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to Investors.

The Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Investors will include in gross income from foreign sources their pro rata shares of such taxes. There are special rules for passing through such credits or deductions in the case of a RIC that invests more than 50% of its assets in other RICs. (See the SAI.) Generally, as a result of these rules, if the Master Fund is eligible to elect and does elect to permit its Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified foreign taxes paid by the Master Fund, the Fund will in turn be eligible to elect to permit its Investors to claim a corresponding credit or deduction.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the Investors on December 31 if it is declared by the Fund in October, November or December of such year, made payable to Investors of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to Investors whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate Investors, if properly reported, may qualify for the dividends-received deduction, provided holding period and other requirements are met by both the Fund and the Investor. In addition, distributions of investment company taxable income reported by the Fund as derived from “qualified dividend income” (defined below) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the Investor, although such income will not be considered long-term capital gains for other federal income tax purposes. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. There can be no assurance of what portion, if any, of the Fund’s distributions will qualify for the dividends-received deduction or as qualified dividend income. Generally, if the Fund receives distributions from the Master Fund that have been properly reported by the Master Fund as qualifying for the dividends-received deduction or as having been derived from qualified dividend income, the Fund will be able to make corresponding distributions that it may itself report as qualifying for the dividends-received deduction or derived from qualified dividend income, as the case may be.

The Fund will invest in Investment Funds that are classified as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Investors. However, an election is generally available to avoid the imposition of that tax. For example, an election to treat a PFIC as a QEF will require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Another election would require the Fund to mark the gains (and to a limited extent losses) in PFIC holdings “to the market” as though such holdings had been sold (and, solely for

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purposes of this mark-to-market election, repurchased) on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the holder would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

The Fund may be required to recognize income (which generally must be distributed to the Fund’s Investors) in excess of the distributions that it receives in respect of a PFIC with respect to which a mark-to-market election is made. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax described above. There can be no assurances, however, that the Fund will be successful in this regard, and the Fund may not be able to maintain its status as a RIC.

Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) that are reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, regardless of the Investors’ respective holding periods for their Shares. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of an Investor’s Shares and, after that basis has been reduced to zero, will constitute a capital gain to the Investor (assuming the Shares are held as a capital asset).

Distributions are taxable in the same manner, whether Investors receive cash or reinvest the distributions in additional Shares through the Plan (described above). Investors will be notified annually as to the U.S. federal tax status of distributions. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

The sale or other disposition of Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefore and their respective bases in such Shares. If the Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. A redemption (including a redemption resulting from a tender offer or liquidation of the Fund), if any, of Shares by the Fund generally will give rise to capital gain or loss if, after the redemption, the Investor does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a holder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Shares may be disallowed if other substantially identical shares are acquired (including through the reinvestment of distributions, which could occur, for example, if the Investor is a participant in the Plan) within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

From time to time, the Fund intends to make a tender offer for its Shares (as described above). Investors who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If an Investor tenders fewer than all of its Shares or fewer than all Shares tendered are

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repurchased, such Investor may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Investors, and Investors who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

When, incident to such a repurchase offer, the Master Fund makes a tender offer for its shares (as described above), the Fund may be treated as having received a taxable dividend from the Master Fund. In such a case, there is a risk that non-tendering shareholders in the Master Fund, and other shareholders of the Master Fund who tender some but not all of their shares therein or not all of whose shares therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of this risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Master Fund.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to Investors who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or an Investor has been notified by the U.S. Internal Revenue Service (the “IRS”) that such Investor is subject to backup withholding. Certain Investors specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Investor’s federal income tax liability if the appropriate information is provided to the IRS.

Absent a specific statutory exemption, dividends other than capital gain dividends paid to an Investor that is not a “U.S. person” within the meaning of the Code (a “foreign Investor”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign Investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax. In the case of a foreign Investor, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign Investor certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN). Effective for taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign Investor, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the Fund properly reports such distributions in a written notice to Investors. It is currently unclear whether Congress will extend the exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, or what the terms of such an extension would be.

If any distributions received by a foreign Investor from the Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign Investor would generally be taxed on such amounts at the same rates applicable to U.S. Investors. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign Investor that is a corporation.

Very generally, special tax rules apply if the Fund holds “U.S. real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign Investor. Furthermore, the foreign Investor may be required to file a U.S. tax return and pay tax on such distributions — and, in certain cases, gain realized on sale of Fund shares – at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

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Tax-exempt entities, including tax-advantaged retirement plans (see “ERISA Considerations” below), may purchase Shares if they are accredited investors. Under current law, the Fund serves to “block” (that is, prevent the attribution to Investors of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Investors. Notwithstanding the foregoing, a tax-exempt Investor could realize UBTI by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt Investor may also recognize UBTI if the Fund were to recognize “excess inclusion income.” See the SAI.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Shares.

The SAI summarizes further federal income tax considerations that may apply to the Fund and its Investors and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

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ERISA Considerations

Employee benefit plans and other plans subject to ERISA or Section 4975 of the Code, including 401(k) plans, IRAs and Keogh Plans may purchase Advisor Class III Shares, provided that they are accredited investors. Because the Fund is an investment company registered under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, BAAM will not be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any such Investor solely as a result of its investment in the Fund. Prospective Investors should consult their advisors to determine the suitability of Advisor Class III Shares as an investment through such plans.

General Information

Securities Outstanding

(1) Title of Class	(2) Amount Authorized	(3) Amount held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Advisor Class III Shares	Unlimited	N/A	$100,000

Legal Proceedings

None of the Fund, the Master Fund, BAAM or the Distributor is a party to any material pending legal proceeding, nor is any of them subject to any proceeding instituted, or any proceeding known to be contemplated, by a governmental authority.

Reports; Fiscal Year

The Fund’s fiscal year will end on March 31. The Fund anticipates sending to Investors an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund’s tax year will end on October 31. After the end of each tax year of the Fund, each Investor will receive a Form 1099 reporting income or gain.

Anti-Money Laundering

As part of the Fund’s effort to prevent money laundering and terrorist financing, the Fund has implemented an anti-money laundering program and has designated an Anti-Money Laundering Officer. The Fund, or its delegate, may require a detailed verification of a Investor’s identity, any beneficial owner underlying the account and the source of the payment.

The Board of Trustees and/or BAAM reserves the right to request such information as is necessary to verify the identity of a subscriber and the underlying beneficial owner of a subscriber’s or Investor’s Shares in the Fund. In the event of delay or failure by the subscriber or Investor to produce any information required for verification purposes, the Fund may refuse to accept or delay the acceptance of a subscription or may require the repurchase of any such Investor’s Shares in the Fund. The Fund may suspend the payment of repurchase proceeds of an Investor if the Fund reasonably deems it necessary to do so to comply with applicable anti-money laundering laws or the laws, regulations, and Executive Orders administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), or other laws or regulations by any person in any relevant jurisdiction (collectively, “AML/OFAC obligations”). The Fund may take one or more of the foregoing actions through a service provider that has agreed to provide anti-money laundering services to the Fund.

Each subscriber and Investor shall be required to make such representations to the Fund as the Fund shall require in connection with the Fund’s AML/OFAC program, including, without limitation, representations to the Fund that the subscriber or Investor (or any person controlling or controlled by the subscriber or Investor; if the subscriber or Investor is a privately held entity, any person having a beneficial interest in the subscriber or Investor; or any person for whom the subscriber or Investor is acting as agent or nominee in connection with the investment) is not (i) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other

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sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the Fund is doing business, including the List of Specially Designated Nationals and Blocked Persons administered by OFAC as such list may be amended from time to time; (ii) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (iii) a current or former senior foreign political figure1 or politically exposed person,2 or an immediate family member or close associate of such an individual. Further, such subscriber or Investor must represent to the Fund that it is not a prohibited foreign shell bank.3

Such subscriber or Investor will also be required to represent to the Fund that amounts contributed by it to the Fund were not directly or indirectly derived from activities that may contravene U.S. federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations.

Each subscriber or Investor agrees to notify the Fund promptly in writing should it become aware of any change in the information set forth in its representations. The subscriber or Investor is advised that, by law, the Fund may be obligated to “freeze the account” of such subscriber or Investor, either by prohibiting additional investments from the subscriber or Investor, declining to repurchase Shares from the subscriber or Investor, suspending the payment of repurchase proceeds payable to the subscriber or Investor and/or segregating the assets in the account in compliance with governmental regulations. The Fund may also be required to report such action and to disclose the subscriber’s or Investor’s identity to OFAC or other applicable governmental and regulatory authorities.

[1]

A “senior foreign political figure” is defined as (a) a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major non-U.S. political party, or a current or former senior executive of a non-U.S. government-owned commercial enterprise; (b) a corporation, business, or other entity that has been formed by, or for the benefit of, any such individual; (c) an immediate family member of any such individual; and (d) a person who is widely and publicly known (or is actually known) to be a close associate of such individual. For purposes of this definition, a “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources; and “immediate family member” means a spouse, parents, siblings, children and spouse’s parents or siblings.

[2]

A “politically exposed person” (“PEP”) is a term used for individuals who are or have been entrusted with prominent public functions in a foreign country, for example Heads of State or of government, senior politicians, senior government, judicial or military officials, senior executives of state owned corporations, important political party officials. Business relationships with family members or close associates of PEPs involve reputational risks similar to those with PEPs themselves. FATF 40 Recommendations Glossary at:http://www.fatf-gafi.org/glossary/0,2586,en_32250379_32236889_35433764_1_1_1_1,00.html#34285860.

[3]

A “prohibited foreign shell bank” is a foreign bank that does not have a physical presence in any country, and is not a “regulated affiliate,” i.e., an affiliate of a depository institution, credit union, or foreign bank that (i) maintains a physical presence in the U.S. or a foreign country, and (ii) is subject to banking supervision in the country regulating the affiliated depository institution, credit union, or foreign bank.

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APPENDIX A

SUPPLEMENTAL PERFORMANCE INFORMATION OF SIMILAR FUNDS

Blackstone Alternative Alpha Fund II (the “Fund”) is newly organized and has no performance record of its own and Blackstone Alternative Alpha Master Fund (the “Master Fund”) is recently organized and has only a limited performance record of its own. Set forth below is (i) the limited performance record of Blackstone Alternative Alpha Fund, a Massachusetts business trust that (a) is registered under the 1940 Act as a closed-end management investment company, and (b) invests substantially all of its assets in the Master Fund and (ii) the performance information for funds managed by Blackstone Alternative Asset Management L.P. (“BAAM”), the investment adviser to the Fund and the Master Fund, that have an investment program substantially the same as the Fund and the Master Fund (“Similar Funds Performance Information”). The Similar Funds Performance Information is not the performance record of the Fund or the Master Fund and should not be considered a substitute for the Fund’s or the Master Fund’s own performance. Past returns are not indicative of future performance.

BAAM acts as investment adviser to other funds that have investment objectives, policies and strategies that are substantially similar to those of the Fund and Master Fund. The Similar Funds Performance Information is provided to illustrate the past performance of BAAM in managing substantially similar funds; it does not represent the performance of the Fund or of the Master Fund. We have stated below the average annual total return information over the one-, five-, and ten-year period ended March 31, 2013 for the other funds, which represents all substantially similar funds managed by BAAM (including Blackstone Alternative Alpha Fund) (“Similar Funds”), as well as calendar year returns, monthly returns, and certain historical statistics. The average performance information of the Similar Funds is presented as a composite that represents an average of the total returns of each fee-paying share class of each Similar Fund, calculated by asset weighting individual share class Similar Fund returns, using beginning of month values. Annual and annualized returns are calculated by geometrically linking the monthly returns. A Similar Fund’s returns are typically included in the composite following one full calendar month of operation.

The returns of share classes of the Similar Funds that do not pay any fees have been excluded from the composite; the returns of fee-paying share classes of the Similar Funds are shown net of the actual fees and expenses incurred by the Similar Funds. The fees and expenses of the Fund and the Master Fund may be higher than those of the Similar Funds’ share classes reflected in the composite; had all of the Similar Funds’ performance records reflected the fees and expenses of the Fund and the Master Fund, the Similar Funds’ performance may have been lower. Returns are calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses.

The Similar Funds (with the exception of the Blackstone Alternative Alpha Fund) are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If all of the Similar Funds had been registered under the 1940 Act, their returns might have been lower. Although the Fund, the Master Fund and the Similar Funds have substantially the same investment programs, as is discussed in Conflicts of Interest, the Fund and the Master Fund will not necessarily make the same investments as the Similar Funds, so that the investment performance of the Fund, the Master Fund and the Similar Funds will differ in the future.

Annualized Returns (Ending March 31, 2013)

	1 Year	5 Year	10 Years
Blackstone Alternative Alpha Fund (Inception Date April 2, 2012)	8.4%	N/A	N/A
Similar Funds	9.6%	3.8%	7.0%
HFRI Fund of Funds Composite Index	4.8%	-0.2%	3.9%
HFRI Equity Hedged Index	5.5%	2.1%	6.4%
S&P 500 Total Return	14.0%	5.8%	8.5%

Calendar Year Returns

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Similar Funds	0.7%	8.9%	7.2%	12.5%	9.2%	19.2%	-20.2%	15.0%	9.1%	-0.1%	10.9%
HFRI Fund of Funds Composite Index	1.0%	11.6%	6.9%	7.5%	10.4%	10.3%	-21.4%	11.5%	5.7%	-5.7%	4.8%
HFRI Equity Hedged Index	-4.7%	20.5%	7.7%	10.6%	11.7%	10.5%	-26.7%	24.6%	10.5%	-8.4%	7.4%
S&P 500 Total Return	-22.1%	28.7%	10.9%	4.9%	15.8%	5.5%	-37.0%	26.5%	15.1%	2.1%	16.0%

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Historical Statistics (For the ten year period ended March 31, 2013)

	Annualized Performance	Standard Deviation	Sharpe Ratio	Maximum Drawdown
Similar Funds	7.0%	6.5%	0.82	-21.3%
HFRI Fund of Funds Composite Index	3.9%	5.6%	0.39	-22.2%
HFRI Equity Hedged Index	6.4%	8.8%	0.53	-30.6%
S&P 500 Total Return	8.5%	14.8%	0.46	-50.9%

Monthly Returns of the Similar Funds (Ending March 31, 2013)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2002	0.5%	0.1%	-0.9%	0.8%	0.7%	-1.1%	-1.0%	0.8%	0.5%	0.2%	-0.6%	0.8%	0.7%
2003	0.9%	0.7%	0.2%	1.2%	1.3%	0.5%	0.0%	1.0%	-0.2%	2.0%	0.6%	0.5%	8.9%
2004	2.3%	1.9%	0.3%	-1.1%	-0.2%	-0.7%	-1.7%	-0.2%	1.0%	1.4%	2.5%	1.5%	7.2%
2005	0.2%	1.6%	-0.5%	-1.1%	2.4%	1.8%	2.8%	1.0%	1.3%	-2.1%	3.3%	1.3%	12.5%
2006	3.4%	0.4%	1.8%	1.5%	-3.6%	-1.3%	-0.5%	1.6%	1.0%	1.6%	2.5%	0.6%	9.2%
2007	1.8%	0.8%	1.8%	1.9%	2.8%	0.7%	1.7%	-0.2%	2.1%	3.1%	-0.0%	1.2%	19.2%
2008	-2.2%	1.9%	-2.4%	2.1%	2.1%	-1.6%	-2.5%	-0.8%	-9.1%	-5.9%	-2.1%	-1.3%	-20.2%
2009	1.6%	0.6%	0.2%	0.3%	3.5%	0.8%	1.5%	1.1%	1.7%	-0.2%	1.9%	1.1%	15.0%
2010	-0.5%	1.0%	1.9%	0.2%	-2.3%	-1.5%	2.0%	-0.0%	3.5%	1.9%	0.3%	2.3%	9.1%
2011	-0.1%	1.4%	0.6%	1.3%	0.1%	-0.4%	-0.4%	-3.0%	-3.2%	4.3%	-0.1%	-0.4%	-0.1%
2012	3.1%	2.3%	1.3%	0.0%	-1.6%	0.1%	0.9%	1.5%	1.4%	-0.3%	1.1%	0.9%	10.9%
2013	3.1%	0.3%	2.1%										5.5%

HFRI Fund of Funds Composite Index is an unmanaged equal-weighted index representing funds of hedge funds that invest with multiple managers focused on absolute return strategies. The Index includes funds of hedge funds tracked by Hedge Fund Research, Inc. and is revised several times each month to reflect updated fund of hedge fund return information. The Index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies. There are no asset-size or track record length minimum requirements for inclusion in the Index. The Index reflects actual fees and expenses charged by the hedge funds included in the index.

HFRI Equity Hedge Index is an unmanaged equal-weighted index representing hedge funds tracked by Hedge Fund Research, Inc. that have an equity hedge strategy. Equity hedge strategies invest in both long and short positions in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The Index is revised several times each month to reflect updated hedge fund return information. The Index is a proxy for the performance of the universe of funds of hedge funds focused on equity hedged strategies. There are no asset-size or track record length minimum requirements for inclusion in the Index. The Index reflects actual fees and expenses charged by the hedge funds included in the index.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of common stock performance that includes 500 U.S. stocks representing all major industries. Returns are denominated in USD and include dividends. The index returns are provided by Bloomberg.

The volatility of the indices presented may be materially different from that of the performance of the Fund and the Similar Funds. In addition, the indices employ different investment guidelines and criteria than the Fund and the Similar Funds; as a result, the holdings in the Fund and the Similar Funds may differ significantly from the securities that comprise the indices. The indices allow for comparison of the Fund’s and the Similar Funds’ performance with that of well-known, appropriate, and widely recognized market indices; the market indices are not intended to be reflective or indicative of the Similar Funds’, the Fund’s or the Master Fund’s performance. A summary of the investment guidelines for the indices presented are available upon request.

Maximum Drawdown: Reflects the maximum amount that a fund has lost from its peak. A fund is said to be “underwater” when the net asset value (NAV) is less than peak NAV. A peak occurs when the NAV reaches a new high and a drawdown ends when the NAV stops declining (reaches a trough). The size of a drawdown is one indication of an investment’s financial risk and is usually quoted as a percentage of performance between NAV peak and trough.

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Sharpe Ratio: Measures risk-adjusted return as a ratio of returns to risk. The Sharpe ratio (i) is used to express how much return is achieved for the amount of risk taken in an investment and (ii) may be used to compare hedge funds with similar return characteristics. The higher a Sharpe ratio, the less risk is taken per unit return. The Sharpe ratio formula is the (investment return less the risk free return) divided by the standard deviation of the investment.

Standard Deviation: Standard deviation is a measure of volatility, or how far returns stray from the mean. It is a historical measure of the variability of return earned by an investment. The higher the standard deviation, the larger the variance of returns and the greater the financial risk. Low volatility means the returns are tightly clustered around the mean return and higher volatility means the returns are dispersed at greater distances from the mean.

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THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JUNE 19, 2013

STATEMENT OF ADDITIONAL INFORMATION

[June     , 2013]

BLACKSTONE ALTERNATIVE ALPHA FUND II

Advisor Class I, Advisor Class II and Advisor Class III shares

345 Park Avenue

28th Floor

New York, New York 10154

212-583-5000

The prospectuses of Blackstone Alternative Alpha Fund II (the “Fund”), dated [June     , 2013] (the “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI free of charge by contacting Citi Fund Services Ohio, Inc. at

1-888-386-9490. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus.

INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund and Blackstone Alternative Alpha Master Fund (the “Master Fund”), as well as the principal risks associated with the Fund’s and the Master Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various private investment funds (“Investment Funds”) in which the Master Fund invests are not subject to the investment policies of the Fund and the Master Fund and may have different or contrary investment policies.

FUNDAMENTAL INVESTMENT POLICIES

The Fund and the Master Fund may (except as noted below):

(1)	Borrow money, make loans or issue senior securities to the fullest extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission (the “SEC”), as such statute, rules, regulations or orders may be amended from time to time.

(2)	Not invest 25% or more of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not considered to represent an industry.

(3)	Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(4)	Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

The fundamental investment limitations set forth above restrict the ability of the Fund and the Master Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1). Under the 1940 Act, the Fund and Master Fund each may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). For more information on leverage and the risks relating thereto, see “Risks Associated With the Investment Manager and the Operation of the Fund—Borrowing by the Fund; Investments are Leveraged” in the Prospectus.

The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Fund and Master Fund each may only make loans if expressly permitted to do so by its investment policies, and the Fund and Master Fund each may not make loans to persons who control or are under common control with the Fund and Master Fund, respectively. Thus, the 1940 Act effectively prohibits the Fund and Master Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund and Master Fund each may, however, make other loans which, if made, would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund and Master Fund each retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the Fund’s or the Master Fund’s, as applicable, total assets.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio

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securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund or Master Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Fund or Master Fund, respectively, and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund or Master Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares).

Neither the Fund nor the Master Fund anticipates issuing any class of senior security that is a stock. Under the 1940 Act, the issuance of any other type of senior security by the Fund or Master Fund is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board of Trustees (of the Fund or Master Fund, respectively), with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). If the Fund or Master Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Fund or Master Fund (as applicable) would be largely dependent on the performance of that industry or industries. The industry concentration policy of each of the Fund and Master Fund does not preclude it from investing 25% or more of its total assets in issuers in a group of industries (such as different types of technology issuers) for temporary defensive purposes or in order to remain fully invested, including during the period during which the net proceeds of the offering are being invested. For purposes of this fundamental investment policy, Investment Funds are not considered part of any industry or group of industries. Notwithstanding anything herein to the contrary, nothing in Fundamental Investment Restriction (2) will prohibit the Fund from investing in the Master Fund. For purposes of determining compliance with Fundamental Investment Restriction (2), neither the Fund nor the Master Fund will consider portfolio investments held by the Investment Funds.

Fundamental Investment Restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

The restrictions listed above are fundamental policies of the Fund and Master Fund. Except as described herein, the Fund and Master Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of its outstanding shares. For purposes of the foregoing, “a majority of the outstanding shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this Statement of Additional Information and the Prospectus) of the Fund or Master Fund apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Investment Manager to be of comparable quality), or change in the percentage of the Fund’s or Master Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s or Master Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s or Master Fund’s total assets, will not require the Fund or Master Fund (as applicable) to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Investment Manager will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

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ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF INVESTMENT

FUNDS AND RELATED RISKS

As discussed in the Prospectus, the Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which in turn invests its assets in Investment Funds, which pursue a variety of investment strategies. Through its investment in the Master Fund, the Fund is indirectly exposed to the investment practices of the Investment Funds and the related risks. Blackstone Alternative Asset Management L.P., the investment adviser to the Fund and the Master Fund (the “Investment Manager” or “BAAM”), oversees the investment management services provided to the Fund and the Master Fund. Additional information regarding the types of securities and financial instruments in which the managers of the Investment Funds (“Portfolio Managers”) may invest the assets of Investment Funds, and certain of the investment techniques that may be used by Portfolio Managers, are set forth below. As there is no limit on the types of investments the Investment Funds may make, however, this cannot be a comprehensive description. Any decision to invest in the Fund should take into account the possibility that the Investment Funds may make virtually any kind of investment, and be subject to related risks, which can be substantial. The Master Fund’s investments in Investment Funds will likely give rise to taxable income in excess of the cash distributed to it by those Investment Funds. In order to make distributions of its income, it is possible the Master Fund will borrow or dispose of certain of its investments, including when it is not otherwise advantageous to do so. See “Taxes” below for further discussion of distributions by the Fund and the Master Fund.

Portfolio Turnover

A Portfolio Manager may trade an Investment Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly by the Fund and the Master Fund, and which may adversely affect the Fund’s and the Master Fund’s performance. It also may give rise to income that is taxed earlier and/or at higher rates for Investors than would be the case in the absence of such turnover, including through the realization of capital gains or other types of income that are taxable to Investors when distributed by the Fund to them, unless those Investors are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. The after-tax impact of portfolio turnover is generally not considered when making investment decisions for an Investment Fund. See “Tax Considerations” in the Prospectus and “Taxes” in this Statement of Additional Information for more information.

Non-Diversified Portfolio

The Fund is not required to satisfy the requirements for diversified funds. The Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

The Fund must meet a diversification test to qualify as a “regulated investment company” (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” below for a description of these diversification standards.

Organization and Management of the Wholly-Owned Subsidiary

A portion of the Fund’s assets (up to 25%) may be invested in a wholly-owned and controlled subsidiary (the “Subsidiary”) of the Master Fund, which is an exempted company with limited liability formed under the laws of the Cayman Islands. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. The Subsidiary has a board of directors. BAAM expects to invest the Subsidiary’s assets in various Investment Funds. The Fund does not intend to sell or transfer shares of the Subsidiary to any third party.

Accelerated Transactions

In order to take advantage of certain available investment opportunities, the Investment Manager and/or Portfolio Managers may need to make investment decisions on an expedited basis. In such cases, the information available to the Investment Manager and/or the Portfolio Manager at the time of an investment decision may be limited. The Investment Manager and/or the Portfolio Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

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Risks of Foreign Investments

General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, the Master Fund and/or an Investment Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund, the Master Fund and/or an Investment Fund in respect of its foreign securities will reduce the Fund’s yield. See “Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which an Investment Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), an Investment Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce an Investment Fund’s net asset value at the time accrued, even though, in some cases, the Investment Fund ultimately will not pay the related tax liabilities. Conversely, an Investment Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Investment Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Investment Funds will satisfy applicable foreign reporting requirements at all times.

Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce an Investment Fund’s income from investments in securities or debt instruments of emerging country issuers.

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Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause an Investment Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

Securities Lending

An Investment Fund may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Investment Fund’s ability to vote the securities. If a loan is collateralized by cash, the Investment Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Investment Fund’s earnings on the collateral. As with other extensions of credit, the Investment Fund bears the risk of delay in the recovery of loaned securities and of loss of rights in the collateral should the borrower fail financially. The Investment Fund also bears the risk that the value of investments made with collateral may decline. The Investment Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Investment Fund may have the right to call loans at any time on reasonable notice. However, the Investment Fund bears the risk of delay in the return of the security, impairing the Investment Fund’s ability to vote on such matters. A Portfolio Manager may retain lending agents on behalf of an Investment Fund that are compensated based on a percentage of the Investment Fund’s return on its securities lending. The Investment Funds may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Depositary Receipts

Investment Funds may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying foreign security, Depositary Receipts are subject to most of the risks associated with investing in foreign securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Risks Arising from Investment Activities of the Investment Funds—Non-U.S. Securities.” Depositary Receipts also may be subject to liquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock

5

approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, an Investment Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Warrants and Rights

Investment Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Investment Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit an Investment Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Investment Fund would otherwise wish.

Non-Standard Warrants. Investment Funds may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Risks Arising from Investment Activities of the Investment Funds—Futures, Options and Derivative Instruments” and “—Risk of Counterparty Default” in the Prospectus. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Investment Fund wishes to sell it.

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Options and Futures

Investment Funds may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while an Investment Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Investment Fund’s performance. The Fund (and the Master Fund) is a commodity pool under the Commodity Exchange Act (“CEA”) and BAAM is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to the Fund (and the Master Fund). As a result, additional Commodity Futures Trading Commission (“CFTC”)-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Until the CFTC’s and SEC’s overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on the Fund is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

Options on Securities and Indices. Investment Funds may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, an Investment Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Investment Fund to sell the security at the higher exercise price or to close out the option at a profit.

By using put options in this manner, the Investment Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by an Investment Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Investment Fund and transaction costs.

Among other reasons, an Investment Fund may purchase call options to hedge against an increase in the price of securities the Investment Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Investment Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Investment Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Investment Fund. Thus, for a call option purchased by an Investment Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Investment Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because an Investment Fund receives a premium for writing a put or call option, an Investment Fund may seek to increase its return by writing call or put options on securities or indices. The premium an Investment Fund receives for writing an option will increase the Investment Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium an Investment Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

An Investment Fund may write a call option on a security or other instrument held by the Investment Fund (commonly known as “writing a covered call option”). In such case, the Investment Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, an Investment Fund may write a call option on securities in which it may invest but that are not currently held by the Investment Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase an Investment Fund’s income with minimal capital risk. However, when securities prices increase, the Investment Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument

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exceeds the option’s exercise price, the Investment Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Investment Fund does not own are riskier than calls written on securities owned by the Investment Fund because there is no underlying security held by the Investment Fund that can act as a partial hedge. When such a call is exercised, the Investment Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Investment Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

An Investment Fund also may write a put option on a security. In so doing, the Investment Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. An Investment Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, an Investment Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. An Investment Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, an Investment Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. An Investment Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If an Investment Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when an Investment Fund desires to do so.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that an Investment Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by an Investment Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Investment Funds’ ability to use options as part of their investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when an Investment Fund seeks to close out an option position. If an Investment Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Investment Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, an Investment Fund foregoes the opportunity to profit from increases in the index over the strike price of the option,

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though it retains the risk of loss (net of premiums received) should the price of the Investment Fund’s portfolio securities decline. If an Investment Fund writes a call option and does not hold the underlying security or instrument, the amount of the Investment Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, an Investment Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by an Investment Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Investment Funds, the Fund, the Master Fund, the Investment Manager, Portfolio Manager(s) and other clients of the Investment Manager or Portfolio Manager(s) may constitute such a group. These limits could restrict an Investment Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. See “Swap Contracts and Other Two-Party Contracts—Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options. Investment Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. (See “Foreign Currency Transactions” below for more information on the Investment Funds’ use of currency options.)

Futures. Investment Funds may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase and sale of futures contracts may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying

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futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Investment Funds may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)

Index Futures. An Investment Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. Investment Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation Linked Futures. Investment Funds may engage in transactions involving inflation linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation linked futures may be used by an Investment Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Investment Funds also may combine inflation linked futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.

Currency Futures. Investment Funds may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of Investment Funds’ use of currency futures.)

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Investment Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, an Investment Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, an Investment Fund may hedge against a possible increase in the price of securities the Investment Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, an Investment Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on

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interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of some Investment Funds’ use of options on currency futures.)

An Investment Fund also typically will be required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Investment Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Investment Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Investment Funds may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, an Investment Fund may realize a loss on the futures contract at the same time the Investment Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, an Investment Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, an Investment Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by an Investment Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Investment Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Investment Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

An Investment Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Investment Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Investment Fund does not then invest in those securities, the Investment Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

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The Investment Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that an Investment Fund will be able to utilize these instruments at all or that their use will be effective. In addition, there can be no assurance that a liquid market will exist at a time when an Investment Fund seeks to close out a futures or option on a futures contract position, and that Investment Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, an Investment Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Investment Fund’s net assets will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Investment Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if an Investment Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Investment Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if an Investment Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Investment Fund, the Investment Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, an Investment Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Investment Fund was held by the futures broker.

An Investment Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Portfolio Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic

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exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, an Investment Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, an Investment Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when an Investment Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent an Investment Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Investment Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Investment Fund to enforce its contractual rights may lead the Investment Fund to decide not to pursue its claims against the counterparty. An Investment Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Investment Fund has incurred the costs of litigation. In addition, unless an Investment Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that an Investment Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).

Swap Contracts and Other Two-Party Contracts

Investment Funds may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts. Investment Funds may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease an Investment Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names.

An Investment Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, an Investment Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. An Investment Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, an Investment Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, an Investment Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Investment Fund. In such an instance, the Investment Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Investment Fund’s portfolio, the Investment Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. An Investment Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, an Investment Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

An Investment Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The

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nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments – Inflation Indexed Bonds” below.

In addition, an Investment Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, an Investment Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. An Investment Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Investment Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Investment Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. An Investment Fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

An Investment Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Investment Fund will receive a premium from its counterparty in return for the Investment Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, an Investment Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Investment Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Investment Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may result from various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may result from such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

An Investment Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Investment Funds may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” below for more discussion of the Investment Funds’ use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. An Investment Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. An Investment Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Investment Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, Investment Funds may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.

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Interest Rate Caps, Floors, and Collars. Investment Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures—Risk Factors in Options Transactions” and “—Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. An Investment Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Investment Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Investment Fund. If the counterparty defaults, an Investment Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Investment Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, an Investment Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Investment Fund. The cost and unpredictability of the legal proceedings required for the Investment Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when an Investment Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent an Investment Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Investment Fund. The Investment Fund, therefore, assumes the risk that it may be unable to obtain payments the Portfolio Manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Investment Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Counterparty risk with respect to OTC derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Legal and Regulatory Risk” below for more information.

An Investment Fund’s ability to enter into these transactions may be affected by tax considerations.

Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose an Investment Fund to greater counterparty risk than exchange-traded derivatives.

Among other trading agreements, Investment Funds may be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by such Investment Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to

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collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of an Investment Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on an Investment Fund’s operations.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which an Investment Fund’s assets are denominated, or in which an Investment Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Investment Fund. Similarly, currencies in which an Investment Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Investment Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and an Investment Fund may not be able to covert these currencies into U.S. dollars, in which case the Portfolio Manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

Investment Funds may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Investment Funds may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of an Investment Fund and the Investment Fund’s performance benchmark or index. Investment Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce an Investment Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of an Investment Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by an Investment Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract. Finally, forward foreign currency contracts, as two party obligations for which there is no secondary market, involve counterparty risk not present with currency futures contracts, discussed below.

An Investment Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, an

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Investment Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts.)

An Investment Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of an Investment Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options.)

Repurchase Agreements

An Investment Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Investment Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford an Investment Fund the opportunity to earn a return on temporarily available cash without market risk, although the Investment Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Investment Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Investment Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Risks Arising from Investment Activities of the Investment Funds—Risk of Counterparty Default” in the Prospectus.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments” below. In addition, the Investment Funds may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). See, for example, “Options and Futures—Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of an Investment Fund that invests in floating rate fixed income securities cannot be predicted with certainty. The future income of an Investment Fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

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The Investment Funds may invest in a wide range of debt and fixed income instruments, including, but not limited to, Brady Bonds, Euro Bonds and Zero Coupon Securities, described below.

Cash and Other High Quality Investments

The Investment Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Investment Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of an Investment Fund, the Investment Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Investment Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Investment Fund takes a temporary defensive position.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of an Investment Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, an Investment Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. An Investment Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

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Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for an Investment Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). An Investment Fund may also invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts—Swap Contracts” above.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Real Estate Investment Trusts and other Real Estate-Related Investments

Investment Funds may invest in pooled real estate investment funds (so-called “real estate investment trusts” or “REIT”s) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities.

REITs are pooled investment funds that invest in real estate or real estate-related companies. Investment Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the

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real estate industry. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to an Investment Fund’s investment in U.S. REITs.

By investing in REITs indirectly through an Investment Fund, investors will bear not only their proportionate share of the expenses of the Investment Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit- card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed-income securities described in the Prospectus under “Risks Arising from Investment Activities of the Investment Funds” and elsewhere in this SAI.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by an Investment Fund. The Investment Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.

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Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. Although liquidity of asset-backed securities has improved recently, there can be no assurance that in the future the market for asset-backed securities will continue to improve and become more liquid. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, an Investment Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations” ) (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of

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which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

Investment Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). Investment Funds may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

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The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which an Investment Fund invests. Investment Funds may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, an Investment Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, liquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which an Investment Fund is also invested, this would tend to increase the Investment Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Below Investment Grade Securities

Investment Funds may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Portfolio Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, Investment Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Investment Fund. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. An Investment Fund’s investments in Below Investment Grade Securities may be more dependent on the Portfolio Manager’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because

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Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value” in the Prospectus), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of an Investment Fund. Some Below Investment Grade Securities in which an Investment Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics.

Distressed or Defaulted Instruments

Investment Funds may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). An Investment Fund may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub- performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Investment Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Portfolio Manager to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the Portfolio Manager’s evaluation of the eventual recovery value of a defaulted instrument should prove incorrect, an Investment Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Investment Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in distressed or defaulted instruments can present special tax issues for an Investment Fund. See “Taxes” below for more information.

Investment Funds’ Exposure to Lehman Brothers Bankruptcy and Its Affiliates’ Insolvency. On or about September 15, 2008, Lehman Brothers Holdings Inc. (“Lehman Holdings”) filed for protection under Chapter 11 of the United States Bankruptcy Code, Lehman Brothers International (Europe) Ltd. (“LBIE”) was placed into administration in the United Kingdom, Lehman Brothers Inc., a U.S. broker-dealer (“LBI”), became subject to protection of and possible sale or liquidation by the U.S. Securities Investor Protection Corporation, and other affiliates of Lehman Holdings suspended operations (the foregoing entities, collectively, “Lehman”). Some of the Investment Funds may have engaged in business with Lehman and/or have counterparty exposure to Lehman that such Investment Funds have not yet been able to recover. It is currently unknown whether or when such Investment Funds will ultimately be able to recover any assets that are in Lehman’s possession or subject to Lehman’s control, although it is expected that any such recovery may take months or years. Such Investment Funds may write down the value of their exposure to Lehman or may take steps to segregate their exposure to Lehman so that only existing investors will participate in the recovery and bear any costs related to such Investment Funds’ exposure to Lehman.

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To the extent the Fund and the Master indirectly participate in such Lehman exposure, they will be subject to the valuation uncertainties surrounding the Lehman claims. In some cases, Investment Funds with significant Lehman claims may be unable to value their portfolios.

Merger Arbitrage Transactions

Investment Funds may engage in merger arbitrage transactions, where an Investment Fund will purchase securities at prices below the Portfolio Manager’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer or other similar transaction. If the proposed merger, exchange offer, tender offer or other similar transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Investment Fund may decline sharply and result in losses to the Investment Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Also, in certain transactions, an Investment Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by an Investment Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Investment Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to inadvertent market-related losses.

Brady Bonds

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.

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Zero Coupon Securities

An Investment Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Investment Fund may be required to distribute the accrued income to its shareholders, even though the Investment Fund is not receiving the income in cash on a current basis. Thus, an Investment Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

Indexed Investments

Investment Funds may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Investment Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which an Investment Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation Indexed Bonds. Investment Funds may invest in inflation indexed bonds. Investment Funds may also invest in futures contracts on inflation indexed bonds. See “Options and Futures—Inflation Linked Futures” above for a discussion of inflation linked futures. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an Investment Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

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If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Investment Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by an Investment Fund from inflation indexed bonds are included in the Investment Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Investment Fund, even though principal is not paid until maturity.

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments and When-Issued Securities

Investment Funds may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, an Investment Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Portfolio Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. An Investment Fund generally does not earn income on the securities it has committed to purchase until after delivery. An Investment Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Investment Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Investment Fund paid for them).

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Loans (Including Bank Loans), Loan Participations, and Assignments

Investment Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, including bank loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Investment Funds may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer an Investment Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by an Investment Fund may be below investment-grade.

When investing in a loan participation, an Investment Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Investment Fund must rely on the seller of the participation interest not only for the enforcement of the Investment Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Investment Fund to greater delays, expenses, and risks than if the Investment Fund could enforce its rights directly against the borrower. In addition, the Investment Fund generally will have no rights of set-off against the borrower, and the Investment Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Investment Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Investment Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Investment Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

Investments in loans through direct assignment of a lender’s interests may involve additional risks to an Investment Fund. For example, if a secured loan is foreclosed, the Investment Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Investment Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness an Investment Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

A Portfolio Manager may, with respect to its management of investments in certain loans for an Investment Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, the Portfolio Manager may seek to avoid receiving material, non-public information about

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the borrowers to which the Investment Fund may lend (through assignments, participations or otherwise). A Portfolio Manager’s decision not to use material, non-public information about borrowers may place the Portfolio Manager at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, a Portfolio Manager’s ability to assess the significance of the amendment, waiver or consent or its desirability from an Investment Fund’s point of view may be materially and adversely affected.

When a Portfolio Manager’s personnel do come into possession of material, non-public information about the issuers of loans that may be held by an Investment Fund or other accounts managed by the Portfolio Manager (either intentionally or inadvertently), the Portfolio Manager’s ability to trade in other securities of the issuers of these loans for the account of the Portfolio Manager will be limited pursuant to applicable securities laws. Such limitations on the Portfolio Manager’s ability to trade could have an adverse affect on an Investment Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by an Investment Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Investment Fund to pay additional cash on demand. These commitments may have the effect of requiring the Investment Fund to increase its investment in a borrower at a time when it would not otherwise have done so.

Trade Claims. Investment Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if an Investment Fund does receive payment, it may be in an amount less than what the Investment Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Reverse Repurchase Agreements and Dollar Roll Agreements

Investment Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by an Investment Fund of portfolio securities concurrently with an agreement by the Investment Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Investment Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which an Investment Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Investment Fund foregoes principal and interest paid on the securities. The Investment Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, an Investment Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Investment Fund’s right to repurchase the securities. Furthermore, in that situation an Investment Fund may be unable to recover the securities it sold in connection with a reverse

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repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Investment Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). An Investment Fund’s use of reverse repurchase agreements also subjects the Investment Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Risks Arising from Investment Activities of the Investment Funds—Futures, Options and Derivative Instruments” and”—Risk of Counterparty Default” in the Prospectus.

Commodity-Related Investments

Investment Funds may invest in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). Investment Funds may obtain such exposure by investing in commodity-related derivatives (as defined below).

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

Investments Funds may invest in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

Investment Funds may invest in illiquid securities.

A Portfolio Manager also may deem certain securities to be illiquid as a result of the Portfolio Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Portfolio Manager’s ability to trade such securities for the account of any of its clients, including the Investment Funds. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of an Investment Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, an Investment Fund may not be able to

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initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. An Investment Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. An Investment Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Investment Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Investment Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing an Investment Fund’s net assets. The judgment of the Portfolio Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities. Investment Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Investment Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, an Investment Fund may invest in shares of both open- and closed-end investment companies (including money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes an Investment Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Investment Funds also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which an Investment Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Investment Funds may also invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Short Sales

Investment Funds may seek to hedge investments or realize additional gains through short sales. An Investment Fund may make short sales “against the box,” meaning the Investment Fund may make short sales where the Investment Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If an Investment Fund makes a short sale against the box, the Investment Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. Once the Investment Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. An Investment Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

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An Investment Fund may make short sales of securities or currencies it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To complete such a transaction, the Investment Fund must borrow the security or currency (e.g., shares of an ETF) to make delivery to the buyer. The Investment Fund then is obligated to replace the security or currency borrowed by purchasing it at the market price at or prior to termination of the loan. The price at such time may be more or less than the price at which the security or currency was sold by the Investment Fund, and purchasing such security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. Until the security or currency is replaced, the Investment Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security or currency, the Investment Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. An Investment Fund also will incur transaction costs in effecting short sales that are not against the box.

An Investment Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Investment Fund replaces the borrowed security or currency. An Investment Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest an Investment Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of an Investment Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, an Investment Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Investment Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, an Investment Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Investment Fund such as certain emerging market country securities or securities of companies with smaller market capitalizations. An Investment Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Investment Fund to economic risks similar to those associated with shorting securities directly.

Noncash Income

Certain investments made by Investment Funds may give rise to taxable income in excess of the cash received by Investment Funds from those investments. In order to make distributions of its income, it is possible that the Investment Funds will dispose of certain of their investments, including when it is not otherwise advantageous to do so. See “Taxes” below for further discussion of investments that may result in noncash income.

Lack of Correlation Risk; Hedging

There can be no assurance that the short positions that an Investment Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Portfolio Manager anticipated would be offsetting (such as short and long positions in securities or currencies held by an Investment Fund) could result in significant losses for the Investment Fund.

To the extent the Portfolio Manager employs a hedging strategy for an Investment Fund, the success of any such hedging strategy will depend, in part, upon the Portfolio Manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur that may adversely affect the Fund, the Master Fund or the Investment Funds. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund, the Master Fund or the Investment Funds. In

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particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund, the Master Fund or the Investment Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s, the Master Fund’s and/or an Investment Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund, the Master Fund and/or an Investment Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund, the Master Fund or the Investment Funds may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if an Investment Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Portfolio Manager and its affiliates may be aggregated for this purpose. The trading decisions of the Portfolio Manager may have to be modified and positions held by the Investment Funds may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of an Investment Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where an Investment Fund may trade have adopted reporting requirements. If an Investment Fund’s short positions or its strategy become generally known, it could have a significant effect on the Portfolio Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by an Investment Fund forcing the Investment Fund to cover its positions at a loss. Such reporting requirements may also limit the Portfolio Manager’s ability to access management and other personnel at certain companies where the Portfolio Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as an Investment Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Investment Fund could decrease drastically. Such events could make an Investment Fund unable to execute its investment strategy. In addition, the SEC recently proposed additional restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict an Investment Fund’s ability to engage in short sales in certain circumstances, and the Investment Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for an Investment Fund to execute certain investment strategies and may have a material adverse effect on the Investment Fund’s ability to generate returns.

Pending federal legislation would require the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. Investment Funds that invest in loans could be adversely affected by the regulation. The effect of any future regulatory change on the Investment Fund could be substantial and adverse.

Lack of Operating History

As of the date of this SAI, the Fund has no operating history and each of the Master Fund and the Subsidiary has only a limited operating history. Therefore, there is no or limited operating history to evaluate the future performance of the Fund, the Master Fund and the Subsidiary. The past performance of other investment funds managed by the Investment Manager cannot be relied upon as an indicator of the Fund’s or the Master Fund’s

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success, in part because of the unique nature of the Fund’s and the Master Fund’s investment strategy. An Investor in the Fund must rely upon the ability of the Investment Manager in identifying and implementing investments for the Master Fund. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for the Master Fund.

MANAGEMENT

Board’s Oversight Role in Management

The Board provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Fund’s Board also serves as the board of trustees of the Master Fund. References hereinto the “Board” or the “Board of Trustees” refer to the board of trustees of the Fund or of the Master Fund, as appropriate.

The trustees of the Board (the “Trustees”) are not required to contribute to the capital of the Fund or the Master Fund or to hold Shares of the Fund or the Master Fund. A majority of the Trustees of the Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund and the Master Fund, respectively (collectively, the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund and the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Board Composition and Fund Leadership Structure

The identity of the Trustees and officers of each of the Fund and the Master Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Asset Management L.P., 345 Park Avenue, 28th Floor, New York, New York 10154. Each Trustee who is deemed to be an “interested person” of the Fund and the Master Fund, as defined in the 1940 Act, is indicated by an asterisk.

Name and Year of Birth of Independent Trustees	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Trusteeships Held by Trustee
John M. Brown (1959)	Trustee	Since inception	Retired (2012 – Present) Independent Consultant (2010 – 2012) Principal, Aquiline Holdings (Private Equity) (2006 – 2010)	4	N/A

Frank J. Coates (1964)	Trustee	Since inception	CEO, Wheelhouse Analytics, LLC (2010 – Present) CEO, Coates Analytics, LP (PNC Bank) (2005 – 2010)	4	Member of Board of Managers of Evermore Global Advisors, LLC

*	Term of office of each Trustee is indefinite. Any Trustee of the Fund or the Master Fund may be removed from office in accordance with the Declaration of Trust.
**	The “Fund Complex” consists of Blackstone Alternative Alpha Fund, the Fund and the Master Fund.

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Paul J. Lawler (1948)	Trustee	Since inception	Private Investor (2010 – Present) VP Investments & Chief Investment Officer, W.K. Kellogg Foundation (1997-2009)	4

Custody Advisory Committee

Member, The Bank of New York;

Trustee, First Eagle Variable

Funds (1 portfolio); Trustee, First

Eagle Funds (8 portfolios); Trustee (Audit Committee and Finance Committee Member), American University in Cairo

Kristen Leopold (1967)	Trustee	Since inception	Managing Member, KL Associates LLC (CFO Consulting) (2005 – Present) Member and CFO, WFL Real Estate Services, LLC (2005 – Present)	4	Trustee, Central Park Group Multi Event Fund; Trustee, CP6 JP Morgan Alternative Strategies Fund, LLC; Trustee, CPG Carlyle Private Equity Fund, LLC; Trustee, CPG Carlyle Private Equity Master Fund, LLC

Name and Year of Birth of Interested Trustee	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Trusteeships Held by Trustee
Peter Koffler*** (1958)	Trustee	Since inception	Senior Managing Director, Blackstone Alternative Asset Management L.P. (2012 - Present) Chief Compliance Officer, The Blackstone Group L.P. (2012 - Present) General Counsel, Blackstone Alternative Asset Management L.P. (2010 - Present) Managing Director, Blackstone Alternative Asset Management L.P. (2006 - 2012) Chief Compliance Officer, Blackstone Alternative Asset Management L.P. (2008 - 2012)	4	N/A

*	Term of office of each Trustee is indefinite. Any Trustee of the Fund or the Master Fund may be removed from office in accordance with the Declaration of Trust.
**	The “Fund Complex” consists of Blackstone Alternative Alpha Fund, the Fund, the Master Fund, and the Blackstone Alternative Multi-Manager Fund.
***	Peter Koffler is an Interested Trustee because of his position with the Investment Manager.

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Name and Year of Birth of Officers	Position(s) Held with each of the Fund and the Master Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Buehler (1977)	Secretary	January 2013 to present	Vice President,

Blackstone Alternative

Asset Management

L.P. (2011 - Present)

Associate, Blackstone

Alternative Asset

Management L.P. (2010 -

2011)

Associate, Merrill Lynch

and Bank of America

Merrill Lynch (2008 -

2010)

Brian F. Gavin (1969)	President (Principal Executive Officer)	January 2013 to present	Chief Operating Officer & Senior Managing Director**, Blackstone Alternative Asset Management L.P. (2007 - Present)

Hayley Stein (1977)	Chief Compliance Officer	January 2013 to present	Managing Director**, The

Blackstone Group L.P.

(2011 - Present)

Chief Compliance

Officer, Blackstone

Alternative Asset

Management L.P. (2012 -

Present)

Vice President, The

Blackstone Group L.P.

(2006 - 2011)

Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	January 2013 to present	Chief Financial Officer & Managing Director**, Blackstone Alternative Asset Management L.P. (2007 - Present)

Scott Sherman (1975)	Chief Legal Officer	January 2013 to present	Managing Director**, Blackstone Alternative Asset Management L.P. (2009 - Present) Vice President, Blackstone Alternative Asset Management L.P. (2007- 2009)

*	Term of office of each Officer is indefinite.
**	Executive title, not a board directorship.

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For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund, the Master Fund, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund Complex as of January 1, 2013:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Dollar Range of Equity Securities in the Master Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
John M. Brown	$0	$0	$0
Frank J. Coates	$0	$0	Over $100,000
Paul J. Lawler	$0	$0	$0
Kristen M. Leopold	$0	$0	$0
Peter Koffler	$0	$0	$0

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund or the Master Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund or the Master Fund as of January 1, 2013:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John M. Brown	N/A	N/A	N/A	N/A	N/A
Frank J. Coates	N/A	N/A	N/A	N/A	N/A
Paul J. Lawler	N/A	N/A	N/A	N/A	N/A
Kristen M. Leopold	N/A	N/A	N/A	N/A	N/A

Compensation of Trustees and Officers

Each of the Fund and the Master Fund pays no compensation to any of its officers or to the Trustees listed above who are interested persons of the Fund or Master Fund. The Independent Trustees are each paid by the Fund and Master Fund $20,000 per fiscal year in aggregate for their services to the Fund and the Master Fund, for which the Independent Trustees serve as trustees, and the Trustees are reimbursed by the Fund and the Master Fund for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund or the Master Fund. The following table sets forth information covering the total compensation payable by the Fund and the Master Fund during its fiscal year ending March 31, 2014 to the persons who serve, and who are expected to continue serving, as Trustees of the Fund and the Master Fund during such period:

Trustee	Aggregate Compensation From Fund and Master Fund	Total Compensation From Fund, Master Fund and Fund Complex
John M. Brown	$20,000	$53,000
Frank J. Coates	$20,000	$50,000
Paul J. Lawler	$20,000	$50,000
Kristen M. Leopold	$22,000	$55,000
Peter Koffler	$0	$0

*	Because the Fund has not completed a full fiscal year since its organization, figures in the table for the Fund are based on estimates for the current fiscal year.

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Trustee Qualifications

Information About Each Trustee’s Experience, Attributes, Skills, or Qualifications for Board Membership

The Board has considered the following factors, among others, in concluding that the Trustees possess the requisite experience, qualifications, attributes and/or skills to serve as Board members: his or her character and integrity; his or her professional experience; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Koffler, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with BAAM, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support its conclusion. In addition, the Board has considered the following particular attributes as to the various individual Trustees:

Mr. Brown, investment management experience and experience as a board member and/or executive officer of various businesses and other organizations.

Mr. Coates, business and finance expertise and training as a Chartered Financial Analyst and experience as a chief executive officer, board member and/or executive officer of various registered investment companies and other businesses within the asset management industry.

Mr. Lawler, business, finance and investment management expertise, training as a Chartered Financial Analyst, and experience as a chief investment officer, board member and/or executive officer of various large independent universities, foundations, registered investment companies, businesses and other organizations.

Ms. Leopold, business, finance and accounting expertise and training as a Certified Public Accountant and experience as a chief financial officer and/or auditor and manager at an alternative asset management company and a multi-national accounting firm.

Mr. Koffler, professional training and experience as a business lawyer focusing on the investment management industry and his perspective on Board matters as a senior executive of BAAM.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Leadership Structure and Risk Oversight

The Board of Trustees is responsible for the general oversight of the Fund’s affairs and for ensuring that the Fund is managed in the best interests of its shareholders. The Board will regularly review the Fund’s investment performance as well as the quality of services provided to the Fund and its shareholders by BAAM and its affiliates and by the Fund’s other service providers. Beginning in 2015, at least annually the Board will review and evaluate the fees and operating expenses paid by each Fund for these services. In carrying out these responsibilities, the Board will be assisted by the Fund’s auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board. In addition, the Fund’s Chief Compliance Officer reports directly to the Board.

Currently, all but one of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Fund’s investment adviser, BAAM, and other affiliated parties. The Independent Trustees will meet regularly as a group in executive session without representatives of BAAM present. An Independent Trustee currently serves as Chairman of the Board of Trustees of the Fund.

Taking into account the number and complexity of the registered investment companies overseen by the Board of Trustees within the Fund Complex and the amount of assets under management in the Fund, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each

38

committee may utilize the resources of the Fund’s counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee consists exclusively of Independent Trustees.

The Board of Trustees has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, BAAM, the Board will regularly receive reports, including reports from BAAM and the Fund’s Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Fund. The Board’s committee structure allows separate committees to focus on different aspects of these risks within the scope of the committee’s authority and their potential impact on some or all of the funds, and to discuss with BAAM the ways in which BAAM monitors and controls such risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters typically will be summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the committees is subject to substantial limitations.

Standing Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law. The Board of Trustees currently has established two standing committees: the Audit Committee and the Nominating Committee.

Audit Committees.

The Audit Committees of the Fund and Master Fund, which each consists of Ms. Leopold and Messrs. Coates and Lawler, provide oversight with respect to the accounting and financial reporting policies and practices of the Fund and the Master Fund and, among other things, consider the selection of an independent registered public accounting firm for the Fund and the scope of the audit, and approve all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, BAAM and certain affiliates.

Nominating Committees.

The Nominating Committees of the Fund and Master Fund, which each consists of Messrs. Brown, Coates and Lawler, meet to select nominees for election as Trustees of the Fund and the Master Fund, respectively, and consider other matters of Board policy, including reviewing and making recommendations to the Board with respect to the compensation of the Independent Trustees. It is the policy of the Nominating Committees to consider nominees properly submitted by Investors.

Other Accounts Managed by Master Fund Portfolio Managers (as of May 1, 2013)

The table below identifies, for each named portfolio manager of the Master Fund (a “Master Fund Portfolio Manager”), the number of accounts (other than the fund with respect to which information is provided) for which the Master Fund Portfolio Manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment funds and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for other investment companies is shown based on the specific portfolio managers that are named in the disclosure documents for other investment companies. Data for private pooled investment funds and other separate accounts is reported based on the Investment Manager’s practice of naming a particular individual to maintain oversight responsibility for each account. Where the named individual has been assigned primary responsibility for oversight of a private pooled investment fund or separate account, that account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that account.

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Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based	Beneficial Ownership of Equity Securities in the Fund
Alberto Santulin	N/A	0	$0	0	$0	0
John (JT) Shields	N/A	0	$0	0	$0	0

Compensation of Portfolio Manager(s)

The Master Fund Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Master Fund Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Fund, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund, the Master Fund and such other accounts for the preceding year; contributions by the Master Fund Portfolio Manager in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

CODES OF ETHICS

The Fund, the Master Fund, the Investment Manager and the Distributor have each adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Master Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund’s and the Master Fund’s registration statements filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund will commence operations on or following the date of this SAI, and therefore, no Investor owns beneficially more than 5% of the outstanding shares of the Fund as of the date of this SAI.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

As detailed in the Prospectus, the Investment Manager is the investment adviser of the Fund and the Master Fund and as such, has responsibility for the management of the Fund’s and the Master Fund’s affairs, under the supervision of the Board of Trustees. The Blackstone Group L.P. (“Blackstone”), founded in 1985, is one of the world’s leading investment and advisory firms. Blackstone Alternative Asset Management L.P. (the “Investment

40

Manager” or “BAAM”), the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. Blackstone is a publicly traded limited partnership that has common units which trade on the New York Stock Exchange under the symbol “BX.” BAAM’s business is built on long-term, value-added relationships with clients around the globe. As of May 1, 2013, BAAM had approximately $49 billion (unaudited) in assets under management.

The Investment Manager does not charge the Fund a management fee, but charges the Master Fund a management fee, of which the Fund indirectly bears a pro rata share. The method of calculating the management fees payable by the Master Fund is described in the Prospectus under “Management of the Fund—Investment Manager.”

Administrator

Citi Fund Services Ohio, Inc. (the “Administrator”), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator to the Fund and the Master Fund pursuant to an Administration Agreement between the Fund and the Administrator and a separate Administration Agreement between the Master Fund and the Administrator (each, an “Administration Agreement”). The Administrator provides certain administrative, accounting and investor services to the Fund and the Master Fund, as set forth in the Prospectus. The Administrator furnishes at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under the Administration Agreements. The Administrator is not required to pay the compensation of any employee of the Fund or the Master Fund retained by the Boards of the Fund or Master Fund to perform services on behalf of the Fund or the Master Fund. See the section entitled “Management of the Fund—The Administrator” in the Prospectus.

Custodian

Citibank, N.A. (the “Custodian”), located at 388 Greenwich Street, New York, NY 10013, serves as the custodian of the Fund’s assets and the Master Fund’s assets pursuant to a Custodian Services Agreement between the Fund and the Custodian and a separate Custodian Services Agreement between the Master Fund and the Custodian. See the section entitled “Management of the Fund—The Custodian” in the Prospectus.

Independent Registered Public Accounting Firm

The Fund’s and the Master Fund’s independent registered public accounting firm is Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281. Deloitte & Touche LLP conducts an annual audit of the Fund’s and Master Fund’s financial statements.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Fund and the Master Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund and the Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. The proxy voting policies and procedures of the Investment Manager are attached as Appendix A. Information regarding how the Fund and the Master Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available (1) without charge, upon request, by calling toll free, 1-888-386-9490 and (2) on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund anticipates investing substantially all of its assets in the Master Fund in private transactions that will not involve brokerage commissions or markups. In most instances, the Master Fund will purchase securities directly from an Investment Fund, and such purchases by the Master Fund may be, but generally are not, subject to transaction expenses. Nevertheless, the Master Fund anticipates that some of its portfolio transactions may be subject to expenses. It is the policy of the Master Fund and Fund to obtain best results in connection with effecting its portfolio transactions taking into certain factors set forth below.

The Master Fund and Fund will bear any commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Master Fund and Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Investment Manager generally seeks

41

reasonably competitive spreads or commissions, the Master Fund and Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Investment Manager seeks to obtain the best overall terms available for the Master Fund and Fund. In assessing the best overall terms available for any transaction, the Investment Manager considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Manager may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Consistent with any guidelines established by the Board of the Master Fund or Fund, as applicable, and Section 28(e) of the Exchange Act, the Investment Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Manager to its discretionary clients, including the Master Fund and the Fund. In addition, the Investment Manager is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Manager or the Fund’s principal underwriter) and to take into account the sale of shares of the Fund if the Investment Manager believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

Investment Funds

Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds. In addition, the order execution practices of the Investment Funds may not be transparent to the Master Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Portfolio Managers. The Investment Manager expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Master Fund or Fund would consider. Investment Funds may not be subject to the same regulatory restrictions as the Master Fund on principal and agency transactions. The Master Fund and Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. Investment Funds may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Manager or its affiliates rather than the Investment Fund.

TAXES

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular Investors. Investors should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Investors should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

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The Fund intends to invest substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will be as a result of distributions or deemed distributions from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Master Fund, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Master Fund.

Taxation of the Fund

Qualification for and Treatment as a Regulated Investment Company.

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their Investors, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including capital gain dividends, as defined below).

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself currently intends to elect to be treated and to qualify and be eligible to be treated as a RIC. Whether the Fund meets asset diversification test described above will depend on whether the Master Fund qualifies as a RIC. If the Master Fund were to fail to qualify as a RIC and were ineligible to or otherwise were not to cure such failure, the Fund may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the

43

Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors (or the Fund, in the case of the Master Fund making such designation) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by an Investor of the Fund (or the Fund, in the case of the Master Fund making such designation) would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital Loss Carryforwards.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long–term capital gains, and short-term capital loss carry forwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual Investor report for each fiscal year.

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Because a RIC cannot “pass through” its losses to its investors, and thus the Master Fund cannot pass through losses to the Fund, any capital losses the Master Fund recognizes for U.S. federal income tax purposes will remain at the Master Fund level until the Master Fund can use them to reduce future capital gains. Accordingly, the Fund generally does not expect to realize any net capital losses, except possibly in the case that it disposes of a certain portion of its investment in the Master Fund at a loss as part of a tender offer by the Master Fund. For further discussion of the effect on the Fund of net capital losses realized by the Master Fund and of the consequences of a redemption by the Fund of a portion of its investment in the Master Fund, see “Investment in Master Fund” below.

Taxation of Investors

Distributions by the Fund.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long an Investor has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the Investor and Fund level.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its shares.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional shares. An Investor whose distributions are reinvested in shares under the Automatic Dividend Reinvestment Plan generally will be treated as having received a dividend equal to either (i) if the shares are trading below net asset value, the amount of cash allocated to the Investor for the purchase of shares on its behalf in the open market, or (ii) if shares are trading at or above net asset value, generally the fair market value of the new shares issued to the Investor. If the Fund pays dividends pursuant to a Cash-or-Shares Election (as defined in the Prospectus), an Investor will be treated as having received a dividend equal to the full amount of the distribution, including the portion payable in shares. See “Tax Risks of Investing in the Fund” in the Prospectus for further discussion.

A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November or December of that preceding year.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s shares below the Investor’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Qualified Dividend Income.

In order for some portion of the dividends received by a Fund Investor to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with

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respect to some portion of the dividend-paying stocks in its portfolio and the Investor must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or Investor level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of an Investor taxed as an individual, provided the Investor meets the holding period and other requirements described above with respect to the Fund’s shares. For information regarding qualified dividend income received by the Fund from the Master Fund, see “Investment in Master Fund,” below.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income.

Dividends Received Deduction.

In general, dividends of net investment income received by corporate Investors of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate Investor fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividends received by the Fund from the Master Fund, see “Investment in Master Fund,” below.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual Investors and will not be eligible for the dividends-received deduction for corporate Investors.

Special Rules for Debt Obligations.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance in the secondary market may be treated as having “market discount.” Very generally, market discount is

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the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, an Investment Fund or, if applicable, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to Investors at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Investors may receive a larger capital gain dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Securities.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs.

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“U.S. REITs”) may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Investors for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

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The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Investors of the RIC in proportion to the dividends received by such Investors, with the same consequences as if the Investors held the related interest directly. As a result, a RIC investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to Investors (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign Investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions.

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Investors and increase the distributions taxed to Investors as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies.

The Fund will invest in Investment Funds that are classified as PFICs for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund Investors. However, the Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC in which it holds an interest as “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the holder of a PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

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Where the mark-to-market election is made, the Fund may be required to recognize income (which generally must be distributed to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard, and the Fund may not be able to maintain its status as a RIC.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Options and Futures.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

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Commodity-Linked Derivatives

The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investment in Master Fund.

Because the Fund will invest all or substantially all of its assets in the Master Fund, its distributable income and gains will normally consist entirely of distributions (or deemed distributions) from the Master Fund and gains and losses on the disposition of shares of the Master Fund. To the extent that the Master Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses unless (i) the losses are capital losses and the Master Fund realizes subsequent capital gains that it can reduce by those losses, or (ii) the Fund is able to recognize its share of the Master Fund’s losses when it disposes of shares of the Master Fund. Even if the Fund were able to recognize its share of those losses by making such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Master Fund shares against its ordinary income (including distributions of any net short-term capital gains realized by the Master Fund).

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to Investors will be greater than such amounts would have been had the Fund invested directly in the securities held by the Master Fund, rather than investing in shares of the Master Fund. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Master Fund.

When, incident to a repurchase offer by the Fund, the Master Fund makes a tender offer for its shares (as described under “Summary of Terms—Repurchases” in the Fund’s Prospectus), the Fund may be treated as having received a taxable dividend from the Master Fund. In such a case, there is a risk that non-tendering shareholders in the Master Fund, and other shareholders of the Master Fund who tender some but not all of their shares therein or not all of whose shares therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Master Fund. Dividend treatment of a tender by the Fund would affect the amount and character of income required to be distributed by both the Fund and the Master Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Master Fund.

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If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Master Fund.

The Fund expects to be a “qualified fund of funds” – that is, a RIC at least 50% of its total assets of which consists, at the close of each quarter of the RIC’s taxable year, of interests in other RICs (here, the Master Fund). As a result, the Fund will be permitted to elect to pass through to its Investors foreign income taxes and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by the Master Fund, if the Master Fund itself elected to pass such taxes through to Investors, so that Investors of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund or the Master Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information.

Backup Withholding.

The Fund generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Code Section 514(b).

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt Investors, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such Investors at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Sale or Exchange of Shares.

The sale, redemption or other taxable disposition of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends

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received (or deemed received) by the Investor with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund intends to make a tender offer for its Shares (as described under “Repurchases and Transfers of Shares” in the Fund’s Prospectus). Investors who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If an Investor tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Investor may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Investors and Investors who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or otherwise repurchases Fund shares, the Fund will be required to make additional distributions to its Investors.

The Master Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 Investors at all times during a taxable year. The Master Fund does not expect to be considered a “publicly offered” RIC. Very generally, pursuant to Treasury Department regulations, expenses of nonpublicly offered RICs, except those specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These affected expenses (which include management fees) are treated as additional dividends to certain Master Fund Investors (generally including individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those Investors, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if an Investor recognizes a loss of $2 million or more for an individual Investor or $10 million or more for a corporate Investor, the Investor must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Investors of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Investors of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit Investors to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, Investors will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund is a qualified fund of funds, it also may elect to pass through to its Investors foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself was eligible to elect and did elect to pass through such taxes to Investors (see “Investment in Master Fund” above). Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Investors.

Absent a specific statutory exemption, dividends other than capital gain dividends paid (or deemed paid) by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “foreign Investor”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign Investor directly, would not be subject to withholding. Distributions properly reported as capital gain dividends generally are not subject to withholding of U.S. federal income tax.

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For distributions with respect to taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign Investor, to the extent such distributions are properly reported as such by the Fund in a written notice to Investors (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to Investors (“short-term capital gain dividends”). This exception to withholding for interest-related dividends does not apply to distributions to a foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign Investor is the issuer or is a 10% Investor of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign Investor and the foreign Investor is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a RIC that paid such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. It is currently unclear whether Congress will extend the exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, or what the terms of such an extension would be.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.

A foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign Investor of a trade or business within the United States, (ii) in the case of a foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign Investor’s sale of shares of the Fund or to the capital gain dividend the foreign Investor received (as described below).

USRPHC Rules.

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign Investor attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or U.S. REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign Investor’s current and past ownership of the Fund. On and after January 1, 2014, the “look-through” USRPI treatment described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier U.S. REIT, unless Congress enacts legislation providing otherwise.

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In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-5% foreign Investor generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Foreign Investors should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign Investors with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Investor in the United States. More generally, foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Investors should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including capital gain dividends, and the proceeds of the sale, redemption or other disposition of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign Investors described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as January 1, 2014.

Each prospective Investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

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FINANCIAL STATEMENTS

The audited financial statements and related report of Deloitte & Touche LLP, independent registered public accounting firm, for the Master Fund and Subsidiary contained in Blackstone Alternative Alpha Fund’s Annual Report are hereby incorporated by reference. A copy of the Annual Report may be obtained upon request and without charge by writing Citi Fund Services Ohio, Inc. at 3435 Seltzer Road, Columbus, Ohio 43219, or by calling 1-888-386-9490. No other portions of Blackstone Alternative Alpha Fund’s Annual Report are incorporated herein by reference.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholder of Blackstone Alternative Alpha Fund II

We have audited the accompanying statement of assets and liabilities of Blackstone Alternative Alpha Fund II (the “Fund”) as of May 31, 2013, and the related statements of operations and changes in net assets for the period March 5, 2013 (date of inception) to May 31, 2013. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Blackstone Alternative Alpha Fund II as of May 31, 2013, the results of its operations and the changes in its net assets for the period March 5, 2013 (date of inception) to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

New York, NY

June 17, 2013

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Blackstone Alternative Alpha Fund II

Statement of Assets and Liabilities

As of May 31, 2013

ASSETS
Cash	$100,000
Deferred offering costs	272,850
Expense reimbursement receiveable from Investment Manager	115,650

Total assets	$488,500

LIABILITIES
Payable for offering costs	$272,850
Payable for organization costs	115,650

Total liabilities	$388,500

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS
Paid in capital	$100,000

Advisor Class III Shares
Shares of beneficial interest outstanding, no par value, unlimited shares authorized	100

Net asset value per share	$1,000.00

Offering price per share	$1,000.00

See accompanying notes to financial statements.

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Blackstone Alternative Alpha Fund II

Statement of Operations

For the Period March 5, 2013 (date of inception) to May 31, 2013

Fund Income:	$—

Fund Expenses:
Organization	115,650

Total Fund expenses	115,650

Less expenses reimbursed by Investment Manager	(115,650)

Net Fund expenses	—

Net investment income (loss)	$—

See accompanying notes to financial statements.

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Blackstone Alternative Alpha Fund II

Statement of Changes in Net Assets

For the Period March 5, 2013 (date of inception) to May 31, 2013

Increase in Net Assets:
Operations:
Net investment income (loss)	$—

Capital Transactions
Shareholder subscriptions	100,000

Net Assets:
Total increase in net assets	100,000
Beginning of period	—

End of period	$100,000

Share Transactions:
Shares issued	100

See accompanying notes to financial statements.

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Blackstone Alternative Alpha Fund II

Notes to Financial Statements

For the Period March 5, 2013 (date of inception) to May 31, 2013

1.	ORGANIZATION

Blackstone Alternative Alpha Fund II (the “Fund”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund intends to pursue its investment objective by investing substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the 1940 Act as a continuously offered, closed-end management investment company with the same investment objective and substantially the same investment policies of the Fund. The Fund also intends to register an offering of its shares under the Securities Act of 1933 (the “1933 Act”).

The investment manager of the Fund and the Master Fund is Blackstone Alternative Asset Management L.P. (“BAAM” or the “Investment Manager”), a registered investment advisor under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member a “Trustee”) of the Fund and the Master Fund supervises the conduct of the Fund’s and Master Fund’s affairs and pursuant to the investment advisory agreement, has engaged BAAM to manage the Fund’s and the Master Fund’s day-to-day investment activities.

The Fund has no operations to date other than matters relating to its organization and sale of 100 shares of beneficial interest in the Advisor Class III Shares of the Fund to the Investment Manager at a net asset value of $1,000 per share.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Fund.

2.	BASIS OF PRESENTATION

The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and is stated in U.S. dollars.

The preparation of the financial statement in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the amount of reported assets, liabilities, and the disclosure of contingent assets and liabilities. Actual results could differ from these estimates and these differences could be material.

3.	SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Fund considers short-term, highly liquid investments with original maturities of 90 days or less when acquired to be cash equivalents. At May 31, 2013, the Fund held $100,000 at a major U.S. bank.

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Blackstone Alternative Alpha Fund II

Notes to Financial Statements

For the Period March 5, 2013 (date of inception) to May 31, 2013

Contingencies

Under the Fund’s Declaration of Trust, the Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications and expects the risk of loss to be remote.

Income Taxes

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Fund plans to file U.S. Federal and various state and local tax returns.

Organization Costs

Organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Investment Manager. Total estimated organizational expenses incurred through May 31, 2013 are $115,650.

Offering Costs

At May 31, 2013 the Fund had $272,850 payable to the Investment Manager for offering costs paid by the Investment Manager on behalf of the Fund. This amount is recorded as a Payable for offering costs in the Statement of Assets and Liabilities. Offering costs will be accounted for as a deferred charge until commencement of operations and thereafter amortized over 12 months on a straight-line basis.

4.	FUND TERMS

Issuance of Shares

The Fund has filed a registration statement under the 1933 Act seeking to register an offering of $250,000,000 in shares of beneficial interest (the “Shares”). During the initial offering period, the Fund will offer Advisor Class I Shares, Advisor Class II Shares and Advisor Class III Shares. The Fund will issue Shares to eligible investors as of the first business day of the month or at such other times as determined by the Board upon receipt of an initial or additional application for Shares. The Fund reserves the right to reject any applications for subscriptions of Shares. No public market exists for the Shares, and none is expected to develop. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust.

Repurchase of Shares

The Fund from time to time may offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares within the 12 month period following acquisition may be subject to an early withdrawal fee of 2% of the aggregate net asset value of the Shares repurchased by the Fund. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the

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Blackstone Alternative Alpha Fund II

Notes to Financial Statements

For the Period March 5, 2013 (date of inception) to May 31, 2013

Fund’s Board will consider the Investment Manager’s recommendations. The Investment Manager expects that it will recommend to the Fund’s Board that the Fund’s initial Tender Valuation Date be September 30, 2013 and it expects to recommend quarterly repurchases thereafter. Since the Fund’s assets will consist primarily of its investment in the Master Fund, the ability of the Fund to have its Shares in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy.

5.	RELATED PARTY TRANSACTIONS

Management Fee

The Investment Manager will not charge the Fund an advisory fee as long as substantially all of the assets of the Fund are invested in the Master Fund. The Master Fund will pay the Investment Manager an advisory fee (the “Management Fee”) quarterly in arrears (accrued on a monthly basis), equal to 1.25% (annualized) of the Master Fund’s net asset value. The Management Fee for any period less than a full quarter will be prorated.

Expense Limitation and Reimbursement

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement (the “Agreement”) with the Fund to limit the amount of the Fund’s Specified Expenses (as defined below) not to exceed 0.35% per annum of the Fund’s net assets (the “Expense Cap”). Specified Expenses includes all expenses incurred in the business of the Fund or of the Master Fund with the exception of: (i) the Management Fee, (ii) the Distribution and Service Fees, (iii) fees and expenses of the Investee Funds in with the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund and the Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceeds the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Investment Manager may discontinue its obligations under the Agreement at any time in its sole discretion after March 31, 2016. The Fund has agreed to repay the amounts borne by the Investment Manager under the Agreement within the three year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, to the extent the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The repayment may not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month of repayment to exceed the Expense Cap. As of May 31, 2013, the repayments that may potentially be made by the Fund to the Investment Manager are $115,300. The Investment Manager has voluntarily agreed to reimburse the Fund for $350 of organization costs.

Distribution and Servicing Agreement

Blackstone Advisory Partners L.P., an affiliate of the Investment Manager, acts as the distributor of the Fund (the “Distributor”). The Fund will pay the Distributor a fee (the “Distribution and Service Fee”) equal to 0.40% (annualized) of the average net assets of the Fund that are attributable to the Advisor Class I Shares and 0.25% (annualized) of the average net assets of the Fund that are attributable to Advisor Class II Shares. There is no Distribution and Service Fee attributable to Advisor Class III Shares.

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Blackstone Alternative Alpha Fund II

Notes to Financial Statements

For the Period March 5, 2013 (date of inception) to May 31, 2013

6.	Administration Agreement

Citi Fund Services Ohio, Inc. (the “Administrator”) serves as the independent administrator and Citibank, N.A. (the “Custodian”) serves as the custodian to the Fund. Under the Fund Services Fee proposal, the Administrator is responsible for keeping financial books and records of the Fund and generally managing the administrative affairs and transfer agency services. The Administrator is entitled to receive (1) 7 basis points of the first $500 million (of which 2.80 basis points is allocated to the Fund), plus 5 basis points on the next $500 million (of which 2.00 basis points is allocated to the Fund), plus 4 basis points in excess of $1 billion (of which 1.60 basis points is allocated to the Fund), all in aggregate net assets of the Master Fund for administration, fund accounting and transfer agency services and (2) $112,500 (of which $37,500 is allocated to the Fund) for regulatory administrative services. The Custodian is entitled to receive $26,000 (of which $3,000 is allocated to the Fund) for custody services.

7.	SUBSEQUENT EVENTS

The Fund has evaluated the impact of subsequent events through the date of the financial statements issuance and determined there were no subsequent events requiring adjustment to or disclosure in the financial statements.

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Appendix A

Proxy Voting Policies and Procedures

The Master Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting guidelines, which the Fund has adopted. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. Set forth below is a copy of the Adviser’s proxy voting policy.

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from its investors and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from its investors. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

As a note, the requirements and procedures described herein are applicable to the extent the Fund holds securities directly. Underlying investment managers are typically responsible for and vote on behalf of limited partners or shareholders for securities that are held at that level.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be reported on Form N-PX.

Adviser Proxy Voting Policies and Procedures

By virtue of the Adviser’s relationship as general partner or investment manager of the clients of the Adviser, the Adviser has proxy voting authority with respect to client securities. When voting proxies on behalf of clients (including the Fund), the Adviser’s overall objective is to vote proxies in the best interest of the clients and, in so doing, to maximize the value of the investments made by the clients taking into consideration the clients’ investment horizons and other relevant factors.

This document sets forth the Adviser’s policies and procedures that are designed to meet these overall objectives. As described below, these policies and procedures address the following areas:

•	The personnel responsible for monitoring corporate actions, deciding how to vote proxies and ensuring that proxies are submitted in a timely manner;

•	The basis on which decisions are made regarding whether and how to vote proxies depending on the nature of the matter at issue;

•	The approach to addressing material conflicts of interest that may arise between us and our clients when voting proxies and how we resolve those conflicts in the best interest of our clients;

•	The means by which the clients and their investors may obtain information about proxy voting; and

•	The books and records that we retain in connection with our proxy voting.

While the Adviser endeavors to follow these policies and procedures in all situations, special circumstances may arise from time to time that warrant a deviation. Such deviations will be reported to the Board, in advance of taking such action, if practicable. In addition, the Adviser will apply our proxy voting policies and procedures to votes cast with respect to publicly traded companies and, to the extent applicable, to analogous actions taken with respect to investments made in private companies.

A.	General Procedures

1.	Monitoring Corporate Actions

The clients of the Adviser generally make a limited number of investments in equity securities. When the Adviser receives proxy voting materials (or similar voting/solicitation notices), they are initially transmitted by the company’s corporate secretary or transfer agent to the BAAM employee who is designated to receive notices in the definitive documentation governing the client’s investment (the “Proxy Recipient”). The Proxy Recipient must inform the Head Trader and the Head of Middle Office and Operations of such receipt and review the materials, determine which client(s) hold the securities and confirm the number of securities with Head Trader and the Head of

Middle Office and Operations. The Proxy Recipient will consult with a member of the Investment Committee. The Proxy Recipient will monitor the voting deadline, together with the IC Designee (defined below), to ensure that the deadline for the response is met.

2.	Determination of Voting Decisions

Decisions on how to vote a proxy generally are made by the Adviser’s Investment Committee. The Investment Committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. A member of the Investment Committee may designate a member of the investment team (the “IC Designee”) to consult with the CCO, the members of the Investment Committee and other members of the investment team covering the applicable security regarding decisions and completion of the proxy material. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in this document. In addition, BAAM may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy.1 The IC Designee will report the outcome and the basis of such outcome to the Investment Committee for approval.

3.	Communication of Decision

After making a decision to vote a proxy and determining how to vote the proxy, the Investment Committee or their designee will then submit the vote. The IC Designee will send completed copies of the proxy materials to the Proxy Recipient, the Head of Middle Office and Operations and the CCO. The physical procedures for voting proxies may vary, and can include electronic voting, forwarding voting instructions to the custodian or voting proxies forwarded by the custodian.

B.	Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter at issue. When determining how to vote proxies, the Investment Committee will be guided by the general policies set forth below. These general policies are intended to promote a consistent approach to proxy voting. We will, however, periodically review these policies and procedures and they may be updated as a result.

The Adviser views proxy subject matters as falling within the general categories described below.

1.	Company Management and Auditors

Proxy votes on company management include matters relating to the election of a company’s board of directors and the appointment of its independent auditors. BAAM generally will vote in support of management’s slated board of directors. The Adviser may choose not to support such directors, however, when special circumstances necessitate otherwise, including for example when management compensation appears inconsistent with a company’s performance or when the board has failed to take corrective action to address persistent problems that impact the company’s performance. When asked to vote on the appointment of a company’s auditors, BAAM will support the recommendation of a company’s board, unless auditors have changed frequently or there is reasonable concern as to the independence of the auditors.

2.	Executive and Director Compensation

BAAM believes that executive compensation plans should be in line with the interests of company shareholders. The Adviser’s general policy is to consider, on a case-by-case basis, new and amended executive compensation plans and to support those executive compensation plans that provide management with the ability to administer fair, competitive compensation packages to executives, so long as those plans do not provide for unmerited preferential treatment or result in excessive dilution of existing shareholders’ ownership interests. The Adviser also has observed that shareholder proposals on executive compensation typically call for specific limits. The Adviser believes that executive compensation generally should be determined by a company’s compensation committee composed primarily of independent directors and thus the Adviser usually will not support compensation-related shareholder proposals. With respect to director compensation, BAAM believes that it is important to consider each director’s total compensation package, including any annual retainer, meeting fees, stock options or grants and the level of pension benefits.

1 In determining whether the cost of voting a proxy outweighs its expected benefit to clients, the Investment Committee may consider factors such as (1) the subject matter of the vote; (2) the additional length of time that BAAM anticipates holding the investment; and (3) logistical issues associated with voting proxies for foreign companies.

3.	Corporate Structure and Shareholder Rights

The Adviser views proxy votes on matters relating to changes in a company’s bylaws as falling within the category of “corporate structure and shareholders rights.” These matters may be proposed by either management or shareholders and typically address issues such as cumulative voting, preemptive rights, confidential voting, supermajority voting and similar matters. BAAM will review these matters on a case-by-cases basis and will generally vote in favor of those measures that provide management with the most operational flexibility without compromising the ownership rights of shareholders as such rights are set forth in the company’s organizational documents and any agreements with the Funds we manage.

4.	Corporate and Social Policy Issues

The Adviser views corporate and social policy issues primarily as “ordinary business matters.”2 In addition, we view those ordinary business matters that have a direct or indirect impact on a company’s profitability as primarily the responsibility of management which should be approved solely by the company’s board of directors. Accordingly, the Adviser generally abstains or votes against proxy votes on corporate and social policy issues proposed by shareholders. Exceptions may be made when an issue may have significant economic consequences.

5.	Deviations from the General Policies

In the course of determining how to vote a particular proxy, the Adviser may encounter situations where strict adherence to the general policies described above could result in a decision that is not in a client’s best interest. In those situations, the Investment Committee may decide to vote in another manner, but will generally consult with the CCO before doing so.

C.	Conflicts of Interest

A conflict of interest may occur where BAAM or any of its employees or affiliates has a direct or indirect economic stake in the outcome of a proxy vote. Potential conflicts could arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:

•	A failure to vote in favor of management may harm the relationship of the Adviser, of another client has, or an affiliate, with the company.

•	A failure to vote in favor of a particular proposal may harm the relationship of the Adviser, of another client, or an affiliate, with the proponent of the proposal.

•

A failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as where an officer of BAAM has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein.

Due to the close monitoring of company activities by BAAM, the Adviser expects to be aware of any potential conflicts of interest that may arise. The Adviser also requires the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a fund’s investment in a particular company.

When a potential conflict arises between BAAM, on the one hand, and one or more of clients of BAAM, on the other, the CCO, in consultation with the Investment Committee, will evaluate the matter to determine whether an actual conflict exists. Where an actual conflict exists, BAAM will take necessary and appropriate steps to eliminate the conflict, which may include removing a particular member of the Investment Committee from the voting process or taking similar actions. In addition, the Adviser may consider the following as potential methods for resolving conflicts: (i) disclosing the matter to the board of directors, if any, of the client and obtaining such board’s consent or direction, or (ii) suggesting to the board of directors, if any, that such board hire a third party to make a determination on how to vote a particular proxy.

2 Social policy issues may relate to a wide range of matters, including, for example, environmental issues, bank lending practices, corporate political contributions and activities, alcohol and tobacco advertising, conducting business in specified countries, involvement in nuclear defense systems and similar matters.

Finally, situations may arise in which more than one client invests in the same company or another entity of BAAM invests in the same company. In these situations, two or more clients may have different investment objectives, client-specific voting policies or ultimate economic interests. In these situations, clients may cast opposing votes, although the Investment Committee will generally consult with the CCO before doing so.

D.	Providing Proxy Voting Information to Clients

We acknowledge that limited partners and shareholders have a right to information about how we vote client proxies and we will make information available on request. We also will make a copy of these policies and procedures available on request. When a limited partner makes a request about a particular vote, we usually will provide the following information: (1) the date of the vote; (2) a brief description of the matter voted on; (3) how (or whether) we cast the vote on the matter and (4) any other reasonable information a limited partner might request. Proxy voting information and the procedure for obtaining such information will be included in BAAM’s Form ADV which is available to each limited partner, and on Form N-PX, which contains the Funds’ proxy voting records for the most recent twelve-month period ended June 30 and is publicly-available through the SEC’s EDGAR database.

E.	Books and Records

BAAM must maintain the following additional records relating to proxy voting, which must be maintained by the CCO in an easily accessible place for five years, the first two years in BAAM’s offices.

A copy of these proxy voting policies and procedures;

A copy of each proxy statement received by BAAM regarding client securities;

A record of each vote cast by BAAM on behalf of a client;

A copy of all memoranda or similar documents created by BAAM that were material to making a decision on the voting of client securities or that memorialize the basis for that decision; and

A copy of each written request by a limited partner for information on how BAAM voted proxies on behalf of a client, and a copy of any written response by BAAM to any request (written or oral) by a limited partner for information on how BAAM voted proxies on behalf of the client.

BAAM may satisfy the requirements to maintain copies of proxy statements received and a record of votes cast on behalf of the clients by relying on third parties to make and retain, on behalf of BAAM, a copy of such proxy statements and voting records (provided that if BAAM is relying on this method, it has obtained an undertaking from the third party to provide a copy of the proxy statements and voting records promptly upon request). BAAM also may satisfy the requirement to maintain copies of proxy statements by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system (to the extent that such proxy statements are available through the EDGAR system).

Part C. Other Information

Item 25. Financial Statements and Exhibits

1.	Financial statements:

Included in Part A: Not applicable.

Included in Part B: For the Fund, report of independent registered public accounting firm, statement of assets and liabilities as of May 31, 2013, and notes to financial statements. For the Master Fund and the Subsidiary, audited financial statements and related report of independent registered public accounting firm.

2.	Exhibits

a.	Agreement and Declaration of Trust of Blackstone Alternative Alpha Fund II (the “Registrant”) dated January 10, 2013 – (1).

b.	Bylaws of the Registrant, effective as of January 10, 2013 – filed herewith as Exhibit 2(b).

c.	None

d.	See Article III (Shares), Article IV (Trustees), Article V (Shareholders’ Voting Powers and Meetings), Article VIII (Indemnification) and Article IX (Miscellaneous) of the Declaration of Trust of the Registrant (Exhibit 2(a) hereto) and Article 10 (Shareholders’ Powers and Meetings) of the Bylaws of the Registrant (Exhibit 2(b) hereto).

e.	Dividend Reinvestment Plan adopted March 12, 2013 – filed herewith as Exhibit 2(e).

f.	None

g.	Form of Investment Management Agreement between Registrant and Blackstone Alternative Asset Management L.P. (“BAAM”) – filed herewith as Exhibit 2(g).

h.1	Form of Distribution Agreement between Registrant and Blackstone Advisory Partners L.P. – filed herewith as Exhibit 2(h)(1).

h.2	Form of Dealer Agreement between Blackstone Advisory Partners L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated – to be filed by amendment.

h.3	Form of Dealer Agreement between Blackstone Advisory Partners L.P. and Central Park Group, LLC – to be filed by amendment.

h.4	Form of Distribution and Service Plan for Advisor Class I Shares dated March 12, 2013 – filed herewith as Exhibit 2(h)(4).

h.5	Form of Distribution and Service Plan for Advisor Class II Shares dated March 12, 2013 – filed herewith as Exhibit 2(h)(5).

i.	None

j.	Form of Joinder to Master Global Custodial Services Agreement between Registrant and Citibank, N.A. – filed herewith as Exhibit 2(j).

k.1	Form of Joinder to Master Services Agreement between Registrant and Citi Fund Services Ohio, Inc. – filed herewith as Exhibit 2(k)(1).

k.2	Form of Expense Limitation and Reimbursement Agreement – filed herewith as Exhibit 2(k)(2).

l.	Opinion and consent of Ropes & Gray LLP as to the Registrant’s Shares – filed herewith as Exhibit 2(l).

m.	None

n.	Consent of Deloitte & Touche LLP – filed herewith as Exhibit 2(n).

o.	None

p.	Subscription Agreement of BAAM dated March 6, 2013 – filed herewith as Exhibit 2(p).

q.	None

r.1	Code of Ethics of Registrant – filed herewith as Exhibit 2(r)(1).

r.2	Code of Ethics of BAAM – filed herewith as Exhibit 2(r)(2).

r.3	Code of Ethics of Distributor – filed herewith as Exhibit 2(r)(3).

s.	Power of Attorney for Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund – filed herewith as Exhibit 2(s).

s.2	Power of Attorney for Blackstone Alternative Alpha Sub Fund I Ltd. - filed herewith as Exhibit 2(s)(2).

(1)	Previously filed with the SEC as part of the Registration Statement under the 1933 Act and 1940 Act on January 15, 2013, and hereby incorporated by reference.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$34,100
FINRA Fees	$38,000
Printing and engraving expenses	$84,370
Legal fees	$215,030
Accounting expenses	$17,000

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

At May 1, 2013:

Title of Class	Number of Record Holders
Advisor Class III Shares	1

Item 30. Indemnification

Reference is made to Article VIII (Indemnification) of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

BAAM is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Fund” and “Investment Management and Other Services,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of BAAM during the last two fiscal years is incorporated by reference to Form ADV filed by the Adviser with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-52559).

Item 32. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Investment Manager (345 Park Avenue, 28th Floor, New York, New York 10154), Citibank, N.A., the Custodian (388 Greenwich Street, New York, NY 10013), and/or Citi Fund Services Ohio, Inc., the Administrator (3435 Stelzer Road, Columbus, Ohio 43219).

Item 33. Management Services

None.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 19th day of June, 2013.

BLACKSTONE ALTERNATIVE ALPHA FUND II

By:	/s/ Brian F. Gavin
Brian F. Gavin
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John M. Brown* John M. Brown	Trustee	June 19, 2013

/s/ Frank J. Coates* Frank J. Coates	Trustee	June 19, 2013

/s/ Paul J. Lawler* Paul J. Lawler	Trustee	June 19, 2013

/s/ Kristen M. Leopold* Kristen M. Leopold	Trustee	June 19, 2013

/s/ Peter Koffler* Peter Koffler	Trustee	June 19, 2013

/s/ Brian F. Gavin Brian F. Gavin	President (Principal Executive Officer)	June 19, 2013

/s/ Arthur Liao Arthur Liao	Treasurer (Principal Financial and Accounting Officer)	June 19, 2013

By:	/s/ Brian F. Gavin
Brian F. Gavin
* Attorney-in-Fact pursuant to Powers of Attorney filed herewith
Date: June 19, 2013

SIGNATURES

Blackstone Alternative Alpha Master Fund has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 19th day of June, 2013.

BLACKSTONE ALTERNATIVE ALPHA MASTER FUND

By:	/s/ Brian F. Gavin
Brian F. Gavin
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John M. Brown* John M. Brown	Trustee	June 19, 2013

/s/ Frank J. Coates* Frank J. Coates	Trustee	June 19, 2013

/s/ Paul J. Lawler* Paul J. Lawler	Trustee	June 19, 2013

/s/ Kristen M. Leopold* Kristen M. Leopold	Trustee	June 19, 2013

/s/ Peter Koffler* Peter Koffler	Trustee	June 19, 2013

/s/ Brian F. Gavin Brian F. Gavin	President (Principal Executive Officer)	June 19, 2013

/s/ Arthur Liao Arthur Liao	Treasurer (Principal Financial and Accounting Officer)	June 19, 2013

By:	/s/ Brian F. Gavin
Brian F. Gavin
* Attorney-in-Fact pursuant to Powers of Attorney filed herewith
Date: June 19, 2013

SIGNATURES

Blackstone Alternative Alpha Sub Fund I Ltd. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 19th day of June, 2013.

BLACKSTONE ALTERNATIVE ALPHA SUB FUND I LTD.

By:	/s/ Patrick Agemian*
Patrick Agemian
Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Patrick Agemian*	Director	June 19, 2013
Patrick Agemian

By:	/s/ Brian F. Gavin
Brian F. Gavin
* Attorney-in-Fact pursuant to Power of Attorney filed herewith
Date: June 19, 2013

EXHIBIT INDEX

BLACKSTONE ALTERNATIVE ALPHA FUND II

Exhibit Ref.

2(b)	Bylaws of the Registrant

2(e)	Dividend Reinvestment Plan

2(g)	Form of Investment Management Agreement

2(h)(1)	Form of Distribution Agreement

2(h)(4)	Form of Distribution and Service Plan for Class I Shares

2(h)(5)	Form of Distribution and Service Plan for Class II Shares

2(j)	Form of Joinder to Master Global Custodial Services Agreement

2(k)(1)	Form of Joinder to Master Services Agreement

2(k)(2)	Form of Expense Limitation and Reimbursement Agreement

2(l)	Opinion and Consent of Ropes & Gray LLP

2(n)	Consent of Deloitte & Touche LLP

2(p)	Subscription Agreement

2(r)(1)	Code of Ethics of Registrant

2(r)(2)	Code of Ethics of BAAM

2(r)(3)	Code of Ethics of Distributor

2(s)	Power of Attorney for Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund

2(s)(2)	Power of Attorney for Blackstone Alternative Alpha Sub Fund I Ltd.